UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387
                                   ---------

                          FRANKLIN MUTUAL SERIES FUNDS
                          -----------------------------
               (Exact name of registrant as specified in charter)

             101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (210) 912-2100
                                                            --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period:  12/31/08
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                      DECEMBER 31 , 2008

ANNUAL REPORT AND SHAREHOLDER LETTER                        VALUE
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

                      [FRANKLIN TEMPLETON INVESTMENT LOGO]

                      Franklin - Templeton - Mutual Series

                             Franklin Templeton Investments

                             GAIN FROM OUR PERSPECTIVE(R)

                             Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual
                             Series.

SPECIALIZED EXPERTISE        Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                             FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                             TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries,
                             Templeton offers investors a truly global perspective.

                             MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION         Because our management groups work independently and adhere to different investment approaches,
                             Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST    At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   [PICTURE]

Not part of the annual report

                Contents

SHAREHOLDER LETTER  1    ANNUAL REPORT                    Financial Statements...   33   Tax Designation..............  56
                         Mutual Shares Fund.....    5     Notes to Financial             Board Members and Officers...  57
                                                          Statements.............   37
                         Performance Summary....   12                                    Shareholder Information......  61
                                                          Report of Independent
                         Your Fund's Expenses...   17     Registered Public
                                                          Accounting Firm........   55
                         Financial Highlights
                         and Statement of
                         Investments ...........   19

Shareholder Letter

            Dear Mutual Shares Fund Shareholder:

            As we write this letter, 2008 has just drawn to a close. Like many other investors, we are not sorry to see it pass. From a purely financial perspective, it was a painful year, bringing stock market declines ranging from 40% to 50% across most of the developed world (with greater losses in many emerging markets) as well as a credit crisis and climate of fear that prompted a global recession. These events have effectively wiped out the shareholders of such institutions as Fannie Mae, Freddie Mac, AIG, Bear Stearns, Lehman Brothers, Fortis, Washington Mutual and Wachovia Bank, and have led to extraordinary government intervention in the financial markets. Policy makers have no definitive playbook for guidance, and the world of finance is being remade before our eyes.

            As stewards of our investors' capital, we have always followed an investment approach that places a premium on limiting our portfolio's downside exposure. This is inherent in our focus on buying companies cheaply -- when their securities are trading at a meaningful discount to our analysis of intrinsic value -- and selling them as they trade close to that value. We are particularly attracted to stocks where an identifiable catalyst exists to unlock the valuation discount. We also buy distressed securities and participate in merger arbitrage and privately negotiated transactions when we feel we can generate attractive risk-adjusted returns for Fund investors.

            With markets down as much as they were in 2008, and given that we are essentially "long only" investors, it would be unrealistic to expect positive returns in this environment. Nevertheless, we clearly are disappointed with

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              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                       Not part of the annual report | 1
            the Fund's loss for the year. Several factors contributed to this, some market related and others self-inflicted.

            First, and perhaps most important, was the generally indiscriminate devaluation of stocks across industries, geographies and market capitalizations. In short, there were few safe havens as even companies in the less cyclical, more defensive industries that make up the Fund's core, including consumer staples, health care, utilities and telecommunications companies, were all down at least 18% in 2008, and in some cases significantly more.

            Second, we underestimated the ferocity of the economic downturn and its impact on the valuations of some of the more economically sensitive companies owned, including those in the industrials, consumer discretionary and information technology sectors.

            Third, while we did not buy into the oil and commodity bubble that burst in July 2008, we did own or had established over the past several months positions in a number of companies directly or indirectly exposed to oil or other commodities. Such companies' share prices plunged in the latter half of the year.

            Fourth, entering 2008 the Fund owned shares of several large European banks that we believed had very limited exposure to the difficulties that roiled the U.S. financial system. Subsequent events proved the contagion had spread to these institutions as well.

            Fifth, due to the repricing of corporate credit risk and paralysis in the credit markets, the stocks of leveraged companies, i.e., companies with substantial debt, were disproportionately punished by the markets.

            Finally, our focus on merger arbitrage, private transactions and catalyst-oriented investments, all of which have tended to protect the Fund during periods of extended downward volatility, failed in this mission in 2008. Several merger arbitrage positions declined sharply after deals failed to close. We also substantially wrote down several private transactions in which we were invested. Catalyst-oriented positions were doubly affected when the catalysts were postponed due to capital market constraints and the hedge funds that typically owned large positions in these stocks were forced to liquidate their positions due to investor redemptions.

            In a year of few highlights, we did get some things right. A portion of the Fund's assets were held in cash during the year, with about 17% of total net assets in cash at year-end, reflecting our caution about valuations in general. We selectively used market puts at various points during the year to protect

                        2| Not part of the annual report
against large downward market movements. We did have our share of positive stock stories as noted in the following shareholder report. And we increased our foreign currency hedges over the year, which mitigated the drag caused by an appreciating dollar.

Looking forward, we are focused on a number of factors. Rather than try to be macroeconomists or market strategists, we instead focus on our discipline of buying securities at what we believe are very attractive prices and investing for the long term. However, one cannot ignore the macroeconomic backdrop entering 2009, and we are proceeding with a fairly high degree of caution. Although the actions of central banks across the globe may have temporarily stabilized the financial system, we are not convinced that the worst of the economic news is behind us. Nevertheless, given the indiscriminate nature of the market carnage, such an environment creates opportunities -- and we are focused on four particular areas:

      - Stocks of companies in economically defensive industries, with strong market positions, high barriers to entry, reasonably predictable earnings and cash flows, many of which we consider as attractively valued today as they have been in years;

      - Stocks disproportionately punished by the market, perhaps because they were owned heavily by hedge funds or have a higher degree of leverage but have no need to access the credit markets for a number of years;

      - Stocks of market-leading global companies, sometimes in more economically sensitive industries, that are extremely attractive for long-term investors, including a number of commodity-oriented companies; and

      - Distressed debt, a quiet area for the past several years due to robust economic and capital market conditions. The leveraged buyout boom from 2005 through mid-2007 is likely to result in defaults by many good companies with bad balance sheets in the coming years. We consider this an area of particular opportunity although it is still early. Most of the distressed opportunities through year-end 2008 have been in bad companies with bad balance sheets, which interest us little. In the meantime, we have sought to take advantage of credit market dislocation and technical pressure to add positions in a number of senior secured corporate loans that are trading at levels we think will generate equity-like returns with, in our view, a low risk of principal loss.

                        Not part of the annual report | 3

            As a final note, periods of economic and market instability historically have created favorable opportunities for long-term, patient and disciplined investors. We believe the basic institutions that underlie our economic and political system have proven their ability to adapt to changing conditions and emerge stronger from severe dislocations. We are excited about the prospects of participating in this chapter, albeit a difficult one, of our economic history and believe our approach should serve our shareholders well over the long term. We certainly appreciate your support over the past year and look forward to a more prosperous year ahead.

            Sincerely,

            /s/ Peter A. Langerman
            Peter A. Langerman
            Chairman, President and Chief Executive Officer
            Franklin Mutual Advisers, LLC

            /s/ Michael J. Embler
            Michael J. Embler
            Senior Vice President and Chief Investment Officer
            Franklin Mutual Advisers, LLC

            THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE OBTAINED FROM SOURCES CONSIDERED RELIABLE.

                       4 | Not part of the annual report

Annual Report

Mutual Shares Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit FRANKLINTEMPLETON.COM or call (800) 342-5236 for most recent month-end performance.

This annual report for Mutual Shares Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Mutual Shares Fund - Class Z had a -37.92% cumulative total return for the 12 months ended December 31, 2008. The Fund performed comparably to its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -37.00% total return for the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 12.

ECONOMIC AND MARKET OVERVIEW

In 2008, the U.S. economy faltered and The Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967. The government's abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled the equity markets. Despite government interventions and massive emergency funding, rapidly weakening manufacturing activity and falling home prices exacerbated the nation's economic troubles. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.2 In early December, the National Bureau of Economic Research officially declared the U.S. economy has been in recession since December 2007.

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 24.

                                Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/08

U.S.                                           55.0%
U.K.                                            7.9%
Germany                                         5.0%
France                                          4.1%
Switzerland                                     3.3%
Netherlands                                     2.5%
Norway                                          1.2%
Denmark                                         1.0%
Other                                           4.3%
Short-Term Investments & Other Net Assets      15.7%

The weakening U.S. economy negatively impacted growth prospects around the world. Although growth in the first half of the year was robust in developing economies, particularly in Asia, signs of a global slowdown surfaced in the latter half. In an environment of extremely high commodity prices that increased inflationary pressure, the world's monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The European Central Bank and many of the world's other central banks had raised rates due to inflationary pressures. Later in the year, the potential for global recession trumped inflationary concerns, and the world's monetary authorities cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world's currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed.

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

                               6 | Annual Report

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

During the period under review, three investments that declined in value were Constellation Energy, a power generation and distribution company; News Corp., an international media company; and International Paper, a paper and forest products company.

In the second half of 2008, Constellation Energy's management disclosed that collateral requirements for certain business operations had increased substantially. This development triggered concerns about the company's capital position, and its share price weakened materially. In September, MidAmerican Energy Holdings, a utility controlled by Berkshire Hathaway, agreed to inject capital into Constellation and also offered to purchase all of Constellation's outstanding shares for $4.7 billion. Initially, Constellation's board supported MidAmerican's offer, but by mid-December Electricite de France (EDF), a Constellation joint venture partner, offered to purchase half of the company's nuclear assets for $4.5 billion. The EDF proposal enabled existing investors to retain a stake in half of Constellation's nuclear generation assets and complete ownership of its remaining assets. Constellation's board ultimately endorsed EDF's offer and terminated the second step of the MidAmerican deal. During

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/08

                                             % OF TOTAL
                                             NET ASSETS
----------------------------------------    -----------
Tobacco                                           9.8%
Insurance                                         8.4%
Media                                             6.3%
Food Products                                     4.6%
Industrial Conglomerates                          3.9%
Food & Staples Retailing                          3.8%
Oil, Gas & Consumable Fuels                       3.7%
Diversified Telecommunication Services            3.4%
Electric Utilities                                2.9%
Paper & Forest Products                           2.8%

                                Annual Report | 7

TOP 10 HOLDINGS
12/31/08

COMPANY                                       % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                      NET ASSETS
-------------------------------------------   ----------
Berkshire Hathaway Inc., A & B                    3.1%
   Insurance, U.S.
British American Tobacco PLC, ord. & ADR          2.4%
   Tobacco, U.K.
Comcast Corp., A                                  2.4%
   Media, U.S.
Imperial Tobacco Group PLC                        2.1%
   Tobacco, U.K.
CVS Caremark Corp.                                1.9%
   Food & Staples Retailing, U.S.
Nestle SA                                         1.9%
   Food Products, Switzerland
Microsoft Corp.                                   1.7%
   Software, U.S.
E.ON AG                                           1.5%
   Electric Utilities, Germany
News Corp., A                                     1.5%
   Media, U.S.
Qwest Communications International Inc.           1.5%
   Diversified Telecommunication
   Services, U.S.

the course of 2008, the Fund's investment in Constellation fell 60% in value. Although MidAmerican's capital injection was dilutive to shareholders and the shares declined in value, we believed the share price at year-end materially undervalued Constellation's combined assets.

News Corp. shares declined 55% for the year as early signs of recession curbed advertising spending. The company has a diversified portfolio of media properties including television networks and stations, cable networks, newspapers and a film studio. While some of these platforms posted strong growth, the television stations and newspaper operations proved particularly vulnerable as consumers' multi-year migration away from those media formats was exacerbated by a slowing advertising market. Although perhaps somewhat counterintuitive, the company's significant cash balance also weighed on the stock price. Investors were concerned about the company's suggestions that it would prefer strategic acquisitions over stock repurchases despite the weak business environment. We believed that the longer-term strategic value of News Corp.'s assets remained intact.

Shares of International Paper, North America's largest producer of cardboard boxes and the second-largest producer of copy paper in North America, declined approximately 60% in value during the year under review. The stock came under pressure as rising raw materials prices drove input costs higher, demand declined due to overall economic weakness, and lower capacity utilization negatively affected the company's financial performance. Despite these headwinds, pricing for International Paper's products remained fairly firm as the company (and most of its competitors) aggressively reduced production to better match supply with demand. The company completed its purchase of Weyerhaeuser's box business in August, which provided significant cost-saving opportunities. We believed this holding's intrinsic value was significantly higher than year-end market values and continued to hold the position into 2009.

In contrast to these disappointments, three of the Fund's best performing investments were Valeant Pharmaceuticals International, a specialty pharmaceuticals company; brewer Anheuser-Busch; and H&R Block, a financial services company specializing in tax return preparation.

Valeant is a multinational company that develops and markets products primarily in the neurology and therapeutic dermatology areas. Valeant's stock rose 91% during the year, supported by a number of positive developments. In February 2008, Michael Pearson was named CEO, and his focus on the company's core geographies was well received by investors. Pearson quickly began to deliver on his strategy by selling the company's western European

                               8 | Annual Report
operations and announcing his intention to exit much of the central European business. Over the course of 2008, Valeant also announced a cost reduction program, a partnership with GlaxoSmithKline to develop the epilepsy drug Retigabine, and acquisitions to bolster existing product lines.

Anheuser-Busch received an unsolicited $65-per-share cash takeover offer from Belgian brewing giant InBev in the spring of 2008. In our analysis, the company had been a long-time underperformer and suffered from a complacent management team. After the initial announcement, we began to buy shares at a discount to the offer as we believed the acquirer had the financial strength and management aggressiveness to increase its price and complete the deal. In July, the board of Anheuser-Busch accepted InBev's enhanced $70-per-share cash offer. As the global credit crunch accelerated in September and October, Anheuser-Busch shares traded lower over concerns that the deal might not close, and we used this opportunity to add to the Fund's position. InBev completed the acquisition in November, and the new company, Anheuser-Busch InBev, became the largest global brewer. Overall, the Fund's investment appreciated more than 14% during 2008.

H&R Block (sold by period-end) is the largest U.S. tax preparer, serving clients through both retail offices and the Internet. In recent years, the company expanded its business portfolio by entering the subprime mortgage market and suffered the consequences in 2007 and thereafter. In 2008, shareholders voted in new board members who exited the mortgage business and improved operating margins in H&R Block's remaining businesses. During the time we held it in 2008, the Fund's shares rose 26% largely as a result of this management turnaround.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was stronger compared with most foreign currencies during 2008, the Fund benefited to the extent it was hedged.

                                Annual Report | 9

            Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.

             [PHOTO]         /s/ Peter A. Langerman
                             Peter A. Langerman
                             Co-Portfolio Manager

             [PHOTO]         /s/ F. David Segal,
                             F. David Segal, CFA
                             Co-Portfolio Manager

             [PHOTO]         /s/ Debbie A. Turner, CFA
                             Debbie A. Turner, CFA
                             Assistant Portfolio Manager

                             Mutual Shares Fund

            THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                               10 | Annual Report

PETER LANGERMAN has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund's former manager.

F. DAVID SEGAL has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

DEBBIE TURNER has been assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund's former manager.

                               Annual Report | 11

Performance Summary as of 12/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z (SYMBOL: MUTHX)                        CHANGE   12/31/08   12/31/07
---------------------------------             -------   --------   ---------
Net Asset Value (NAV)                         -$10.01    $ 15.32    $ 25.33
DISTRIBUTIONS (1/1/08 - 12/31/08)
Dividend Income                     $0.2701
Short-Term Capital Gain             $0.1653
Long-Term Capital Gain              $0.0356
   TOTAL                            $0.4710

CLASS A (SYMBOL: TESIX)                        CHANGE   12/31/08   12/31/07
---------------------------------             -------   --------   ---------
Net Asset Value (NAV)                         -$9.92    $ 15.22    $ 25.14
DISTRIBUTIONS (1/1/08 - 12/31/08)
Dividend Income                     $0.2055
Short-Term Capital Gain             $0.1653
Long-Term Capital Gain              $0.0356
   TOTAL                            $0.4064

CLASS B (SYMBOL: FMUBX)                        CHANGE   12/31/08   12/31/07
---------------------------------   -------   -------   --------   ---------
Net Asset Value (NAV)                         -$9.66    $ 14.94    $ 24.60
DISTRIBUTIONS (1/1/08 - 12/31/08)
Dividend Income                     $0.0368
Short-Term Capital Gain             $0.1653
Long-Term Capital Gain              $0.0356
   TOTAL                            $0.2377

CLASS C (SYMBOL: TEMTX)                        CHANGE   12/31/08   12/31/07
---------------------------------             -------   --------   ---------
Net Asset Value (NAV)                         -$9.76    $ 15.10    $ 24.86
DISTRIBUTIONS (1/1/08 - 12/31/08)
Dividend Income                     $0.0446
Short-Term Capital Gain             $0.1653
Long-Term Capital Gain              $0.0356
   TOTAL                            $0.2455

CLASS B (SYMBOL: TESRX)                        CHANGE   12/31/08   12/31/07
---------------------------------             -------   --------   ---------
Net Asset Value (NAV)                         -$9.85    $ 15.15    $ 25.00
DISTRIBUTIONS (1/1/08 - 12/31/08)
Dividend Income                     $0.1598
Short-Term Capital Gain             $0.1653
Long-Term Capital Gain              $0.0356
   TOTAL                            $0.3607

                               12 | Annual Report

PERFORMANCE

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. CLASS Z/R: no sales charges; CLASS A: 5.75% maximum initial sales charge; CLASS B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; CLASS C: 1% CDSC in first year only.

CLASS Z (1)                                        1-YEAR      5-YEAR      10-YEAR
--------------------------------------            --------    --------    ---------
Cumulative Total Return (2)                         -37.92%      -4.57%      +49.88%
Average Annual Total Return (3)                     -37.92%      -0.93%       +4.13%
Value of $10,000 Investment (4)                   $  6,208    $  9,543    $  14,988
   Total Annual Operating Expenses (5)    0.75%

CLASS A (1)                                        1-YEAR      5-YEAR      10-YEAR
--------------------------------------            --------    --------    ---------
Cumulative Total Return (2)                         -38.10%      -6.14%      +44.86%
Average Annual Total Return (3)                     -41.65%      -2.42%       +3.16%
Value of $10,000 Investment (4)                   $  5,835    $  8,848    $  13,652
   Total Annual Operating Expenses (5)    1.07%

CLASS B (1)                                        1-YEAR      5-YEAR      10-YEAR
--------------------------------------            --------    --------    ---------
Cumulative Total Return (2)                         -38.54%      -9.25%      +37.08%
Average Annual Total Return (3)                     -40.97%      -2.24%       +3.20%
Value of $10,000 Investment (4)                   $  5,903    $  8,930    $  13,708
   Total Annual Operating Expenses (5)    1.75%

CLASS C (1)                                        1-YEAR      5-YEAR      10-YEAR
--------------------------------------    ----    --------    --------    ---------
Cumulative Total Return (2)                         -38.53%      -9.19%      +35.64%
Average Annual Total Return (3)                     -39.14%      -1.91%       +3.10%
Value of $10,000 Investment (4)                   $  6,086    $  9,081    $  13,564
   Total Annual Operating Expenses (5)    1.75%

                                                                          Inception
CLASS R                                            1-YEAR      5-YEAR     (1/1/02)
--------------------------------------            --------    --------    ---------
Cumulative Total Return (2)                         -38.19%      -6.88%       +4.20%
Average Annual Total Return (3)                     -38.19%      -1.42%       +0.59%
Value of $10,000 Investment (4)                   $  6,181    $  9,312    $  10,420
Total Annual Operating Expenses (5)       1.25%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, see "Funds and Performance" at FRANKLINTEMPLETON.COM or call (800) 342-5236.

                               Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS Z(1) 12/31/08
---------- --------
1-Year      -37.92%
5-Year       -0.93%
10-Year      +4.13%

CLASS Z (1/1/99 - 12/31/08)(1)

[LINE CHART]

    Prepared by (HYD):  Syed. Zakir
    Reviewed by (HYD):  Bejugama Manasa
     Reviewed by (US):  Jamie Grocock, Marketing Data & Analytics,x54525
              Sources:  (C) 2009 Thomson Reuters, (C) 2009 Morningstar
        Sales Charges:  Fund performance includes sales charges.
          Rebalancing:  N/A
 Funds & Indexes Used:  Mutual Shares Fund, S&P 500 Index
                Notes: Sources: Morningstar EnCorr, Fundstation Performance Report, MF Growth of 10K Report

                                                             S&P 500 TR (IA Extended)
   DATE      MUTUAL SHARES FUND - CLASS Z   S&P 500 INDEX      (%Total Return)
----------   ----------------------------   -------------    ------------------------
  1/1/1999             $ 10,000                $ 10,000
 1/31/1999             $ 10,159                $ 10,418               4.181630%
 2/28/1999             $ 10,026                $ 10,094              -3.107890%
 3/31/1999             $ 10,491                $ 10,498               4.000870%
 4/30/1999             $ 11,305                $ 10,905               3.872520%
 5/31/1999             $ 11,361                $ 10,647              -2.361360%
 6/30/1999             $ 11,684                $ 11,238               5.549780%
 7/31/1999             $ 11,361                $ 10,887              -3.122470%
 8/31/1999             $ 10,923                $ 10,833              -0.494750%
 9/30/1999             $ 10,641                $ 10,536              -2.741390%
10/31/1999             $ 11,059                $ 11,203               6.328070%
11/30/1999             $ 11,267                $ 11,431               2.032800%
12/31/1999             $ 11,500                $ 12,104               5.889610%
 1/31/2000             $ 11,123                $ 11,496              -5.024240%
 2/29/2000             $ 10,667                $ 11,278              -1.892950%
 3/31/2000             $ 11,771                $ 12,382               9.782880%
 4/30/2000             $ 11,647                $ 12,009              -3.008580%
 5/31/2000             $ 11,793                $ 11,763              -2.051700%
 6/30/2000             $ 11,587                $ 12,053               2.465300%
 7/31/2000             $ 11,909                $ 11,864              -1.563400%
 8/31/2000             $ 12,512                $ 12,601               6.211440%
 9/30/2000             $ 12,500                $ 11,936              -5.279330%
10/31/2000             $ 12,798                $ 11,886              -0.422790%
11/30/2000             $ 12,396                $ 10,949              -7.883930%
12/31/2000             $ 13,091                $ 11,002               0.489410%
 1/31/2001             $ 13,865                $ 11,392               3.547910%
 2/28/2001             $ 13,872                $ 10,354              -9.118170%
 3/31/2001             $ 13,521                $  9,698              -6.335020%
 4/30/2001             $ 14,070                $ 10,451               7.771040%
 5/31/2001             $ 14,560                $ 10,521               0.669970%
 6/30/2001             $ 14,649                $ 10,265              -2.433870%
 7/31/2001             $ 14,642                $ 10,164              -0.984420%
 8/31/2001             $ 14,308                $  9,528              -6.260160%
 9/30/2001             $ 13,048                $  8,759              -8.075230%
10/31/2001             $ 12,993                $  8,926               1.906880%
11/30/2001             $ 13,538                $  9,610               7.670630%
12/31/2001             $ 13,919                $  9,694               0.876050%
 1/31/2002             $ 13,790                $  9,553              -1.459330%
 2/28/2002             $ 13,854                $  9,369              -1.928500%
 3/31/2002             $ 14,270                $  9,721               3.760910%
 4/30/2002             $ 14,355                $  9,132              -6.062790%
 5/31/2002             $ 14,363                $  9,064              -0.736730%
 6/30/2002             $ 13,431                $  8,419              -7.122960%
 7/31/2002             $ 12,624                $  7,763              -7.795440%
 8/31/2002             $ 12,755                $  7,813               0.656560%
 9/30/2002             $ 12,064                $  6,964             -10.867930%
10/31/2002             $ 12,253                $  7,577               8.801580%
11/30/2002             $ 12,501                $  8,023               5.885910%
12/31/2002             $ 12,403                $  7,552              -5.874760%
 1/31/2003             $ 12,300                $  7,354              -2.619660%
 2/28/2003             $ 12,101                $  7,244              -1.500380%
 3/31/2003             $ 12,131                $  7,314               0.970930%
 4/30/2003             $ 12,845                $  7,917               8.236990%
 5/31/2003             $ 13,501                $  8,334               5.268770%
 6/30/2003             $ 13,705                $  8,440               1.275640%
 7/31/2003             $ 13,787                $  8,589               1.763160%
 8/31/2003             $ 14,113                $  8,756               1.950210%
 9/30/2003             $ 14,054                $  8,663              -1.061950%
10/31/2003             $ 14,573                $  9,153               5.657000%
11/30/2003             $ 15,041                $  9,234               0.879830%
12/31/2003             $ 15,706                $  9,718               5.244450%
 1/31/2004             $ 15,833                $  9,897               1.835510%
 2/29/2004             $ 16,245                $ 10,034               1.389950%
 3/31/2004             $ 16,222                $  9,883              -1.508650%
 4/30/2004             $ 15,953                $  9,728              -1.569800%
 5/31/2004             $ 15,975                $  9,861               1.372260%
 6/30/2004             $ 16,241                $ 10,053               1.944490%
 7/31/2004             $ 15,993                $  9,720              -3.309660%
 8/31/2004             $ 16,136                $  9,759               0.404490%
 9/30/2004             $ 16,347                $  9,865               1.083080%
10/31/2004             $ 16,542                $ 10,016               1.527680%
11/30/2004             $ 17,347                $ 10,421               4.046160%
12/31/2004             $ 17,887                $ 10,776               3.402870%
 1/31/2005             $ 17,538                $ 10,513              -2.437480%
 2/28/2005             $ 18,073                $ 10,734               2.104400%
 3/31/2005             $ 17,941                $ 10,544              -1.770800%
 4/30/2005             $ 17,771                $ 10,344              -1.896560%
 5/31/2005             $ 18,151                $ 10,673               3.181860%
 6/30/2005             $ 18,356                $ 10,689               0.141970%
 7/31/2005             $ 18,831                $ 11,086               3.718830%
 8/31/2005             $ 18,908                $ 10,985              -0.912400%
 9/30/2005             $ 19,196                $ 11,074               0.809940%
10/31/2005             $ 18,815                $ 10,889              -1.667080%
11/30/2005             $ 19,290                $ 11,301               3.782210%
12/31/2005             $ 19,745                $ 11,305               0.034810%
 1/31/2006             $ 20,239                $ 11,604               2.647780%
 2/28/2006             $ 20,371                $ 11,636               0.271330%
 3/31/2006             $ 21,006                $ 11,781               1.244750%
 4/30/2006             $ 21,154                $ 11,939               1.342780%
 5/31/2006             $ 20,808                $ 11,595              -2.878140%
 6/30/2006             $ 20,821                $ 11,611               0.135570%
 7/31/2006             $ 20,888                $ 11,683               0.616850%
 8/31/2006             $ 21,481                $ 11,961               2.379310%
 9/30/2006             $ 21,640                $ 12,269               2.577000%
10/31/2006             $ 22,417                $ 12,669               3.258610%
11/30/2006             $ 22,785                $ 12,909               1.901600%
12/31/2006             $ 23,371                $ 13,091               1.402780%
 1/31/2007             $ 23,890                $ 13,289               1.512320%
 2/28/2007             $ 23,667                $ 13,029              -1.955880%
 3/31/2007             $ 24,114                $ 13,174               1.118500%
 4/30/2007             $ 24,867                $ 13,758               4.429530%
 5/31/2007             $ 25,745                $ 14,238               3.489510%
 6/30/2007             $ 25,592                $ 14,001              -1.661330%
 7/31/2007             $ 24,460                $ 13,567              -3.100480%
 8/31/2007             $ 24,307                $ 13,771               1.499010%
 9/30/2007             $ 24,720                $ 14,286               3.739880%
10/31/2007             $ 25,250                $ 14,513               1.590680%
11/30/2007             $ 24,523                $ 13,906              -4.180660%
12/31/2007             $ 24,143                $ 13,810              -0.693760%
 1/31/2008             $ 22,752                $ 12,981              -5.998160%
 2/29/2008             $ 22,314                $ 12,560              -3.248580%
 3/31/2008             $ 21,923                $ 12,505              -0.431800%
 4/30/2008             $ 22,676                $ 13,115               4.870310%
 5/31/2008             $ 23,019                $ 13,284               1.295260%
 6/30/2008             $ 20,665                $ 12,164              -8.430360%
 7/31/2008             $ 20,818                $ 12,062              -0.840620%
 8/31/2008             $ 21,028                $ 12,237               1.446470%
 9/30/2008             $ 19,264                $ 11,146              -8.910730%
10/31/2008             $ 15,979                $  9,274             -16.794790%
11/30/2008             $ 14,660                $  8,609              -7.175460%
12/31/2008             $ 14,988                $  8,700               1.064030%

Total Returns             49.88%                 -13.00%

AVERAGE ANNUAL TOTAL RETURN

CLASS A(1) 12/31/08
---------- --------
1-Year     -41.65%
5-Year      -2.42%
10-Year     +3.16%

CLASS A (1/1/99 - 12/31/08)(1)

[LINE CHART]

     Prepared by (HYD):  Syed. Zakir
     Reviewed by (HYD):  Bejugama Manasa
      Reviewed by (US):  Jamie Grocock, Marketing Data & Analytics, x54525
               Sources: (C) 2009 Thomson Reuters, (C) 2009 Morningstar Sales Charges: Fund performance includes sales charges.
           Rebalancing:  N/A
  Funds & Indexes Used:  Mutual Shares Fund, S&P 500 Index
                 Notes: Sources: Morningstar EnCorr, Fundstation Performance Report, MF Growth of 10K Report

                                                             S&P 500 TR (IA Extended)
   DATE      MUTUAL SHARES FUND - CLASS A   S&P 500 INDEX       (%Total Return)
----------   ----------------------------   -------------    ------------------------
  1/1/1999            $ 9,425                  $10,000
 1/31/1999            $ 9,574                  $10,418            4.18163000%
 2/28/1999            $ 9,444                  $10,094           -3.10789000%
 3/31/1999            $ 9,884                  $10,498            4.00087000%
 4/30/1999            $10,643                  $10,905            3.87252000%
 5/31/1999            $10,691                  $10,647           -2.36136000%
 6/30/1999            $10,997                  $11,238            5.54978000%
 7/31/1999            $10,687                  $10,887           -3.12247000%
 8/31/1999            $10,269                  $10,833           -0.49475000%
 9/30/1999            $10,003                  $10,536           -2.74139000%
10/31/1999            $10,392                  $11,203            6.32807000%
11/30/1999            $10,584                  $11,431            2.03280000%
12/31/1999            $10,803                  $12,104            5.88961000%
 1/31/2000            $10,443                  $11,496           -5.02424000%
 2/29/2000            $10,013                  $11,278           -1.89295000%
 3/31/2000            $11,047                  $12,382            9.78288000%
 4/30/2000            $10,925                  $12,009           -3.00858000%
 5/31/2000            $11,063                  $11,763           -2.05170000%
 6/30/2000            $10,864                  $12,053            2.46530000%
 7/31/2000            $11,162                  $11,864           -1.56340000%
 8/31/2000            $11,723                  $12,601            6.21144000%
 9/30/2000            $11,706                  $11,936           -5.27933000%
10/31/2000            $11,987                  $11,886           -0.42279000%
11/30/2000            $11,603                  $10,949           -7.88393000%
12/31/2000            $12,253                  $11,002            0.48941000%
 1/31/2001            $12,973                  $11,392            3.54791000%
 2/28/2001            $12,973                  $10,354           -9.11817000%
 3/31/2001            $12,638                  $ 9,698           -6.33502000%
 4/30/2001            $13,154                  $10,451            7.77104000%
 5/31/2001            $13,607                  $10,521            0.66997000%
 6/30/2001            $13,687                  $10,265           -2.43387000%
 7/31/2001            $13,681                  $10,164           -0.98442000%
 8/31/2001            $13,361                  $ 9,528           -6.26016000%
 9/30/2001            $12,178                  $ 8,759           -8.07523000%
10/31/2001            $12,126                  $ 8,926            1.90688000%
11/30/2001            $12,625                  $ 9,610            7.67063000%
12/31/2001            $12,981                  $ 9,694            0.87605000%
 1/31/2002            $12,860                  $ 9,553           -1.45933000%
 2/28/2002            $12,914                  $ 9,369           -1.92850000%
 3/31/2002            $13,296                  $ 9,721            3.76091000%
 4/30/2002            $13,369                  $ 9,132           -6.06279000%
 5/31/2002            $13,376                  $ 9,064           -0.73673000%
 6/30/2002            $12,501                  $ 8,419           -7.12296000%
 7/31/2002            $11,752                  $ 7,763           -7.79544000%
 8/31/2002            $11,868                  $ 7,813            0.65656000%
 9/30/2002            $11,228                  $ 6,964          -10.86793000%
10/31/2002            $11,392                  $ 7,577            8.80158000%
11/30/2002            $11,623                  $ 8,023            5.88591000%
12/31/2002            $11,527                  $ 7,552           -5.87476000%
 1/31/2003            $11,431                  $ 7,354           -2.61966000%
 2/28/2003            $11,239                  $ 7,244           -1.50038000%
 3/31/2003            $11,266                  $ 7,314            0.97093000%
 4/30/2003            $11,926                  $ 7,917            8.23699000%
 5/31/2003            $12,530                  $ 8,334            5.26877000%
 6/30/2003            $12,711                  $ 8,440            1.27564000%
 7/31/2003            $12,787                  $ 8,589            1.76316000%
 8/31/2003            $13,084                  $ 8,756            1.95021000%
 9/30/2003            $13,022                  $ 8,663           -1.06195000%
10/31/2003            $13,506                  $ 9,153            5.65700000%
11/30/2003            $13,928                  $ 9,234            0.87983000%
12/31/2003            $14,545                  $ 9,718            5.24445000%
 1/31/2004            $14,657                  $ 9,897            1.83551000%
 2/29/2004            $15,039                  $10,034            1.38995000%
 3/31/2004            $15,012                  $ 9,883           -1.50865000%
 4/30/2004            $14,761                  $ 9,728           -1.56980000%
 5/31/2004            $14,775                  $ 9,861            1.37226000%
 6/30/2004            $15,018                  $10,053            1.94449000%
 7/31/2004            $14,780                  $ 9,720           -3.30966000%
 8/31/2004            $14,906                  $ 9,759            0.40449000%
 9/30/2004            $15,102                  $ 9,865            1.08308000%
10/31/2004            $15,277                  $10,016            1.52768000%
11/30/2004            $16,011                  $10,421            4.04616000%
12/31/2004            $16,508                  $10,776            3.40287000%
 1/31/2005            $16,177                  $10,513           -2.43748000%
 2/28/2005            $16,667                  $10,734            2.10440000%
 3/31/2005            $16,537                  $10,544           -1.77080000%
 4/30/2005            $16,379                  $10,344           -1.89656000%
 5/31/2005            $16,731                  $10,673            3.18186000%
 6/30/2005            $16,910                  $10,689            0.14197000%
 7/31/2005            $17,343                  $11,086            3.71883000%
 8/31/2005            $17,408                  $10,985           -0.91240000%
 9/30/2005            $17,675                  $11,074            0.80994000%
10/31/2005            $17,314                  $10,889           -1.66708000%
11/30/2005            $17,747                  $11,301            3.78221000%
12/31/2005            $18,156                  $11,305            0.03481000%
 1/31/2006            $18,606                  $11,604            2.64778000%
 2/28/2006            $18,728                  $11,636            0.27133000%
 3/31/2006            $19,300                  $11,781            1.24475000%
 4/30/2006            $19,429                  $11,939            1.34278000%
 5/31/2006            $19,109                  $11,595           -2.87814000%
 6/30/2006            $19,116                  $11,611            0.13557000%
 7/31/2006            $19,170                  $11,683            0.61685000%
 8/31/2006            $19,719                  $11,961            2.37931000%
 9/30/2006            $19,858                  $12,269            2.57700000%
10/31/2006            $20,561                  $12,669            3.25861000%
11/30/2006            $20,894                  $12,909            1.90160000%
12/31/2006            $21,420                  $13,091            1.40278000%
 1/31/2007            $21,891                  $13,289            1.51232000%
 2/28/2007            $21,685                  $13,029           -1.95588000%
 3/31/2007            $22,081                  $13,174            1.11850000%
 4/30/2007            $22,759                  $13,758            4.42953000%
 5/31/2007            $23,569                  $14,238            3.48951000%
 6/30/2007            $23,414                  $14,001           -1.66133000%
 7/31/2007            $22,378                  $13,567           -3.10048000%
 8/31/2007            $22,229                  $13,771            1.49901000%
 9/30/2007            $22,602                  $14,286            3.73988000%
10/31/2007            $23,083                  $14,513            1.59068000%
11/30/2007            $22,412                  $13,906           -4.18066000%
12/31/2007            $22,056                  $13,810           -0.69376000%
 1/31/2008            $20,776                  $12,981           -5.99816000%
 2/29/2008            $20,381                  $12,560           -3.24858000%
 3/31/2008            $20,013                  $12,505           -0.43180000%
 4/30/2008            $20,697                  $13,115            4.87031000%
 5/31/2008            $21,004                  $13,284            1.29526000%
 6/30/2008            $18,855                  $12,164           -8.43036000%
 7/31/2008            $18,987                  $12,062           -0.84062000%
 8/31/2008            $19,180                  $12,237            1.44647000%
 9/30/2008            $17,569                  $11,146           -8.91073000%
10/31/2008            $14,564                  $ 9,274          -16.79479000%
11/30/2008            $13,358                  $ 8,609           -7.17546000%
12/31/2008            $13,652                  $ 8,700            1.06403000%

Total Returns           36.52%                  -13.00%

                               14 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS B(1) 12/31/08
---------- --------
1-Year      -40.97%
5-Year       -2.24%
10-Year      +3.20%

CLASS B (1/1/99 - 12/31/08)(1)

[LINE CHART]

   Prepared by (HYD):  Syed. Zakir
   Reviewed by (HYD):  Bejugama Manasa
    Reviewed by (US):  Jamie Grocock, Marketing Data & Analytics, x54525
             Sources:  (C) 2009 Thomson Reuters, (C) 2009 Morningstar
       Sales Charges:  Fund performance includes sales charges.
         Rebalancing:  N/A
Funds & Indexes Used:  Mutual Shares Fund, S&P 500 Index
               Notes: Sources: Morningstar EnCorr, Fundstation Performance Report, MF Growth of 10K Report
                       *After 8 years Class B shares convert to class A shares. This performance is a hybrid of the two share classes.

                                               S&P 500    Conversion of Mutual Shares Fund -   S&P 500 TR (IA Extended)
   DATE      MUTUAL SHARES FUND - CLASS B       INDEX        Class B to Class A shares             (%Total Return)
----------   ----------------------------      --------   ----------------------------------   -----------------------
  1/1/1999             $ 10,000                $ 10,000
 1/31/1999             $ 10,127                $ 10,418                                               4.18163000%
 2/28/1999             $  9,978                $ 10,094                                              -3.10789000%
 3/31/1999             $ 10,439                $ 10,498                                               4.00087000%
 4/30/1999             $ 11,232                $ 10,905                                               3.87252000%
 5/31/1999             $ 11,283                $ 10,647                                              -2.36136000%
 6/30/1999             $ 11,596                $ 11,238                                               5.54978000%
 7/31/1999             $ 11,263                $ 10,887                                              -3.12247000%
 8/31/1999             $ 10,815                $ 10,833                                              -0.49475000%
 9/30/1999             $ 10,528                $ 10,536                                              -2.74139000%
10/31/1999             $ 10,935                $ 11,203                                               6.32807000%
11/30/1999             $ 11,127                $ 11,431                                               2.03280000%
12/31/1999             $ 11,352                $ 12,104                                               5.88961000%
 1/31/2000             $ 10,971                $ 11,496                                              -5.02424000%
 2/29/2000             $ 10,511                $ 11,278                                              -1.89295000%
 3/31/2000             $ 11,587                $ 12,382                                               9.78288000%
 4/30/2000             $ 11,458                $ 12,009                                              -3.00858000%
 5/31/2000             $ 11,593                $ 11,763                                              -2.05170000%
 6/30/2000             $ 11,380                $ 12,053                                               2.46530000%
 7/31/2000             $ 11,689                $ 11,864                                              -1.56340000%
 8/31/2000             $ 12,270                $ 12,601                                               6.21144000%
 9/30/2000             $ 12,246                $ 11,936                                              -5.27933000%
10/31/2000             $ 12,524                $ 11,886                                              -0.42279000%
11/30/2000             $ 12,125                $ 10,949                                              -7.88393000%
12/31/2000             $ 12,792                $ 11,002                                               0.48941000%
 1/31/2001             $ 13,538                $ 11,392                                               3.54791000%
 2/28/2001             $ 13,531                $ 10,354                                              -9.11817000%
 3/31/2001             $ 13,178                $  9,698                                              -6.33502000%
 4/30/2001             $ 13,708                $ 10,451                                               7.77104000%
 5/31/2001             $ 14,166                $ 10,521                                               0.66997000%
 6/30/2001             $ 14,241                $ 10,265                                              -2.43387000%
 7/31/2001             $ 14,227                $ 10,164                                              -0.98442000%
 8/31/2001             $ 13,884                $  9,528                                              -6.26016000%
 9/30/2001             $ 12,657                $  8,759                                              -8.07523000%
10/31/2001             $ 12,590                $  8,926                                               1.90688000%
11/30/2001             $ 13,109                $  9,610                                               7.67063000%
12/31/2001             $ 13,465                $  9,694                                               0.87605000%
 1/31/2002             $ 13,331                $  9,553                                              -1.45933000%
 2/28/2002             $ 13,380                $  9,369                                              -1.92850000%
 3/31/2002             $ 13,768                $  9,721                                               3.76091000%
 4/30/2002             $ 13,838                $  9,132                                              -6.06279000%
 5/31/2002             $ 13,838                $  9,064                                              -0.73673000%
 6/30/2002             $ 12,929                $  8,419                                              -7.12296000%
 7/31/2002             $ 12,143                $  7,763                                              -7.79544000%
 8/31/2002             $ 12,257                $  7,813                                               0.65656000%
 9/30/2002             $ 11,585                $  6,964                                             -10.86793000%
10/31/2002             $ 11,749                $  7,577                                               8.80158000%
11/30/2002             $ 11,985                $  8,023                                               5.88591000%
12/31/2002             $ 11,876                $  7,552                                              -5.87476000%
 1/31/2003             $ 11,768                $  7,354                                              -2.61966000%
 2/28/2003             $ 11,574                $  7,244                                              -1.50038000%
 3/31/2003             $ 11,588                $  7,314                                               0.97093000%
 4/30/2003             $ 12,264                $  7,917                                               8.23699000%
 5/31/2003             $ 12,875                $  8,334                                               5.26877000%
 6/30/2003             $ 13,059                $  8,440                                               1.27564000%
 7/31/2003             $ 13,131                $  8,589                                               1.76316000%
 8/31/2003             $ 13,428                $  8,756                                               1.95021000%
 9/30/2003             $ 13,355                $  8,663                                              -1.06195000%
10/31/2003             $ 13,848                $  9,153                                               5.65700000%
11/30/2003             $ 14,275                $  9,234                                               0.87983000%
12/31/2003             $ 14,894                $  9,718                                               5.24445000%
 1/31/2004             $ 15,003                $  9,897                                               1.83551000%
 2/29/2004             $ 15,387                $ 10,034                                               1.38995000%
 3/31/2004             $ 15,344                $  9,883                                              -1.50865000%
 4/30/2004             $ 15,075                $  9,728                                              -1.56980000%
 5/31/2004             $ 15,082                $  9,861                                               1.37226000%
 6/30/2004             $ 15,321                $ 10,053                                               1.94449000%
 7/31/2004             $ 15,073                $  9,720                                              -3.30966000%
 8/31/2004             $ 15,197                $  9,759                                               0.40449000%
 9/30/2004             $ 15,387                $  9,865                                               1.08308000%
10/31/2004             $ 15,554                $ 10,016                                               1.52768000%
11/30/2004             $ 16,297                $ 10,421                                               4.04616000%
12/31/2004             $ 16,785                $ 10,776                                               3.40287000%
 1/31/2005             $ 16,449                $ 10,513                                              -2.43748000%
 2/28/2005             $ 16,934                $ 10,734                                               2.10440000%
 3/31/2005             $ 16,792                $ 10,544                                              -1.77080000%
 4/30/2005             $ 16,628                $ 10,344                                              -1.89656000%
 5/31/2005             $ 16,971                $ 10,673                                               3.18186000%
 6/30/2005             $ 17,147                $ 10,689                                               0.14197000%
 7/31/2005             $ 17,573                $ 11,086                                               3.71883000%
 8/31/2005             $ 17,633                $ 10,985                                              -0.91240000%
 9/30/2005             $ 17,887                $ 11,074                                               0.80994000%
10/31/2005             $ 17,513                $ 10,889                                              -1.66708000%
11/30/2005             $ 17,939                $ 11,301                                               3.78221000%
12/31/2005             $ 18,348                $ 11,305                                               0.03481000%
 1/31/2006             $ 18,788                $ 11,604                                               2.64778000%
 2/28/2006             $ 18,906                $ 11,636                                               0.27133000%
 3/31/2006             $ 19,472                $ 11,781                                               1.24475000%
 4/30/2006             $ 19,590                $ 11,939                                               1.34278000%
 5/31/2006             $ 19,260                $ 11,595                                              -2.87814000%
 6/30/2006             $ 19,255                $ 11,611                                               0.13557000%
 7/31/2006             $ 19,303                $ 11,683                                               0.61685000%
 8/31/2006             $ 19,837                $ 11,961                                               2.37931000%
 9/30/2006             $ 19,964                $ 12,269                                               2.57700000%
10/31/2006             $ 20,665                $ 12,669                                               3.25861000%
11/30/2006             $ 20,984                $ 12,909                                               1.90160000%
12/31/2006             $ 21,506                $ 13,091                                               1.40278000%
 1/31/2007             $ 21,979                $ 13,289                   2.20%                       1.51232000%
 2/28/2007             $ 21,773                $ 13,029                  -0.94%                      -1.95588000%
 3/31/2007             $ 22,171                $ 13,174                   1.83%                       1.11850000%
 4/30/2007             $ 22,852                $ 13,758                   3.07%                       4.42953000%
 5/31/2007             $ 23,665                $ 14,238                   3.56%                       3.48951000%
 6/30/2007             $ 23,509                $ 14,001                  -0.66%                      -1.66133000%
 7/31/2007             $ 22,470                $ 13,567                  -4.42%                      -3.10048000%
 8/31/2007             $ 22,319                $ 13,771                  -0.67%                       1.49901000%
 9/30/2007             $ 22,694                $ 14,286                   1.68%                       3.73988000%
10/31/2007             $ 23,178                $ 14,513                   2.13%                       1.59068000%
11/30/2007             $ 22,503                $ 13,906                  -2.91%                      -4.18066000%
12/31/2007             $ 22,148                $ 13,810                  -1.58%                      -0.69376000%
 1/31/2008             $ 20,861                $ 12,981                  -5.81%                      -5.99816000%
 2/29/2008             $ 20,464                $ 12,560                  -1.90%                      -3.24858000%
 3/31/2008             $ 20,094                $ 12,505                  -1.81%                      -0.43180000%
 4/30/2008             $ 20,781                $ 13,115                   3.42%                       4.87031000%
 5/31/2008             $ 21,089                $ 13,284                   1.48%                       1.29526000%
 6/30/2008             $ 18,931                $ 12,164                 -10.23%                      -8.43036000%
 7/31/2008             $ 19,064                $ 12,062                   0.70%                      -0.84062000%
 8/31/2008             $ 19,258                $ 12,237                   1.02%                       1.44647000%
 9/30/2008             $ 17,641                $ 11,146                  -8.40%                      -8.91073000%
10/31/2008             $ 14,624                $  9,274                 -17.10%                     -16.79479000%
11/30/2008             $ 13,413                $  8,609                  -8.28%                      -7.17546000%
12/31/2008             $ 13,708                $  8,700                   2.20%                       1.06403000%

Total Returns             37.08%                 -13.00%

AVERAGE ANNUAL TOTAL RETURN

CLASS C(1) 12/31/08
---------- --------
1-Year      -39.14%
5-Year       -1.91%
10-Year      +3.10%

CLASS C (1/1/99 - 12/31/08)(1)

[LINE CHART]

   Prepared by (HYD):  Syed. Zakir
   Reviewed by (HYD):  Bejugama Manasa
    Reviewed by (US):  Jamie Grocock, Marketing Data & Analytics, x54525
             Sources:  (C) 2009 Thomson Reuters, (C) 2009 Morningstar
       Sales Charges:  Fund performance includes sales charges.
         Rebalancing:  N/A
Funds & Indexes Used:  Mutual Shares Fund, S&P 500 Index
               Notes: Sources: Morningstar EnCorr, Fundstation Performance Report, MF Growth of 10K Report

                                                              S&P 500 TR (IA Extended)
   DATE      MUTUAL SHARES FUND - CLASS C    S&P 500 INDEX     (%Total Return)
----------   ----------------------------    -------------    ------------------------
 1/1/1999              $ 10,000                  $ 10,000
 1/31/1999             $ 10,149                  $ 10,418          4.18163000%
 2/28/1999             $ 10,005                  $ 10,094         -3.10789000%
 3/31/1999             $ 10,464                  $ 10,498          4.00087000%
 4/30/1999             $ 11,262                  $ 10,905          3.87252000%
 5/31/1999             $ 11,314                  $ 10,647         -2.36136000%
 6/30/1999             $ 11,628                  $ 11,238          5.54978000%
 7/31/1999             $ 11,292                  $ 10,887         -3.12247000%
 8/31/1999             $ 10,847                  $ 10,833         -0.49475000%
 9/30/1999             $ 10,559                  $ 10,536         -2.74139000%
10/31/1999             $ 10,962                  $ 11,203          6.32807000%
11/30/1999             $ 11,161                  $ 11,431          2.03280000%
12/31/1999             $ 11,387                  $ 12,104          5.88961000%
 1/31/2000             $ 11,000                  $ 11,496         -5.02424000%
 2/29/2000             $ 10,540                  $ 11,278         -1.89295000%
 3/31/2000             $ 11,623                  $ 12,382          9.78288000%
 4/30/2000             $ 11,494                  $ 12,009         -3.00858000%
 5/31/2000             $ 11,629                  $ 11,763         -2.05170000%
 6/30/2000             $ 11,415                  $ 12,053          2.46530000%
 7/31/2000             $ 11,724                  $ 11,864         -1.56340000%
 8/31/2000             $ 12,306                  $ 12,601          6.21144000%
 9/30/2000             $ 12,282                  $ 11,936         -5.27933000%
10/31/2000             $ 12,560                  $ 11,886         -0.42279000%
11/30/2000             $ 12,160                  $ 10,949         -7.88393000%
12/31/2000             $ 12,831                  $ 11,002          0.48941000%
 1/31/2001             $ 13,576                  $ 11,392          3.54791000%
 2/28/2001             $ 13,570                  $ 10,354         -9.11817000%
 3/31/2001             $ 13,217                  $ 9,698          -6.33502000%
 4/30/2001             $ 13,746                  $ 10,451          7.77104000%
 5/31/2001             $ 14,211                  $ 10,521          0.66997000%
 6/30/2001             $ 14,288                  $ 10,265         -2.43387000%
 7/31/2001             $ 14,268                  $ 10,164         -0.98442000%
 8/31/2001             $ 13,931                  $  9,528         -6.26016000%
 9/30/2001             $ 12,693                  $  8,759         -8.07523000%
10/31/2001             $ 12,632                  $  8,926          1.90688000%
11/30/2001             $ 13,144                  $  9,610          7.67063000%
12/31/2001             $ 13,506                  $  9,694          0.87605000%
 1/31/2002             $ 13,373                  $  9,553         -1.45933000%
 2/28/2002             $ 13,422                  $  9,369         -1.92850000%
 3/31/2002             $ 13,815                  $  9,721          3.76091000%
 4/30/2002             $ 13,885                  $  9,132         -6.06279000%
 5/31/2002             $ 13,885                  $  9,064         -0.73673000%
 6/30/2002             $ 12,969                  $  8,419         -7.12296000%
 7/31/2002             $ 12,186                  $  7,763         -7.79544000%
 8/31/2002             $ 12,293                  $  7,813          0.65656000%
 9/30/2002             $ 11,624                  $  6,964        -10.86793000%
10/31/2002             $ 11,787                  $  7,577          8.80158000%
11/30/2002             $ 12,022                  $  8,023          5.88591000%
12/31/2002             $ 11,915                  $  7,552         -5.87476000%
 1/31/2003             $ 11,807                  $  7,354         -2.61966000%
 2/28/2003             $ 11,607                  $  7,244         -1.50038000%
 3/31/2003             $ 11,629                  $  7,314          0.97093000%
 4/30/2003             $ 12,300                  $  7,917          8.23699000%
 5/31/2003             $ 12,922                  $  8,334          5.26877000%
 6/30/2003             $ 13,103                  $  8,440          1.27564000%
 7/31/2003             $ 13,168                  $  8,589          1.76316000%
 8/31/2003             $ 13,470                  $  8,756          1.95021000%
 9/30/2003             $ 13,398                  $  8,663         -1.06195000%
10/31/2003             $ 13,887                  $  9,153          5.65700000%
11/30/2003             $ 14,318                  $  9,234          0.87983000%
12/31/2003             $ 14,937                  $  9,718          5.24445000%
 1/31/2004             $ 15,045                  $  9,897          1.83551000%
 2/29/2004             $ 15,434                  $ 10,034          1.38995000%
 3/31/2004             $ 15,398                  $  9,883         -1.50865000%
 4/30/2004             $ 15,125                  $  9,728         -1.56980000%
 5/31/2004             $ 15,132                  $  9,861          1.37226000%
 6/30/2004             $ 15,375                  $ 10,053          1.94449000%
 7/31/2004             $ 15,122                  $  9,720         -3.30966000%
 8/31/2004             $ 15,245                  $  9,759          0.40449000%
 9/30/2004             $ 15,440                  $  9,865          1.08308000%
10/31/2004             $ 15,607                  $ 10,016          1.52768000%
11/30/2004             $ 16,351                  $ 10,421          4.04616000%
12/31/2004             $ 16,845                  $ 10,776          3.40287000%
 1/31/2005             $ 16,505                  $ 10,513         -2.43748000%
 2/28/2005             $ 16,993                  $ 10,734          2.10440000%
 3/31/2005             $ 16,853                  $ 10,544         -1.77080000%
 4/30/2005             $ 16,682                  $ 10,344         -1.89656000%
 5/31/2005             $ 17,030                  $ 10,673          3.18186000%
 6/30/2005             $ 17,205                  $ 10,689          0.14197000%
 7/31/2005             $ 17,628                  $ 11,086          3.71883000%
 8/31/2005             $ 17,694                  $ 10,985         -0.91240000%
 9/30/2005             $ 17,947                  $ 11,074          0.80994000%
10/31/2005             $ 17,568                  $ 10,889         -1.66708000%
11/30/2005             $ 17,998                  $ 11,301          3.78221000%
12/31/2005             $ 18,407                  $ 11,305          0.03481000%
 1/31/2006             $ 18,854                  $ 11,604          2.64778000%
 2/28/2006             $ 18,964                  $ 11,636          0.27133000%
 3/31/2006             $ 19,537                  $ 11,781          1.24475000%
 4/30/2006             $ 19,662                  $ 11,939          1.34278000%
 5/31/2006             $ 19,325                  $ 11,595         -2.87814000%
 6/30/2006             $ 19,316                  $ 11,611          0.13557000%
 7/31/2006             $ 19,364                  $ 11,683          0.61685000%
 8/31/2006             $ 19,901                  $ 11,961          2.37931000%
 9/30/2006             $ 20,028                  $ 12,269          2.57700000%
10/31/2006             $ 20,731                  $ 12,669          3.25861000%
11/30/2006             $ 21,056                  $ 12,909          1.90160000%
12/31/2006             $ 21,570                  $ 13,091          1.40278000%
 1/31/2007             $ 22,042                  $ 13,289          1.51232000%
 2/28/2007             $ 21,814                  $ 13,029         -1.95588000%
 3/31/2007             $ 22,210                  $ 13,174          1.11850000%
 4/30/2007             $ 22,875                  $ 13,758          4.42953000%
 5/31/2007             $ 23,674                  $ 14,238          3.48951000%
 6/30/2007             $ 23,505                  $ 14,001         -1.66133000%
 7/31/2007             $ 22,451                  $ 13,567         -3.10048000%
 8/31/2007             $ 22,290                  $ 13,771          1.49901000%
 9/30/2007             $ 22,653                  $ 14,286          3.73988000%
10/31/2007             $ 23,117                  $ 14,513          1.59068000%
11/30/2007             $ 22,434                  $ 13,906         -4.18066000%
12/31/2007             $ 22,067                  $ 13,810         -0.69376000%
 1/31/2008             $ 20,780                  $ 12,981         -5.99816000%
 2/29/2008             $ 20,363                  $ 12,560         -3.24858000%
 3/31/2008             $ 19,990                  $ 12,505         -0.43180000%
 4/30/2008             $ 20,656                  $ 13,115          4.87031000%
 5/31/2008             $ 20,957                  $ 13,284          1.29526000%
 6/30/2008             $ 18,801                  $ 12,164         -8.43036000%
 7/31/2008             $ 18,917                  $ 12,062         -0.84062000%
 8/31/2008             $ 19,094                  $ 12,237          1.44647000%
 9/30/2008             $ 17,478                  $ 11,146         -8.91073000%
10/31/2008             $ 14,484                  $  9,274        -16.79479000%
11/30/2008             $ 13,274                  $  8,609         -7.17546000%
12/31/2008             $ 13,564                  $  8,700          1.06403000%

Total Returns             35.64%                   -13.00%

                               Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

CLASS R                        12/31/08
---------------------------    --------
1-Year                         -38.19%
5-Year                          -1.42%
Since Inception (1/1/02)        +0.59%

CLASS R (1/1/02 - 12/31/08)

[LINE CHART]

   Prepared by (HYD):  Syed. Zakir
   Reviewed by (HYD):  Bejugama Manasa
    Reviewed by (US):  Jamie Grocock, Marketing Data & Analytics, x54525
             Sources:  (C) 2009 Thomson Reuters, (C) 2009 Morningstar
       Sales Charges:  Fund performance includes sales charges.
         Rebalancing:  N/A
Funds & Indexes Used:  Mutual Shares Fund, S&P 500 Index
               Notes: Sources: Morningstar EnCorr, Fundstation Performance Report, MF Growth of 10K Report

                                                            Mutual Shares    S&P 500 TR (IA Extended)
    DATE     MUTUAL SHARES FUND - CLASS R   S&P 500 INDEX   Fund - Class R       (%Total Return)
----------   ----------------------------   -------------   --------------    -----------------------
  1/1/2002             $ 10,000               $10,000
 1/31/2002             $  9,917               $ 9,854        -0.83000000%         -1.45933000%
 2/28/2002             $  9,958               $ 9,664         0.41514783%         -1.92850000%
 3/31/2002             $ 10,258               $10,027         3.01502471%          3.76091000%
 4/30/2002             $ 10,315               $ 9,420         0.54815975%         -6.06279000%
 5/31/2002             $ 10,320               $ 9,350         0.04867601%         -0.73673000%
 6/30/2002             $  9,643               $ 8,684        -6.55833414%         -7.12296000%
 7/31/2002             $  9,065               $ 8,007        -5.98771217%         -7.79544000%
 8/31/2002             $  9,150               $ 8,060         0.93043864%          0.65656000%
 9/30/2002             $  8,657               $ 7,184        -5.38849868%        -10.86793000%
10/31/2002             $  8,782               $ 7,816         1.44994780%          8.80158000%
11/30/2002             $  8,956               $ 8,276         1.97804711%          5.88591000%
12/31/2002             $  8,880               $ 7,790        -0.85211347%         -5.87476000%
 1/31/2003             $  8,805               $ 7,586        -0.83682008%         -2.61966000%
 2/28/2003             $  8,662               $ 7,472        -1.63074467%         -1.50038000%
 3/31/2003             $  8,678               $ 7,545         0.18548574%          0.97093000%
 4/30/2003             $  9,182               $ 8,166         5.80884055%          8.23699000%
 5/31/2003             $  9,648               $ 8,596         5.07436570%          5.26877000%
 6/30/2003             $  9,792               $ 8,706         1.49875104%          1.27564000%
 7/31/2003             $  9,846               $ 8,859         0.54347826%          1.76316000%
 8/31/2003             $ 10,076               $ 9,032         2.33554309%          1.95021000%
 9/30/2003             $ 10,022               $ 8,936        -0.52820411%         -1.06195000%
10/31/2003             $ 10,391               $ 9,442         3.67698627%          5.65700000%
11/30/2003             $ 10,717               $ 9,525         3.14070352%          0.87983000%
12/31/2003             $ 11,190               $10,024         4.41300478%          5.24445000%
 1/31/2004             $ 11,276               $10,208         0.76274228%          1.83551000%
 2/29/2004             $ 11,566               $10,350         2.57369312%          1.38995000%
 3/31/2004             $ 11,545               $10,194        -0.18232332%         -1.50865000%
 4/30/2004             $ 11,351               $10,034        -1.67869879%         -1.56980000%
 5/31/2004             $ 11,362               $10,172         0.09731069%          1.37226000%
 6/30/2004             $ 11,544               $10,370         1.59964649%          1.94449000%
 7/31/2004             $ 11,360               $10,026        -1.59185804%         -3.30966000%
 8/31/2004             $ 11,457               $10,067         0.85742067%          0.40449000%
 9/30/2004             $ 11,608               $10,176         1.31463628%          1.08308000%
10/31/2004             $ 11,738               $10,332         1.11591696%          1.52768000%
11/30/2004             $ 12,304               $10,750         4.82504919%          4.04616000%
12/31/2004             $ 12,680               $11,115         3.06047499%          3.40287000%
 1/31/2005             $ 12,431               $10,844        -1.96388977%         -2.43748000%
 2/28/2005             $ 12,803               $11,073         2.98869144%          2.10440000%
 3/31/2005             $ 12,703               $10,877        -0.78431373%         -1.77080000%
 4/30/2005             $ 12,581               $10,670        -0.95652174%         -1.89656000%
 5/31/2005             $ 12,847               $11,010         2.11509298%          3.18186000%
 6/30/2005             $ 12,984               $11,025         1.06299828%          0.14197000%
 7/31/2005             $ 13,312               $11,435         2.52900232%          3.71883000%
 8/31/2005             $ 13,362               $11,331         0.37715924%         -0.91240000%
 9/30/2005             $ 13,562               $11,423         1.49545352%          0.80994000%
10/31/2005             $ 13,284               $11,232        -2.05094032%         -1.66708000%
11/30/2005             $ 13,618               $11,657         2.51719707%          3.78221000%
12/31/2005             $ 13,934               $11,661         2.31529273%          0.03481000%
 1/31/2006             $ 14,275               $11,970         2.45027385%          2.64778000%
 2/28/2006             $ 14,362               $12,003         0.61198649%          0.27133000%
 3/31/2006             $ 14,803               $12,152         3.06928616%          1.24475000%
 4/30/2006             $ 14,898               $12,315         0.63763397%          1.34278000%
 5/31/2006             $ 14,651               $11,961        -1.65812888%         -2.87814000%
 6/30/2006             $ 14,649               $11,977        -0.01370802%          0.13557000%
 7/31/2006             $ 14,690               $12,051         0.28105292%          0.61685000%
 8/31/2006             $ 15,106               $12,338         2.83683095%          2.37931000%
 9/30/2006             $ 15,214               $12,655         0.71124701%          2.57700000%
10/31/2006             $ 15,750               $13,068         3.52451983%          3.25861000%
11/30/2006             $ 16,000               $13,316         1.58750398%          1.90160000%
12/31/2006             $ 16,405               $13,503         2.52918288%          1.40278000%
 1/31/2007             $ 16,767               $13,707         2.20970802%          1.51232000%
 2/28/2007             $ 16,603               $13,439        -0.98215355%         -1.95588000%
 3/31/2007             $ 16,908               $13,590         1.83863554%          1.11850000%
 4/30/2007             $ 17,423               $14,192         3.04668013%          4.42953000%
 5/31/2007             $ 18,041               $14,687         3.54446430%          3.48951000%
 6/30/2007             $ 17,920               $14,443        -0.66792831%         -1.66133000%
 7/31/2007             $ 17,122               $13,995        -4.45477978%         -3.10048000%
 8/31/2007             $ 17,007               $14,205        -0.66858249%          1.49901000%
 9/30/2007             $ 17,288               $14,736         1.65318533%          3.73988000%
10/31/2007             $ 17,652               $14,970         2.10257304%          1.59068000%
11/30/2007             $ 17,135               $14,345        -2.92963195%         -4.18066000%
12/31/2007             $ 16,860               $14,245        -1.60571964%         -0.69376000%
 1/31/2008             $ 15,882               $13,391        -5.80107207%         -5.99816000%
 2/29/2008             $ 15,578               $12,956        -1.90945878%         -3.24858000%
 3/31/2008             $ 15,295               $12,900        -1.81771303%         -0.43180000%
 4/30/2008             $ 15,814               $13,528         3.39417017%          4.87031000%
 5/31/2008             $ 16,043               $13,703         1.44771097%          1.29526000%
 6/30/2008             $ 14,399               $12,548       -10.25223759%         -8.43036000%
 7/31/2008             $ 14,499               $12,442         0.69739870%         -0.84062000%
 8/31/2008             $ 14,641               $12,622         0.97652192%          1.44647000%
 9/30/2008             $ 13,406               $11,498        -8.42935528%         -8.91073000%
10/31/2008             $ 11,117               $ 9,567       -17.07737248%        -16.79479000%
11/30/2008             $ 10,190               $ 8,880        -8.33709692%         -7.17546000%
12/31/2008             $ 10,420               $ 8,975         2.25660229%          1.06403000%

Total Returns              4.20%               -10.25%

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

                               16 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.    Divide your account value by $1,000.
      If an account had an $8,600 value, then $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                               Annual Report | 17

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges or redemption fees. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                      VALUE 7/1/08       VALUE 12/31/08   PERIOD* 7/1/08 - 12/31/08
Actual                                        $ 1,000              $   725.30             $ 3.56
Hypothetical (5% return before expenses)      $ 1,000              $ 1,021.01             $ 4.17
CLASS A
Actual                                        $ 1,000              $   724.00             $ 4.81
Hypothetical (5% return before expenses)      $ 1,000              $ 1,019.56             $ 5.63
CLASS B
Actual                                        $ 1,000              $   721.40             $ 7.88
Hypothetical (5% return before expenses)      $ 1,000              $ 1,015.99             $ 9.22
CLASS C
Actual                                        $ 1,000              $   721.50             $ 7.79
Hypothetical (5% return before expenses)      $ 1,000              $ 1,016.09             $ 9.12
CLASS R
Actual                                        $ 1,000              $   723.70             $ 5.72
Hypothetical (5% return before expenses)      $ 1,000              $ 1,018.50             $ 6.70

* Expenses are calculated using the most recent expense ratio, annualized for each class (Z: 0.82%; A: 1.11%; B: 1.82%; C: 1.80%; and R: 1.32%)
      multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                               18 | Annual Report

Mutual Shares Fund

FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED DECEMBER 31,
                                               --------------------------------------------------------------------------
CLASS Z                                           2008            2007            2006            2005           2004
                                               -----------    ------------    ------------     -----------    -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........  $     25.33    $      26.08    $      23.95     $     23.05    $     20.99
                                               -----------    ------------    ------------     -----------    -----------
Income from investment operations (a):
   Net investment income (b) ................         0.45            0.70            0.42            0.47           0.35
   Net realized and unrealized gains
   (losses) .................................        (9.99)           0.17            3.90            1.92           2.52
                                               -----------    ------------    ------------     -----------    -----------
Total from investment operations ............        (9.54)           0.87            4.32            2.39           2.87
                                               -----------    ------------    ------------     -----------    -----------
Less distributions from:
   Net investment income ....................        (0.27)          (0.75)          (0.52)          (0.29)         (0.39)
   Net realized gains .......................        (0.20)          (0.87)          (1.67)          (1.20)         (0.42)
                                               -----------    ------------    ------------     -----------    -----------
Total distributions .........................        (0.47)          (1.62)          (2.19)          (1.49)         (0.81)
                                               -----------    ------------    ------------     -----------    -----------
Redemption fees (c,d)........................           --              --              --              --             --
                                               -----------    ------------    ------------     -----------    -----------
Net asset value, end of year ................  $     15.32    $      25.33    $      26.08     $     23.95    $     23.05
                                               ===========    ============    ============     ===========    ===========

Total return ................................       (37.92)%          3.30%          18.37%          10.39%         13.89%

RATIOS TO AVERAGE NET ASSETS

Expenses (e,f) ..............................         0.79%           0.75%           0.84%           0.81%          0.81%
Expenses - excluding dividend expense on
securities sold short(e) ....................         0.78%           0.74%           0.76%           0.76%          0.80%
Net investment income .......................         2.14%           2.57%           1.63%           1.99%          1.62%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............  $ 7,236,112    $ 13,262,561    $ 11,577,506     $ 8,951,080    $ 7,240,641
Portfolio turnover rate .....................        37.97%          40.57%          33.40%          21.57%         33.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Amount rounds to less than $0.01 per share.

(d)   Effective September 1, 2008, the redemption fee was eliminated.

(e)   Benefit of expense reduction rounds to less than 0.01%.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

                 Annual Report | The accompanying notes are an
               integral part of these financial statements. | 19

Mutual Shares Fund

                                                                          YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------------
CLASS A                                               2008           2007           2006           2005          2004
                                                   -----------    -----------    -----------    ----------    -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $     25.14    $     25.90    $     23.82    $    22.94    $     20.90
                                                   -----------    -----------    -----------    ----------    -----------
Income from investment operations (a):
   Net investment income (b)....................          0.39           0.61           0.32          0.39           0.27
   Net realized and unrealized gains (losses) ..         (9.90)          0.17           3.88          1.91           2.51
                                                   -----------    -----------    -----------    ----------    -----------
Total from investment operations ...............         (9.51)          0.78           4.20          2.30           2.78
                                                   -----------    -----------    -----------    ----------    -----------
Less distributions from:
   Net investment income .......................         (0.21)         (0.67)         (0.45)        (0.22)         (0.32)
   Net realized gains ..........................         (0.20)         (0.87)         (1.67)        (1.20)         (0.42)
                                                   -----------    -----------    -----------    ----------    -----------
Total distributions ............................         (0.41)         (1.54)         (2.12)        (1.42)         (0.74)
                                                   -----------    -----------    -----------    ----------    -----------
Redemption fees (c,d) ..........................            --             --             --            --             --
                                                   -----------    -----------    -----------    ----------    -----------
Net asset value, end of year ...................   $     15.22    $     25.14    $     25.90    $    23.82    $     22.94
                                                   ===========    ===========    ===========    ==========    ===========
Total return (e) ...............................        (38.10)%         2.97%         17.98%         9.98%         13.50%

RATIOS TO AVERAGE NET ASSETS

Expenses (f,g) .................................          1.08%          1.07%          1.18%         1.16%          1.16%
Expenses - excluding dividend expense on
securities sold short (f) ......................          1.07%          1.06%          1.10%         1.11%          1.15%
Net investment income ..........................          1.85%          2.25%          1.29%         1.64%          1.27%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 4,624,696    $ 8,469,264    $ 6,761,779    $4,211,238    $ 2,940,029
Portfolio turnover rate ........................         37.97%         40.57%         33.40%        21.57%         33.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Amount rounds to less than $0.01 per share.

(d)   Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)   Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

                       20 | The accompanying notes are an
          integral part of these financial statements | Annual Report

Mutual Shares Fund

                                                                            YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------
CLASS B                                                   2008         2007         2006         2005         2004
                                                        ---------    ---------    ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................  $   24.60    $   25.35    $   23.35    $   22.50    $   20.54
                                                        ---------    ---------    ---------    ---------    ---------
Income from investment operations (a):
   Net investment income (b) .........................       0.23         0.41         0.16         0.23         0.13
   Net realized and unrealized gains (losses) ........      (9.65)        0.18         3.78         1.88         2.44
                                                        ---------    ---------    ---------    ---------    ---------
Total from investment operations .....................      (9.42)        0.59         3.94         2.11         2.57
                                                        ---------    ---------    ---------    ---------    ---------
Less distributions from:
   Net investment income .............................      (0.04)       (0.47)       (0.27)       (0.06)       (0.19)
   Net realized gains ................................      (0.20)       (0.87)       (1.67)       (1.20)       (0.42)
                                                        ---------    ---------    ---------    ---------    ---------
Total distributions ..................................      (0.24)       (1.34)       (1.94)       (1.26)       (0.61)
                                                        ---------    ---------    ---------    ---------    ---------
Redemption fees (c,d) ................................         --           --           --           --           --
                                                        ---------    ---------    ---------    ---------    ---------
Net asset value, end of year .........................  $   14.94    $   24.60    $   25.35    $   23.35    $   22.50
                                                        =========    =========    =========    =========    =========
Total returne ........................................     (38.54)%       2.25%       17.21%        9.31%       12.70%

RATIOS TO AVERAGE NET ASSETS

Expenses (f,g) .......................................       1.79%        1.75%        1.84%        1.81%        1.81%
Expenses - excluding dividend expense on securities
sold short (f) .......................................       1.78%        1.74%        1.76%        1.76%        1.80%
Net investment income ................................       1.14%        1.57%        0.63%        0.99%        0.62%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................  $ 272,750    $ 586,289    $ 659,186    $ 612,007    $ 588,401
Portfolio turnover rate ..............................      37.97%       40.57%       33.40%       21.57%       33.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Amount rounds to less than $0.01 per share.

(d)   Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)   Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

                 Annual Report | The accompanying notes are an
                integral part of these financial statements | 21

Mutual Shares Fund

                                                                         YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------
CLASS C                                                   2008         2007           2006          2005          2004
---------------------------------------------------   ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $     24.86   $     25.63   $     23.48   $     22.76   $     20.75
                                                      -----------   -----------   -----------   -----------   -----------
Income from investment operations (a):
     Net investment income (b) ....................          0.24          0.42          0.16          0.23          0.13
     Net realized and unrealized gains (losses) ...         (9.75)         0.17          3.82          1.89          2.49
                                                      -----------   -----------   -----------   -----------   -----------
Total from investment operations ..................         (9.51)         0.59          3.98          2.12          2.62
                                                      -----------   -----------   -----------   -----------   -----------
Less distributions from:
     Net investment income ........................         (0.05)        (0.49)        (0.16)        (0.20)        (0.19)
     Net realized gains ...........................         (0.20)        (0.87)        (1.67)        (1.20)        (0.42)
                                                      -----------   -----------   -----------   -----------   -----------
Total distributions ...............................         (0.25)        (1.36)        (1.83)        (1.40)        (0.61)
                                                      -----------   -----------   -----------   -----------   -----------
Redemption fees (c,d) .............................            --            --            --            --            --
                                                      -----------   -----------   -----------   -----------   -----------
Net asset value, end of year ......................   $     15.10   $     24.86   $     25.63   $     23.48   $     22.76
                                                      ===========   ===========   ===========   ===========   ===========
Total return (e) ..................................        (38.53)%        2.30%        17.18%         9.27%        12.77%

RATIOS TO AVERAGE NET ASSETS

Expenses (f,g) ....................................          1.77%         1.75%         1.84%         1.81%         1.81%
Expenses - excluding dividend expense on securities
     sold short (f) ...............................          1.76%         1.74%         1.76%         1.76%         1.80%
Net investment income .............................          1.16%         1.57%         0.63%         0.99%         0.62%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $ 1,296,171   $ 2,617,083   $ 2,387,517   $ 1,834,009   $ 1,551,111
Portfolio turnover rate ...........................         37.97%        40.57%        33.40%        21.57%        33.22%

----------
(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Amount rounds to less than $0.01 per share.

(d)   Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)   Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

                  22 |  The accompanying notes are an integral
              part of these financial statements. | Annual Report

Mutual Shares Fund

                                                                         YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------
CLASS R                                                   2008         2007           2006          2005          2004
---------------------------------------------------   ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............    $    25.00    $     25.77   $     23.72   $     22.85   $     20.83
                                                      ----------    -----------   -----------   -----------   -----------
Income from investment operations (a):
     Net investment income (b) ...................          0.34           0.55          0.28          0.35          0.24
     Net realized and unrealized gains (losses)...         (9.83)          0.18          3.86          1.91          2.50
                                                      ----------    -----------   -----------   -----------   -----------
Total from investment operations .................         (9.49)          0.73          4.14          2.26          2.74
                                                      ----------    -----------   -----------   -----------   -----------
Less distributions from:
     Net investment income .......................         (0.16)         (0.63)        (0.42)        (0.19)        (0.30)
     Net realized gains ..........................         (0.20)         (0.87)        (1.67)        (1.20)        (0.42)
                                                      ----------    -----------   -----------   -----------   -----------
Total distributions ..............................         (0.36)         (1.50)        (2.09)        (1.39)        (0.72)
                                                      ----------    -----------   -----------   -----------   -----------
Redemption fees (c,d) ............................            --             --            --            --            --
                                                      ----------    -----------   -----------   -----------   -----------
Net asset value, end of year .....................    $    15.15    $     25.00   $     25.77   $     23.72   $     22.85
                                                      ==========    ===========   ===========   ===========   ===========
Total return (e) .................................        (38.19)%         2.77%        17.73%         9.88%        13.32%

RATIOS TO AVERAGE NET ASSETS

Expenses (f,g) ...................................          1.29%          1.25%         1.34%         1.31%         1.31%
Expenses - excluding dividend expense
  on securities sold short (f) ...................          1.28%          1.24%         1.26%         1.26%         1.30%
Net investment income ............................          1.64%          2.07%         1.13%         1.49%         1.12%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................    $  173,496    $   297,777   $   188,646   $   109,305   $    74,763
Portfolio turnover rate ..........................         37.97%         40.57%        33.40%        21.57%        33.22%

----------
(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Amount rounds to less than $0.01 per share.

(d)   Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)   Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

                 Annual Report | The accompanying notes are an
               integral part of these financial statements. | 23

Mutual Shares Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

                                                                                  SHARES/WARRANTS/
                                                                        COUNTRY        CONTRACTS       VALUE
                                                                     -------------    -----------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 80.5%
          AEROSPACE & DEFENSE 1.0%
      (a) GenCorp Inc ............................................   United States      2,073,770   $  7,631,474
          United Technologies Corp. ..............................   United States      2,398,370    128,552,632
                                                                                                    ------------
                                                                                                     136,184,106
                                                                                                    ------------
          AIR FREIGHT & LOGISTICS 1.2%
          Deutsche Post AG .......................................     Germany          7,318,811    120,811,115
          TNT NV .................................................   Netherlands        2,200,935     42,347,328
                                                                                                    ------------
                                                                                                     163,158,443
                                                                                                    ------------
          AIRLINES 0.4%
      (a) ACE Aviation Holdings Inc., A ..........................      Canada          2,497,781     13,856,034
      (a) Delta Air Lines Inc ....................................   United States      3,221,126     36,914,104
    (a,b) Northwest Airlines Corp., Contingent Distribution ......   United States    111,348,000         70,149
                                                                                                    ------------
                                                                                                      50,840,287
                                                                                                    ------------
          AUTO COMPONENTS 0.2%
  (a,b,c) Collins & Aikman Products Co., Contingent Distribution .   United States      3,845,673         38,457
      (a) Dana Holding Corp. .....................................   United States      1,925,188      1,424,639
    (a,b) Dana Holding Corp., Contingent Distribution ............   United States     45,477,000         14,212
      (a) Goodyear Tire & Rubber Co ..............................   United States      4,294,179     25,636,249
      (a) Lear Corp ..............................................   United States      2,563,001      3,613,830
                                                                                                    ------------
                                                                                                      30,727,387
                                                                                                    ------------
          AUTOMOBILES 0.7%
          Daimler AG .............................................     Germany          1,413,460     52,178,046
          Harley-Davidson Inc ....................................   United States      1,372,853     23,297,315
  (a,d,e) IACNA Investor LLC .....................................   United States        678,719          6,787
(a,d,e,f) International Automotive Components Group Brazil LLC ...      Brazil          7,234,813      5,756,165
(a,d,e,f) International Automotive Components Group Japan LLC ....      Japan           1,104,272      1,193,429
(a,d,e,f) International Automotive Components Group LLC ..........   Luxembourg        25,796,752      4,388,028
(a,d,e,f) International Automotive Components Group NA LLC, A ....   United States     19,434,979      3,164,015
                                                                                                    ------------
                                                                                                      89,983,785
                                                                                                    ------------
          BEVERAGES 2.6%
          Brown-Forman Corp., A ..................................   United States        125,460      6,350,785
          Brown-Forman Corp., B ..................................   United States        788,910     40,620,976
          Carlsberg AS, B ........................................      Denmark           984,186     31,663,539
          Coca-Cola Enterprises Inc ..............................   United States      3,071,914     36,955,125
      (a) Dr Pepper Snapple Group Inc ............................   United States      5,639,999     91,649,984
          Pernod Ricard SA .......................................      France          2,062,832    152,789,743
                                                                                                    ------------
                                                                                                     360,030,152
                                                                                                    ------------
          BIOTECHNOLOGY 0.8%
      (a) Genentech Inc ..........................................   United States      1,249,915    103,630,453
                                                                                                    ------------
          BUILDING PRODUCTS 0.5%
          Armstrong World Industries Inc. ........................   United States        410,714      8,879,636
      (a) Owens Corning Inc ......................................   United States      3,320,705     57,448,197
                                                                                                    ------------
                                                                                                      66,327,833
                                                                                                    ------------

                               24 | Annual Report

Mutual Shares Fund

                                                                              SHARES/WARRANTS/
                                                                  COUNTRY        CONTRACTS      VALUE
                                                               -------------    -----------   ------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        CAPITAL MARKETS 0.3%
        The Goldman Sachs Group Inc. .......................   United States        555,910   $ 46,913,245
                                                                                              ------------
        CHEMICALS 1.4%
(a,b,c) Dow Corning Corp., Contingent Distribution .........   United States     21,830,547      3,157,637
        Koninklijke DSM NV .................................    Netherlands       1,813,228     46,461,879
        Linde AG ...........................................     Germany          1,730,358    144,810,644
                                                                                              ------------
                                                                                               194,430,160
                                                                                              ------------
        COMMERCIAL BANKS 1.6%
        Danske Bank AS .....................................      Denmark         2,506,224     24,483,580
(a,d,e) Elephant Capital Holdings Ltd. .....................       Japan             64,834             --
        Fifth Third Bancorp ................................   United States      4,153,490     34,307,827
  (a,e) Guaranty Bancorp ...................................   United States      5,731,834     11,463,668
        Intesa Sanpaolo SpA ................................       Italy         15,273,862     54,194,508
  (a,d) NCB Warrant Holdings Ltd., A .......................       Japan            301,530             --
        U.S. Bancorp .......................................   United States      3,774,279     94,394,719
                                                                                              ------------
                                                                                               218,844,302
                                                                                              ------------
        COMMERCIAL SERVICES & SUPPLIES 0.0%(g)
    (a) Comdisco Holding Co. Inc. ..........................   United States          2,122         16,552
  (a,b) Comdisco Holding Co. Inc., Contingent Distribution .   United States     86,205,000             --
                                                                                              ------------
                                                                                                    16,552
                                                                                              ------------
        COMMUNICATIONS EQUIPMENT 1.0%
        Motorola Inc. ......................................   United States     18,235,530     80,783,398
        Telefonaktiebolaget LM Ericsson, B .................      Sweden          7,247,347     54,501,088
        Telefonaktiebolaget LM Ericsson, B, ADR ............      Sweden            327,200      2,555,431
                                                                                              ------------
                                                                                               137,839,917
                                                                                              ------------
        COMPUTERS & PERIPHERALS 1.3%
(a,d,e) DecisionOne Corp. ..................................   United States      1,879,100             --
(a,d,e) DecisionOne Corp., wts., 6/08/17 ...................   United States      1,031,766             --
    (a) Dell Inc. ..........................................   United States     13,795,240    141,263,258
        Diebold Inc. .......................................   United States      1,252,148     35,172,837
                                                                                              ------------
                                                                                               176,436,095
                                                                                              ------------
        CONSUMER FINANCE 0.3%
  (a,d) Cerberus CG Investor I LLC .........................   United States     56,116,385     11,223,277
  (a,d) Cerberus CG Investor II LLC ........................   United States     56,116,385     11,223,277
  (a,d) Cerberus CG Investor III LLC .......................   United States     28,058,192      5,611,638
  (a,d) Cerberus FIM Investors Holdco LLC ..................   United States     53,207,750     11,269,282
                                                                                              ------------
                                                                                                39,327,474
                                                                                              ------------
        CONTAINERS & PACKAGING 0.1%
        Temple-Inland Inc. .................................   United States      4,053,220     19,455,456
                                                                                              ------------
        DIVERSIFIED CONSUMER SERVICES 0.2%
        Hillenbrand Inc. ...................................   United States      1,462,406     24,392,932
                                                                                              ------------

                               Annual Report | 25

Mutual Shares Fund

                                                                                                      SHARES/WARRANTS/
                                                                                          COUNTRY       CONTRACTS      VALUE
                                                                                       --------------  -----------  ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          DIVERSIFIED FINANCIAL SERVICES 1.2%
          CIT Group Inc. ...........................................................   United States    10,693,435  $ 48,548,195
  (a,d,e) GLCP Harrah's Investment LP ..............................................   United States    22,185,100     6,655,530
          JPMorgan Chase & Co. .....................................................   United States     3,390,360   106,898,051
    (a,b) Marconi Corp., Contingent Distribution ...................................   United Kingdom   77,739,439            --
                                                                                                                    ------------
                                                                                                                     162,101,776
                                                                                                                    ------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
(a,d,e,f) AboveNet Inc. ............................................................   United States       842,420    42,121,000
(a,d,e,f) AboveNet Inc., stock grant, grant price $20.95, expiration date 9/09/13 ..   United States         1,065         2,396
(a,d,e,f) AboveNet Inc., wts., 9/08/10 .............................................   United States        34,449       137,796
  (a,b,c) Global Crossing Holdings Ltd., Contingent Distribution ...................   United States   105,649,309            --
          Koninklijke (Royal) KPN NV ...............................................    Netherlands      7,497,726   108,824,652
          Qwest Communications International Inc. ..................................   United States    55,984,849   203,784,850
          Telefonica SA ............................................................      Spain          5,098,560   112,999,669
                                                                                                                    ------------
                                                                                                                     467,870,363
                                                                                                                    ------------
          ELECTRIC UTILITIES 2.9%
          E.ON AG ..................................................................      Germany        5,251,033   205,737,399
          Entergy Corp. ............................................................   United States       821,510    68,292,126
          Exelon Corp. .............................................................   United States     2,046,010   113,778,616
                                                                                                                    ------------
                                                                                                                     387,808,141
                                                                                                                    ------------
          ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENT 0.6%
          Tyco Electronics Ltd. ....................................................   United States     5,025,352    81,460,956
                                                                                                                    ------------
          ENERGY EQUIPMENT & SERVICES 1.4%
          Baker Hughes Inc. ........................................................   United States     1,510,260    48,434,038
      (a) Exterran Holding Inc. ....................................................   United States     2,387,650    50,856,945
      (a) Pride International Inc. .................................................   United States     1,850,030    29,563,479
      (a) Transocean Ltd. ..........................................................   United States     1,298,502    61,354,220
                                                                                                                    ------------
                                                                                                                     190,208,682
                                                                                                                    ------------
          FOOD & STAPLES RETAILING 3.8%
          Carrefour SA .............................................................      France         3,128,369   120,383,446
          CVS Caremark Corp. .......................................................   United States     9,079,919   260,956,872
          Kroger Co. ...............................................................   United States     5,342,013   141,082,563
                                                                                                                    ------------
                                                                                                                     522,422,881
                                                                                                                    ------------
          FOOD PRODUCTS 4.6%
          Cadbury PLC ..............................................................   United Kingdom   12,897,968   114,064,857
          Groupe Danone ............................................................      France         1,342,702    81,070,461
          Kraft Foods Inc., A ......................................................   United States     6,589,492   176,927,860
          Nestle SA ................................................................    Switzerland      6,531,700   254,442,101
                                                                                                                    ------------
                                                                                                                     626,505,279
                                                                                                                    ------------
          HEALTH CARE PROVIDERS & SERVICES 1.3%
      (a) Community Health Systems Inc. ............................................   United States     4,806,000    70,071,480
  (a,d,e) Kindred Healthcare Inc. ..................................................   United States     2,883,197    35,662,264
          Quest Diagnostics Inc. ...................................................   United States       878,512    45,603,558
    (a,e) Tenet Healthcare Corp. ...................................................   United States    25,881,411    29,763,623
                                                                                                                    ------------
                                                                                                                     181,100,925
                                                                                                                    ------------

                               26 | Annual Report

Mutual Shares Fund

                                                                                  SHARES/WARRANTS/
                                                                       COUNTRY        CONTRACTS         VALUE
                                                                   -------------   --------------   --------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      HOTELS, RESTAURANTS & LEISURE 0.0%(g)
  (a) Trump Entertainment Resorts Inc ..........................   United States        1,245,767   $      212,279
                                                                                                    --------------
      INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.8%
      Constellation Energy Group ...............................   United States        4,129,397      103,606,571
                                                                                                    --------------
      INDUSTRIAL CONGLOMERATES 3.9%
      Keppel Corp Ltd ..........................................     Singapore         16,278,934       49,206,132
      Koninklijke Philips Electronics NV .......................    Netherlands         4,479,993       86,636,297
  (f) Orkla ASA ................................................       Norway          24,350,543      159,130,992
      Siemens AG ...............................................      Germany           2,072,525      152,986,041
      Tyco International Ltd ...................................   United States        3,657,657       79,005,391
                                                                                                    --------------
                                                                                                       526,964,853
                                                                                                    --------------
      INSURANCE 8.4%
      ACE Ltd ..................................................   United States        2,345,100      124,102,692
  (a) Alleghany Corp ...........................................   United States          355,624      100,285,968
  (a) Berkshire Hathaway Inc., A ...............................   United States            1,590      153,594,000
  (a) Berkshire Hathaway Inc., B ...............................   United States           84,150      270,458,100
  (a) Conseco Inc ..............................................   United States        4,553,790       23,588,632
      Old Republic International Corp ..........................   United States        6,101,302       72,727,520
(a,d) Olympus Re Holdings Ltd ..................................   United States          202,380          475,107
      Prudential Financial Inc .................................   United States        1,971,280       59,650,933
      The Travelers Cos Inc ....................................   United States        1,385,982       62,646,386
  (e) White Mountains Insurance Group Ltd ......................   United States          729,457      194,845,259
      Zurich Financial Services AG .............................    Switzerland           352,340       74,895,758
                                                                                                    --------------
                                                                                                     1,137,270,355
                                                                                                    --------------
      INTERNET SOFTWARE & SERVICES 0.2%
(a,h) Yahoo! Inc ...............................................   United States        2,583,330       31,516,626
                                                                                                    --------------
      IT SERVICES 0.7%
  (a) Alliance Data Systems Corp ...............................   United States        2,116,320       98,472,370
                                                                                                    --------------
      LEISURE EQUIPMENT & PRODUCTS 1.8%
      Eastman Kodak Co .........................................   United States        8,494,150       55,891,507
      Mattel Inc ...............................................   United States       11,761,430      188,182,880
                                                                                                    --------------
                                                                                                       244,074,387
                                                                                                    --------------
      LIFE SCIENCES TOOLS & SERVICES 0.2%
  (a) MDS Inc ..................................................      Canada            3,411,468       21,167,475
                                                                                                    --------------
      MACHINERY 0.5%
      AB SKF, B ................................................      Sweden            4,550,800       44,960,903
  (e) Federal Signal Corp ......................................   United States        3,360,800       27,592,168
(a,d) Motor Coach Industries International Inc., wts., 5/27/09 .   United States               12               --
                                                                                                    --------------
                                                                                                        72,553,071
                                                                                                    --------------
      MARINE 0.6%
      A.P Moller - Maersk AS ...................................      Denmark              15,130       79,872,438
                                                                                                    --------------
      MEDIA 6.3%
  (a) Adelphia Recovery Trust ..................................   United States       99,967,609          999,676
(a,b) Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
        Contingent Distribution ................................   United States       12,005,115        1,800,767

                               Annual Report | 27

Mutual Shares Fund

                                                                               SHARES/WARRANTS/
                                                                     COUNTRY        CONTRACTS       VALUE
                                                                  --------------   ------------   ------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        MEDIA (CONTINUED)
  (a,b) Century Communications Corp., Contingent Distribution .   United States      33,138,000   $         --
        Comcast Corp., A ......................................   United States      19,942,140    322,065,561
        News Corp., A .........................................   United States      22,460,462    204,165,600
        Time Warner Inc .......................................   United States      15,148,228    152,391,174
(a,c,e) TVMAX Holdings Inc ....................................   United States         257,217             --
    (a) Viacom Inc., B ........................................   United States       5,357,471    102,113,397
        Virgin Media Inc ......................................   United Kingdom     14,209,364     70,904,726
                                                                                                  ------------
                                                                                                   854,440,901
                                                                                                  ------------
        METALS & MINING 0.8%
        AK Steel Holding Corp .................................   United States       2,300,050     21,436,466
        ArcelorMittal, N.Y shs., A ............................    Netherlands        2,086,250     51,300,888
        Cliffs Natural Resources Inc ..........................   United States       1,665,019     42,641,137
                                                                                                  ------------
                                                                                                   115,378,491
                                                                                                  ------------
        MULTI-UTILITIES 0.6%
        GDF Suez ..............................................       France          1,763,113     87,088,876
  (a,b) NorthWestern Corp., Contingent Distribution ...........   United States      21,590,000             --
                                                                                                  ------------
                                                                                                    87,088,876
                                                                                                  ------------
        OIL, GAS & CONSUMABLE FUELS 3.7%
  (a,c) Apco Oil Corp .........................................   United States           9,200             --
        BP PLC ................................................   United Kingdom      9,485,110     72,869,289
        BP PLC, ADR ...........................................   United Kingdom         46,400      2,168,736
        Marathon Oil Corp .....................................   United States       4,694,580    128,443,709
        Noble Energy Inc ......................................   United States       1,193,750     58,756,375
        Royal Dutch Shell PLC, A ..............................   United Kingdom      5,993,596    157,140,853
        Total SA, B ...........................................       France          1,523,752     82,904,076
                                                                                                  ------------
                                                                                                   502,283,038
                                                                                                  ------------
        PAPER & FOREST PRODUCTS 2.8%
    (a) Domtar Corp ...........................................   United States      16,037,820     26,783,159
        International Paper Co ................................   United States       9,480,806    111,873,511
        MeadWestvaco Corp .....................................   United States       4,116,457     46,063,154
        Mondi Ltd .............................................   United Kingdom        236,911        865,051
        Weyerhaeuser Co .......................................   United States       6,165,330    188,720,751
                                                                                                  ------------
                                                                                                   374,305,626
                                                                                                  ------------
        PHARMACEUTICALS 1.9%
        Novartis AG ...........................................    Switzerland        2,427,900    119,814,898
        Schering-Plough Corp ..................................   United States       1,289,063     21,952,743
    (a) Valeant Pharmaceuticals International .................   United States       2,986,735     68,396,232
    (a) Watson Pharmaceuticals Inc ............................   United States       1,606,334     42,680,294
                                                                                                  ------------
                                                                                                   252,844,167
                                                                                                  ------------
        REAL ESTATE INVESTMENT TRUSTS (REITS) 1.2%
    (e) Alexander's Inc .......................................   United States         326,675     83,269,458
        Link REIT .............................................     Hong Kong        26,742,694     44,167,439
        Ventas Inc ............................................   United States       1,072,765     36,012,721
                                                                                                  ------------
                                                                                                   163,449,618
                                                                                                  ------------

                               28 | Annual Report

Mutual Shares Fund


                                                                              SHARES/WARRANTS/
                                                                COUNTRY          CONTRACTS          VALUE
                                                             --------------   ---------------   ---------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      REAL ESTATE MANAGEMENT & DEVELOPMENT 0.7%
  (c) Canary Wharf Group PLC .............................   United Kingdom        14,262,931   $    54,978,930
  (a) Forestar Real Estate Group .........................   United States          1,473,566        14,028,348
(a,j) The St Joe Co. .....................................   United States          1,100,535        26,765,011
                                                                                                ---------------
                                                                                                     95,772,289
                                                                                                ---------------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.1%
  (a) LSI Corp. ..........................................   United States         24,355,334        80,129,049
      Maxim Integrated Products Inc. .....................   United States          5,769,500        65,887,690
                                                                                                ---------------
                                                                                                    146,016,739
                                                                                                ---------------
      SOFTWARE 1.7%
      Microsoft Corp. ....................................   United States         12,183,240       236,842,186
                                                                                                ---------------
      TOBACCO 9.8%
      Altria Group Inc. ..................................   United States          8,067,584       121,497,815
      British American Tobacco PLC .......................   United Kingdom        12,181,486       320,250,040
      British American Tobacco PLC, ADR ..................   United Kingdom            70,550         3,734,917
      Imperial Tobacco Group PLC .........................   United Kingdom        10,399,933       281,008,002
      Japan Tobacco Inc. .................................       Japan                 30,953       102,442,126
      KT&G Corp. .........................................    South Korea           1,387,080        86,870,964
      Lorillard Inc. .....................................   United States            545,400        30,733,290
      Philip Morris International Inc. ...................   United States          1,599,950        69,613,825
      Reynolds American Inc. .............................   United States          4,701,360       189,511,822
      UST Inc. ...........................................   United States          1,851,730       128,473,027
                                                                                                ---------------
                                                                                                  1,334,135,828
                                                                                                ---------------
      TRANSPORTATION INFRASTRUCTURE 0.0%(g)
  (a) Groupe Eurotunnel SA ...............................       France                30,676           165,143
  (a) Groupe Eurotunnel SA, wts., 12/30/11 ...............       France             2,855,237           327,383
                                                                                                ---------------
                                                                                                        492,526
                                                                                                ---------------
      TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
          (COST $14,853,713,811) .........................                                       10,956,778,292
                                                                                                ---------------
      PREFERRED STOCKS 0.0%(g)
      AUTO COMPONENTS 0.0%(g)
  (d) Dana Holding Corp., 4.00%, cvt. pfd., B ............   United States            163,322         1,469,898
                                                                                                ---------------
      DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(g)
(a,d) PTV Inc., 10.00%, pfd., A ..........................   United Kingdom           199,566           179,609
                                                                                                ---------------
      TOTAL PREFERRED STOCKS (COST $16,611,592) ..........                                            1,649,507
                                                                                                ---------------

                               Annual Report | 29

Mutual Shares Fund

                                                                             COUNTRY       PRINCIPAL AMOUNT(k)      VALUE
                                                                          -------------   --------------------    ------------
          CORPORATE BONDS & NOTES 3.6%
      (l) ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ......      Canada            5,190,000 CAD      $  3,781,603
      (m) Boston Generating LLC, FRN,
              Revolver, 3.637%, 12/21/13 ..............................   United States          652,667               391,600
              Synthetic Letter of Credit, 3.637%, 12/21/13 ............   United States        2,330,900             1,398,540
              Term Loan B, 6.012%, 12/21/13 ...........................   United States       10,325,140             6,195,084
      (m) Calpine Corp., Exit Term Loan, FRN, 6.645%, 3/29/14 .........   United States      106,026,892            78,649,264
      (d) Cerberus CG Investor I LLC, 12.00%, 7/31/14 .................   United States       49,252,400             9,850,480
      (d) Cerberus CG Investor II LLC, 12.00%, 7/31/14 ................   United States       49,252,400             9,850,480
      (d) Cerberus CG Investor III LLC, 12.00%, 7/31/14 ...............   United States       24,626,200             4,925,240
      (d) Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13 .........   United States      159,591,548            33,801,132
    (i,m) Charter Communications Operating LLC, Term Loan B, FRN,
              3.63%, 3/06/14 ..........................................   United States       20,276,776            13,697,976
      (e) DecisionOne Corp.,
      (d) 12.00%, 4/15/10. ............................................   United States        2,418,729             2,418,729
    (c,m) FRN, 5.50%, 5/12/09 .........................................   United States          433,342               433,342
      (m) First Data Corp., Term Loan, FRN, 3.211%, 9/24/14
              B-1 .....................................................   United States       22,948,802            14,022,406
              B-2 .....................................................   United States        5,758,122             3,518,386
              B-3 .....................................................   United States        5,674,434             3,472,640
          Groupe Eurotunnel SA, cvt., sub bond, NRS I,
              T2, 3.00%, 7/28/09 ......................................      France               53,400 EUR            63,469
              T2, 3.00%, 7/28/09 ......................................      France               43,989 GBP            64,248
              T3, 3.00%, 7/28/10 ......................................      France           18,944,500 EUR        22,516,581
              T3, 3.00%, 7/28/10 ......................................      France           11,239,769 GBP        16,416,244
  (d,e,f) International Automotive Components Group
          NA LLC, 9.00%, 4/01/17 ......................................   United States        5,851,000             2,820,654
(d,f,m,n) Pontus I LLC, junior note, 144A, FRN, 5.689%, 7/24/09 .......   United States       73,172,357            82,567,970
(d,f,m,n) Pontus II Trust, junior profit-participating note, 144A, FRN,
              7.516%, 6/25/09 .........................................   United States       11,576,084             2,700,930
      (m) Realogy Corp., FRN,
      (0) 4.596%, 4/10/13 .............................................   United States       31,365,835            17,917,733
              Delayed Draw Term B Loan, 5.706%, 10/10/13 ..............   United States        2,853,034             1,799,788
              Initial Term Loan B, 5.706%, 10/10/13 ...................   United States       15,734,458             9,925,815
              Synthetic Letter of Credit, 1.52%, 10/10/13 .............   United States        4,236,182             2,672,323
    (c,m) Revel Entertainment Group LLC, FRN,
              First Lien Loan, 4.97%, 5/30/09 .........................   United States       52,000,000            47,840,000
              Second Lien Loan, 7.97%, 5/30/09 ........................   United States       52,000,000            47,840,000
      (m) Texas Competitive Electric Holdings Co. LLC,FRN,
              5.368%, 10/10/14 ........................................   United States       61,410,330            42,859,313
              Term Loan B3, 5.368%, 10/10/14 ..........................   United States        5,652,490             3,944,969
  (c,e,p) TVMAX Holdings Inc., PIK,
              11.50%, 3/31/09 .........................................   United States          978,922               685,245
              14.00%, 3/31/09 .........................................   United States        1,838,287             1,286,801
                                                                                                                  ------------
          TOTAL CORPORATE BONDS & NOTES
              (COST $875,200,584) .....................................                                            490,328,985
                                                                                                                  ------------

                               30 | Annual Report

Mutual Shares Fund

                                                                                                  SHARES/
                                                                                 COUNTRY     PRINCIPAL AMOUNT(k)       VALUE
                                                                              -------------  -------------------  ----------------
      CORPORATE BONDS & NOTES IN REORGANIZATION 0.2%
(m,q) Motor Coach Industries International Inc., FRN,
      (o) First Lien DIP Revolver, 7.75%, 9/19/09 .........................   United States       4,884,586       $     4,770,238
      (i) Second Lien DIP Trust A Term Loan, 12.75%, 9/19/09 ..............   United States       7,163,332             5,873,932
          Second Lien DIP Trust B Term Loan, 15.25%, 9/19/09 ..............   United States       4,368,709             3,713,403
      (i) Second Lien Senior Secured Term Loan, 11.00%, 12/01/08 ..........   United States       5,903,094             4,692,960
      (c) Third Lien Senior Secured Term Loan, 15.649%, 12/01/08 ..........   United States      68,061,122             1,858,069
(c,q) Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .............   United States          85,000                   425
  (q) Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ....................   United States      36,590,212             5,031,154
(f,q) Wimar OPCO LLC/Finance Corp., senior sub. note, 9.625%, 12/15/14 ....   United States      76,355,000             1,145,325
                                                                                                                  ---------------
      TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION (COST $175,286,433) .                                            27,085,506
                                                                                                                  ---------------
      COMPANIES IN LIQUIDATION 0.0%(g)
  (c) Peregrine Investments Holdings Ltd.,
      6.70%, 1/15/98 ......................................................     Hong Kong        95,000,000 JPY                --
      6.70%, 6/30/00 ......................................................     Hong Kong       250,000,000 JPY                --
      zero cpn., 1/22/98 ..................................................     Hong Kong           500,000                    --
  (c) PIV Investment Finance (Cayman) Ltd., 4.50%, 12/01/00 ...............     Hong Kong        22,710,000                    --
                                                                                                                  ---------------
      TOTAL COMPANIES IN LIQUIDATION (COST $ -- ) .........................                                                    --
                                                                                                                  ---------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
      (COST $15,920,812,420) ..............................................                                        11,475,842,290
                                                                                                                  ---------------
      SHORT TERM INVESTMENTS 12.9%
      U.S. GOVERNMENT AND AGENCY SECURITIES 12.8%
  (r) FHLB, 1/02/09 - 12/14/09 ............................................   United States   1,725,794,000         1,722,529,254
  (r) U.S. Treasury Bill, 11/19/09 ........................................   United States      20,000,000            19,941,860
                                                                                                                  ---------------
      TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
        (COST $1,728,920,552) .............................................                                         1,742,471,114
                                                                                                                  ---------------
      TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
        (COST $17,649,732,972) ............................................                                        13,218,313,404
                                                                                                                  ---------------
  (s) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR
      LOANED SECURITIES 0.1%
      MONEY MARKET FUNDS (COST $6,187,146) 0.1%
  (t) Bank of New York Institutional Cash Reserve Fund, 0.09% .............   United States       6,187,146             6,125,275
                                                                                                                  ---------------
      TOTAL INVESTMENTS (COST $17,655,920,118) 97.2% ......................                                        13,224,438,679
      OPTIONS WRITTEN 0.0%(g) .............................................                                              (332,368)
      NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE
        CONTRACTS 0.7% ....................................................                                            88,775,030
      OTHER ASSETS, LESS LIABILITIES 2.1% .................................                                           290,343,407
                                                                                                                  ---------------
      NET ASSETS 100.0% ...................................................                                       $13,603,224,748
                                                                                                                  ===============

                               Annual Report | 31

Mutual Shares Fund

                                                  COUNTRY      CONTACTS     VALUE
                                               -------------   --------   ---------
(u) OPTIONS WRITTEN 0.0%(g)
    CALL OPTIONS 0.0%(g)
    INTERNET SOFTWARE & SERVICES 0.0%(g)
    Yahoo! Inc., Jan. 12.5 Calls, 1/17/09 ...  United States      2,322   $ 178,794
    Yahoo! Inc., Jan. 14 Calls, 1/17/09 .....  United States      4,846     150,226
    Yahoo! Inc., Jan. 15 Calls, 1/17/09 .....  United States        186       3,348
                                                                          ---------
    TOTAL OPTIONS WRITTEN
    (PREMIUMS RECEIVED $1,185,782) ..........                             $ 332,368
                                                                          ---------

----------
See Abbreviations on page 54.

(a)   Non-income producing for the twelve months ended December 31, 2008.

(b) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2008, the aggregate value of these securities was $158,118,906, representing 1.16% of net assets.

(d)   See Note 10 regarding restricted and illiquid securities.

(e)   See Note 13 regarding holdings of 5% voting securities.

(f)   See Note 14 regarding other considerations.

(g)   Rounds to less than 0.1% of net assets.

(h) A portion or all of the security is held in connection with written option contracts open at year end.

(i) A portion or all of the securities purchased on a delayed delivery basis. See Note 1(c).

(j) A portion or all of the security is on loan at December 31, 2008. See Note 1(i).

(k)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(l) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2008, the value of these securities were $3,781,603, representing 0.03% of net assets.

(m)   The coupon rate shown represents the rate at period end.

(n)   See Note 1(h) regarding investments in special purpose entities.

(o)   See Note 11 regarding unfunded loan commitments.

(p)   Income may be received in additional securities and/or cash.

(q)   See Note 9 regarding defaulted securities.

(r)   The security is traded on a discount basis with no stated coupon rate.

(s)   See Note 1(i) regarding securities on loan.

(t)   The rate shown is the annualized seven-day yield at period end. (u) See
      Note 1(f) regarding written options.

                  32 | The accompanying notes are an integral
              part of these financial statements. | Annual Report

Mutual Shares Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ........................................................    $  17,051,841,017
     Cost - Non-controlled affiliated issuers (Note 13) .................................          604,079,101
                                                                                             -----------------
     Total cost of investments ..........................................................    $  17,655,920,118
                                                                                             =================
     Value - Unaffiliated issuers .......................................................    $  12,770,772,322
     Value - Non-controlled affiliated issuers (Note 13) ................................          453,666,357
                                                                                             -----------------
     Total value of investments (includes securities loaned in the amount of $6,080,000).       13,224,438,679
   Cash .................................................................................          222,148,261
   Cash on deposit with brokers .........................................................               86,696
   Foreign currency, at value (cost $53,458,884) ........................................           53,166,947
   Receivables:
     Investment securities sold .........................................................           78,513,315
     Capital shares sold ................................................................           16,674,311
     Dividends and interest .............................................................           84,563,061
   Unrealized appreciation on forward exchange contracts (Note 8) .......................          201,078,684
                                                                                             -----------------
        Total assets ....................................................................       13,880,669,955
                                                                                             -----------------
Liabilities:
   Payables:
     Investment securities purchased ....................................................           82,475,684
     Capital shares redeemed ............................................................           52,371,300
     Affiliates .........................................................................           13,285,816
   Options written, at value (premiums received $1,185,782) .............................              332,368
   Payable upon return of securities loaned .............................................            6,187,146
   Unrealized depreciation on forward exchange contracts (Note 8) .......................          112,303,654
   Unrealized depreciation on unfunded loan commitments (Note 11) .......................            2,881,887
   Accrued expenses and other liabilities ...............................................            7,607,352
                                                                                             -----------------
        Total liabilities ...............................................................          277,445,207
                                                                                             -----------------
          Net assets, at value ..........................................................    $  13,603,224,748
                                                                                             =================
Net assets consist of:
   Paid-in capital ......................................................................    $  18,761,703,976
   Undistributed net investment income ..................................................          185,022,528
   Net unrealized appreciation (depreciation) ...........................................       (4,345,132,875)
   Accumulated net realized gain (loss) .................................................         (998,368,881)
                                                                                             -----------------
          Net assets, at value ..........................................................    $  13,603,224,748
                                                                                             =================

             Annual Report | The accompanying notes are an integral
                    part of these financial statements. | 33

Mutual Shares Fund

STATEMENT OF ASSETS AND LIABILITIES (continued)
December 31, 2008

CLASS Z:
   Net assets, at value ...................................................   $ 7,236,111,800
                                                                              ---------------
   Shares outstanding .....................................................       472,283,396
                                                                              ---------------
   Net asset value and maximum offering price per share ...................   $         15.32
                                                                              ---------------
CLASS A:
   Net assets, at value ...................................................   $ 4,624,696,479
                                                                              ---------------
   Shares outstanding .....................................................       303,823,921
                                                                              ---------------
   Net asset value per share (a)...........................................   $         15.22
                                                                              ---------------
   Maximum offering price per share (net asset value per share / 94.25%) ..   $         16.15
                                                                              ---------------
CLASS B:
   Net assets, at value ...................................................   $   272,749,573
                                                                              ---------------
   Shares outstanding .....................................................        18,252,603
                                                                              ---------------
   Net asset value and maximum offering price per share (a)................   $         14.94
                                                                              ---------------
CLASS C:
   Net assets, at value ...................................................   $ 1,296,171,346
                                                                              ---------------
   Shares outstanding .....................................................        85,831,000
                                                                              ---------------
   Net asset value and maximum offering price per share (a)................   $         15.10
                                                                              ---------------
CLASS R:
   Net assets, at value ...................................................   $   173,495,550
                                                                              ---------------
   Shares outstanding .....................................................        11,454,523
                                                                              ---------------
   Net asset value and maximum offering price per share ...................   $         15.15
                                                                              ---------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

                   34| The accompanying notes are an integral
              part of these financial statements. | Annual Report

Mutual Shares Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2008

Investment income:
   Dividends: (net of foreign taxes of $24,158,713)
     Unaffiliated issuers ...........................................................   $   430,273,109
     Non-controlled affiliated issuers (Note 13) ....................................         6,011,145
   Interest:
     Unaffiliated issuers ...........................................................       145,484,189
     Non-controlled affiliated issuers (Note 13) ....................................         1,151,434
   Income from securities loaned ....................................................         4,788,197
                                                                                        ---------------
        Total investment income .....................................................       587,708,074
                                                                                        ---------------
Expenses:
   Management fees (Note 3a) ........................................................       112,821,986
   Administrative fees (Note 3b) ....................................................        15,308,695
   Distribution fees: (Note 3c)
     Class A ........................................................................        19,647,769
     Class B ........................................................................         4,354,227
     Class C ........................................................................        19,663,745
     Class R ........................................................................         1,265,925
   Transfer agent fees (Note 3e) ....................................................        19,964,408
   Custodian fees (Note 4) ..........................................................         1,975,124
   Reports to shareholders ..........................................................         1,614,528
   Registration and filing fees .....................................................           606,341
   Professional fees ................................................................         3,417,519
   Trustees' fees and expenses ......................................................           653,338
   Dividends on securities sold short ...............................................           988,342
   Other ............................................................................           855,490
                                                                                        ---------------
        Total expenses ..............................................................       203,137,437
        Expense reductions (Note 4) .................................................          (149,276)
                                                                                        ---------------
          Net expenses ..............................................................       202,988,161
                                                                                        ---------------
               Net investment income ................................................       384,719,913
                                                                                        ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
   Investments:
     Unaffiliated issuers ...........................................................    (1,210,548,089)
     Non-controlled affiliated issuers (Note 13) ....................................       (62,603,274)
   Written options ..................................................................         5,368,703
   Foreign currency transactions ....................................................       229,012,140
   Securities sold short ............................................................        26,116,187
                                                                                        ---------------
             Net realized gain (loss) ...............................................    (1,012,654,333)
                                                                                        ---------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ....................................................................    (8,576,411,447)
     Translation of other assets and liabilities denominated in foreign currencies ..       141,208,728
                                                                                        ---------------
             Net change in unrealized appreciation (depreciation) ...................    (8,435,202,719)
                                                                                        ---------------
Net realized and unrealized gain (loss) .............................................    (9,447,857,052)
                                                                                        ---------------
Net increase (decrease) in net assets resulting from operations .....................   $(9,063,137,139)
                                                                                        ===============

             Annual Report | The accompanying notes are an integral
                    part of these financial statements. | 35

Mutual Shares Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED DECEMBER 31,
                                                                                             --------------------------------------
                                                                                                    2008                2007
                                                                                             ------------------   -----------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ...............................................................   $     384,719,913    $    573,855,980
     Net realized gain (loss) from investments, written options, securities
        sold short, synthetic equity swaps, and foreign currency transactions ............      (1,012,654,333)      1,077,773,351
     Net change in unrealized appreciation (depreciation) on investments and
        translation of other assets and liabilities denominated in foreign currencies ...       (8,435,202,719)     (1,054,000,083)
                                                                                             -----------------    ----------------
          Net increase (decrease) in net assets resulting from operations ................      (9,063,137,139)        597,629,248
                                                                                             -----------------    ----------------
   Distributions to shareholders from:
     Net investment income:
        Class Z ..........................................................................        (127,105,081)       (371,465,429)
        Class A ..........................................................................         (62,555,645)       (212,840,426)
        Class B ..........................................................................            (699,702)        (10,736,304)
        Class C ..........................................................................          (3,935,667)        (48,872,902)
        Class R ..........................................................................          (1,844,206)         (7,033,626)
     Net realized gains:
        Class Z ..........................................................................         (99,640,941)       (430,826,291)
        Class A ..........................................................................         (64,633,914)       (277,318,724)
        Class B ..........................................................................          (4,094,496)        (19,938,898)
        Class C ..........................................................................         (18,867,642)        (87,332,680)
        Class R ..........................................................................          (2,513,154)         (9,674,981)
                                                                                             -----------------    ----------------
   Total distributions to shareholders ...................................................        (385,890,448)     (1,476,040,261)
                                                                                             -----------------    ----------------
   Capital share transactions: (Note 2)
        Class Z ..........................................................................      (1,040,714,353)      2,129,113,775
        Class A ..........................................................................        (637,960,764)      2,027,885,005
        Class B ..........................................................................        (110,710,385)        (59,185,727)
        Class C ..........................................................................        (384,748,179)        316,218,501
        Class R ..........................................................................          (6,628,985)        122,655,907
                                                                                             -----------------    ----------------
   Total capital share transactions ......................................................      (2,180,762,666)      4,536,687,461
                                                                                             -----------------    ----------------
   Redemption fees .......................................................................              41,515              62,755
                                                                                             -----------------    ----------------
          Net increase (decrease) in net assets ..........................................     (11,629,748,738)      3,658,339,203
Net assets:
   Beginning of year .....................................................................      25,232,973,486      21,574,634,283
                                                                                             -----------------    ----------------
   End of year ...........................................................................   $  13,603,224,748    $ 25,232,973,486
                                                                                             =================    ================
Undistributed net investment income included in net assets:
   End of year ...........................................................................   $     185,022,528    $     12,854,602
                                                                                             =================    ================

                   36| The accompanying notes are an integral
              part of these financial statements. | Annual Report

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock

                               Annual Report | 37

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

A. SECURITY VALUATION (continued)

markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

                               38| Annual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized appreciation or depreciation on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

                               Annual Report | 39

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities or other financial instruments at a specified price, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. INVESTMENTS IN SPECIAL PURPOSE ENTITIES

At December 31, 2008, the Fund had contributed an additional $63,133,105 as a subordinated note holder of certain special purpose entities ("SPEs"). Such contributions, while made at the discretion of the Fund, represent additional capital contributions to the SPE in support of its underlying investments and are subject first to the claims of the senior note holders of the SPE. These contributions are recorded as an addition to the Fund's cost basis in the SPE and are subject to the risk of loss in the event of continued unfavorable market conditions related to the SPE's underlying investments.

                               40| Annual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

I. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

J. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

                               Annual Report | 41

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

N. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

                               42| Annual Report

Mutual Shares Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                                  2008                              2007
                                                     ---------------------------------   --------------------------------
                                                        SHARES            AMOUNT            SHARES           AMOUNT
                                                     -------------   -----------------   ------------   -----------------
CLASS Z SHARES:
  Shares sold ....................................     21,247,862    $    433,408,039     72,422,280    $  1,980,323,230
  Shares issued in reinvestment of distributions .     11,801,196         209,921,901     29,171,280         744,740,385
  Shares redeemed ................................    (84,323,664)     (1,684,044,293)   (21,942,690)       (595,949,840)
                                                     ------------    ----------------     ----------    ----------------
  Net increase (decrease) ........................    (51,274,606)   $ (1,040,714,353)    79,650,870    $  2,129,113,775
                                                     ============    ================     ==========    ================
CLASS A SHARES:
  Shares sold ....................................     76,308,129    $  1,522,769,665    105,204,071    $  2,849,290,589
  Shares issued in reinvestment of distributions .      6,333,689         114,388,652     17,844,203         452,010,160
  Shares redeemed ................................   (115,667,539)     (2,275,119,081)   (47,245,938)     (1,273,415,744)
                                                     ------------    ----------------     ----------    ----------------
  Net increase (decrease) ........................    (33,025,721)   $   (637,960,764)    75,802,336    $  2,027,885,005
                                                     ============    ================     ==========    ================
CLASS B SHARES:
  Shares sold ....................................        362,646    $      7,153,214        605,798    $     16,017,441
  Shares issued in reinvestment of distributions .        225,906           4,479,374      1,151,048          28,532,034
  Shares redeemed ................................     (6,173,610)       (122,342,973)    (3,923,216)       (103,735,202)
                                                     ------------    ----------------     ----------    ----------------
  Net increase (decrease) ........................     (5,585,058)   $   (110,710,385)    (2,166,370)   $    (59,185,727)
                                                     ============    ================     ==========    ================
CLASS C SHARES:
  Shares sold ....................................     10,732,376    $    210,664,085     20,396,970    $    544,643,345
  Shares issued in reinvestment of distributions .      1,032,282          20,495,376      4,871,395         122,037,887
  Shares redeemed ................................    (31,195,589)       (615,907,640)   (13,168,608)       (350,462,731)
                                                     ------------    ----------------     ----------    ----------------
  Net increase (decrease) ........................    (19,430,931)   $   (384,748,179)    12,099,757    $    316,218,501
                                                     ============    ================     ==========    ================
CLASS R SHARES:
  Shares sold ....................................      3,686,186    $     79,355,666      6,274,351    $    169,055,165
  Shares issued in reinvestment of distributions .        235,917           4,330,719        658,955          16,589,087
  Shares redeemed ................................     (4,379,473)        (90,315,370)    (2,341,149)        (62,988,345)
                                                     ------------    ----------------     ----------    ----------------
  Net increase (decrease) ........................       (457,370)   $     (6,628,985)     4,592,157    $    122,655,907
                                                     ============    ================     ==========    ================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
-------------------------------------------------------------   ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

                               Annual Report | 43

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE    NET ASSETS
-------------------    --------------------------------------------------
     0.600%            Up to and including $5 billion
     0.570%            Over $5 billion, up to and including $10 billion
     0.550%            Over $10 billion, up to and including $15 billion
     0.530%            Over $15 billion, up to and including $20 billion
     0.510%            Over $20 billion, up to and including $25 billion
     0.490%            Over $25 billion, up to and including $30 billion
     0.480%            Over $30 billion, up to and including $35 billion
     0.470%            In excess of $35 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE    NET ASSETS
-------------------    ---------------------------------------------------
    0.150%             Up to and including $200 million
    0.135%             Over $200 million, up to and including $700 million
    0.100%             Over $700 million, up to and including $1.2 billion
    0.075%             In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..........................................   0.35%
Class B ..........................................   1.00%
Class C ..........................................   1.00%
Class R ..........................................   0.50%

                               44 | Annual Report

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

C. DISTRIBUTION FEES (continued)

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
  unaffiliated broker/dealers....................             $ 3,382,193
Contingent deferred sales charges retained.......             $   391,105

E. TRANSFER AGENT FEES

For the year ended December 31, 2008, the Fund paid transfer agent fees of $19,964,408, of which $11,788,962 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996 the Plan was closed to new participants.

During the year ended December 31, 2008 the Fund's projected benefit obligation and benefit payments under the plan were as follows:

(a) Projected benefit obligation at December 31, 2008......      $ 478,309
(b) Increase in projected benefit obligation...............      $  43,679
    Benefit payments made to retired trustees..............      $   9,831

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

                               Annual Report | 45

Mutual Shares Fund

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $246,320,571 expiring in 2016.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $579,189,099.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

                                               2008              2007
                                           -------------    ---------------
Distributions paid from:
   Ordinary income .....................   $ 352,311,047    $   676,893,393
   Long term capital gain ..............      33,579,401        799,146,868
                                           -------------    ---------------
                                           $ 385,890,448    $ 1,476,040,261
                                           =============    ===============

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments......................................    $  17,755,670,599
                                                             =================
Unrealized appreciation..................................    $   1,383,838,296
Unrealized depreciation..................................       (5,915,070,216)
                                                             -----------------
Net unrealized appreciation (depreciation)...............    $  (4,531,231,920)
                                                             =================
Distributable earnings - undistributed ordinary income...    $     187,668,979
                                                             =================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, synthetic equity swaps, pass-through entity income, certain dividends on securities sold short, and tax straddles.

                               46| Annual Report

Mutual Shares Fund

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2008, aggregated $6,917,927,326 and $8,529,753,640, respectively.

Transactions in options written during the year ended December 31, 2008, were as follows:

                                               NUMBER OF   PREMIUMS
                                               CONTRACTS   RECEIVED
                                              ----------  ------------
Options outstanding at December 31, 2007 ...     221,263  $  5,478,661
Options written ............................       9,477     2,541,005
Options expired ............................    (215,883)   (1,823,912)
Options exercised                                     --            --
Options closed .............................      (7,503)   (5,009,972)
                                              ----------  ------------
Options outstanding at December 31, 2008 ...       7,354  $  1,185,782
                                              ==========  ============

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                  CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
                                                   AMOUNT        DATE     APPRECIATION  DEPRECIATION
                                               -------------  ----------  ------------  -------------
 CONTRACTS TO BUY
       32,620,000  British Pound Sterling ...  $  57,358,901    1/12/09   $         --  $  (9,731,582)
       38,488,500  Norwegian Krone ..........      5,400,000    1/12/09        128,845             --
      337,181,606  Danish Krone .............     58,537,095    1/23/09      4,698,625             --
       83,914,598  Danish Krone .............     15,863,845    1/23/09             --       (167,292)
       52,318,829  Swiss Franc ..............     44,020,000    2/09/09      4,997,148             --
       39,080,000  Euro .....................     50,083,572    2/13/09      4,466,981             --
       25,088,376  Canadian Dollar ..........     19,903,861    2/27/09        703,617             --
        6,991,480  Swiss Franc ..............      6,308,861    3/09/09        243,668             --
       45,820,000  British Pound Sterling ...     78,322,217    3/10/09             --    (11,496,794)
      225,484,819  Swedish Krona ............     31,530,000    3/16/09             --     (2,718,421)
       59,504,556  Swedish Krona ............      7,235,000    3/16/09        368,262             --
       41,397,438  Singapore Dollar .........     27,780,000    3/24/09      1,041,776             --
      125,232,164  Norwegian Krone ..........     17,370,000    5/19/09        526,955             --

CONTRACTS TO SELL
       90,576,015  British Pound Sterling ...    157,318,016    1/12/09     25,071,152             --
      979,069,808  Norwegian Krone ..........    157,871,225    1/12/09     17,228,566             --
       58,784,976  Norwegian Krone ..........      8,328,000    1/12/09             --       (116,419)
       18,945,346  Euro .....................     25,960,808    1/14/09             --       (513,412)
      517,200,000  Danish Krone .............    107,935,220    1/23/09     10,938,486             --
      187,063,047  Danish Krone .............     32,981,794    1/23/09             --     (2,100,388)
      292,000,000  Euro .....................    427,152,200    1/26/09     19,336,579             --
      148,918,231  Swiss Franc ..............    141,624,566    2/09/09      2,104,107             --
       19,712,516  Swiss Franc ..............     16,630,000    2/09/09             --     (1,838,520)

                               Annual Report | 47

Mutual Shares Fund

8. FORWARD EXCHANGE CONTRACTS (continued)

                                                  CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
                                                   AMOUNT        DATE     APPRECIATION  DEPRECIATION
                                               -------------  ----------  ------------  -------------
CONTRACTS TO SELL (continued)
      219,000,000  Euro .....................    325,499,700    2/13/09   $ 19,804,432  $          --
       43,185,153  Canadian Dollar ..........     34,026,004    2/27/09             --     (1,446,085)
       82,400,000  Euro .....................    107,350,765    2/27/09             --     (7,627,384)
      172,000,000  Swiss Franc ..............    155,325,337    3/09/09             --     (5,875,870)
      195,500,000  British Pound Sterling ...    339,026,970    3/10/09     53,903,221             --
      220,754,715  Euro .....................    280,771,458    3/13/09             --    (27,159,719)
      859,138,445  Swedish Krona ............    126,291,454    3/16/09     16,514,063             --
      113,633,347  Swedish Krona ............     14,050,000    3/16/09             --       (469,630)
       72,927,111  Singapore Dollar .........     51,979,409    3/24/09      1,206,004             --
        4,318,272  Singapore Dollar .........      2,880,000    3/24/09             --       (126,473)
   21,124,031,250  South Korean Won .........     17,700,000    4/06/09        916,247             --
   30,597,040,000  South Korean Won .........     22,650,000    4/06/09             --     (1,660,377)
    6,617,662,497  Japanese Yen .............     75,372,010    4/20/09      2,250,415             --
       99,710,000  Euro .....................    129,822,420    4/30/09             --     (9,119,046)
      109,380,000  British Pound Sterling ...    170,118,714    5/12/09     10,624,616             --
      158,271,512  Euro .....................    197,522,847    5/13/09             --    (22,962,666)
       36,142,054  Norwegian Krone ..........      5,090,000    5/19/09             --        (75,069)
       78,500,000  Euro .....................    102,222,700    5/29/09             --     (7,098,507)
      161,529,189  British Pound Sterling ...    239,554,563    9/14/09      4,004,919             --
                                                                          ------------  -------------
Unrealized appreciation (depreciation) on forward exchange contracts ..    201,078,684   (112,303,654)
                                                                          ------------  -------------
     NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE CONTRACTS ........   $ 88,775,030
                                                                          ============

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2008, the aggregate value of these securities was $27,085,506, representing 0.20% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

                               48| Annual Report

Mutual Shares Fund

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                                  ACQUISITION
CONTRACTS          ISSUER                                                             DATES            COST          VALUE
-----------------  ----------------------------------------------------------  ------------------  -------------  ------------
      842,420         AboveNet Inc ..........................................  10/02/01 - 8/08/08  $  44,630,142  $ 42,121,000
        1,065         AboveNet Inc., stock grant, grant price
                        $20.95, expiration date 9/09/13 .....................   4/17/06 - 9/08/06             --         2,396
       34,449         AboveNet Inc., wts., 9/08/10 ..........................  10/02/01 - 9/07/07      3,603,181       137,796
   56,116,385         Cerberus CG Investor I LLC ............................   7/26/07 - 6/17/08     56,116,385    11,223,277
   49,252,400         Cerberus CG Investor I LLC, 12.00%, 7/31/14 ...........        7/26/07          49,252,400     9,850,480
   56,116,385         Cerberus CG Investor II LLC ...........................   7/26/07 - 6/17/08     56,116,385    11,223,277
   49,252,400         Cerberus CG Investor II LLC, 12.00%, 7/31/14 ..........        7/26/07          49,252,400     9,850,480
   28,058,192         Cerberus CG Investor III LLC ..........................   7/26/07 - 6/17/08     28,058,192     5,611,638
   24,626,200         Cerberus CG Investor III LLC, 12.00%, 7/31/14 .........        7/26/07          24,626,200     4,925,240
   53,207,750         Cerberus FIM Investors Holdco LLC .....................       11/20/06          53,207,750    11,269,282
  159,591,548         Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13 ...       11/20/06         159,591,548    33,801,132
      163,322      (a)Dana Holding Corp., 4.00%, cvt. pfd., B ...............       12/27/07          16,332,200     1,469,898
    1,879,100      (b)DecisionOne Corp. .....................................  3/12/99 - 7/18/00       1,313,384            --
    2,418,729      (b)DecisionOne Corp., 12.00%, 4/15/10 ....................  3/12/99 - 10/16/08      3,400,309     2,418,729
    1,031,766      (b)DecisionOne Corp., wts., 6/08/17 ......................        7/09/07                  --            --
       64,834         Elephant Capital Holdings Ltd .........................   8/29/03 - 3/10/08      7,540,574            --
   22,185,100         GLCP Harrah's Investment LP ...........................        1/15/08          22,185,100     6,655,530
      678,719         IACNA Investor LLC ....................................        7/24/08             695,349         6,787
    7,234,813         International Automotive Components Group Brazil LLC ..  4/13/06 - 12/26/08      4,853,277     5,756,165
    1,104,272         International Automotive Components Group Japan LLC ...   9/26/06 - 3/27/07      9,586,763     1,193,429
   25,796,752         International Automotive Components Group LLC .........  1/12/06 - 10/16/06     25,803,435     4,388,028
    5,851,000         International Automotive Components
                        Group NA LLC, 9.00%, 4/01/17 ........................        3/30/07           5,938,765     2,820,654

                               Annual Report | 49

Mutual Shares Fund

10. RESTRICTED SECURITIES (continued)

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                                  ACQUISITION
CONTRACTS          ISSUER                                                             DATES            COST          VALUE
-----------------  ----------------------------------------------------------  ------------------  -------------  ------------
    19,434,979        International Automotive Components
                        Group NA LLC, A .....................................  3/30/07 - 10/10/07  $  19,238,439  $  3,164,015
     2,883,197        Kindred Healthcare Inc. ...............................   4/28/99 - 7/08/08     26,648,091    35,662,264
            12     (c)Motor Coach Industries International
                        Inc., wts., 5/27/09 .................................        3/30/07                  --            --
       301,530        NCB Warrant Holdings Ltd., A ..........................  12/16/05 - 3/10/08      3,174,787            --
       202,380        Olympus Re Holdings Ltd ...............................       12/19/01          19,570,491       475,107
                      Pontus I LLC, junior note, 144A, FRN,
    73,172,357          5.689% ..............................................   1/22/08 - 2/25/08    134,598,830    82,567,970
    11,576,084        Pontus II Trust, junior profit-participating
                        note, 144A, FRN, 7.516%, 6/25/09 ....................        2/29/08          13,282,716     2,700,930
       199,566        PTV Inc., 10.00%, pfd., A .............................  12/07/01 - 3/06/02        279,392       179,609
                                                                                                                  ------------
                        TOTAL RESTRICTED SECURITIES (2.13% of Net Assets)                                         $289,475,113
                                                                                                                  ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $1,438,851 as of December 31, 2008.

(b) The Fund also invests in unrestricted securities of the issuer, valued at $433,342 as of December 31, 2008.

(c) The Fund also invests in unrestricted securities of the issuer, valued at $20,908,602 as of December 31, 2008.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2008, unfunded commitments were as follows:

                                                                   UNFUNDED
                                                                  COMMITMENT
                                                                 -------------
BORROWER
  Motor Coach Industries International Inc., First Lien DIP
    Revolver, FRN, 7.75%, 9/19/09 .............................  $   2,775,334
  Realogy Corp., FRN, 4.596%, 4/10/13 .........................     14,312,565
                                                                 -------------
                                                                 $  17,087,899
                                                                 =============

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12. UNFUNDED CAPITAL COMMITMENTS

At December 31, 2008, the Fund had aggregate unfunded capital commitments to investments of $83,691,707.

                               50| Annual Report

Mutual Shares Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2008, were as shown below.

                             NUMBER OF SHARES/                            NUMBER OF SHARES/
                            WARRANTS/CONTRACTS/                         WARRANTS/CONTRACTS/
                             PRINCIPAL AMOUNT                            PRINCIPAL AMOUNT     VALUE AT                   REALIZED
                             HELD AT BEGINNING     GROSS      GROSS         HELD AT END        END OF       INVESTMENT    CAPITAL
NAME OF ISSUER                    OF YEAR        ADDITIONS  REDUCTIONS        OF YEAR           YEAR          INCOME    GAIN (LOSS)
--------------------------  -------------------  ---------- ----------  -------------------  -----------    ----------  ----------
NON-CONTROLLED AFFILIATES
AboveNet Inc. ............          810,649          31,771         --          842,420      $42,121,000    $       -- $        --
AboveNet Inc.,
  stock grant,
  grant price $20.95,
   expiration date
   9/09/13 ...............            1,065              --         --            1,065            2,396            --          --
AboveNet Inc.,
  wts., 9/08/08 ..........           29,283              --     29,283               --               --            --          --
AboveNet Inc.,
  wts., 9/08/10 ..........           34,449              --         --           34,449          137,796            --          --
Alexander's Inc. .........          326,675              --         --          326,675       83,269,458     2,286,725          --
Beazer Homes USA Inc. ....        2,147,880              --  2,147,880               --               --            -- (68,675,999)
Community Health
  Systems Inc ............        4,806,000              --         --        4,806,000               --(a)         --          --
DecisionOne Corp. ........        1,879,100              --         --        1,879,100               --            --          --
DecisionOne Corp.,
  12.00%, 4/15/10 ........        2,322,817          95,912         --        2,418,729        2,418,729       283,018          --
DecisionOne Corp.,
  FRN, 5.50%, 5/12/09 ....          433,342              --         --          433,342          433,342        33,639          --
DecisionOne Corp.,
  wts., 6/08/17 ..........        1,031,766              --         --        1,031,766               --            --          --
Elephant Capital
  Holdings Ltd ...........           26,671          38,163         --           64,834               --            --          --
Esmark Inc. ..............        8,341,744              --  8,341,744               --               --            --   6,072,725
Federal Signal Corp. .....        3,360,800              --         --        3,360,800       27,592,168       806,592          --
GLCP Harrah's
  Investment LP ..........               --      22,185,100         --       22,185,100        6,655,530            --          --
Guaranty Bancorp .........        5,731,834              --         --        5,731,834       11,463,668            --          --
IACNA Investor LLC .......               --         678,719         --          678,719            6,787            --          --
International
  Automotive
  Components Group
   Brazil LLC ............        6,069,096       1,165,717         --        7,234,813        5,756,165            --          --
International
  Automotive
  Components Group
   Japan LLC .............        1,104,272              --         --        1,104,272        1,193,429            --          --
International
  Automotive
   Components Group
   LLC ...................       25,796,752              --         --       25,796,752        4,388,028            --          --
International
  Automotive
  Components Group
   NA LLC,
   9.00%, 4/01/17 ........        5,851,000              --         --        5,851,000        2,820,654       526,590          --
International
  Automotive
   Components Group
   NA LLC, A .............       19,434,979              --         --       19,434,979        3,164,015            --          --
Kindred Healthcare Inc. ..        2,860,528          22,669         --        2,883,197       35,662,264            --          --

Kindred Healthcare Inc., stock grants:
  grant price $18.15,
   expiration date
   7/17/11 ...............            9,997              --      9,997               --               --            --          --
  grant price $19.87,
   expiration date
   1/01/12 ...............            2,999              --      2,999               --               --            --          --
  grant price $6.94,
   expiration date
   1/01/13 ...............            2,986              --      2,986               --               --            --          --
  grant price $19.87,
   expiration date
   1/01/14 ...............            2,230              --      2,230               --               --            --          --

                               Annual Report | 51

Mutual Shares Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (continued)

                             NUMBER OF SHARES/                            NUMBER OF SHARES/
                            WARRANTS/CONTRACTS/                         WARRANTS/CONTRACTS/
                             PRINCIPAL AMOUNT                            PRINCIPAL AMOUNT     VALUE AT                  REALIZED
                             HELD AT BEGINNING    GROSS       GROSS         HELD AT END        END OF      INVESTMENT    CAPITAL
NAME OF ISSUER                    OF YEAR       ADDITIONS   REDUCTIONS        OF YEAR           YEAR         INCOME    GAIN (LOSS)
--------------------------  ------------------- ----------  ----------  ------------------- ------------  -----------  -----------
NON-CONTROLLED AFFILIATES (continued)
Kindred Healthcare Inc., stock grants:
(continued)
grant price $21.33,
  expiration date
   1/10/15 ...............            1,238            --      1,238                 --     $         --  $        --  $         --
grant price $22.08,
  expiration date
   1/10/16 ...............              619            --        619                 --               --           --            --
grant price $19.40,
  expiration date
   1/10/17 ...............               --           619        619                 --               --           --            --
Tenet Healthcare
  Corp ...................       25,881,411            --         --         25,881,411       29,763,623           --            --
TVMAX Holdings Inc .......          257,217            --         --            257,217               --           --            --
TVMAX Holdings
  Inc., PIK,
  11.50%, 3/31/09 ........          632,919       346,003         --            978,922          685,245       90,068            --
TVMAX Holdings Inc.,
  PIK, 14.00%,
   3/31/09 ...............        1,595,750       252,464      9,927          1,838,287        1,286,801      218,119            --
White Mountains
  Insurance Group
   Ltd. ..................          729,457            --         --            729,457      194,845,259    2,917,828            --
                                                                                            ------------  -----------  ------------
TOTAL AFFILIATED SECURITIES (3.33% of Net Assets)                                           $  453,666,3  $77,162,579  $(62,603,274)
                                                                                            ============= ============ ============

(a)   As of December 31, 2008, no longer an affiliate.

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Franklin Mutual serves as investment manager to certain special purpose entities that issue securities held by the Fund. Franklin Mutual is not compensated for such services and does not invest in or exercise control over such entities. As investment manager, Franklin Mutual is primarily responsible for recommending investments in unaffiliated issuers to be held by the special purpose entities. Securities issued by these special purpose entities are restricted under the Securities Act of 1933 and are deemed to be illiquid.

                               52| Annual Report

Mutual Shares Fund

15. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Franklin Mutual Series Funds, formerly known as the Franklin Mutual Series Funds, Inc. The reorganization became effective on May 1, 2008.

16. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

- Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                          LEVEL 1          LEVEL 2          LEVEL 3         TOTAL
                                     ----------------  ---------------  -------------  ----------------
ASSETS:
 Investments in Securities ........  $ 10,660,691,231  $ 2,117,802,937  $ 445,944,511  $ 13,224,438,679
 Other Financial Instruments (a) ..                --      201,078,684             --       201,078,684

LIABILITIES:
 Options written ..................                --          332,368             --           332,368
 Other Financial Instruments (a) ..                --      115,185,541             --       115,185,541

(a) Other financial instruments includes net unrealized appreciation (depreciation) on forward exchange contracts and unfunded loan commitments.

                               Annual Report | 53

Mutual Shares Fund

16. FAIR VALUE MEASUREMENTS (continued)

At December 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Fund's fair value, is as follows:

                                                             INVESTMENTS IN
                                                               SECURITIES
                                                            ----------------
Beginning Balance - January 31, 2008 .....................  $  1,008,166,894
  Net realized gain (loss) ...............................         6,471,717
  Net change in unrealized appreciation (depreciation) ...      (603,578,853)
  Net purchases (sales) ..................................        40,375,149
  Transfers in and/or out of Level 3 .....................        (5,490,396)
                                                            ----------------
Ending Balance ...........................................  $    445,944,511
                                                            ================

Net change in unrealized appreciation (depreciation)
  attributable to assets still held at end of year .......  $   (646,358,707)
                                                            ================

17. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

18. SUBSEQUENT EVENTS

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit ("Global Credit Facility") to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

CURRENCY                                SELECTED PORTFOLIO
CAD  -  Canadian Dollar                 ADR   -  American Depository Receipt
EUR  -  Euro                            DIP   -  Debtor-In-Possession
GBP  -  British Pound Sterling          FHLB  -  Federal Home Loan Bank
JPY  -  Japanese Yen                    FRN   -  Floating Rate Note
                                        PIK   -  Payment-In-Kind

                               54| Annual Report

Mutual Shares Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF FRANKLIN MUTUAL SERIES FUNDS AND SHAREHOLDERS OF THE MUTUAL SHARES FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Shares Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the "Fund"), including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Shares Fund of the Franklin Mutual Series Funds at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                     [ERNST & YOUNG LLP]

Boston, Massachusetts
February 17, 2009

                               Annual Report | 55

Mutual Shares Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $33,579,401 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $156,063,265 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $423,398,311 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund designates 61.69% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $83,274,420 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

                               56| Annual Report

Mutual Shares Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
---------------------------------  ------------  ----------------  -----------------------  ---------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)     Trustee       Since 1987        7                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.

ANN TORRE BATES (1958)             Trustee       Since 1994        30                       SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                           Allied Capital Corporation (financial
101 John F. Kennedy Parkway                                                                 services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD (1929)         Trustee       Since 2002        14                       Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC                                                           Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway                                                                 Fiduciary International Ireland Limited.
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.

BRUCE A. MACPHERSON (1930)         Trustee       Since 1974        7                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).

                               Annual Report | 57

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
---------------------------------  ------------  ----------------  -----------------------  ---------------------------------------
CHARLES RUBENS II (1930)           Trustee       Since 1998        14                       None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.

ROBERT E. WADE (1946)              Trustee and   Trustee           37                       El Oro and Exploration Co., p.l.c.
c/o Franklin Mutual Advisers, LLC  Chairman      since 1991 and                             (investments).
101 John F. Kennedy Parkway        of the Board  Chairman of the
Short Hills, NJ 07078-2789                       Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former practicing attorney.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
---------------------------------  ------------    ----------------  -----------------------  -------------------------------------
**GREGORY E. JOHNSON (1961)        Trustee         Since 2007        92                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

**PETER A. LANGERMAN (1955)        Trustee,        Trustee           7                        None
c/o Franklin Mutual Advisers, LLC  President       since 2007,
101 John F. Kennedy Parkway        and Chief       President and
Short Hills, NJ 07078-2702         Executive       Chief Executive
                                   Officer  -      Officer  -
                                   Investment      Investment
                                   Management      Management
                                                   since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of
Investment.

JENNIFER J. BOLT (1964)            Chief           Since             Not Applicable           Not Applicable
One Franklin Parkway               Executive       December 2008
San Mateo, CA 94403-1906           Officer -
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited;
officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

                               58| Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
---------------------------------  --------------  ------------------  -----------------------  -----------------------------------
PHILIPPE BRUGERE-TRELAT (1949)     Vice President  Since 2005          Not Applicable           Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav);
and officer of two of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)              Chief           Chief Compliance    Not Applicable           Not Applicable
One Franklin Parkway               Compliance      Officer since 2004
San Mateo, CA 94403-1906           Officer and     and Vice President
                                   Vice President  -  AML Compliance
                                   - AML           since 2006
                                   Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

MICHAEL J. EMBLER (1964)           Senior Vice     Since 2005          Not Applicable           Not Applicable
101 John F. Kennedy Parkway        President
Short Hills, NJ 07078-2789         and Chief
                                   Investment
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in
Franklin Templeton Investments.

LAURA F. FERGERSON (1962)          Chief Financial Since              Not Applicable            Not Applicable
One Franklin Parkway               Officer and     February 2008
San Mateo, CA 94403-1906           Chief
                                   Accounting
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of
most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services,
LLC (1997-2003).

JIMMY D. GAMBILL (1947)            Vice President  Since               Not Applicable           Not Applicable
500 East Broward Blvd.                             February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

                               Annual Report | 59

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
---------------------------------  --------------  ------------------  -----------------------  ----------------------------------
STEVEN J. GRAY (1955)              Secretary       Since 2005          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual
Advisers, LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton
Investments.

GREGORY R. SEWARD (1956)           Treasurer       Since 2005          Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)               Vice President  Since 2005          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the parent company of the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 2: Gregory E. Johnson is the brother of Jennifer J. Bolt.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.

                               60| Annual Report

Mutual Shares Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

                               Annual Report | 61

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

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

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

Literature Request

LITERATURE REQUEST. To receive a brochure and prospectus, please call us at
(800) DIAL BEN/(800) 342-5236 or visit FRANKLINTEMPLETON.COM. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information. Please carefully read the prospectus before investing. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund (1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund (2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund (1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund (3)
Franklin Small Cap Growth Fund (4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio (R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund (5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund (5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund (5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME (6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund (7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama             Michigan (7)
Arizona             Minnesota (7)
California (8)      Missouri
Colorado            New Jersey
Connecticut         New York (8)
Florida             North Carolina
Georgia             Ohio (7)
Kentucky            Oregon
Louisiana           Pennsylvania
Maryland            Tennessee
Massachusetts (7)   Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust (9)

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5% - 25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

3. Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

4. Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    The fund invests primarily in insured municipal securities.

8. These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

                                                   Not part of the annual report

[FRANKLIN TEMPLETON INVESTMENT LOGO]

One Franklin Parkway
San Mateo, CA 94403-1906

--    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHARE HOLDER LETTER

MUTUAL SHARES FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


                                    (GRAPHIC)

                                                               DECEMBER 31, 2008

ANNUAL REPORT AND SHAREHOLDER LETTER                                       VALUE

                              MUTUAL QUALIFIED FUND

WANT TO RECEIVE THIS DOCUMENT
FASTER VIA EMAIL?

Eligible shareholders can
sign up for eDelivery at
franklintempleton.com.
See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1
ANNUAL REPORT
Mutual Qualified Fund ....................................................     5
Performance Summary ......................................................    11
Your Fund's Expenses .....................................................    16
Financial Highlights and Statement of Investments ........................    18
Financial Statements .....................................................    30
Notes to Financial Statements ............................................    34
Report of Independent Registered Public Accounting Firm ..................    51
Tax Designation ..........................................................    52
Board Members and Officers ...............................................    53
Shareholder Information ..................................................    57

Shareholder Letter

Dear Mutual Qualified Fund Shareholder:

As we write this letter, 2008 has just drawn to a close. Like many other investors, we are not sorry to see it pass. From a purely financial perspective, it was a painful year, bringing stock market declines ranging from 40% to 50% across most of the developed world (with greater losses in many emerging markets) as well as a credit crisis and climate of fear that prompted a global recession. These events have effectively wiped out the shareholders of such institutions as Fannie Mae, Freddie Mac, AIG, Bear Stearns, Lehman Brothers, Fortis, Washington Mutual and Wachovia, and have led to extraordinary government intervention in the financial markets. Policy makers have no definitive playbook for guidance, and the world of finance is being remade before our eyes.

As stewards of our investors' capital, we have always followed an investment approach that places a premium on limiting our portfolio's downside exposure. This is inherent in our focus on buying companies cheaply -- when their securities are trading at a meaningful discount to our analysis of intrinsic value -- and selling them as they trade close to that value. We are particularly attracted to stocks where an identifiable catalyst exists to unlock the valuation discount. We also buy distressed securities and participate in merger arbitrage and privately negotiated transactions when we feel we can generate attractive risk-adjusted returns for Fund investors.

Although we did manage to perform better than our benchmark, not an inconsiderable achievement in these markets, we are nevertheless dissatisfied by the Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                        Not part of the annual report | 1

Fund's absolute loss. Several factors contributed to this, some market related and others self-inflicted.

First, and perhaps most important, was the generally indiscriminate devaluation of stocks across industries, geographies and market capitalizations. In short, there were few safe havens as even companies in the less cyclical, more defensive industries that make up the Fund's core, including consumer staples, health care, utilities and telecommunications companies, were all down at least 18% in 2008, and in some cases significantly more.

Second, we underestimated the ferocity of the economic downturn and its impact on the valuations of some of the more economically sensitive companies owned, including those in the industrials and consumer discretionary sectors.

Third, entering 2008 the Fund owned shares of several large European banks that we believed had very limited exposure to the difficulties that roiled the U.S. financial system. Subsequent events proved that the contagion had spread to these institutions as well.

Fourth, due to the repricing of corporate credit risk and paralysis in the credit markets, the stocks of leveraged companies, i.e., companies with substantial debt, were disproportionately punished by the markets.

In a year of few highlights, we did get some things right. First, as a number of securities reached our assessment of their intrinsic value, the cash position that had started to rise in 2007 continued to do so in 2008 as we resisted the temptation to reinvest proceeds from sales. Valuations, in some cases, appeared very low, but this can be quite deceptive given that a significant amount of earnings growth in past years has come from leverage.

Second, the put positions initiated in 2007 as cheap insurance against catastrophic events fully played their role. As volatility reached new highs in October, we unwound them.

Third, we increased our foreign currency hedges over the year, which mitigated the drag caused by an appreciating dollar.

Fourth, with the exception of holding a few oil services stocks, the Fund largely stayed on the sidelines during the commodity bubble that burst during the summer of 2008. Although we sold some shares over the summer, the Fund still owned some at year-end. International oil majors and national oil companies were willing to pursue their investments and pushed day rates of some drilling equipment to new highs in the fourth quarter; however, stock prices followed oil price movements downward.


                        2 | Not part of the annual report

Fifth, merger arbitrage, an area that has historically provided returns with a low to moderate correlation to the overall market, was a source of outperformance as we focused on deals with sound industrial logic and strong financial backing. Arbitrage markets experienced price dislocation after September, and we used some of the Fund's cash to pursue this strategy.

Looking forward, we are focused on a number of factors. Rather than try to be macroeconomists or market strategists, we instead focus on our discipline of buying securities at what we believe are very attractive prices and investing for the long term. However, one cannot ignore the macroeconomic backdrop entering 2009, and we are proceeding with a fairly high degree of caution. Although the actions of central banks across the globe may have temporarily stabilized the financial system, we are not convinced that the worst of the economic news is behind us. Nevertheless, given the indiscriminate nature of the market carnage, such an environment creates opportunities -- and we are focused on four particular areas:

     - Distressed debt, a quiet area for the past several years due to robust economic and capital market conditions. The leveraged buyout boom from 2005 through mid-2007 is likely to result in defaults by many good companies with bad balance sheets in the coming years. We consider this an area of particular opportunity although it is still early. Most of the distressed opportunities through year-end 2008 have been in bad companies with bad balance sheets, which interest us little. In the meantime, we have sought to take advantage of credit market dislocation and technical pressure to add positions in a number of senior secured corporate loans that are trading at levels we think will generate equity-like returns with, in our view, a low risk of principal loss;

     - Stocks of companies in economically defensive industries, with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows, many of which we consider as attractively valued today as they have been in years;

     - Stocks disproportionately punished by the market, perhaps because they were owned heavily by hedge funds or have a higher degree of leverage but have no need to access the credit markets for a number of years; and

     - Stocks of market-leading global companies, sometimes in more economically sensitive industries, that are extremely attractive for long-term investors, including a number of commodity-oriented companies.


                        Not part of the annual report | 3

As a final note, periods of economic and market instability historically have created favorable opportunities for long-term, patient and disciplined investors. We believe this time should be no exception. The basic institutions that underlie our economic and political system have proven their ability to adapt to changing conditions and emerge stronger from severe dislocations. We are excited about the prospects of participating in this chapter, albeit a difficult one, of our economic history and believe our approach should serve our shareholders well over the long term. We certainly appreciate your support over the past year and look forward to a more prosperous year ahead.

Sincerely,


/s/ Peter A. Langerman
Peter A. Langerman
Chairman, President and
Chief Executive Officer
Franklin Mutual Advisers, LLC


/s/ Michael J. Embler
Michael J. Embler
Senior Vice President and
Chief Investment Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        4 | Not part of the annual report

Annual Report

Mutual Qualified Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Qualified Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Mutual Qualified Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Mutual Qualified Fund - Class Z had a -25.34% cumulative total return for the 12 months ended December 31, 2008. The Fund performed better than its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -37.00% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

In 2008, the U.S. economy faltered and The Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967. The government's abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled the equity markets. Despite government interventions and massive emergency funding, rapidly weakening manufacturing activity and falling home prices exacerbated the nation's economic troubles. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.(2) In early December, the National Bureau of Economic Research officially declared the U.S. economy has been in recession since December 2007.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/08

                                  (BAR CHART)

U.S.                                        24.3%
France                                       6.3%
U.K.                                         5.6%
Germany                                      3.7%
Switzerland                                  2.6%
South Korea                                  2.4%
Norway                                       1.7%
Finland                                      1.4%
Hong Kong                                    1.3%
Bermuda                                      1.3%
Other                                        2.8%
Short-Term Investments & Other Net Assets   46.6%

The weakening U.S. economy negatively impacted growth prospects around the world. Although growth in the first half of the year was robust in developing economies, particularly in Asia, signs of a global slowdown surfaced in the latter half. In an environment of extremely high commodity prices that increased inflationary pressure, the world's monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The European Central Bank and many of the world's other central banks had raised rates due to inflationary pressures. Later in the year, the potential for global recession trumped inflationary concerns, and the world's monetary authorities cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world's currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed.

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.


                                6 | Annual Report

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

In 2008, all market sectors suffered double-digit declines, and we had our share of poor-performing securities. During the period under review, three investments that declined in value were property and casualty insurance and reinsurance provider White Mountains Insurance Group; Carrefour, a global food retailer based in France; and Virgin Media, a U.K.-based cable company.

White Mountains' share price declined 47% during the year as the company's book value suffered from poor returns on its investment portfolio, losses from Hurricane Ike, and dilution from its acquisition of Berkshire Hathaway's 16% stake in White Mountains stock at $485 per share. Operationally, White Mountains' businesses appeared well positioned to benefit if insurance pricing improves toward the end of 2009 and into 2010. If capital markets revert to more normal conditions, we believe the company's investment portfolio could add to book value. The stock traded well below our assessment of its intrinsic value in 2008 as investors discounted its illiquidity and inability to capture value through asset disposals during the year's market dislocation.

Carrefour is the second-largest food retailer chain after Wal-Mart with operations mainly in Europe, but also in Asia and Latin America. During 2008, Carrefour continued to announce some cost savings programs including the conversion of its Champion supermarket chain into Carrefour Express. This

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/08

                                       % OF TOTAL
                                       NET ASSETS
                                       ----------
Tobacco                                   14.4%
Insurance                                  7.7%
Food Products                              6.7%
Industrial Conglomerates                   2.6%
Energy Equipment & Services                2.2%
Beverages                                  1.9%
Real Estate Investment Trusts              1.7%
Health Care Providers & Services           1.7%
Machinery                                  1.6%
Real Estate Management & Development       1.5%


                               Annual Report | 7

TOP 10 HOLDINGS
12/31/08

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY, COUNTRY               NET ASSETS
------------------------               ----------
UST Inc.                                  3.9%
   TOBACCO, U.S.
British American Tobacco PLC              2.4%
   TOBACCO, U.K.
Groupe Danone                             2.3%
   FOOD PRODUCTS, FRANCE
Berkshire Hathaway Inc., A & B            2.2%
   INSURANCE, U.S.
White Mountains Insurance Group Ltd.      2.1%
   INSURANCE, U.S.
Reynolds American Inc.                    1.6%
   TOBACCO, U.S.
Orkla ASA                                 1.4%
   INDUSTRIAL CONGLOMERATES, NORWAY
Nestle SA                                 1.4%
   FOOD PRODUCTS, SWITZERLAND
Lorillard Inc.                            1.4%
   TOBACCO, U.S.
Imperial Tobacco Group PLC                1.4%
   TOBACCO, U.K.

was not enough to offset weaker consumption in Carrefour's main European market, a switch to private label products that generate lower gross margins and the wrong price positioning in its global chain of hypermarkets (department store and supermarket). As a result, our investment in the company fell nearly 41% in local currency during the year. Carrefour made a number of management appointments that looked promising to us, including a new CEO. The company also tapped a new head for the company's French operations who had a successful track record in Spain. He came from Nestle, where he was the number-two executive and known as a good marketer and cost cutter.

Virgin Media is the U.K.'s largest cable provider. The Fund's shares declined 73% in local currency as the U.K. economic environment became increasingly challenged and market fears arose that recent recessionary impacts on consumers' discretionary spending might lead to deterioration in Virgin's customer metrics and financial position going forward. Virgin's stock was also negatively affected by the global credit crisis as the company is relatively leveraged. On the upside, the company succeeded in paying off or refinancing most of its debt maturing before 2012.

For the year, several holdings had successful outcomes. The Fund's top-performing holdings included equity index put options, which allow holders to profit if the equity market declines within a preset period of time; KT&G Corp., a South Korean tobacco and ginseng producer; Esmark, a Chicago-based steel company; Wm. Wrigley Jr. Company, the U.S. chewing gum giant that was the subject of a takeover bid; and brewer Anheuser-Busch, which was another merger arbitrage play.

We initially acquired S&P 500 puts as a hedge on potential market deterioration, as these instruments generally increase in value as the U.S. stock market declines. Index puts are normally priced relative to volatility, a measure of the probability of significant moves in prices. Index puts were inexpensive in historical terms in 2007, when we first began buying them, and they remained relatively inexpensive into the beginning of 2008. As equity markets fell, we profitably reduced the Fund's position. Their addition to Fund performance helped offset some of the broad equity market's negative impact on other portfolio securities. At period-end, the Fund held no position in index options.

KT&G, South Korea's largest tobacco company with over 65% in national market share, has been a consistently profitable investment for the Fund. During 2008, the Fund's shares rose nearly 10% in local currency. The company continued to report earnings-per-share above expectations, largely due to higher selling prices for its cigarettes, share buybacks and internal cost savings. Cost savings were driven by the purchase of tobacco leaves on the international market, where prices were 20% to 30% less than for tobacco farmed in South Korea. KT&G attracted more attention from the investment community in 2008 due to its historically defensive characteristics: cigarette consumption


                                8 | Annual Report
increased during the last economic downturn, in 1998; limited impact from a weakening South Korean currency, the won; and stable cash flows in a market dominated by cyclical industries. As KT&G's share price rose, we took profits on part of the Fund's investment during 2008.

Esmark (sold by period-end) was started to consolidate the highly fragmented steel service center industry that was ultimately merged with Wheeling Pittsburgh Steel Company (WPSC) in September of 2007. During 2008, the newly combined company received several competing acquisition proposals before ultimately being sold in an all-cash transaction to Russian steelmaker Severstal for $19.25 per share. Overall, the Fund's Esmark shares rose more than 51% while we held them in 2008.

Privately-held candy firm Mars successfully completed its acquisition of Wrigley, transforming the publicly-traded chewing gum giant into a Mars subsidiary. Several arbitrage transactions attempted during 2008 failed for lack of financing or material adverse changes in the underlying business. We believed neither problem would affect this deal because of the companies' solid operating performance and fully-committed and well-documented financing. In fact, prior failures and extremely tight credit markets created an opportunity for us to take advantage of an exceptionally wide spread (the difference between the Fund's purchase price for the target company and the price at which the target was eventually taken over) on this acquisition. Financing for the transaction was provided by well-regarded institutions such as Berkshire Hathaway, Goldman Sachs and JPMorgan Chase. Berkshire Hathaway will continue to hold a minority equity investment in the Wrigley subsidiary. Our investment in Wrigley rose nearly 4% for the period we held it.

Anheuser-Busch received an unsolicited $65-per-share cash takeover offer from Belgian brewing giant InBev in the spring of 2008. In our analysis, the company had been a long-time underperformer and suffered from a complacent management team. After the initial announcement, we began to buy shares at a discount to the offer as we believed the acquirer had the financial strength and management aggressiveness to increase its price and complete the deal. In July, the board of Anheuser-Busch accepted InBev's enhanced $70-per-share cash offer. As the global credit crunch accelerated in September and October, Anheuser-Busch shares traded lower over concerns that the deal might not close, and we used this opportunity to add to the Fund's position. InBev completed the acquisition in November, and the new company, Anheuser-Busch InBev, became the largest global brewer. Overall, the Fund's investment appreciated almost 9% during 2008.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was stronger compared with most foreign currencies during 2008, the Fund benefited to the extent it was hedged.


                               Annual Report | 9

Thank you for your continued participation in Mutual Qualified Fund. We look forward to serving your future investment needs.

(PHOTO OF ANNE E. GUDEFIN)


/s/ Anne E. Gudefin
Anne E. Gudefin, CFA
Portfolio Manager


(PHOTO OF SHAWN M. TUMULTY)


/s/ Shawn M. Tumulty
Shawn M. Tumulty, CFA
Assistant Portfolio Manager

Mutual Qualified Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

ANNE GUDEFIN has been portfolio manager for Mutual Qualified Fund since 2002. She is also portfolio manager for Mutual Discovery Fund and has been a member of the management team of the Mutual Series Funds since 2000, when she joined Franklin Templeton Investments. Previously, she was an analyst at Perry Capital.

SHAWN TUMULTY has been assistant portfolio manager for Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.


                               10 | Annual Report

Performance Summary as of 12/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z (SYMBOL: MQIFX)                        CHANGE   12/31/08   12/31/07
-----------------------                        ------   --------   --------
Net Asset Value (NAV)                          -$7.25    $14.59     $21.84
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                      $0.3196
Short-Term Capital Gain              $0.9134
Long-Term Capital Gain               $0.4935
   TOTAL                             $1.7265

CLASS A (SYMBOL: TEQIX)                           CHANGE   12/31/08   12/31/07
-----------------------                           ------   --------   --------
Net Asset Value (NAV)                             -$7.20    $14.50     $21.70
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                         $0.2590
Short-Term Capital Gain                 $0.9134
Long-Term Capital Gain                  $0.4935
   TOTAL                                $1.6659

CLASS B (SYMBOL: TEBQX)                           CHANGE   12/31/08   12/31/07
-----------------------                           ------   --------   --------
Net Asset Value (NAV)                             -$7.05    $14.19     $21.24
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                         $0.1120
Short-Term Capital Gain                 $0.9134
Long-Term Capital Gain                  $0.4935
   TOTAL                                $1.5189

CLASS C (SYMBOL: TEMQX)                           CHANGE   12/31/08   12/31/07
-----------------------                           ------   --------   --------
Net Asset Value (NAV)                             -$7.12    $14.38     $21.50
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                         $0.1211
Short-Term Capital Gain                 $0.9134
Long-Term Capital Gain                  $0.4935
   TOTAL                                $1.5280


                               Annual Report | 11

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z                                          1-YEAR    5-YEAR    10-YEAR
-------                                         -------   -------   --------
Cumulative Total Return(2)                       -25.34%   +26.12%   +101.86%
Average Annual Total Return(3)                   -25.34%   +4.75%      +7.28%
Value of $10,000 Investment(4)                  $ 7,466   $12,612    $20,186
   Total Annual Operating Expenses(5)   0.80%

CLASS A                                          1-YEAR    5-YEAR    10-YEAR
-------                                         -------   -------   --------
Cumulative Total Return(2)                       -25.55%   +24.08%    +95.10%
Average Annual Total Return(3)                   -29.82%    +3.18%     +6.28%
Value of $10,000 Investment(4)                  $ 7,018   $11,692    $18,390
   Total Annual Operating Expenses(5)   1.14%

CLASS B                                          1-YEAR    5-YEAR    10-YEAR
-------                                         -------   -------   --------
Cumulative Total Return(2)                       -26.09%   +19.96%    +85.30%
Average Annual Total Return(3)                   -28.76%    +3.43%     +6.36%
Value of $10,000 Investment(4)                  $ 7,124   $11,835    $18,530
   Total Annual Operating Expenses(5)   1.80%

CLASS C                                          1-YEAR    5-YEAR    10-YEAR
-------                                         -------   -------   --------
Cumulative Total Return(2)                       -26.06%   +20.00%    +82.82%
Average Annual Total Return(3)                   -26.73%    +3.71%     +6.22%
Value of $10,000 Investment(4)                  $ 7,327   $12,000    $18,282
   Total Annual Operating Expenses(5)   1.80%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS Z   12/31/08
-------   --------
1-Year     -25.34%
5-Year      +4.75%
10-Year     +7.28%

                           CLASS Z (1/1/99-12/31/08)

                              (PERFORMANCE GRAPH)

             MUTUAL QUALIFIED                   S&P 500 TR (IA Extended)
   DATE       FUND - CLASS Z    S&P 500 INDEX        (%Total Return)
----------   ----------------   -------------   ------------------------
  1/1/1999        $10,000          $10,000
 1/31/1999        $10,067          $10,418              4.18163000%
 2/28/1999        $ 9,793          $10,094             -3.10789000%
 3/31/1999        $10,292          $10,498              4.00087000%
 4/30/1999        $11,197          $10,905              3.87252000%
 5/31/1999        $11,337          $10,647             -2.36136000%
 6/30/1999        $11,672          $11,238              5.54978000%
 7/31/1999        $11,453          $10,887             -3.12247000%
 8/31/1999        $10,914          $10,833             -0.49475000%
 9/30/1999        $10,664          $10,536             -2.74139000%
10/31/1999        $10,952          $11,203              6.32807000%
11/30/1999        $11,271          $11,431              2.03280000%
12/31/1999        $11,364          $12,104              5.88961000%
 1/31/2000        $11,048          $11,496             -5.02424000%
 2/29/2000        $10,544          $11,278             -1.89295000%
 3/31/2000        $11,693          $12,382              9.78288000%
 4/30/2000        $11,707          $12,009             -3.00858000%
 5/31/2000        $11,962          $11,763             -2.05170000%
 6/30/2000        $11,772          $12,053              2.46530000%
 7/31/2000        $12,129          $11,864             -1.56340000%
 8/31/2000        $12,667          $12,601              6.21144000%
 9/30/2000        $12,704          $11,936             -5.27933000%
10/31/2000        $12,813          $11,886             -0.42279000%
11/30/2000        $12,412          $10,949             -7.88393000%
12/31/2000        $12,983          $11,002              0.48941000%
 1/31/2001        $13,679          $11,392              3.54791000%
 2/28/2001        $13,656          $10,354             -9.11817000%
 3/31/2001        $13,359          $ 9,698             -6.33502000%
 4/30/2001        $13,992          $10,451              7.77104000%
 5/31/2001        $14,492          $10,521              0.66997000%
 6/30/2001        $14,718          $10,265             -2.43387000%
 7/31/2001        $14,783          $10,164             -0.98442000%
 8/31/2001        $14,526          $ 9,528             -6.26016000%
 9/30/2001        $13,177          $ 8,759             -8.07523000%
10/31/2001        $13,080          $ 8,926              1.90688000%
11/30/2001        $13,634          $ 9,610              7.67063000%
12/31/2001        $14,049          $ 9,694              0.87605000%
 1/31/2002        $13,990          $ 9,553             -1.45933000%
 2/28/2002        $14,058          $ 9,369             -1.92850000%
 3/31/2002        $14,543          $ 9,721              3.76091000%
 4/30/2002        $14,646          $ 9,132             -6.06279000%
 5/31/2002        $14,646          $ 9,064             -0.73673000%
 6/30/2002        $13,649          $ 8,419             -7.12296000%
 7/31/2002        $12,687          $ 7,763             -7.79544000%
 8/31/2002        $12,799          $ 7,813              0.65656000%
 9/30/2002        $11,967          $ 6,964             -10.86793000%
10/31/2002        $12,132          $ 7,577              8.80158000%
11/30/2002        $12,435          $ 8,023              5.88591000%
12/31/2002        $12,265          $ 7,552             -5.87476000%
 1/31/2003        $12,168          $ 7,354             -2.61966000%
 2/28/2003        $11,913          $ 7,244             -1.50038000%
 3/31/2003        $11,940          $ 7,314              0.97093000%
 4/30/2003        $12,758          $ 7,917              8.23699000%
 5/31/2003        $13,470          $ 8,334              5.26877000%
 6/30/2003        $13,692          $ 8,440              1.27564000%
 7/31/2003        $13,895          $ 8,589              1.76316000%
 8/31/2003        $14,240          $ 8,756              1.95021000%
 9/30/2003        $14,169          $ 8,663             -1.06195000%
10/31/2003        $14,771          $ 9,153              5.65700000%
11/30/2003        $15,267          $ 9,234              0.87983000%
12/31/2003        $16,005          $ 9,718              5.24445000%
 1/31/2004        $16,158          $ 9,897              1.83551000%
 2/29/2004        $16,552          $10,034              1.38995000%
 3/31/2004        $16,552          $ 9,883             -1.50865000%
 4/30/2004        $16,068          $ 9,728             -1.56980000%
 5/31/2004        $16,202          $ 9,861              1.37226000%
 6/30/2004        $16,508          $10,053              1.94449000%
 7/31/2004        $16,257          $ 9,720             -3.30966000%
 8/31/2004        $16,472          $ 9,759              0.40449000%
 9/30/2004        $16,867          $ 9,865              1.08308000%
10/31/2004        $17,055          $10,016              1.52768000%
11/30/2004        $18,114          $10,421              4.04616000%
12/31/2004        $18,668          $10,776              3.40287000%
 1/31/2005        $18,256          $10,513             -2.43748000%
 2/28/2005        $18,764          $10,734              2.10440000%
 3/31/2005        $18,611          $10,544             -1.77080000%
 4/30/2005        $18,458          $10,344             -1.89656000%
 5/31/2005        $18,917          $10,673              3.18186000%
 6/30/2005        $19,305          $10,689              0.14197000%
 7/31/2005        $19,936          $11,086              3.71883000%
 8/31/2005        $19,907          $10,985             -0.91240000%
 9/30/2005        $20,227          $11,074              0.80994000%
10/31/2005        $19,703          $10,889             -1.66708000%
11/30/2005        $20,295          $11,301              3.78221000%
12/31/2005        $20,770          $11,305              0.03481000%
 1/31/2006        $21,263          $11,604              2.64778000%
 2/28/2006        $21,557          $11,636              0.27133000%
 3/31/2006        $22,364          $11,781              1.24475000%
 4/30/2006        $22,500          $11,939              1.34278000%
 5/31/2006        $22,175          $11,595             -2.87814000%
 6/30/2006        $22,147          $11,611              0.13557000%
 7/31/2006        $22,285          $11,683              0.61685000%
 8/31/2006        $22,913          $11,961              2.37931000%
 9/30/2006        $23,008          $12,269              2.57700000%
10/31/2006        $23,784          $12,669              3.25861000%
11/30/2006        $24,327          $12,909              1.90160000%
12/31/2006        $24,778          $13,091              1.40278000%
 1/31/2007        $25,434          $13,289              1.51232000%
 2/28/2007        $25,434          $13,029             -1.95588000%
 3/31/2007        $26,080          $13,174              1.11850000%
 4/30/2007        $26,873          $13,758              4.42953000%
 5/31/2007        $27,835          $14,238              3.48951000%
 6/30/2007        $27,790          $14,001             -1.66133000%
 7/31/2007        $27,119          $13,567             -3.10048000%
 8/31/2007        $26,891          $13,771              1.49901000%
 9/30/2007        $27,221          $14,286              3.73988000%
10/31/2007        $27,653          $14,513              1.59068000%
11/30/2007        $27,255          $13,906             -4.18066000%
12/31/2007        $27,038          $13,810             -0.69376000%
 1/31/2008        $25,800          $12,981             -5.99816000%
 2/29/2008        $25,615          $12,560             -3.24858000%
 3/31/2008        $25,540          $12,505             -0.43180000%
 4/30/2008        $25,899          $13,115              4.87031000%
 5/31/2008        $26,295          $13,284              1.29526000%
 6/30/2008        $24,600          $12,164             -8.43036000%
 7/31/2008        $24,390          $12,062             -0.84062000%
 8/31/2008        $24,501          $12,237              1.44647000%
 9/30/2008        $23,386          $11,146             -8.91073000%
10/31/2008        $20,895          $ 9,274            -16.79479000%
11/30/2008        $19,924          $ 8,609             -7.17546000%
12/31/2008        $20,186          $ 8,700              1.06403000%
Total Returns                       101.86%                 -13.00%

AVERAGE ANNUAL TOTAL RETURN

CLASS A   12/31/08
-------   --------
1-Year     -29.82%
5-Year      +3.18%
10-Year     +6.28%

                           CLASS A (1/1/99-12/31/08)

                              (PERFORMANCE GRAPH)

             MUTUAL QUALIFIED                   S&P 500 TR (IA Extended)
   DATE       FUND - CLASS A    S&P 500 INDEX       (%Total Return)
----------   ----------------   -------------   ------------------------
  1/1/1999        $ 9,426          $10,000
 1/31/1999        $ 9,489          $10,418            4.18163000%
 2/28/1999        $ 9,225          $10,094           -3.10789000%
 3/31/1999        $ 9,696          $10,498            4.00087000%
 4/30/1999        $10,545          $10,905            3.87252000%
 5/31/1999        $10,677          $10,647           -2.36136000%
 6/30/1999        $10,987          $11,238            5.54978000%
 7/31/1999        $10,774          $10,887           -3.12247000%
 8/31/1999        $10,265          $10,833           -0.49475000%
 9/30/1999        $10,029          $10,536           -2.74139000%
10/31/1999        $10,295          $11,203            6.32807000%
11/30/1999        $10,591          $11,431            2.03280000%
12/31/1999        $10,677          $12,104            5.88961000%
 1/31/2000        $10,380          $11,496           -5.02424000%
 2/29/2000        $ 9,899          $11,278           -1.89295000%
 3/31/2000        $10,975          $12,382            9.78288000%
 4/30/2000        $10,981          $12,009           -3.00858000%
 5/31/2000        $11,221          $11,763           -2.05170000%
 6/30/2000        $11,045          $12,053            2.46530000%
 7/31/2000        $11,374          $11,864           -1.56340000%
 8/31/2000        $11,867          $12,601            6.21144000%
 9/30/2000        $11,901          $11,936           -5.27933000%
10/31/2000        $11,997          $11,886           -0.42279000%
11/30/2000        $11,621          $10,949           -7.88393000%
12/31/2000        $12,152          $11,002            0.48941000%
 1/31/2001        $12,798          $11,392            3.54791000%
 2/28/2001        $12,776          $10,354           -9.11817000%
 3/31/2001        $12,489          $ 9,698           -6.33502000%
 4/30/2001        $13,084          $10,451            7.77104000%
 5/31/2001        $13,546          $10,521            0.66997000%
 6/30/2001        $13,748          $10,265           -2.43387000%
 7/31/2001        $13,808          $10,164           -0.98442000%
 8/31/2001        $13,559          $ 9,528           -6.26016000%
 9/30/2001        $12,301          $ 8,759           -8.07523000%
10/31/2001        $12,210          $ 8,926            1.90688000%
11/30/2001        $12,723          $ 9,610            7.67063000%
12/31/2001        $13,105          $ 9,694            0.87605000%
 1/31/2002        $13,042          $ 9,553           -1.45933000%
 2/28/2002        $13,105          $ 9,369           -1.92850000%
 3/31/2002        $13,552          $ 9,721            3.76091000%
 4/30/2002        $13,640          $ 9,132           -6.06279000%
 5/31/2002        $13,640          $ 9,064           -0.73673000%
 6/30/2002        $12,703          $ 8,419           -7.12296000%
 7/31/2002        $11,811          $ 7,763           -7.79544000%
 8/31/2002        $11,909          $ 7,813            0.65656000%
 9/30/2002        $11,138          $ 6,964          -10.86793000%
10/31/2002        $11,284          $ 7,577            8.80158000%
11/30/2002        $11,560          $ 8,023            5.88591000%
12/31/2002        $11,402          $ 7,552           -5.87476000%
 1/31/2003        $11,312          $ 7,354           -2.61966000%
 2/28/2003        $11,074          $ 7,244           -1.50038000%
 3/31/2003        $11,082          $ 7,314            0.97093000%
 4/30/2003        $11,845          $ 7,917            8.23699000%
 5/31/2003        $12,501          $ 8,334            5.26877000%
 6/30/2003        $12,704          $ 8,440            1.27564000%
 7/31/2003        $12,885          $ 8,589            1.76316000%
 8/31/2003        $13,199          $ 8,756            1.95021000%
 9/30/2003        $13,141          $ 8,663           -1.06195000%
10/31/2003        $13,686          $ 9,153            5.65700000%
11/30/2003        $14,148          $ 9,234            0.87983000%
12/31/2003        $14,821          $ 9,718            5.24445000%
 1/31/2004        $14,963          $ 9,897            1.83551000%
 2/29/2004        $15,321          $10,034            1.38995000%
 3/31/2004        $15,321          $ 9,883           -1.50865000%
 4/30/2004        $14,863          $ 9,728           -1.56980000%
 5/31/2004        $14,988          $ 9,861            1.37226000%
 6/30/2004        $15,267          $10,053            1.94449000%
 7/31/2004        $15,025          $ 9,720           -3.30966000%
 8/31/2004        $15,217          $ 9,759            0.40449000%
 9/30/2004        $15,584          $ 9,865            1.08308000%
10/31/2004        $15,751          $10,016            1.52768000%
11/30/2004        $16,726          $10,421            4.04616000%
12/31/2004        $17,232          $10,776            3.40287000%
 1/31/2005        $16,842          $10,513           -2.43748000%
 2/28/2005        $17,312          $10,734            2.10440000%
 3/31/2005        $17,161          $10,544           -1.77080000%
 4/30/2005        $17,019          $10,344           -1.89656000%
 5/31/2005        $17,436          $10,673            3.18186000%
 6/30/2005        $17,782          $10,689            0.14197000%
 7/31/2005        $18,357          $11,086            3.71883000%
 8/31/2005        $18,330          $10,985           -0.91240000%
 9/30/2005        $18,627          $11,074            0.80994000%
10/31/2005        $18,133          $10,889           -1.66708000%
11/30/2005        $18,672          $11,301            3.78221000%
12/31/2005        $19,101          $11,305            0.03481000%
 1/31/2006        $19,557          $11,604            2.64778000%
 2/28/2006        $19,818          $11,636            0.27133000%
 3/31/2006        $20,545          $11,781            1.24475000%
 4/30/2006        $20,671          $11,939            1.34278000%
 5/31/2006        $20,371          $11,595           -2.87814000%
 6/30/2006        $20,339          $11,611            0.13557000%
 7/31/2006        $20,466          $11,683            0.61685000%
 8/31/2006        $21,026          $11,961            2.37931000%
 9/30/2006        $21,105          $12,269            2.57700000%
10/31/2006        $21,812          $12,669            3.25861000%
11/30/2006        $22,304          $12,909            1.90160000%
12/31/2006        $22,719          $13,091            1.40278000%
 1/31/2007        $23,314          $13,289            1.51232000%
 2/28/2007        $23,314          $13,029           -1.95588000%
 3/31/2007        $23,899          $13,174            1.11850000%
 4/30/2007        $24,609          $13,758            4.42953000%
 5/31/2007        $25,486          $14,238            3.48951000%
 6/30/2007        $25,439          $14,001           -1.66133000%
 7/31/2007        $24,810          $13,567           -3.10048000%
 8/31/2007        $24,600          $13,771            1.49901000%
 9/30/2007        $24,893          $14,286            3.73988000%
10/31/2007        $25,292          $14,513            1.59068000%
11/30/2007        $24,914          $13,906           -4.18066000%
12/31/2007        $24,702          $13,810           -0.69376000%
 1/31/2008        $23,575          $12,981           -5.99816000%
 2/29/2008        $23,393          $12,560           -3.24858000%
 3/31/2008        $23,325          $12,505           -0.43180000%
 4/30/2008        $23,643          $13,115            4.87031000%
 5/31/2008        $23,996          $13,284            1.29526000%
 6/30/2008        $22,449          $12,164           -8.43036000%
 7/31/2008        $22,244          $12,062           -0.84062000%
 8/31/2008        $22,346          $12,237            1.44647000%
 9/30/2008        $21,326          $11,146           -8.91073000%
10/31/2008        $19,036          $ 9,274          -16.79479000%
11/30/2008        $18,155          $ 8,609           -7.17546000%
12/31/2008        $18,390          $ 8,700            1.06403000%
Total Returns                        83.90%               -13.00%


                               Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

CLASS B   12/31/08
-------   --------
1-Year     -28.76%
5-Year      +3.43%
10-Year     +6.36%

CLASS B (1/1/99-12/31/08)

                               (PERFORMANCE GRAPH)

                                                                  Mutual Qualified Fund - Class B to A   S&P 500 TR (IA Extended)
     DATE       MUTUAL QUALIFIED FUND - CLASS B   S&P 500 INDEX         conversion after 8 years*             (%Total Return)
-------------   -------------------------------   -------------   ------------------------------------   ------------------------
1/1/1999                 $10,000                  $10,000
1/31/1999                $10,061                  $10,418                                                     4.18163000%
2/28/1999                $ 9,787                  $10,094                                                    -3.10789000%
3/31/1999                $10,274                  $10,498                                                     4.00087000%
4/30/1999                $11,163                  $10,905                                                     3.87252000%
5/31/1999                $11,297                  $10,647                                                    -2.36136000%
6/30/1999                $11,617                  $11,238                                                     5.54978000%
7/31/1999                $11,385                  $10,887                                                    -3.12247000%
8/31/1999                $10,851                  $10,833                                                    -0.49475000%
9/30/1999                $10,588                  $10,536                                                    -2.74139000%
10/31/1999               $10,864                  $11,203                                                     6.32807000%
11/30/1999               $11,171                  $11,431                                                     2.03280000%
12/31/1999               $11,255                  $12,104                                                     5.88961000%
1/31/2000                $10,933                  $11,496                                                    -5.02424000%
2/29/2000                $10,423                  $11,278                                                    -1.89295000%
3/31/2000                $11,550                  $12,382                                                     9.78288000%
4/30/2000                $11,557                  $12,009                                                    -3.00858000%
5/31/2000                $11,805                  $11,763                                                    -2.05170000%
6/30/2000                $11,605                  $12,053                                                     2.46530000%
7/31/2000                $11,946                  $11,864                                                    -1.56340000%
8/31/2000                $12,461                  $12,601                                                     6.21144000%
9/30/2000                $12,491                  $11,936                                                    -5.27933000%
10/31/2000               $12,585                  $11,886                                                    -0.42279000%
11/30/2000               $12,186                  $10,949                                                    -7.88393000%
12/31/2000               $12,731                  $11,002                                                     0.48941000%
1/31/2001                $13,405                  $11,392                                                     3.54791000%
2/28/2001                $13,366                  $10,354                                                    -9.11817000%
3/31/2001                $13,064                  $ 9,698                                                    -6.33502000%
4/30/2001                $13,676                  $10,451                                                     7.77104000%
5/31/2001                $14,156                  $10,521                                                     0.66997000%
6/30/2001                $14,358                  $10,265                                                    -2.43387000%
7/31/2001                $14,413                  $10,164                                                    -0.98442000%
8/31/2001                $14,151                  $ 9,528                                                    -6.26016000%
9/30/2001                $12,830                  $ 8,759                                                    -8.07523000%
10/31/2001               $12,719                  $ 8,926                                                     1.90688000%
11/30/2001               $13,252                  $ 9,610                                                     7.67063000%
12/31/2001               $13,644                  $ 9,694                                                     0.87605000%
1/31/2002                $13,569                  $ 9,553                                                    -1.45933000%
2/28/2002                $13,628                  $ 9,369                                                    -1.92850000%
3/31/2002                $14,089                  $ 9,721                                                     3.76091000%
4/30/2002                $14,173                  $ 9,132                                                    -6.06279000%
5/31/2002                $14,165                  $ 9,064                                                    -0.73673000%
6/30/2002                $13,184                  $ 8,419                                                    -7.12296000%
7/31/2002                $12,253                  $ 7,763                                                    -7.79544000%
8/31/2002                $12,338                  $ 7,813                                                     0.65656000%
9/30/2002                $11,536                  $ 6,964                                                   -10.86793000%
10/31/2002               $11,681                  $ 7,577                                                     8.80158000%
11/30/2002               $11,963                  $ 8,023                                                     5.88591000%
12/31/2002               $11,792                  $ 7,552                                                    -5.87476000%
1/31/2003                $11,689                  $ 7,354                                                    -2.61966000%
2/28/2003                $11,439                  $ 7,244                                                    -1.50038000%
3/31/2003                $11,448                  $ 7,314                                                     0.97093000%
4/30/2003                $12,222                  $ 7,917                                                     8.23699000%
5/31/2003                $12,900                  $ 8,334                                                     5.26877000%
6/30/2003                $13,099                  $ 8,440                                                     1.27564000%
7/31/2003                $13,280                  $ 8,589                                                     1.76316000%
8/31/2003                $13,600                  $ 8,756                                                     1.95021000%
9/30/2003                $13,523                  $ 8,663                                                    -1.06195000%
10/31/2003               $14,076                  $ 9,153                                                     5.65700000%
11/30/2003               $14,543                  $ 9,234                                                     0.87983000%
12/31/2003               $15,237                  $ 9,718                                                     5.24445000%
1/31/2004                $15,368                  $ 9,897                                                     1.83551000%
2/29/2004                $15,733                  $10,034                                                     1.38995000%
3/31/2004                $15,715                  $ 9,883                                                    -1.50865000%
4/30/2004                $15,246                  $ 9,728                                                    -1.56980000%
5/31/2004                $15,359                  $ 9,861                                                     1.37226000%
6/30/2004                $15,634                  $10,053                                                     1.94449000%
7/31/2004                $15,382                  $ 9,720                                                    -3.30966000%
8/31/2004                $15,573                  $ 9,759                                                     0.40449000%
9/30/2004                $15,938                  $ 9,865                                                     1.08308000%
10/31/2004               $16,104                  $10,016                                                     1.52768000%
11/30/2004               $17,086                  $10,421                                                     4.04616000%
12/31/2004               $17,594                  $10,776                                                     3.40287000%
1/31/2005                $17,188                  $10,513                                                    -2.43748000%
2/28/2005                $17,658                  $10,734                                                     2.10440000%
3/31/2005                $17,502                  $10,544                                                    -1.77080000%
4/30/2005                $17,336                  $10,344                                                    -1.89656000%
5/31/2005                $17,760                  $10,673                                                     3.18186000%
6/30/2005                $18,100                  $10,689                                                     0.14197000%
7/31/2005                $18,678                  $11,086                                                     3.71883000%
8/31/2005                $18,632                  $10,985                                                    -0.91240000%
9/30/2005                $18,921                  $11,074                                                     0.80994000%
10/31/2005               $18,408                  $10,889                                                    -1.66708000%
11/30/2005               $18,949                  $11,301                                                     3.78221000%
12/31/2005               $19,375                  $11,305                                                     0.03481000%
1/31/2006                $19,826                  $11,604                                                     2.64778000%
2/28/2006                $20,086                  $11,636                                                     0.27133000%
3/31/2006                $20,817                  $11,781                                                     1.24475000%
4/30/2006                $20,928                  $11,939                                                     1.34278000%
5/31/2006                $20,607                  $11,595                                                    -2.87814000%
6/30/2006                $20,562                  $11,611                                                     0.13557000%
7/31/2006                $20,673                  $11,683                                                     0.61685000%
8/31/2006                $21,242                  $11,961                                                     2.37931000%
9/30/2006                $21,313                  $12,269                                                     2.57700000%
10/31/2006               $22,004                  $12,669                                                     3.25861000%
11/30/2006               $22,491                  $12,909                                                     1.90160000%
12/31/2006               $22,893                  $13,091                                                     1.40278000%
1/31/2007                $23,493                  $13,289                       2.62%                         1.51232000%
2/28/2007                $23,493                  $13,029                       0.00%                        -1.95588000%
3/31/2007                $24,082                  $13,174                       2.51%                         1.11850000%
4/30/2007                $24,798                  $13,758                       2.97%                         4.42953000%
5/31/2007                $25,681                  $14,238                       3.56%                         3.48951000%
6/30/2007                $25,632                  $14,001                      -0.19%                        -1.66133000%
7/31/2007                $24,999                  $13,567                      -2.47%                        -3.10048000%
8/31/2007                $24,789                  $13,771                      -0.84%                         1.49901000%
9/30/2007                $25,084                  $14,286                       1.19%                         3.73988000%
10/31/2007               $25,485                  $14,513                       1.60%                         1.59068000%
11/30/2007               $25,105                  $13,906                      -1.49%                        -4.18066000%
12/31/2007               $24,892                  $13,810                      -0.85%                        -0.69376000%
1/31/2008                $23,757                  $12,981                      -4.56%                        -5.99816000%
2/29/2008                $23,574                  $12,560                      -0.77%                        -3.24858000%
3/31/2008                $23,505                  $12,505                      -0.29%                        -0.43180000%
4/30/2008                $23,827                  $13,115                       1.37%                         4.87031000%
5/31/2008                $24,183                  $13,284                       1.49%                         1.29526000%
6/30/2008                $22,623                  $12,164                      -6.45%                        -8.43036000%
7/31/2008                $22,417                  $12,062                      -0.91%                        -0.84062000%
8/31/2008                $22,520                  $12,237                       0.46%                         1.44647000%
9/30/2008                $21,491                  $11,146                      -4.57%                        -8.91073000%
10/31/2008               $19,183                  $ 9,274                     -10.74%                       -16.79479000%
11/30/2008               $18,295                  $ 8,609                      -4.63%                        -7.17546000%
12/31/2008               $18,530                  $ 8,700                       1.30%                         1.06403000%
Total Returns              83.90%                  -13.00%

AVERAGE ANNUAL TOTAL RETURN

CLASS C   12/31/08
-------   --------
1-Year     -26.73%
5-Year      +3.71%
10-Year     +6.22%

CLASS C (1/1/99-12/31/08)

                               (PERFORMANCE GRAPH)

                                                                  S&P 500 TR (IA Extended)
     DATE       MUTUAL QUALIFIED FUND - CLASS C   S&P 500 INDEX       (%Total Return)
-------------   -------------------------------   -------------   ------------------------
1/1/1999                    $10,000                  $10,000
1/31/1999                   $10,061                  $10,418              4.18163000%
2/28/1999                   $ 9,780                  $10,094             -3.10789000%
3/31/1999                   $10,269                  $10,498              4.00087000%
4/30/1999                   $11,162                  $10,905              3.87252000%
5/31/1999                   $11,297                  $10,647             -2.36136000%
6/30/1999                   $11,619                  $11,238              5.54978000%
7/31/1999                   $11,386                  $10,887             -3.12247000%
8/31/1999                   $10,852                  $10,833             -0.49475000%
9/30/1999                   $10,587                  $10,536             -2.74139000%
10/31/1999                  $10,864                  $11,203              6.32807000%
11/30/1999                  $11,172                  $11,431              2.03280000%
12/31/1999                  $11,254                  $12,104              5.88961000%
1/31/2000                   $10,933                  $11,496             -5.02424000%
2/29/2000                   $10,424                  $11,278             -1.89295000%
3/31/2000                   $11,549                  $12,382              9.78288000%
4/30/2000                   $11,556                  $12,009             -3.00858000%
5/31/2000                   $11,803                  $11,763             -2.05170000%
6/30/2000                   $11,602                  $12,053              2.46530000%
7/31/2000                   $11,943                  $11,864             -1.56340000%
8/31/2000                   $12,464                  $12,601              6.21144000%
9/30/2000                   $12,493                  $11,936             -5.27933000%
10/31/2000                  $12,580                  $11,886             -0.42279000%
11/30/2000                  $12,182                  $10,949             -7.88393000%
12/31/2000                  $12,730                  $11,002              0.48941000%
1/31/2001                   $13,402                  $11,392              3.54791000%
2/28/2001                   $13,371                  $10,354             -9.11817000%
3/31/2001                   $13,070                  $ 9,698             -6.33502000%
4/30/2001                   $13,672                  $10,451              7.77104000%
5/31/2001                   $14,158                  $10,521              0.66997000%
6/30/2001                   $14,363                  $10,265             -2.43387000%
7/31/2001                   $14,411                  $10,164             -0.98442000%
8/31/2001                   $14,149                  $ 9,528             -6.26016000%
9/30/2001                   $12,825                  $ 8,759             -8.07523000%
10/31/2001                  $12,722                  $ 8,926              1.90688000%
11/30/2001                  $13,254                  $ 9,610              7.67063000%
12/31/2001                  $13,641                  $ 9,694              0.87605000%
1/31/2002                   $13,574                  $ 9,553             -1.45933000%
2/28/2002                   $13,633                  $ 9,369             -1.92850000%
3/31/2002                   $14,083                  $ 9,721              3.76091000%
4/30/2002                   $14,166                  $ 9,132             -6.06279000%
5/31/2002                   $14,158                  $ 9,064             -0.73673000%
6/30/2002                   $13,188                  $ 8,419             -7.12296000%
7/31/2002                   $12,247                  $ 7,763             -7.79544000%
8/31/2002                   $12,340                  $ 7,813              0.65656000%
9/30/2002                   $11,535                  $ 6,964            -10.86793000%
10/31/2002                  $11,679                  $ 7,577              8.80158000%
11/30/2002                  $11,967                  $ 8,023              5.88591000%
12/31/2002                  $11,795                  $ 7,552             -5.87476000%
1/31/2003                   $11,693                  $ 7,354             -2.61966000%
2/28/2003                   $11,437                  $ 7,244             -1.50038000%
3/31/2003                   $11,446                  $ 7,314              0.97093000%
4/30/2003                   $12,221                  $ 7,917              8.23699000%
5/31/2003                   $12,894                  $ 8,334              5.26877000%
6/30/2003                   $13,099                  $ 8,440              1.27564000%
7/31/2003                   $13,279                  $ 8,589              1.76316000%
8/31/2003                   $13,596                  $ 8,756              1.95021000%
9/30/2003                   $13,527                  $ 8,663             -1.06195000%
10/31/2003                  $14,084                  $ 9,153              5.65700000%
11/30/2003                  $14,547                  $ 9,234              0.87983000%
12/31/2003                  $15,234                  $ 9,718              5.24445000%
1/31/2004                   $15,363                  $ 9,897              1.83551000%
2/29/2004                   $15,733                  $10,034              1.38995000%
3/31/2004                   $15,716                  $ 9,883             -1.50865000%
4/30/2004                   $15,243                  $ 9,728             -1.56980000%
5/31/2004                   $15,355                  $ 9,861              1.37226000%
6/30/2004                   $15,635                  $10,053              1.94449000%
7/31/2004                   $15,385                  $ 9,720             -3.30966000%
8/31/2004                   $15,574                  $ 9,759              0.40449000%
9/30/2004                   $15,936                  $ 9,865              1.08308000%
10/31/2004                  $16,100                  $10,016              1.52768000%
11/30/2004                  $17,081                  $10,421              4.04616000%
12/31/2004                  $17,598                  $10,776              3.40287000%
1/31/2005                   $17,188                  $10,513             -2.43748000%
2/28/2005                   $17,662                  $10,734              2.10440000%
3/31/2005                   $17,498                  $10,544             -1.77080000%
4/30/2005                   $17,334                  $10,344             -1.89656000%
5/31/2005                   $17,753                  $10,673              3.18186000%
6/30/2005                   $18,098                  $10,689              0.14197000%
7/31/2005                   $18,680                  $11,086              3.71883000%
8/31/2005                   $18,634                  $10,985             -0.91240000%
9/30/2005                   $18,920                  $11,074              0.80994000%
10/31/2005                  $18,412                  $10,889             -1.66708000%
11/30/2005                  $18,947                  $11,301              3.78221000%
12/31/2005                  $19,372                  $11,305              0.03481000%
1/31/2006                   $19,828                  $11,604              2.64778000%
2/28/2006                   $20,085                  $11,636              0.27133000%
3/31/2006                   $20,808                  $11,781              1.24475000%
4/30/2006                   $20,927                  $11,939              1.34278000%
5/31/2006                   $20,600                  $11,595             -2.87814000%
6/30/2006                   $20,566                  $11,611              0.13557000%
7/31/2006                   $20,676                  $11,683              0.61685000%
8/31/2006                   $21,238                  $11,961              2.37931000%
9/30/2006                   $21,308                  $12,269              2.57700000%
10/31/2006                  $22,000                  $12,669              3.25861000%
11/30/2006                  $22,492                  $12,909              1.90160000%
12/31/2006                  $22,890                  $13,091              1.40278000%
1/31/2007                   $23,473                  $13,289              1.51232000%
2/28/2007                   $23,463                  $13,029             -1.95588000%
3/31/2007                   $24,036                  $13,174              1.11850000%
4/30/2007                   $24,736                  $13,758              4.42953000%
5/31/2007                   $25,616                  $14,238              3.48951000%
6/30/2007                   $25,545                  $14,001             -1.66133000%
7/31/2007                   $24,906                  $13,567             -3.10048000%
8/31/2007                   $24,672                  $13,771              1.49901000%
9/30/2007                   $24,959                  $14,286              3.73988000%
10/31/2007                  $25,342                  $14,513              1.59068000%
11/30/2007                  $24,949                  $13,906             -4.18066000%
12/31/2007                  $24,725                  $13,810             -0.69376000%
1/31/2008                   $23,576                  $12,981             -5.99816000%
2/29/2008                   $23,392                  $12,560             -3.24858000%
3/31/2008                   $23,300                  $12,505             -0.43180000%
4/30/2008                   $23,610                  $13,115              4.87031000%
5/31/2008                   $23,955                  $13,284              1.29526000%
6/30/2008                   $22,392                  $12,164             -8.43036000%
7/31/2008                   $22,174                  $12,062             -0.84062000%
8/31/2008                   $22,266                  $12,237              1.44647000%
9/30/2008                   $21,233                  $11,146             -8.91073000%
10/31/2008                  $18,944                  $ 9,274            -16.79479000%
11/30/2008                  $18,054                  $ 8,609             -7.17546000%
12/31/2008                  $18,282                  $ 8,700              1.06403000%
Total Returns                82.82%                   -13.00%


                               14 | Annual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES INVOLVE SPECIAL RISKS. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                               Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 7/1/08      VALUE 12/31/08   PERIOD* 7/1/08-12/31/08
                                           -----------------   --------------   -----------------------
CLASS Z
Actual                                           $1,000           $  820.60              $3.75
Hypothetical (5% return before expenses)         $1,000           $1,021.01              $4.17
CLASS A
Actual                                           $1,000           $  819.20              $5.17
Hypothetical (5% return before expenses)         $1,000           $1,019.46              $5.74
CLASS B
Actual                                           $1,000           $  816.30              $8.26
Hypothetical (5% return before expenses)         $1,000           $1,016.04              $9.17
CLASS C
Actual                                           $1,000           $  816.40              $8.22
Hypothetical (5% return before expenses)         $1,000           $1,016.09              $9.12

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.82%; A: 1.13%; B: 1.81%; and C: 1.80%) multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 17

Mutual Qualified Fund

FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------
CLASS Z                                                  2008         2007         2006         2005         2004
-------                                               ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $    21.84   $    21.88   $    19.81   $    19.49   $    17.88
                                                      ----------   ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) .......................         0.38         0.61         0.38         0.41         0.37
   Net realized and unrealized gains (losses) .....        (5.90)        1.37         3.39         1.77         2.56
                                                      ----------   ----------   ----------   ----------   ----------
Total from investment operations ..................        (5.52)        1.98         3.77         2.18         2.93
                                                      ----------   ----------   ----------   ----------   ----------
Less distributions from:
   Net investment income ..........................        (0.32)       (0.71)       (0.40)       (0.42)       (0.39)
   Net realized gains .............................        (1.41)       (1.31)       (1.30)       (1.44)       (0.93)
                                                      ----------   ----------   ----------   ----------   ----------
Total distributions ...............................        (1.73)       (2.02)       (1.70)       (1.86)       (1.32)
                                                      ----------   ----------   ----------   ----------   ----------
Redemption fees(c, d) .............................           --           --           --           --           --
                                                      ----------   ----------   ----------   ----------   ----------
Net asset value, end of year ......................   $    14.59   $    21.84   $    21.88   $    19.81   $    19.49
                                                      ==========   ==========   ==========   ==========   ==========
Total return ......................................       (25.34)%       9.12%       19.29%       11.26%       16.64%
RATIOS TO AVERAGE NET ASSETS
Expenses(e, f) ....................................         0.81%        0.80%        0.83%        0.85%        0.82%
Expenses - excluding dividend expense on securities
   sold short(f) ..................................         0.81%        0.79%        0.81%        0.81%        0.81%
Net investment income .............................         1.97%        2.58%        1.77%        2.04%        2.01%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $3,071,302   $4,421,592   $4,200,899   $3,646,593   $3,419,744
Portfolio turnover rate ...........................        25.52%       26.25%       23.64%       20.98%       37.61%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Mutual Qualified Fund

                                                                           YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------
CLASS A                                                  2008         2007         2006         2005         2004
-------                                               ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $    21.70   $    21.75   $    19.71   $    19.41   $    17.81
                                                      ----------   ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) .......................         0.32         0.52         0.31         0.34         0.31
   Net realized and unrealized gains (losses) .....        (5.85)        1.38         3.36         1.75         2.55
                                                      ----------   ----------   ----------   ----------   ----------
Total from investment operations ..................        (5.53)        1.90         3.67         2.09         2.86
                                                      ----------   ----------   ----------   ----------   ----------
Less distributions from:
   Net investment income ..........................        (0.26)       (0.64)       (0.33)       (0.35)       (0.33)
   Net realized gains .............................        (1.41)       (1.31)       (1.30)       (1.44)       (0.93)
                                                      ----------   ----------   ----------   ----------   ----------
Total distributions ...............................        (1.67)       (1.95)       (1.63)       (1.79)       (1.26)
                                                      ----------   ----------   ----------   ----------   ----------
Redemption fees(c, d) .............................           --           --           --           --           --
                                                      ----------   ----------   ----------   ----------   ----------
Net asset value, end of year ......................   $    14.50   $    21.70   $    21.75   $    19.71   $    19.41
                                                      ==========   ==========   ==========   ==========   ==========
Total return(e) ...................................       (25.55)%       8.73%       18.94%       10.85%       16.27%
RATIOS TO AVERAGE NET ASSETS
Expenses(f, g) ....................................         1.11%        1.14%        1.15%        1.20%        1.17%
Expenses - excluding dividend expense on securities
   sold short(g) ..................................         1.11%        1.13%        1.13%        1.16%        1.16%
Net investment income .............................         1.67%        2.24%        1.45%        1.69%        1.66%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $  883,955   $1,290,899   $  993,364   $  794,789   $  692,523
Portfolio turnover rate ...........................        25.52%       26.25%       23.64%       20.98%       37.61%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Mutual Qualified Fund

                                                               YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------
CLASS B                                              2008      2007      2006      2005      2004
-------                                            -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 21.24   $ 21.32   $ 19.34   $ 19.08   $ 17.54
                                                   -------   -------   -------   -------   -------
Income from investment operations (a):
   Net investment income (b) ...................      0.19      0.36      0.16      0.20      0.19
   Net realized and unrealized gains (losses) ..     (5.72)     1.34      3.31      1.72      2.50
                                                   -------   -------   -------   -------   -------
Total from investment operations ...............     (5.53)     1.70      3.47      1.92      2.69
                                                   -------   -------   -------   -------   -------
Less distributions from:
   Net investment income .......................     (0.11)    (0.47)    (0.19)    (0.22)    (0.22)
   Net realized gains ..........................     (1.41)    (1.31)    (1.30)    (1.44)    (0.93)
                                                   -------   -------   -------   -------   -------
Total distributions ............................     (1.52)    (1.78)    (1.49)    (1.66)    (1.15)
                                                   -------   -------   -------   -------   -------
Redemption fees (c, d) .........................        --        --        --        --        --
                                                   -------   -------   -------   -------   -------
Net asset value, end of year ...................   $ 14.19   $ 21.24   $ 21.32   $ 19.34   $ 19.08
                                                   -------   -------   -------   -------   -------
Total return (e) ...............................    (26.09)%    8.04%    18.16%    10.12%    15.46%

RATIOS TO AVERAGE NET ASSETS
Expenses (f, g) ................................      1.81%     1.80%     1.82%     1.85%     1.82%
Expenses - excluding dividend expense on
   securities sold short (g) ...................      1.81%     1.79%     1.80%     1.81%     1.81%
Net investment income ..........................      0.97%     1.58%     0.78%     1.04%     1.01%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $41,704   $70,266   $74,470   $69,847   $67,714
Portfolio turnover rate ........................     25.52%    26.25%    23.64%    20.98%    37.61%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. gBenefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Mutual Qualified Fund

                                                                  YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------
CLASS C                                              2008       2007       2006       2005       2004
-------                                            --------   --------   -------    --------   --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year                 $  21.50   $  21.58   $  19.58   $  19.30   $  17.72
                                                   --------   --------   --------   --------   --------
Income from investment operations (a):
   Net investment income (b)                           0.19       0.36       0.16       0.20       0.19
   Net realized and unrealized gains (losses)         (5.78)      1.36       3.34       1.74       2.52
                                                   --------   --------   --------   --------   --------
Total from investment operations                      (5.59)      1.72       3.50       1.94       2.71
                                                   --------   --------   --------   --------   --------
Less distributions from:
   Net investment income                              (0.12)     (0.49)     (0.20)     (0.22)     (0.20)
   Net realized gains                                 (1.41)     (1.31)     (1.30)     (1.44)     (0.93)
                                                   --------   --------   --------   --------   --------
Total distributions                                   (1.53)     (1.80)     (1.50)     (1.66)     (1.13)
                                                   --------   --------   --------   --------   --------
Redemption fees (c, d)                                   --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Net asset value, end of year                       $  14.38   $  21.50   $  21.58   $  19.58   $  19.30
                                                   --------   --------   --------   --------   --------
Total return (e)                                     (26.06)%     8.02%     18.16%     10.08%     15.52%

RATIOS TO AVERAGE NET ASSETS
Expenses (f, g)                                        1.80%      1.80%      1.83%      1.85%      1.82%
Expenses - excluding dividend expense on
   securities sold short (g)                           1.80%      1.79%      1.81%      1.81%      1.81%
Net investment income                                  0.98%      1.58%      0.77%      1.04%      1.01%

SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $337,583   $504,802   $420,806   $336,786   $311,071
Portfolio turnover rate                               25.52%     26.25%     23.64%     20.98%     37.61%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Mutual Qualified Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS            VALUE
                                                                            --------------   -----------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 51.6%
          AIRLINES 0.2%
(a)       ACE Aviation Holdings Inc., A .................................       Canada           1,217,946       $    6,756,357
(a,b)     Northwest Airlines Corp., Contingent Distribution .............    United States      28,232,000               17,786
                                                                                                                 --------------
                                                                                                                      6,774,143
                                                                                                                 --------------
          AUTO COMPONENTS 0.0%(c)
(a,b,d)   Collins & Aikman Products Co., Contingent Distribution ........    United States       1,217,404               12,174
(a)       Dana Holding Corp. ............................................    United States         575,326              425,741
(a,b)     Dana Holding Corp., Contingent Distribution ...................    United States      13,598,000                4,250
                                                                                                                 --------------
                                                                                                                        442,165
                                                                                                                 --------------
          AUTOMOBILES 0.1%
(a,e)     IACNA Investor LLC ............................................    United States         180,986                1,810
(a,e,f)   International Automotive Components Group Brazil LLC ..........       Brazil           2,363,058            1,880,097
(a,e,f)   International Automotive Components Group Japan LLC ...........        Japan             307,801              332,652
(a,e,f)   International Automotive Components Group LLC .................     Luxembourg         8,425,843            1,433,236
(a,e,f)   International Automotive Components Group NA LLC, A ...........    United States       5,182,488              843,709
                                                                                                                 --------------
                                                                                                                      4,491,504
                                                                                                                 --------------
          BEVERAGES 2.0%
          Brown-Forman Corp., A .........................................    United States          79,200            4,009,104
          Brown-Forman Corp., B .........................................    United States          19,800            1,019,502
          Carlsberg AS, B ...............................................       Denmark            250,882            8,071,454
(a)       Dr. Pepper Snapple Group Inc. .................................    United States       1,317,046           21,401,997
(g)       Pernod Ricard SA ..............................................       France             673,496           49,884,470
                                                                                                                 --------------
                                                                                                                     84,386,527
                                                                                                                 --------------
          BUILDING PRODUCTS 0.2%
          Armstrong World Industries Inc. ...............................    United States         142,220            3,074,796
(a)       Owens Corning Inc. ............................................    United States         279,965            4,843,395
                                                                                                                 --------------
                                                                                                                      7,918,191
                                                                                                                 --------------
          CAPITAL MARKETS 0.2%
          The Goldman Sachs Group Inc. ..................................    United States         123,910           10,456,765
                                                                                                                 --------------
          CHEMICALS 0.2%
(a,b,d)   Dow Corning Corp., Contingent Distribution ....................    United States      20,809,194            3,022,299
          Sika AG .......................................................     Switzerland            6,147            5,180,541
                                                                                                                 --------------
                                                                                                                      8,202,840
                                                                                                                 --------------
          COMMERCIAL BANKS 0.6%
          BNP Paribas SA ................................................       France             278,219           11,768,267
(a,e,h)   Elephant Capital Holdings Ltd. ................................        Japan              27,946                   --
(a,e,h)   First Chicago Bancorp .........................................    United States         659,105            4,998,809
(a)       Guaranty Bancorp ..............................................    United States       1,735,639            3,471,278
(a,e)     NCB Warrant Holdings Ltd., A ..................................        Japan             129,974                   --
          Svenska Handelsbanken AB, A ...................................       Sweden             452,960            7,299,266
                                                                                                                 --------------
                                                                                                                      27,537,620
                                                                                                                 --------------


                               22 | Annual Report

Mutual Qualified Fund

                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS            VALUE
                                                                            --------------   -----------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          COMMERCIAL SERVICES & SUPPLIES 0.1%
(a)       Comdisco Holding Co. Inc. .....................................    United States             997       $        7,777
(a,b)     Comdisco Holding Co. Inc., Contingent Distribution ............    United States      40,189,000                   --
          Insun ENT Co. Ltd. ............................................     South Korea        1,448,946            3,900,567
                                                                                                                 --------------
                                                                                                                      3,908,344
                                                                                                                 --------------
          COMPUTERS & PERIPHERALS 0.0%
(a,e,h)   DecisionOne Corp ..............................................    United States       1,008,199                   --
                                                                                                                 --------------
(a,e,h)   DecisionOne Corp., wts., 6/08/17 ..............................    United States         553,576                   --
                                                                                                                 --------------
          CONSUMER FINANCE 0.3%
(a,e)     Cerberus CG Investor I LLC ....................................    United States       7,519,799            1,503,960
(a,e)     Cerberus CG Investor II LLC ...................................    United States       7,519,799            1,503,960
(a,e)     Cerberus CG Investor III LLC ..................................    United States       3,759,899              751,980
(a,e)     Cerberus FIM Investors Holdco LLC .............................    United States      15,919,000            3,371,608
(a,h)     White River Capital Inc. ......................................    United States         549,751            3,600,869
                                                                                                                 --------------
                                                                                                                     10,732,377
                                                                                                                 --------------
          DIVERSIFIED FINANCIAL SERVICES 0.1%
(g)       Deutsche Boerse AG ............................................       Germany             66,220            4,703,848
(a,b)     Marconi Corp., Contingent Distribution ........................    United Kingdom     34,293,500                   --
                                                                                                                 --------------
                                                                                                                      4,703,848
                                                                                                                 --------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.5%
(a,e,f)   AboveNet Inc. .................................................    United States         402,522           20,126,100
(a,e,f)   AboveNet Inc., stock grant, grant price $20.95, expiration date
             9/09/13 ....................................................    United States             510                1,148
(a,e,f)   AboveNet Inc., wts., 9/08/10 ..................................    United States          16,099               64,396
(a,b,d)   Global Crossing Holdings Ltd., Contingent Distribution ........    United States      49,411,586                   --
                                                                                                                 --------------
                                                                                                                     20,191,644
                                                                                                                 --------------
          ELECTRIC UTILITIES 1.1%
          E.ON AG .......................................................       Germany          1,192,640           46,728,073
                                                                                                                 --------------
          ENERGY EQUIPMENT & SERVICES 2.2%
(i)       Bourbon SA ....................................................        France            579,563           14,619,669
(a)       BW Offshore Ltd. ..............................................        Norway          2,813,120            1,739,278
(a)       Pride International Inc. ......................................    United States       1,042,880           16,665,222
          Seadrill Ltd ..................................................       Bermuda          4,055,672           32,131,179
(a)       Transocean Ltd ................................................    United States         677,655           32,019,199
                                                                                                                 --------------
                                                                                                                     97,174,547
                                                                                                                 --------------
          FOOD & STAPLES RETAILING 1.0%
          Carrefour SA ..................................................        France          1,178,243           45,340,224
                                                                                                                 --------------
          FOOD PRODUCTS 6.7%
(g)       Cadbury PLC ...................................................   United Kingdom       3,288,176           29,079,412
          CSM NV ........................................................     Netherlands        1,909,144           30,699,895
(g)       Groupe Danone .................................................        France          1,681,422          101,521,898
          Kraft Foods Inc., A ...........................................    United States         435,256           11,686,624
(a,d)     Lighthouse Caledonia ASA ......................................        Norway            416,331                9,578
          Lotte Confectionary Co. Ltd. ..................................     South Korea           30,405           31,416,093


                               Annual Report | 23

Mutual Qualified Fund

                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS            VALUE
                                                                            --------------   -----------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          FOOD PRODUCTS (CONTINUED)
(a,i)     Marine Harvest ................................................        Norway         48,980,183         $  7,394,723
(g)       Nestle SA .....................................................     Switzerland        1,607,500           62,620,096
          Nong Shim Co. Ltd. ............................................     South Korea           81,743           15,824,357
                                                                                                                 --------------
                                                                                                                    290,252,676
                                                                                                                 --------------
          HEALTH CARE PROVIDERS & SERVICES 1.7%
(a,e)     Kindred Healthcare Inc. .......................................    United States       1,456,113           18,010,662
          Rhoen-Klinikum AG .............................................       Germany          2,314,092           55,235,019
                                                                                                                 --------------
                                                                                                                     73,245,681
                                                                                                                 --------------
          HOTELS, RESTAURANTS & LEISURE 0.0%(c)
(a)       Trump Entertainment Resorts Inc. ..............................    United States         473,917               80,755
                                                                                                                 --------------
          INDUSTRIAL CONGLOMERATES 2.6%
          Keppel Corp. Ltd. .............................................      Singapore         5,486,488           16,583,939
(f)       Orkla ASA .....................................................        Norway          9,599,083           62,730,084
          Siemens AG ....................................................       Germany            460,520           33,993,863
                                                                                                                 --------------
                                                                                                                    113,307,886
                                                                                                                 --------------
          INSURANCE 7.7%
          ACE Ltd. ......................................................    United States          96,280            5,095,138
(a)       Alleghany Corp. ...............................................    United States         146,672           41,361,504
(a)       Berkshire Hathaway Inc., A ....................................    United States             468           45,208,800
(a)       Berkshire Hathaway Inc., B ....................................    United States          16,044           51,565,416
(a,e,h)   Imagine Group Holdings Ltd. ...................................       Bermuda          2,814,856           23,053,671
          Old Republic International Corp. ..............................    United States       1,096,314           13,068,063
(a,e)     Olympus Re Holdings Ltd. ......................................    United States          97,300              228,421
          Prudential Financial Inc. .....................................    United States         461,000           13,949,860
(a,e)     Symetra Financial .............................................    United States       3,434,760           45,647,960
          White Mountains Insurance Group Ltd. ..........................    United States         346,730           92,615,050
                                                                                                                 --------------
                                                                                                                    331,793,883
                                                                                                                 --------------
          MACHINERY 1.6%
          Kone OYJ, B ...................................................       Finland          2,877,200           62,480,123
(a,e)     Motor Coach Industries International Inc., wts., 5/27/09 ......    United States               5                   --
          NACCO Industries Inc., A ......................................    United States         172,254            6,444,022
                                                                                                                 --------------
                                                                                                                     68,924,145
                                                                                                                 --------------
          MEDIA 0.3%
(a)       Adelphia Recovery Trust .......................................    United States      38,254,708              382,547
(a,b)     Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
          Contingent Distribution .......................................    United States       4,899,492              734,924
(a,b)     Century Communications Corp., Contingent Distribution .........    United States      13,497,000                   --
          CJ CGV Co. Ltd. ...............................................     South Korea          574,910            6,918,949
(a,d)     TVMAX Holdings Inc. ...........................................    United States         111,391                   --
          Virgin Media Inc. .............................................   United Kingdom         937,859            4,679,916
                                                                                                                 --------------
                                                                                                                     12,716,336
                                                                                                                 --------------
          METALS & MINING 0.0%c
          ArcelorMittal .................................................     Netherlands           79,650            1,893,368
                                                                                                                 --------------


                               24 | Annual Report

Mutual Qualified Fund

                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS            VALUE
                                                                            --------------   -----------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          MULTI-UTILITIES 0.0%
(a,b)     NorthWestern Corp., Contingent Distribution ...................    United States       9,300,000       $           --
          MULTILINE RETAIL 1.0%
                                                                                                                 --------------
          Jelmoli Holding AG ............................................     Switzerland           24,399           45,009,861
                                                                                                                 --------------
          OIL, GAS & CONSUMABLE FUELS 1.4%
          BP PLC ........................................................   United Kingdom         494,400            3,798,224
          BP PLC, ADR ...................................................   United Kingdom         193,700            9,053,538
          Eni SpA .......................................................        Italy             523,870           12,262,509
          Total SA, B ...................................................        France            665,472           36,206,904
                                                                                                                 --------------
                                                                                                                     61,321,175
                                                                                                                 --------------
          PAPER & FOREST PRODUCTS 0.5%

          Mondi Ltd. ....................................................   United Kingdom          49,172              179,545
          Weyerhaeuser Co. ..............................................    United States         686,788           21,022,581
                                                                                                                 --------------
                                                                                                                     21,202,126
                                                                                                                 --------------
          PHARMACEUTICALS 0.5%
(a)       Valeant Pharmaceuticals International .........................    United States         869,500           19,911,550
                                                                                                                 --------------
          REAL ESTATE INVESTMENT TRUSTS (REITS) 1.7%
          Alexander's Inc. ..............................................    United States         108,590           27,679,591
          Link REIT .....................................................      Hong Kong        15,202,605           25,108,171
          Ventas Inc. ...................................................    United States         669,525           22,475,954
                                                                                                                 --------------
                                                                                                                     75,263,716
                                                                                                                 --------------
          REAL ESTATE MANAGEMENT & DEVELOPMENT 1.5%
(d)       Canary Wharf Group PLC ........................................   United Kingdom       8,298,072           31,986,351
          Swire Pacific Ltd., A .........................................      Hong Kong         3,620,800           24,924,477
          Swire Pacific Ltd., B .........................................      Hong Kong         5,292,600            7,020,197
                                                                                                                 --------------
                                                                                                                     63,931,025
                                                                                                                 --------------
          SOFTWARE 0.6%
(g)       Microsoft Corp ................................................    United States       1,354,430           26,330,119
                                                                                                                 --------------
          THRIFTS & MORTGAGE FINANCE 0.0%c
(h)       Imperial Capital Bancorp Inc. .................................    United States         445,796            1,003,041
                                                                                                                 --------------
          TOBACCO 14.5%
          Altria Group Inc ..............................................    United States       2,484,297           37,413,513
(g)       British American Tobacco PLC ..................................   United Kingdom       3,939,454          103,567,849
(g)       Imperial Tobacco Group PLC ....................................   United Kingdom       2,263,678           61,164,974
          Japan Tobacco Inc. ............................................        Japan               9,642           31,911,187
          KT&G Corp. ....................................................     South Korea          750,886           47,026,986
(g)       Lorillard Inc. ................................................    United States       1,097,000           61,815,950
          Philip Morris International Inc. ..............................    United States       1,137,077           49,474,220
(g)       Reynolds American Inc. ........................................    United States       1,685,320           67,935,249
          UST Inc. ......................................................    United States       2,433,580          168,841,780
                                                                                                                 --------------
                                                                                                                    629,151,708
                                                                                                                 --------------
          TRADING COMPANIES & DISTRIBUTORS 0.5%
          Kloeckner & Co. SE ............................................       Germany          1,209,391           21,121,733
                                                                                                                 --------------


                               Annual Report | 25

Mutual Qualified Fund

                                                                                                 SHARES/WARRANTS/
                                                                                   COUNTRY          CONTRACTS            VALUE
                                                                               --------------   -----------------   --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             TRANSPORTATION INFRASTRUCTURE 0.0%(c)
(a)          Groupe Eurotunnel SA ..........................................        France             17,485       $       94,130
(a)          Groupe Eurotunnel SA, wts., 12/30/11 ..........................        France          1,861,027              213,386
                                                                                                                    --------------
                                                                                                                           307,516
                                                                                                                    --------------
             TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $ 2,144,572,906) ........................................                                         2,235,757,112
                                                                                                                    --------------
             PREFERRED STOCKS 0.0%(c)
             AUTO COMPONENTS 0.0%(c)
(e)          Dana Holding Corp., 4.00%, cvt. pfd., B .......................    United States          48,807              439,263
                                                                                                                    --------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(c)
(a,e)        PTV Inc., 10.00%, pfd., A .....................................   United Kingdom          92,938               83,644
                                                                                                                    --------------
             TOTAL PREFERRED STOCKS (COST $5,010,813) ......................                                               522,907
                                                                                                                    --------------

                                                                                               PRINCIPAL
                                                                                               AMOUNT(j)
                                                                                             -------------
          CORPORATE BONDS & NOTES 1.8%
(k)       ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ........        Canada          2,505,000 CAD        1,825,224
(l)       Calpine Corp., Exit Term Loan, FRN, 6.645%, 3/29/14 ...........    United States      15,416,927           11,436,061
(e)       Cerberus CG Investor I LLC, 12.00%, 7/31/14 ...................    United States       6,600,000            1,320,000
(e)       Cerberus CG Investor II LLC, 12.00%, 7/31/14 ..................    United States       6,600,000            1,320,000
(e)       Cerberus CG Investor III LLC, 12.00%, 7/31/14 .................    United States       3,300,000              660,000
(e)       Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13 ...........    United States      47,747,515           10,112,817
(h)       DecisionOne Corp.,
(e)          12.00%, 4/15/10 ............................................    United States       1,297,728            1,297,728
(d,l)        FRN, 5.50%, 5/12/09 ........................................    United States         232,502              232,502
          Groupe Eurotunnel SA, cvt., sub. bond, NRS I,
             T2, 3.00%, 7/28/09 .........................................        France             31,400 EUR            37,321
             T2, 3.00%, 7/28/09 .........................................        France             24,416 GBP            35,660
             T3, 3.00%, 7/28/10 .........................................        France          9,114,500 EUR        10,833,085
             T3, 3.00%, 7/28/10 .........................................        France          5,276,020 GBP         7,705,891
(k)       Indianapolis Downs LLC, 144A,
             senior secured note, 11.00%, 11/01/12 ......................    United States       2,950,000            1,622,500
(m)          senior secured sub. note, PIK, 15.50%, 11/01/13 ............    United States      11,672,776            4,610,746
(e,f)     International Automotive Components Group NA LLC, 9.00%,
             4/01/17 ....................................................    United States       1,560,200              752,142
(e,f,l,n) Pontus I LLC, junior note, 144A, FRN, 5.689%, 7/24/09 .........    United States      18,184,516           20,519,486
(e,f,l,n) Pontus II Trust, junior profit-participating note, 144A, FRN,
             7.516%, 6/25/09 ............................................    United States       2,876,884              671,234
(d,m)     TVMAX Holdings Inc., PIK,
             11.50%, 3/31/09 ............................................    United States         488,896              342,227
             14.00%, 3/31/09 ............................................    United States         835,212              584,648
                                                                                                                 --------------
          TOTAL CORPORATE BONDS & NOTES (COST $181,325,040) .............                                            75,919,272
                                                                                                                 --------------


                               26 | Annual Report

Mutual Qualified Fund

                                                                                                 PRINCIPAL
                                                                                                 AMOUNT(j)/
                                                                                COUNTRY           SHARES              VALUE
                                                                            --------------   -----------------   --------------
          CORPORATE BONDS & NOTES IN REORGANIZATION 0.2%
(l,o)     Motor Coach Industries International Inc., FRN,
(p)          First Lien DIP Revolver, 7.75%, 9/19/09 ....................    United States       1,867,232       $    1,823,520
(q)          Second Lien DIP Trust A Term Loan, 12.75%, 9/19/09 .........    United States       2,738,329            2,245,430
             Second Lien DIP Trust B Term Loan, 15.25%, 9/19/09 .........    United States       1,670,028            1,419,524
(q)          Second Lien, Senior Secured Term Loan, 11.00%, 12/01/08 ....    United States       2,256,578            1,793,980
(d)          Third Lien, Senior Secured Term Loan, 15.649%, 12/01/08 ....    United States      26,017,748              710,285
(d,o)     Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .......    United States          40,000                  200
(o)       Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ..............    United States      13,553,108            1,863,552
                                                                                                                 --------------
          TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
             (COST $47,326,539) .........................................                                             9,856,491
                                                                                                                 --------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $2,378,235,298) ......................................                                         2,322,055,782
                                                                                                                 --------------
          SHORT TERM INVESTMENTS 44.7%
          U.S. GOVERNMENT AND AGENCY SECURITIES 44.6%
(r)       FHLB,
             1/05/09 - 12/14/09 .........................................    United States   1,457,473,000        1,454,440,990
             1/12/09 ....................................................    United States      61,599,000           61,599,431
             1/14/09 ....................................................    United States      50,000,000           50,000,400
             3/13/09 ....................................................    United States      50,000,000           49,995,600
             5/06/09 ....................................................    United States      20,000,000           19,984,500
             11/13/09 ...................................................    United States      50,000,000           49,726,550
             11/20/09 ...................................................    United States      50,000,000           49,720,500
             12/04/09 ...................................................    United States      60,000,000           59,622,000
(r)       U.S. Treasury Bills,
             3/26/09 - 11/19/09 .........................................    United States      45,000,000           44,923,825
             5/21/09 ....................................................    United States      50,000,000           49,987,450
             6/18/09 ....................................................    United States      45,000,000           44,968,905
                                                                                                                 --------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $1,920,447,769) ......................................                                         1,934,970,151
                                                                                                                 --------------
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
             (COST $4,298,683,067) ......................................                                         4,257,025,933
                                                                                                                 --------------
(s)       INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
             SECURITIES 0.1%
          MONEY MARKET FUNDS (COST $3,033,444) 0.1%
(t)       Bank of New York Institutional Cash Reserve Fund, 0.09% .......    United States       3,033,444            3,003,110
                                                                                                                 --------------
          TOTAL INVESTMENTS (COST $4,301,716,511) 98.3% .................                                         4,260,029,043
          OPTIONS WRITTEN (0.2)% ........................................                                            (9,919,592)
          NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE
             CONTRACTS 0.4% .............................................                                            16,640,590
          OTHER ASSETS, LESS LIABILITIES 1.5% ...........................          `                                 67,793,506
                                                                                                                 --------------
          NET ASSETS 100.0% .............................................                                        $4,334,543,547
                                                                                                                 ==============


                               Annual Report | 27

Mutual Qualified Fund

                                                                                COUNTRY          CONTRACTS            VALUE
                                                                            --------------   -----------------   --------------
(u)       OPTIONS WRITTEN 0.2%
          CALL OPTIONS 0.2%
          BEVERAGES 0.1%
          Pernod Ricard SA, Jun. 52 Calls, 6/19/09 ......................        France                455       $      489,258
          Pernod Ricard SA, Jun. 52 Calls, 6/19/09 ......................        France              2,061            2,279,580
          Pernod Ricard SA, Mar. 52 Calls, 3/20/09 ......................        France              1,142              900,628
          Pernod Ricard SA, Mar. 52 Calls, 3/20/09 ......................        France                126              101,307
                                                                                                                 --------------
                                                                                                                      3,770,773
                                                                                                                 --------------
          DIVERSIFIED FINANCIAL SERVICES 0.0%(c)
          Deutsche Boerse AG, Mar. 64 Calls, 3/20/09 ....................       Germany                512               84,480
                                                                                                                 --------------
          FOOD PRODUCTS 0.0%(c)
          Cadbury PLC, Jun. 6 Calls, 6/19/09 ............................   United Kingdom             573              186,658
          Cadbury PLC, Jun. 6.4 Calls, 6/19/09 ..........................   United Kingdom             573              359,865
          Groupe Danone, Mar. 48 Calls, 3/20/09 .........................        France              2,746              583,639
          Nestle SA, Mar. 48 Calls, 3/20/09 .............................     Switzerland            1,696               46,057
                                                                                                                 --------------
                                                                                                                      1,176,219
                                                                                                                 --------------
          SOFTWARE 0.0%(c)
          Microsoft Corp., Apr. 26 Calls, 4/18/09 .......................    United States           1,681               40,344
                                                                                                                 --------------
          TOBACCO 0.1%
          British American Tobacco PLC, Jun. 18 Calls, 6/19/09 ..........   United Kingdom             126              316,530
          British American Tobacco PLC, Mar. 18 Calls, 3/20/09 ..........   United Kingdom             310              554,644
          British American Tobacco PLC, Mar. 18 Calls, 3/20/09 ..........   United Kingdom             146              261,220
          Imperial Tobacco Group PLC, Jun. 18 Calls, 6/19/09 ............   United Kingdom             645            1,860,558
          Imperial Tobacco Group PLC, Mar. 18 Calls, 3/20/09 ............   United Kingdom             310              608,976
          Imperial Tobacco Group PLC, Mar. 18 Calls, 3/20/09 ............   United Kingdom             620            1,217,953
          Lorillard Inc., Mar. 70 Calls, 3/21/09 ........................    United States             168                8,400
          Reynolds American Inc., Feb. 45 Calls, 2/21/09 ................    United States             200               11,800
          Reynolds American Inc., May. 45 Calls, 5/16/09 ................    United States              57                7,695
                                                                                                                 --------------
                                                                                                                      4,847,776
                                                                                                                 --------------
          TOTAL OPTIONS WRITTEN
             (PREMIUMS RECEIVED $8,642,578) .............................                                        $    9,919,592
                                                                                                                 ==============


                               28 | Annual Report

Mutual Qualified Fund

See Abbreviations on page 50.

(a)  Non-income producing for the twelve months ended December 31, 2008.

(b) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c)  Rounds to less than 0.1% of net assets.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2008, the aggregate value of these securities was $36,900,264, representing 0.85% of net assets.

(e)  See Note 10 regarding restricted and illiquid securities.

(f)  See Note 14 regarding other considerations.

(g) A portion or all of the security is held in connection with written option contracts open at year end.

(h)  See Note 13 regarding holdings of 5% voting securities.

(i) A portion or all of the security is on loan at December 31, 2008. See Note 1(i).

(j)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(k) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2008, the aggregate value of these securities was $8,058,470, representing 0.19% of net assets.

(l)  The coupon rate shown represents the rate at period end.

(m)  Income may be received in additional securities and/or cash.

(n)  See Note 1(h) regarding investments in special purpose entities.

(o)  See Note 9 regarding defaulted securities.

(p)  See Note 11 regarding unfunded loan commitments.

(q)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(r)  The security is traded on a discount basis with no stated coupon rate.

(s)  See Note 1(i) regarding securities on loan.

(t)  The rate shown is the annualized seven-day yield at period end.

(u)  See Note 1(f) regarding written options.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Mutual Qualified Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ............................   $4,229,462,191
      Cost - Non-controlled affiliated issuers (Note 13) .....       72,254,320
                                                                 --------------
      Total cost of investments ..............................   $4,301,716,511
                                                                 ==============
      Value - Unaffiliated issuers ...........................   $4,225,842,423
      Value - Non-controlled affiliated issuers (Note 13) ....       34,186,620
                                                                 --------------
      Total value of investments (includes securities
         loaned in the amount of $3,096,940) .................    4,260,029,043
   Cash ......................................................       14,716,649
   Cash on deposit with brokers ..............................       10,188,601
   Foreign currency, at value (cost $40,578,863) .............       40,486,700
   Receivables:
      Investment securities sold .............................        4,189,847
      Capital shares sold ....................................       11,187,993
      Dividends and interest .................................       20,204,272
   Unrealized appreciation on forward exchange contracts
      (Note 8) ...............................................       54,224,977
                                                                 --------------
         Total assets ........................................    4,415,228,082
                                                                 --------------
Liabilities:
   Payables:
      Investment securities purchased ........................       16,046,615
      Capital shares redeemed ................................        9,175,536
      Affiliates .............................................        3,814,029
   Options written, at value (premiums received $8,642,578) ..        9,919,592
   Payable upon return of securities loaned ..................        3,033,444
   Unrealized depreciation on forward exchange contracts
      (Note 8) ...............................................       37,584,387
   Unrealized depreciation on unfunded loan commitments
      (Note 11) ..............................................            5,744
   Accrued expenses and other liabilities ....................        1,105,188
                                                                 --------------
         Total liabilities ...................................       80,684,535
                                                                 --------------
            Net assets, at value .............................   $4,334,543,547
                                                                 ==============
Net assets consist of:
   Paid-in capital ...........................................   $4,406,300,534
   Distributions in excess of net investment income ..........       (1,346,885)
   Net unrealized appreciation (depreciation) ................      (26,430,665)
   Accumulated net realized gain (loss) ......................      (43,979,437)
                                                                 --------------
            Net assets, at value .............................   $4,334,543,547
                                                                 ==============

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Mutual Qualified Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2008

CLASS Z:
   Net assets, at value ......................................   $3,071,302,188
                                                                 --------------
   Shares outstanding ........................................      210,475,367
                                                                 --------------
   Net asset value and maximum offering price per share ......   $        14.59
                                                                 --------------
CLASS A:
   Net assets, at value ......................................   $  883,955,151
                                                                 --------------
   Shares outstanding ........................................       60,959,480
                                                                 --------------
   Net asset value per share(a) ..............................   $        14.50
                                                                 --------------
   Maximum offering price per share (net asset value per
      share / 94.25%) ........................................   $        15.38
                                                                 --------------
CLASS B:
   Net assets, at value ......................................   $   41,703,556
                                                                 --------------
   Shares outstanding ........................................        2,938,284
                                                                 --------------
   Net asset value and maximum offering price per share(a) ...   $        14.19
                                                                 --------------
CLASS C:
   Net assets, at value ......................................   $  337,582,652
                                                                 --------------
   Shares outstanding ........................................       23,476,997
                                                                 --------------
   Net asset value and maximum offering price per share(a) ...   $        14.38
                                                                 --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Mutual Qualified Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2008

Investment income:
   Dividends: (net of foreign taxes of $7,501,688)
      Unaffiliated issuers ...................................   $    98,293,271
      Non-controlled affiliated issuers (Note 13) ............            71,327
   Interest:
      Unaffiliated issuers ...................................        51,942,955
      Non-controlled affiliated issuers (Note 13) ............           169,896
   Income from securities loaned .............................            57,944
                                                                 ---------------
         Total investment income .............................       150,535,393
                                                                 ---------------
Expenses:
   Management fees (Note 3a) .................................        32,369,580
   Administrative fees (Note 3b) .............................         4,123,967
   Distribution fees: (Note 3c)
      Class A ................................................         3,320,914
      Class B ................................................           566,246
      Class C ................................................         4,265,848
   Transfer agent fees (Note 3e) .............................         4,456,410
   Custodian fees (Note 4) ...................................           901,719
   Reports to shareholders ...................................           322,622
   Registration and filing fees ..............................           218,698
   Professional fees .........................................           875,198
   Trustees' fees and expenses ...............................           264,792
   Dividends on securities sold short ........................           292,778
   Other .....................................................           166,005
                                                                 ---------------
         Total expenses ......................................        52,144,777
         Expense reductions (Note 4) .........................           (17,460)
                                                                 ---------------
            Net expenses .....................................        52,127,317
                                                                 ---------------
               Net investment income .........................        98,408,076
                                                                 ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ................................       230,018,208
         Non-controlled affiliated issuers (Note 13) .........         2,247,351
      Foreign currency transactions ..........................        93,424,872
                                                                 ---------------
            Net realized gain (loss) .........................       325,690,431
                                                                 ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ............................................    (2,000,732,741)
      Translation of other assets and liabilities denominated
         in foreign currencies ...............................        29,505,113
                                                                 ---------------
            Net change in unrealized appreciation
               (depreciation) ................................    (1,971,227,628)
                                                                 ---------------
Net realized and unrealized gain (loss) ......................    (1,645,537,197)
                                                                 ---------------
Net increase (decrease) in net assets resulting from
   operations ................................................   $(1,547,129,121)
                                                                 ===============

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

MUTUAL QUALIFIED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED DECEMBER 31,
                                                                 --------------------------------
                                                                       2008             2007
                                                                 ---------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................   $    98,408,076   $  151,499,775
      Net realized gain (loss) from investments, securities
         sold short, synthetic equity swaps, and foreign
         currency transactions ...............................       325,690,431      392,665,509
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and
         liabilities denominated in foreign currencies .......    (1,971,227,628)     (36,681,335)
                                                                 ---------------   --------------
            Net increase (decrease) in net assets resulting
               from operations ...............................    (1,547,129,121)     507,483,949
                                                                 ---------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class Z .............................................       (61,395,078)    (133,801,897)
         Class A .............................................       (14,205,288)     (34,706,443)
         Class B .............................................          (308,286)      (1,467,618)
         Class C .............................................        (2,613,022)     (10,641,199)
      Net realized gains:
         Class Z .............................................      (269,629,983)    (245,908,236)
         Class A .............................................       (76,838,699)     (71,535,285)
         Class B .............................................        (3,820,054)      (4,072,725)
         Class C .............................................       (30,141,995)     (28,564,865)
                                                                 ---------------   --------------
   Total distributions to shareholders .......................      (458,952,405)    (530,698,268)
                                                                 ---------------   --------------
   Capital share transactions: (Note 2)
         Class Z .............................................        70,935,652      219,666,981
         Class A .............................................        (1,449,463)     316,804,502
         Class B .............................................        (7,916,883)      (4,572,363)
         Class C .............................................        (8,518,953)      89,317,402
                                                                 ---------------   --------------
   Total capital share transactions ..........................        53,050,353      621,216,522
                                                                 ---------------   --------------
   Redemption fees ...........................................            15,547           17,800
                                                                 ---------------   --------------
            Net increase (decrease) in net assets ............    (1,953,015,626)     598,020,003
Net assets:
   Beginning of year .........................................     6,287,559,173    5,689,539,170
                                                                 ---------------   --------------
   End of year ...............................................   $ 4,334,543,547   $6,287,559,173
                                                                 ---------------   --------------
(Distributions in excess of net investment income)
   /undistributed net investment income included in net
   assets:
   End of year ...............................................   $    (1,346,885)  $    2,003,039
                                                                 ===============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

MUTUAL QUALIFIED FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Qualified Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment


                               34 | Annual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               Annual Report | 35

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized appreciation or depreciation on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                               36 | Annual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities or other financial instruments at a specified price, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. INVESTMENTS IN SPECIAL PURPOSE ENTITIES

At December 31, 2008, the Fund had contributed an additional $15,689,602 as a subordinated note holder of certain special purpose entities ("SPEs"). Such contributions, while made at the discretion of the Fund, represent additional capital contributions to the SPE in support of its underlying investments and are subject first to the claims of the senior note holders of the SPE. These contributions are recorded as an addition to the Fund's cost basis in the SPE and are subject to the risk of loss in the event of continued unfavorable market conditions related to the SPE's underlying investments.


                               Annual Report | 37

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

J. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                               38 | Annual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

N. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 39

Mutual Qualified Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------
                                                                      2008                          2007
                                                          ---------------------------   ---------------------------
                                                             SHARES         AMOUNT         SHARES         AMOUNT
                                                          -----------   -------------   -----------   -------------
CLASS Z SHARES:
   Shares sold ........................................    11,122,574   $ 209,614,477    11,498,413   $ 269,849,858
   Shares issued in reinvestment of distributions .....    21,179,571     311,672,139    16,420,954     360,016,285
   Shares redeemed ....................................   (24,315,473)   (450,350,964)  (17,456,173)   (410,199,162)
                                                           ----------     -----------    ----------     -----------
   Net increase (decrease) ............................     7,986,672   $  70,935,652    10,463,194   $ 219,666,981
                                                           ==========     ===========    ==========     ===========
CLASS A SHARES:
   Shares sold ........................................    18,274,974   $ 333,446,293    19,622,769   $ 459,150,297
   Shares issued in reinvestment of distributions .....     5,851,226      85,559,773     4,576,592      99,690,375
   Shares redeemed ....................................   (22,653,674)   (420,455,529)  (10,374,895)   (242,036,170)
                                                           ----------     -----------    ----------     -----------
   Net increase (decrease) ............................     1,472,526   $  (1,449,463)   13,824,466   $ 316,804,502
                                                           ==========     ===========    ==========     ===========
CLASS B SHARES:
   Shares sold ........................................       186,946   $   3,373,974       180,171   $   4,119,296
   Shares issued in reinvestment of distributions .....       267,986       3,835,934       237,389       5,061,976
   Shares redeemed ....................................      (825,352)    (15,126,791)     (602,357)    (13,753,635)
                                                           ----------     -----------    ----------     -----------
   Net increase (decrease) ............................      (370,420)  $  (7,916,883)     (184,797)  $  (4,572,363)
                                                           ==========     ===========    ==========     ===========
CLASS C SHARES:
   Shares sold ........................................     4,076,156   $  73,178,814     5,112,901   $ 118,074,250
   Shares issued in reinvestment of distributions .....     2,049,328      29,714,490     1,634,857      35,274,002
   Shares redeemed ....................................    (6,127,082)   (111,412,257)   (2,772,446)    (64,030,850)
                                                           ----------     -----------    ----------     -----------
   Net increase (decrease) ............................        (1,598)  $  (8,518,953)    3,975,312   $  89,317,402
                                                           ==========     ===========    ==========     ===========

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                             AFFILIATION
----------                                             -----------
Franklin Mutual Advisers, LLC (Franklin Mutual)        Investment manager
Franklin Templeton Investment Management Limited
   (FTIML)                                             Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services, LLC
   (Investor Services)                                 Transfer agent


                               40 | Annual Report

Mutual Qualified Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.600%         Up to and including $5 billion
       0.570%         Over $5 billion, up to and including $7 billion
       0.550%         Over $7 billion, up to and including $10 billion
       0.540%         In excess of $10 billion

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A..   0.35%
Class B..   1.00%
Class C..   1.00%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.


                               Annual Report | 41

Mutual Qualified Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ....................   $530,262
Contingent deferred sales charges retained ........   $ 98,706

E. TRANSFER AGENT FEES

For the year ended December 31, 2008, the Fund paid transfer agent fees of $4,456,410, of which $3,130,004 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996 the Plan was closed to new participants.

During the year ended December 31, 2008 the Fund's projected benefit obligation and benefit payments under the plan were as follows:

(a) Projected benefit obligation at December 31, 2008..   $158,385
(b) Increase in projected benefit obligation              $ 14,464
       Benefit payments made to retired trustees.......   $  2,589

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.


                               42 | Annual Report

Mutual Qualified Fund

6. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $22,557,980 and $4,033,228 respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

                                    2008            2007
                                ------------   ------------
Distributions paid from:
   Ordinary income ..........   $324,732,262   $180,623,450
   Long term capital gain ...    134,220,143    350,074,818
                                ------------   ------------
                                $458,952,405   $530,698,268
                                ============   ============

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..............................................   $4,310,096,639
                                                                     ==============
Unrealized appreciation ..........................................   $  595,303,232
Unrealized depreciation ..........................................     (645,370,828)
                                                                     --------------
Net unrealized appreciation (depreciation) .......................   $  (50,067,596)
                                                                     ==============
Distributable earnings - undistributed long term capital gains ...   $    4,147,929
                                                                     ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass-through entity income, and bond discounts and premiums.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.


                               Annual Report | 43

Mutual Qualified Fund

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2008, aggregated $1,026,783,473 and $1,998,395,209, respectively.

Transactions in options written during the year ended December 31, 2008, were as follows:

                                               NUMBER OF    PREMIUMS
                                               CONTRACTS    RECEIVED
                                               ---------   ----------
Options outstanding at December 31, 2007 ...         --    $       --
Options written ............................     13,858     8,642,578
Options expired ............................         --            --
Options exercised ..........................         --            --
Options closed .............................         --            --
                                                 ------    ----------
Options outstanding at December 31, 2008 ...     13,858    $8,642,578
                                                 ======    ==========

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                     CONTRACT     SETTLEMENT    UNREALIZED     UNREALIZED
                                                      AMOUNT         DATE      APPRECIATION   DEPRECIATION
                                                   ------------   ----------   ------------   ------------
CONTRACTS TO BUY
     8,680,000      British Pound Sterling .....   $ 15,281,568     1/12/09     $       --    $(2,608,204)
    60,775,450      Norwegian Krone ............      9,700,000     1/12/09             --       (969,651)
    19,900,560      Norwegian Krone ............      2,830,000     1/12/09         28,700             --
     2,442,354      Danish Krone ...............        468,268     1/23/09             --        (10,224)
    67,129,895      Danish Krone ...............     11,532,025     1/23/09      1,057,651             --
    27,697,785      Swiss Franc ................     23,430,000     2/09/09      2,519,863             --
    29,756,844      Euro .......................     38,110,419     2/13/09      3,426,232             --
     2,490,058      Canadian Dollar ............      1,984,327     2/27/09         60,995             --
     1,185,560      Swiss Franc ................      1,069,807     3/09/09         41,319             --
    13,730,000      British Pound Sterling .....     23,504,205     3/10/09            --      (3,479,913)
     2,863,060      Swedish Krona ..............        400,000     3/16/09            --         (34,169)
    18,113,796      Swedish Krona ..............      2,241,121     3/16/09         73,390             --
    13,977,313      Singapore Dollar ...........      9,380,000     3/24/09        351,302             --
    36,077,591      Norwegian Krone ............      5,005,000     5/19/09        150,856             --
CONTRACTS TO SELL
    22,595,268      British Pound Sterling .....     39,166,901     1/12/09      6,176,343             --
    12,780,720      Norwegian Krone ............      1,800,000     1/12/09             --        (35,941)
    12,666,493      Euro .......................     17,356,896     1/14/09             --       (343,258)
     7,845,998      Danish Krone ...............      1,357,000     1/23/09             --       (114,454)
   102,500,000      Danish Krone ...............     20,828,580     1/23/09      1,605,523             --
    42,000,000      Euro .......................     61,439,700     1/26/09      2,781,289             --
     4,384,214      Swiss Franc ................      3,870,000     2/09/09             --       (237,540)
    40,444,170      Swiss Franc ................     38,463,309     2/09/09        571,447             --
    89,000,000      Euro .......................    132,280,700     2/13/09      8,048,377             --
   231,653,577      Japanese Yen ...............      2,419,462     2/19/09             --       (136,467)
    11,125,205      Canadian Dollar ............      8,871,350     2/27/09             --       (266,843)
    34,260,000      Euro .......................     44,632,681     2/27/09             --     (3,172,554)


                               44 | Annual Report

Mutual Qualified Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                     CONTRACT     SETTLEMENT    UNREALIZED     UNREALIZED
                                                      AMOUNT         DATE      APPRECIATION   DEPRECIATION
                                                   ------------   ----------   ------------   ------------
CONTRACTS TO SELL (CONTINUED)
    56,000,000      Swiss Franc ................     50,570,960     3/09/09     $        --   $ (1,913,154)
    70,000,000      British Pound Sterling .....    121,390,740     3/10/09      19,300,395             --
    66,951,081      Euro .......................     88,508,125     3/13/09              --     (4,882,066)
     7,864,542      Swedish Krona ..............        975,000     3/16/09              --        (29,901)
    63,891,433      Swedish Krona ..............      9,452,960     3/16/09       1,289,160             --
     1,394,442      Singapore Dollar ...........        930,000     3/24/09              --        (40,840)
    24,632,832      Singapore Dollar ...........     17,557,257     3/24/09         407,356             --
35,702,860,000      South Korean Won ...........     26,390,000     4/06/09              --     (1,977,122)
21,960,418,750      South Korean Won ...........     18,400,000     4/06/09         951,709             --
 1,820,000,000      Japanese Yen ...............     20,728,929     4/20/09         618,912             --
    40,785,000      Euro .......................     53,089,157     4/30/09              --     (3,742,933)
    41,175,000      British Pound Sterling .....     64,039,478     5/12/09       3,999,530             --
    72,491,810      Euro .......................     90,832,238     5/13/09              --    (10,154,944)
   507,139,068      Norwegian Krone ............     71,889,588     5/19/09              --       (585,763)
    31,500,000      Euro .......................     41,019,300     5/29/09              --     (2,848,446)
    30,773,840      British Pound Sterling .....     45,640,523     9/14/09         764,628             --
                                                                                -----------   ------------
Unrealized appreciation (depreciation) on forward exchange contracts .......     54,224,977    (37,584,387)
                                                                                -----------   ------------
   NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE CONTRACTS ...............    $16,640,590
                                                                                ===========

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2008, the aggregate value of these securities was $9,856,491, representing 0.23% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                               Annual Report | 45

Mutual Qualified Fund

10. RESTRICTED SECURITIES (CONTINUED)

At December 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL
AMOUNT/
SHARES/
WARRANTS/                                                                 ACQUISITION
CONTRACTS    ISSUER                                                          DATES            COST           VALUE
----------   ------------------------------------------------------   ------------------   -----------   ------------
   402,522       AboveNet Inc. ....................................   10/02/01 - 8/08/08   $21,273,721   $ 20,126,100
       510       AboveNet Inc., stock grant, grant price
                 $20.95, expiration date 9/09/13 ..................    4/17/06 - 9/08/06            --          1,148
    16,099       AboveNet Inc., wts., 9/08/10 .....................   10/02/01 - 9/07/07     1,681,195         64,396
 7,519,799       Cerberus CG Investor I LLC .......................    7/26/07 - 6/17/08     7,519,799      1,503,960
 6,600,000       Cerberus CG Investor I LLC, 12.00%,
                    7/31/14 .......................................        7/26/07           6,600,000      1,320,000
 7,519,799       Cerberus CG Investor II LLC ......................    7/26/07 - 6/17/08     7,519,799      1,503,960
 6,600,000       Cerberus CG Investor II LLC, 12.00%,
                    7/31/14 .......................................        7/26/07           6,600,000      1,320,000
 3,759,899       Cerberus CG Investor III LLC .....................    7/26/07 - 6/17/08     3,759,899        751,980
 3,300,000       Cerberus CG Investor III LLC, 12.00%,
                    7/31/14 .......................................        7/26/07           3,300,000        660,000
15,919,000       Cerberus FIM Investors Holdco LLC ................        11/20/06         15,919,000      3,371,608
47,747,515       Cerberus FIM Investors Holdco LLC,
                    12.00%, 11/22/13 ..............................        11/20/06         47,747,515     10,112,817
    48,807   (a) Dana Holding Corp., 4.00%, cvt,
                    pfd., B .......................................        12/27/07          4,880,700        439,263
 1,008,199   (b) DecisionOne Corp. ................................    3/12/99 - 7/18/00       700,978             --
 1,297,728   (b) DecisionOne Corp., 12.00%, 4/15/10 ...............   3/12/99 - 10/16/08     1,822,410      1,297,728
   553,576   (b) DecisionOne Corp., wts., 6/08/17 .................        7/09/07                  --             --
    27,946       Elephant Capital Holdings Ltd. ...................    8/29/03 - 3/10/08     3,250,275             --
   659,105       First Chicago Bancorp ............................        11/16/06          9,227,470      4,998,809
   180,986       IACNA Investor LLC ...............................    7/24/08 - 8/08/08       185,348          1,810
 2,814,856       Imagine Group Holdings Ltd. ......................        8/31/04          28,828,348     23,053,671
 2,363,058       International Automotive Components
                    Group Brazil LLC ..............................   4/13/06 - 12/26/08     1,585,194      1,880,097
   307,801       International Automotive Components
                    Group Japan LLC ...............................    9/26/06 - 3/27/07     2,672,236        332,652
 8,425,843       International Automotive Components
                    Group LLC .....................................   1/12/06 - 10/16/06     8,428,025      1,433,236
 1,560,200       International Automotive Components
                    Group NA LLC, 9.00%, 4/01/17 ..................        3/30/07           1,583,603        752,142
 5,182,488       International Automotive Components
                    Group NA LLC, A ...............................   3/30/07 - 10/10/07     5,130,079        843,709
 1,456,113       Kindred Healthcare Inc. ..........................    4/28/99 - 7/08/08    13,378,743     18,010,662


                               46 | Annual Report

Mutual Qualified Fund

10. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL
AMOUNT/
SHARES/
WARRANTS/                                                                 ACQUISITION
CONTRACTS    ISSUER                                                          DATES            COST           VALUE
----------   ------------------------------------------------------   ------------------   -----------   ------------
         5   (c) Motor Coach Industries International
                    Inc., wts., 5/27/09 ...........................        3/30/07         $        --   $         --
   129,974       NCB Warrant Holdings Ltd., A .....................   12/16/05 - 3/10/08     1,368,433             --
    97,300       Olympus Re Holdings Ltd. .........................        12/19/01          9,409,076        228,421
18,184,516       Pontus I LLC, junior note, 144A, FRN,
                    5.689%, 7/24/09 ...............................    1/22/08 - 2/25/08    33,449,986     20,519,486
 2,876,884       Pontus II Trust, junior profit-
                    participating note, 144A, FRN,
                    7.516%, 6/25/09 ...............................        2/29/08           3,301,016        671,234
    92,938       PTV Inc., 10.00%, pfd., A ........................   12/07/01 - 3/06/02       130,113         83,644
 3,434,760       Symetra Financial ................................        7/27/04          39,480,000     45,647,960
                                                                                                         ------------
                 TOTAL RESTRICTED SECURITIES (3.71% of Net Assets) ...................................   $160,930,493
                                                                                                         ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $429,991 as of December 31, 2008.

(b) The Fund also invests in unrestricted securities of the issuer, valued at $232,502 as of December 31, 2008.

(c) The Fund also invests in unrestricted securities of the issuer, valued at $7,992,739 as of December 31, 2008.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2008, unfunded commitments were as follows:

                                                            UNFUNDED
                                                           COMMITMENT
                                                           ----------
BORROWER
   Motor Coach Industries International Inc., First Lien
      DIP Revolver, FRN, 7.75%, 9/19/09 ................   $1,060,928
                                                           ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12. UNFUNDED CAPITAL COMMITMENTS

At December 31, 2008, the Fund had aggregate unfunded capital commitments to investments of $26,777,903.


                               Annual Report | 47

Mutual Qualified Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2008, were as shown below.

                                             NUMBER OF                            NUMBER OF
                                              SHARES/                             SHARES/
                                             WARRANTS/                            WARRANTS/
                                             PRINCIPAL                            PRINCIPAL
                                               AMOUNT                               AMOUNT
                                              HELD AT                              HELD AT      VALUE AT                  REALIZED'
                                             BEGINNING     GROSS        GROSS        END         END OF     INVESTMENT     CAPITAL
NAME OF ISSUER                                OF YEAR    ADDITIONS   REDUCTIONS    OF YEAR        YEAR        INCOME     GAIN (LOSS)
--------------                               ---------   ---------   ----------   ---------   -----------   ----------   -----------
NON-CONTROLLED AFFILIATES
DecisionOne Corp. ........................   1,008,199         --            --   1,008,199   $        --    $     --     $       --
DecisionOne Corp., 12.00%, 4/15/10 .......   1,246,268     51,460            --   1,297,728     1,297,728     151,848             --
DecisionOne Corp., FRN, 7.25%, 5/12/09 ...     232,502         --            --     232,502       232,502      18,048             --
DecisionOne Corp., wts., 6/08/17 .........     553,576         --            --     553,576            --          --             --
Elephant Capital Holdings Ltd. ...........      11,496     16,450            --      27,946            --          --             --
Esmark Inc. ..............................   3,087,162         --     3,087,162          --            --          --      2,247,351
First Chicago Bancorp ....................     659,105         --            --     659,105     4,998,809          --             --
Imagine Group Holdings Ltd. ..............   2,814,856         --            --   2,814,856    23,053,671          --             --
Imperial Capital Bancorp Inc. ............     445,796         --            --     445,796     1,003,041      71,327             --
White River Capital Inc. .................     549,751         --            --     549,751     3,600,869          --             --
                                                                                              -----------    --------     ----------
   TOTAL AFFILIATED SECURITIES (0.79% of Net Assets) ......................................   $34,186,620    $241,223     $2,247,351
                                                                                              ===========    ========     ==========

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Franklin Mutual serves as investment manager to certain special purpose entities that issue securities held by the Fund. Franklin Mutual is not compensated for such services and does not invest in or exercise control over such entities. As investment manager, Franklin Mutual is primarily responsible for recommending investments in unaffiliated issuers to be held by the special purpose entities. Securities issued by these special purpose entities are restricted under the Securities Act of 1933 and are deemed to be illiquid.


                               48 | Annual Report

Mutual Qualified Fund

15. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Franklin Mutual Series Funds, formerly known as the Franklin Mutual Series Funds, Inc. The reorganization became effective on May 1, 2008.

16. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                            LEVEL 1          LEVEL 2         LEVEL 3          TOTAL
                                        --------------   --------------   ------------   --------------
ASSETS:
   Investments in Securities ........   $2,158,958,337   $1,903,762,857   $197,307,849   $4,260,029,043
   Other Financial Instruments(a) ...               --       54,224,977             --       54,224,977
LIABILITIES:
   Options Written ..................               --        9,919,592             --        9,919,592
   Other Financial Instruments(a) ...               --       37,590,131             --       37,590,131

(a) Other financial instruments includes net unrealized appreciation (depreciation) on forward exchange contracts and unfunded loan commitments.


                               Annual Report | 49

Mutual Qualified Fund

16. FAIR VALUE MEASUREMENTS (CONTINUED)

At December 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Fund's fair value, is as follows:

                                                              INVESTMENTS
                                                             IN SECURITIES
                                                             -------------
Beginning Balance - January 1, 2008 ......................   $ 422,461,938
   Net realized gain (loss) ..............................       2,416,655
   Net change in unrealized appreciation (depreciation) ..    (204,607,210)
   Net purchases (sales) .................................     (14,406,821)
   Transfers in and/or out of Level 3 ....................      (8,556,713)
                                                             -------------
Ending Balance ...........................................   $ 197,307,849
                                                             =============
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of year ......   $(220,568,964)
                                                             =============

17. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

18. SUBSEQUENT EVENTS

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit ("Global Credit Facility") to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS CURRENCY

CAD  - Canadian Dollar
EUR  - Euro
GBP  - British Pound Sterling

SELECTED PORTFOLIO

ADR  - American Depository Receipt
DIP  - Debtor-In-Possession
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PIK  - Payment-In-Kind


                               50 | Annual Report

Mutual Qualified Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF FRANKLIN MUTUAL SERIES FUNDS AND SHAREHOLDERS OF THE MUTUAL QUALIFIED FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Qualified Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the "Fund"), including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Qualified Fund of the Franklin Mutual Series Funds at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           (Ernst & Young LLP)

Boston, Massachusetts
February 17, 2009


                               Annual Report | 51

Mutual Qualified Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $171,551,506 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $251,567,516 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 9.16% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $87,608,037 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $39,648,743 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.


                               52 | Annual Report

Mutual Qualified Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   ---------------   ------------------   -----------------------   -------------------------------
EDWARD I. ALTMAN, PH.D. (1941)      Trustee           Since 1987           7                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.

ANN TORRE BATES (1958)              Trustee           Since 1994           30                        SLM Corporation (Sallie Mae)
c/o Franklin Mutual Advisers, LLC                                                                    and Allied Capital Corparation
101 John F. Kennedy Parkway                                                                          (financial services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD (1929)          Trustee           Since 2002           14                        Franklin Templeton Emerging
c/o Franklin Mutual Advisers, LLC                                                                    Markets Debt Opportunities Fund
101 John F. Kennedy Parkway                                                                          PLC and Fiduciary International
Short Hills, NJ 07078-2789                                                                           Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.

BRUCE A. MACPHERSON (1930)          Trustee           Since 1974           7                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).

                               Annual Report | 53

                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   ---------------   ------------------   -----------------------   -------------------------------
CHARLES RUBENS II (1930)            Trustee           Since 1998           14                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

ROBERT E. WADE (1946)               Trustee and       Trustee              37                        El Oro and Exploration Co.,
c/o Franklin Mutual Advisers, LLC   Chairman          since 1991 and                                 p.l.c. (investments).
101 John F. Kennedy Parkway         of the Board      Chairman of the
Short Hills, NJ 07078-2789                            Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   ---------------   ------------------   -----------------------   -------------------------------
**GREGORY E. JOHNSON (1961)         Trustee           Since 2007           92                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

**PETER A. LANGERMAN (1955)         Trustee,          Trustee              7                         None
c/o Franklin Mutual Advisers, LLC   President         since 2007,
101 John F. Kennedy Parkway         and Chief         President and
Short Hills, NJ 07078-2702          Executive         Chief Executive
                                    Officer -         Officer -
                                    Investment        Investment
                                    Management        Management
                                                      since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of
Investment.

JENNIFER J. BOLT (1964)             Chief             Since                Not Applicable            Not Applicable
One Franklin Parkway                Executive         December 2008
San Mateo, CA 94403-1906            Officer -
                                    Finance and
                                    Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               54 | Annual Report

                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   ---------------   ------------------   -----------------------   -------------------------------
PHILIPPE BRUGERE-TRELAT (1949)      Vice President    Since 2005           Not Applicable            Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)               Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway                Compliance        Officer since 2004
San Mateo, CA 94403-1906            Officer and       and Vice President
                                    Vice President    - AML Compliance
                                    - AML             since 2006
                                    Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

MICHAEL J. EMBLER (1964)            Senior Vice       Since 2005           Not Applicable            Not Applicable
101 John F. Kennedy Parkway         President
Short Hills, NJ 07078-2789          and Chief
                                    Investment
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in
Franklin Templeton Investments.

LAURA F. FERGERSON (1962)           Chief Financial   Since                Not Applicable            Not Applicable
One Franklin Parkway                Officer and       February 2008
San Mateo, CA 94403-1906            Chief
                                    Accounting
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)             Vice President    Since                Not Applicable            Not Applicable
500 East Broward Blvd.                                February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 55

                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   ---------------   ------------------   -----------------------   -------------------------------
STEVEN J. GRAY (1955)               Secretary         Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual
Advisers, LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton
Investments.

GREGORY R. SEWARD (1956)            Treasurer         Since 2005           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)                Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the parent company of the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 2: Gregory E. Johnson is the brother of Jennifer J. Bolt.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               56 | Annual Report

Mutual Qualified Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

                               Annual Report | 57

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

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08

                         Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHARE HOLDER LETTER
MUTUAL QUALIFIED FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHARE HOLDER SERVICES
(800) 632-2301 - (Class A, B & C)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

475 A2008 02/09


                                    (GRAPHIC)

                                DECEMBER 31, 2008

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                     GLOBAL

                             MUTUAL DISCOVERY FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Mutual Discovery Fund .....................................................    5
Performance Summary .......................................................   13
Your Fund's Expenses ......................................................   18
Financial Highlights and Statement of Investments .........................   20
Financial Statements ......................................................   33
Notes to Financial Statements .............................................   37
Report of Independent Registered Public Accounting Firm ...................   54
Tax Designation ...........................................................   55
Board Members and Officers ................................................   56
Shareholder Information ...................................................   60

Shareholder Letter

Dear Mutual Discovery Fund Shareholder:

As we write this letter, 2008 has just drawn to a close. Like many other investors, we are not sorry to see it pass. From a purely financial perspective, it was a painful year, bringing stock market declines ranging from 40% to 50% across most of the developed world (with greater losses in many emerging markets) as well as a credit crisis and climate of fear that prompted a global recession. These events have effectively wiped out the shareholders of such institutions as Fannie Mae, Freddie Mac, AIG, Bear Stearns, Lehman Brothers, Fortis, Washington Mutual and Wachovia, and have led to extraordinary government intervention in the financial markets. Policy makers have no definitive playbook for guidance, and the world of finance is being remade before our eyes.

As stewards of our investors' capital, we have always followed an investment approach that places a premium on limiting our portfolio's downside exposure. This is inherent in our focus on buying companies cheaply -- when their securities are trading at a meaningful discount to our analysis of intrinsic value -- and selling them as they trade close to that value. We are particularly attracted to stocks where an identifiable catalyst exists to unlock the valuation discount. We also buy distressed securities and participate in merger arbitrage and privately negotiated transactions when we feel we can generate attractive risk-adjusted returns for Fund investors.

Although we did manage to perform better than our benchmarks, not an inconsiderable achievement in these markets, we are nevertheless dissatisfied by the Fund's absolute loss. Several factors contributed to this, some market related and others self-inflicted.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

First, and perhaps most important, was the generally indiscriminate devaluation of stocks across industries, geographies and market capitalizations. In short, there were few safe havens as even companies in the less cyclical, more defensive industries that make up the Fund's core, including consumer staples, health care, utilities and telecommunications companies, were all down at least 18% in 2008 and in some cases significantly more.

Second, we underestimated the ferocity of the economic downturn and its impact on the valuations of some of the more economically sensitive companies owned, including those in the industrials, consumer discretionary and information technology sectors.

Third, entering 2008 the Fund owned shares of several large European banks that we believed had very limited exposure to the excesses that roiled the U.S. financial system. Subsequent events proved that the contagion had spread to these institutions as well.

Fourth, due to the repricing of corporate credit risk and paralysis in the credit markets, the stocks of leveraged companies, i.e., companies with substantial debt, were disproportionately punished by the markets.

In a year of few highlights, we did get some things right. First, as a number of securities reached our assessment of their intrinsic value, the cash position that had started to rise in 2007 continued to do so in 2008 because we resisted the temptation to reinvest proceeds from sales. Valuations, in some cases, appeared very low, but this can be quite deceptive given that a significant amount of earnings growth in past years has come from leverage.

Second, the put positions initiated in 2007 as cheap insurance against catastrophic events fully played their role. As volatility reached new highs in October, we unwound them.

Third, we increased our foreign currency hedges over the year, which mitigated the drag caused by an appreciating dollar.

Fourth, the Fund stayed on the sidelines of the emerging market bubble. We made investments in emerging markets in Asia's more stable economies: South Korea, Singapore, Hong Kong, for example, which are still considered emerging markets from a technical perspective. Investments in BRIC countries (Brazil, Russia, India and China) represented less than 1% of the Fund's assets. The Fund also stayed largely on the sideline of the commodity bubble, a by-product of the emerging market bubble, with some exceptions. Although we sold some oil services stocks over the summer, the Fund still owned some at


                        2 | Not part of the annual report
period-end. Oil majors and national oil companies were willing to pursue their investments and pushed day rates of some drilling equipment to new highs in the fourth quarter, but stock prices followed oil price movements.

Fifth, merger arbitrage, an area that has provided returns uncorrelated to the overall market, was a source of favorable performance as we focused on deals with sound industrial logic and strong financial backing. Arbitrage markets experienced price dislocation after September, and we used some of the Fund's cash to pursue this strategy.

Looking forward, we are focused on a number of factors. Rather than try to be macroeconomists or market strategists, we instead focus on our discipline of buying securities at what we believe are very attractive prices and investing for the long term. However, one cannot ignore the macroeconomic backdrop entering 2009, and we are proceeding with a fair degree of caution. Although the actions of central banks across the globe may have temporarily stabilized the financial system, we are not convinced that the worst of the economic news is behind us. Nevertheless, given the indiscriminate nature of the market carnage, such an environment creates opportunities -- and we are focused on four particular areas:

     - Distressed debt, a quiet area for the past several years due to robust economic and capital market conditions. The leveraged buyout boom from 2005 through mid-2007 is likely to result in defaults by many good companies with bad balance sheets in the coming years. We consider this an area of particular opportunity although it is still early. Most of the distressed opportunities through year-end 2008 have been in bad companies with bad balance sheets, which interest us little. In the meantime, we have sought to take advantage of credit market dislocation and technical pressure to add positions in a number of senior secured corporate loans that are trading at levels we think will generate equity-like returns with, in our view, a low risk of principal loss;

     - Stocks of companies in economically defensive industries, with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows, many of which we consider as attractively valued today as they have been in years;

     - Stocks disproportionately punished by the market, perhaps because they were owned heavily by hedge funds or have a higher degree of leverage but have no need to access the credit markets for a number of years; and

     - Stocks of market-leading global companies, sometimes in more economically sensitive industries, that are extremely attractive for long-term investors, including a number of commodity-oriented companies.


                        Not part of the annual report | 3

As a final note, periods of economic and market instability historically have created favorable opportunities for long-term, patient and disciplined investors. We believe this time should be no exception. The basic institutions that underlie our economic and political system have proven their ability to adapt to changing conditions and emerge stronger from severe dislocations. We are excited about the prospects of participating in this chapter, albeit a difficult one, of our economic history and believe our approach should serve our shareholders well over the long term. We certainly appreciate your support over the past year and look forward to a more prosperous year ahead.

Sincerely,


/s/ Peter A. Langerman
Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC


/s/ Michael J. Embler
Michael J. Embler
Senior Vice President and Chief Investment Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        4 | Not part of the annual report

Annual Report

Mutual Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual Discovery Fund seeks capital appreciation by investing primarily in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Mutual Discovery Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Mutual Discovery Fund - Class Z had a -26.55% cumulative total return for the 12 months ended December 31, 2008. The Fund performed better than its benchmarks, the Standard & Poor's 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index, which had -37.00% and -40.33% total returns for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 13.

ECONOMIC AND MARKET OVERVIEW

The U.S. experienced a marked slowdown in gross domestic product (GDP) growth as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses intensified and spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the domestic economy contracted in the third and fourth quarters. Fear of recession spanned the entire period, and in the summer most economists agreed that a recession had already begun. By then, the faltering U.S. economy -- which is the world's largest and accounts for roughly 25% of global GDP -- had negatively impacted growth prospects around the world. Although signs of a global slowdown surfaced in the latter half of the reporting period, in the first half growth remained robust in developing economies, particularly in Asia.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 25.


                                Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/08

                                  (BAR CHART)

U.S.                                          13.4%
France                                         6.9%
U.K.                                           6.4%
Hong Kong                                      3.5%
Germany                                        3.3%
South Korea                                    3.0%
Switzerland                                    2.6%
Norway                                         1.8%
Netherlands                                    1.2%
Japan                                          1.2%
Denmark                                        1.1%
Bermuda                                        1.0%
Other                                          3.0%
Short-Term Investments & Other Net Assets     51.6%

The China-led demand for oil, natural gas, and industrial and agricultural commodities propelled commodity prices and those of related equities to higher levels. The steep rise in the price of oil, which peaked at $145 per barrel in early July, was one of the most extreme market trends during the year. As a result, oil was a major focus of attention due to its impact on everything from inflation to corporate earnings to consumer spending. The price boom for commodities in general was broadly based and included natural gas, precious metals and most agricultural and industrial commodities, all of which added to global inflationary pressures. In this environment, the world's monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The eurozone had made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank (ECB) joined many of the world's central banks whose concerns about inflation had led them to raise rates. The potential for global recession, however, exacerbated by the virtual freeze in the global financial system in September and October, trumped inflationary concerns, and the world's monetary authorities, including the ECB and the Bank of England, cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world's currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed. The greenback appreciated 8.6% relative to most currencies during the year under review.(2)

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets,

(2.) Source: Federal Reserve H10 report.


                                6 | Annual Report

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/08

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
Tobacco                                          13.7%
Food Products                                     4.6%
Beverages                                         4.1%
Industrial Conglomerates                          3.8%
Insurance                                         3.4%
Energy Equipment & Services                       2.5%
Media                                             2.0%
Real Estate Investment Trusts                     1.4%
Machinery                                         1.1%
Electric Utilities                                1.0%

high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

The economic deceleration in the first half of 2008 gained momentum in the second half as the credit crisis spread and exacerbated the weakening demand outlook. Adherence to our proven investment philosophy was insufficient to overcome such headwinds. At year-end, however, we remained confident in the soundness of our approach over the long term.


                                Annual Report | 7

TOP 10 HOLDINGS
12/31/08

COMPANY                                       % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                      NET ASSETS
------------------------                      ----------
UST Inc.                                          4.1%
   TOBACCO, U.S.
Imperial Tobacco Group PLC                        2.6%
   TOBACCO, U.K.
British American Tobacco PLC                      2.3%
   TOBACCO, U.K.
Berkshire Hathaway Inc., A & B                    1.5%
   INSURANCE, U.S.
Groupe Danone                                     1.4%
   FOOD PRODUCTS, FRANCE
Eutelsat Communications                           1.3%
   MEDIA, FRANCE
Pernod Ricard SA                                  1.3%
   BEVERAGES, FRANCE
Link REIT                                         1.2%
   REAL ESTATE INVESTMENT TRUSTS, HONG KONG
Japan Tobacco Inc.                                1.2%
   TOBACCO, JAPAN
Orkla ASA                                         1.1%
   Industrial Conglomerates, Norway

Among the Fund's largest detractors were Orkla, a Norwegian conglomerate; Carlsberg, a Denmark-based beer company; and Fortis, a Belgian bank.

Orkla's assets lie predominantly in food and brands, solar energy and aluminum. During 2008, Orkla reported strong results from its food and brands division in which it managed to offset higher raw material costs through price increases, restoring profit margins to 2007 levels. Orkla continued to refocus on its core businesses by divesting some media and eastern European operations. However, Orkla's more cyclical businesses had a difficult year. Aluminum profiles felt the effects of rapidly declining European demand, resulting in lower volumes and greater profit margin pressure. Furthermore, the share price of Renewable Energy Corp. (REC), in which Orkla has a 39.7% ownership stake, declined on concerns that its long-term (five- to six-year) polysilicon contracts could be renegotiated. In 2008, Orkla's share price fell nearly 55% in local currency.

Denmark-based brewer Carlsberg became the fourth-largest beer company after the acquisition of some of U.K. beer and cider maker Scottish & Newcastle's assets. The Fund's Carlsberg shares, which fell 64% in local currency during 2008, was penalized by the equity issue to finance that acquisition and by its leveraged balance sheet, despite the fact that the company produced resilient cash flows. Investors were also concerned about ruble devaluation and a weakening Russian beer market following cooler weather in the summer of 2008 when compared to 2007, making for difficult year-over-year comparisons. For the long term, we believe Carlsberg continues to have attractive characteristics: a focus on cost reduction as its margins still lagged those of its peers at year-end, and a leading position in Russia, the third-largest profit pool in the beer industry with some structural growth drivers. Russia is a market where per-capita beer consumption has increased because of the country's growing preference for beer rather than vodka. Carlsberg expanded its market share at the expense of the industry's number-two player, InBev, which in our opinion was more focused on its 2008 acquisition of U.S. brewer Anheuser-Busch.

Fortis was also one of the larger detractors from performance this year despite our having sold this position prior to interventions by the governments of Benelux (Belgium/Netherlands/Luxembourg). For the time we held it during the period, the stock declined 58% in local currency. Capital issues plagued


                                8 | Annual Report
the company since its ill-timed acquisition of ABN AMRO's Dutch banking business amid the crash of the U.S. and European housing markets, which only complicated matters for Belgium's largest bank. Although capital was raised and management replaced over the course of 2008, Fortis' inability to defend its share price led to a loss of confidence and rapid deposit withdrawals in September. Ultimately, this forced a government rescue of the bank, setting off a marked decline in the company's equity value.

The bulk of our invested capital has been directed outside the U.S. as most major European economies have weathered the macroeconomic headwinds better than the U.S. Deflation, currency swings and credit issues around the world continued to affect our investments; however, the growing number of companies in our research pipeline, across all classes of securities, indicated we were beginning to uncover value in some of the poorer-performing sectors.

During the year under review, the best performing positions in the Fund included defensive consumer staples and merger arbitrage opportunities. Among the Fund's top-performing stock investments for the year were KT&G, a South Korean tobacco and ginseng producer; Wm. Wrigley Jr. Company, the U.S. chewing gum giant that was the subject of a takeover bid; and the merger arbitrage opportunity afforded by our participation in the combination of Toronto Dominion Bank and Commerce Bancorp.

KT&G, South Korea's largest tobacco company with over 65% in national market share, has been a consistently profitable investment for the Fund. During 2008, the Fund's investment rose 8% in local currency. The company continued to report earnings-per-share above expectations, largely due to higher selling prices for its cigarettes, share buybacks and internal cost savings. Cost savings were driven by the purchase of tobacco leaves on the international market, where prices were 20% to 30% less than for tobacco farmed in South Korea. KT&G attracted more attention from the investment community in 2008 due to its historically defensive characteristics: cigarette consumption increased during the last economic downturn, in 1998; limited impact from a weakening South Korean currency, the won; and stable cash flows in a market dominated by cyclical industries. As KT&G's share price rose, we took profits on part of the Fund's investment during 2008.


                                Annual Report | 9

Privately held candy firm Mars successfully completed its acquisition of Wrigley, transforming the publicly traded chewing gum giant into a Mars subsidiary. Several arbitrage transactions attempted during 2008 failed for lack of financing or material adverse changes in the underlying business. We believed neither problem would affect this deal because of the companies' solid operating performance and fully committed and well-documented financing. In fact, prior deal failures and extremely tight credit markets created an opportunity for us to take advantage of an exceptionally wide spread (the difference between the Fund's purchase price for the target company and the price at which the target was eventually taken over) on this acquisition. Financing for the transaction was provided by well-regarded institutions such as Berkshire Hathaway, Goldman Sachs and JPMorgan Chase. Berkshire Hathaway will continue to hold a minority equity investment in the Wrigley subsidiary. Our investment in Wrigley rose almost 4% during the period we held it.

Our focus on merger arbitrage produced another top contributor when Toronto Dominion Bank (TD) and Commerce Bancorp combined forces. TD launched its bid on Commerce to capitalize on its strong deposit franchise and branch network, and to add to TD's growing U.S. presence in attractive locations. As a Canadian bank, TD has been reaching outside its home market into the U.S. for some time, and is proving to be an adept acquirer. In our analysis, financing of the deal was quite manageable and without substantial risk. A further analysis of the acquisition showed TD adequately contained operating risks and could overcome any regulatory hurdles. The deal ultimately closed in March 2008, providing shareholders an attractive spread with relatively low risk. Our investment gained 38% in 2008.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was stronger compared with most foreign currencies during 2008, the Fund benefited to the extent it was hedged.


                               10 | Annual Report

Thank you for your continued participation in Mutual Discovery Fund. We look forward to serving your future investment needs.

(PHOTO OF ANNE E. GUDEFIN)


/s/ Anne E. Gudefin
Anne E. Gudefin, CFA
Co-Portfolio Manager


(PHOTO OF CHARLES M. LAHR)


/s/ Charles M. Lahr
Charles M. Lahr, CFA
Co-Portfolio Manager


(PHOTO OF MANDANA HORMOZI)


/s/ Mandana Hormozi
Mandana Hormozi
Assistant Portfolio Manager

Mutual Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 11

ANNE GUDEFIN has been portfolio manager for Mutual Discovery Fund since 2005. She is also portfolio manager for Mutual Qualified Fund, and has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. Previously, she was an analyst at Perry Capital.

CHARLES LAHR has been portfolio manager for Mutual Discovery Fund since 2007. He has also been portfolio manager for Mutual Financial Services Fund since 2004. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and Principal Financial Group.

MANDANA HORMOZI has been assistant portfolio manager for Mutual Discovery Fund since 2007. She joined Franklin Templeton Investments in 2003. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.


                               12 | Annual Report

Performance Summary as of 12/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z (SYMBOL: MDISX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$9.91    $22.54     $32.45
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.4461
Short-Term Capital Gain           $0.7715
Long-Term Capital Gain            $0.0951
   TOTAL                          $1.3127

CLASS A (SYMBOL: TEDIX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$9.79    $22.30     $32.09
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.3635
Short-Term Capital Gain           $0.7715
Long-Term Capital Gain            $0.0951
   TOTAL                          $1.2301

CLASS B (SYMBOL: TEDBX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$9.57    $21.89     $31.46
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.1400
Short-Term Capital Gain           $0.7715
Long-Term Capital Gain            $0.0951
   TOTAL                          $1.0066

CLASS C (SYMBOL: TEDSX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$9.68    $22.16     $31.84
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.1504
Short-Term Capital Gain           $0.7715
Long-Term Capital Gain            $0.0951
   TOTAL                          $1.0170

CLASS R (SYMBOL: TEDRX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$9.73    $22.12     $31.85
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.3074
Short-Term Capital Gain           $0.7715
Long-Term Capital Gain            $0.0951
   TOTAL                          $1.1740


                               Annual Report | 13

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z(1)                                      1-YEAR    5-YEAR    10-YEAR
----------                                     -------   -------   ---------
Cumulative Total Return(2)                      -26.55%   +39.40%   +141.09%
Average Annual Total Return(3)                  -26.55%    +6.87%     +9.20%
Value of $10,000 Investment(4)                 $ 7,345   $13,940   $ 24,109
   Total Annual Operating Expenses(5)   1.01%

CLASS A(1)                                      1-YEAR    5-YEAR    10-YEAR
----------                                     -------   -------   ---------
Cumulative Total Return(2)                      -26.73%   +37.19%   +133.28%
Average Annual Total Return(3)                  -30.95%    +5.27%     +8.20%
Value of $10,000 Investment(4)                 $ 6,905   $12,930   $ 21,985
   Total Annual Operating Expenses(5)   1.32%

CLASS B(1)                                      1-YEAR    5-YEAR    10-YEAR
----------                                     -------   -------   ---------
Cumulative Total Return(2)                      -27.28%   +32.64%   +121.32%
Average Annual Total Return(3)                  -30.06%    +5.49%     +8.27%
Value of $10,000 Investment(4)                 $ 6,994   $13,064   $ 22,132
   Total Annual Operating Expenses(5)   2.01%

CLASS C(1)                                      1-YEAR    5-YEAR    10-YEAR
----------                                     -------   -------   ---------
Cumulative Total Return(2)                      -27.27%   +32.60%   +118.25%
Average Annual Total Return(3)                  -27.96%    +5.81%     +8.12%
Value of $10,000 Investment(4)                 $ 7,204   $13,260   $ 21,825
   Total Annual Operating Expenses(5)   2.01%


                                                                   INCEPTION
CLASS R                                         1-YEAR    5-YEAR    (1/1/02)
-------                                        -------   -------   ---------
Cumulative Total Return(2)                      -26.92%   +35.97%    +61.06%
Average Annual Total Return(3)                  -26.92%    +6.34%     +7.05%
Value of $10,000 Investment(4)                 $ 7,308   $13,597    $16,106
   Total Annual Operating Expenses(5)   1.51%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/99-12/31/08)(1)

                              (PERFORMANCE GRAPH)

                MUTUAL DISCOVERY    S&P 500     MSCI WORLD
    DATE         FUND - CLASS Z     INDEX(6)    INDEX (6)
-------------   ----------------   ---------   -----------
   1/1/1999          $10,000        $10,000      $10,000
  1/31/1999          $10,069        $10,418      $10,212
  2/28/1999          $ 9,954        $10,094      $ 9,940
  3/31/1999          $10,411        $10,498      $10,363
  4/30/1999          $11,112        $10,905      $10,773
  5/31/1999          $11,118        $10,647      $10,390
  6/30/1999          $11,513        $11,238      $10,883
  7/31/1999          $11,383        $10,887      $10,846
  8/31/1999          $11,248        $10,833      $10,833
  9/30/1999          $11,101        $10,536      $10,729
 10/31/1999          $11,330        $11,203      $11,280
 11/30/1999          $11,925        $11,431      $11,599
 12/31/1999          $12,680        $12,104      $12,533
  1/31/2000          $12,632        $11,496      $11,813
  2/29/2000          $13,035        $11,278      $11,845
  3/31/2000          $13,593        $12,382      $12,673
  4/30/2000          $13,443        $12,009      $12,141
  5/31/2000          $13,521        $11,763      $11,846
  6/30/2000          $13,560        $12,053      $12,247
  7/31/2000          $13,734        $11,864      $11,899
  8/31/2000          $14,139        $12,601      $12,291
  9/30/2000          $13,998        $11,936      $11,638
 10/31/2000          $14,107        $11,886      $11,439
 11/30/2000          $13,869        $10,949      $10,745
 12/31/2000          $14,277        $11,002      $10,915
  1/31/2001          $14,714        $11,392      $11,127
  2/28/2001          $14,714        $10,354      $10,188
  3/31/2001          $14,277        $ 9,698      $ 9,521
  4/30/2001          $14,692        $10,451      $10,227
  5/31/2001          $15,137        $10,521      $10,100
  6/30/2001          $15,207        $10,265      $ 9,785
  7/31/2001          $15,176        $10,164      $ 9,656
  8/31/2001          $15,023        $ 9,528      $ 9,195
  9/30/2001          $13,746        $ 8,759      $ 8,386
 10/31/2001          $13,785        $ 8,926      $ 8,547
 11/30/2001          $14,136        $ 9,610      $ 9,054
 12/31/2001          $14,457        $ 9,694      $ 9,112
  1/31/2002          $14,505        $ 9,553      $ 8,837
  2/28/2002          $14,648        $ 9,369      $ 8,762
  3/31/2002          $15,133        $ 9,721      $ 9,151
  4/30/2002          $15,395        $ 9,132      $ 8,844
  5/31/2002          $15,515        $ 9,064      $ 8,864
  6/30/2002          $14,562        $ 8,419      $ 8,328
  7/31/2002          $13,602        $ 7,763      $ 7,627
  8/31/2002          $13,738        $ 7,813      $ 7,643
  9/30/2002          $13,018        $ 6,964      $ 6,804
 10/31/2002          $13,066        $ 7,577      $ 7,308
 11/30/2002          $13,258        $ 8,023      $ 7,703
 12/31/2002          $13,148        $ 7,552      $ 7,331
  1/31/2003          $12,928        $ 7,354      $ 7,110
  2/28/2003          $12,579        $ 7,244      $ 6,988
  3/31/2003          $12,635        $ 7,314      $ 6,969
  4/30/2003          $13,604        $ 7,917      $ 7,591
  5/31/2003          $14,368        $ 8,334      $ 8,029
  6/30/2003          $14,613        $ 8,440      $ 8,171
  7/31/2003          $14,793        $ 8,589      $ 8,338
  8/31/2003          $15,235        $ 8,756      $ 8,520
  9/30/2003          $15,317        $ 8,663      $ 8,575
 10/31/2003          $15,972        $ 9,153      $ 9,085
 11/30/2003          $16,529        $ 9,234      $ 9,226
 12/31/2003          $17,296        $ 9,718      $ 9,807
  1/31/2004          $17,512        $ 9,897      $ 9,966
  2/29/2004          $18,069        $10,034      $10,137
  3/31/2004          $18,003        $ 9,883      $10,073
  4/30/2004          $17,695        $ 9,728      $ 9,873
  5/31/2004          $17,687        $ 9,861      $ 9,969
  6/30/2004          $18,023        $10,053      $10,178
  7/31/2004          $17,839        $ 9,720      $ 9,849
  8/31/2004          $17,957        $ 9,759      $ 9,896
  9/30/2004          $18,442        $ 9,865      $10,086
 10/31/2004          $18,818        $10,016      $10,336
 11/30/2004          $19,897        $10,421      $10,883
 12/31/2004          $20,650        $10,776      $11,302
  1/31/2005          $20,190        $10,513      $11,050
  2/28/2005          $21,058        $10,734      $11,405
  3/31/2005          $20,880        $10,544      $11,188
  4/30/2005          $20,718        $10,344      $10,952
  5/31/2005          $21,160        $10,673      $11,155
  6/30/2005          $21,617        $10,689      $11,256
  7/31/2005          $22,354        $11,086      $11,652
  8/31/2005          $22,440        $10,985      $11,745
  9/30/2005          $23,074        $11,074      $12,054
 10/31/2005          $22,354        $10,889      $11,764
 11/30/2005          $23,057        $11,301      $12,162
 12/31/2005          $23,891        $11,305      $12,435
  1/31/2006          $24,710        $11,604      $12,992
  2/28/2006          $25,310        $11,636      $12,978
  3/31/2006          $26,265        $11,781      $13,270
  4/30/2006          $26,492        $11,939      $13,680
  5/31/2006          $25,819        $11,595      $13,225
  6/30/2006          $25,875        $11,611      $13,226
  7/31/2006          $26,116        $11,683      $13,312
  8/31/2006          $26,811        $11,961      $13,664
  9/30/2006          $27,071        $12,269      $13,831
 10/31/2006          $27,933        $12,669      $14,341
 11/30/2006          $28,572        $12,909      $14,700
 12/31/2006          $29,488        $13,091      $15,003
  1/31/2007          $30,320        $13,289      $15,183
  2/28/2007          $30,098        $13,029      $15,110
  3/31/2007          $30,979        $13,174      $15,393
  4/30/2007          $32,247        $13,758      $16,081
  5/31/2007          $33,370        $14,238      $16,547
  6/30/2007          $33,289        $14,001      $16,426
  7/31/2007          $32,611        $13,567      $16,065
  8/31/2007          $32,194        $13,771      $16,060
  9/30/2007          $33,037        $14,286      $16,829
 10/31/2007          $33,726        $14,513      $17,349
 11/30/2007          $32,814        $13,906      $16,648
 12/31/2007          $32,827        $13,810      $16,438
  1/31/2008          $30,520        $12,981      $15,185
  2/29/2008          $30,591        $12,560      $15,105
  3/31/2008          $30,379        $12,505      $14,967
  4/30/2008          $31,410        $13,115      $15,766
  5/31/2008          $31,684        $13,284      $16,026
  6/30/2008          $29,590        $12,164      $14,754
  7/31/2008          $29,124        $12,062      $14,397
  8/31/2008          $29,175        $12,237      $14,201
  9/30/2008          $27,471        $11,146      $12,518
 10/31/2008          $24,559        $ 9,274      $10,148
 11/30/2008          $23,857        $ 8,609      $ 9,498
 12/31/2008          $24,109        $ 8,700      $ 9,808

AVERAGE ANNUAL TOTAL RETURN

CLASS Z(1)   12/31/08
----------   --------
1-Year        -26.55%
5-Year         +6.87%
10-Year        +9.20%

CLASS A (1/1/99-12/31/08)(1)

                              (PERFORMANCE GRAPH)

                MUTUAL DISCOVERY    S&P 500     MSCI WORLD
    DATE         FUND - CLASS A     INDEX(6)    INDEX (6)
-------------   ----------------   ---------   -----------
   1/1/1999          $ 9,424        $10,000      $10,000
  1/31/1999          $ 9,490        $10,418      $10,212
  2/28/1999          $ 9,375        $10,094      $ 9,940
  3/31/1999          $ 9,808        $10,498      $10,363
  4/30/1999          $10,461        $10,905      $10,773
  5/31/1999          $10,466        $10,647      $10,390
  6/30/1999          $10,837        $11,238      $10,883
  7/31/1999          $10,715        $10,887      $10,846
  8/31/1999          $10,575        $10,833      $10,833
  9/30/1999          $10,436        $10,536      $10,729
 10/31/1999          $10,648        $11,203      $11,280
 11/30/1999          $11,205        $11,431      $11,599
 12/31/1999          $11,911        $12,104      $12,533
  1/31/2000          $11,859        $11,496      $11,813
  2/29/2000          $12,239        $11,278      $11,845
  3/31/2000          $12,761        $12,382      $12,673
  4/30/2000          $12,614        $12,009      $12,141
  5/31/2000          $12,688        $11,763      $11,846
  6/30/2000          $12,718        $12,053      $12,247
  7/31/2000          $12,876        $11,864      $11,899
  8/31/2000          $13,253        $12,601      $12,291
  9/30/2000          $13,113        $11,936      $11,638
 10/31/2000          $13,216        $11,886      $11,439
 11/30/2000          $12,986        $10,949      $10,745
 12/31/2000          $13,371        $11,002      $10,915
  1/31/2001          $13,776        $11,392      $11,127
  2/28/2001          $13,769        $10,354      $10,188
  3/31/2001          $13,350        $ 9,698      $ 9,521
  4/30/2001          $13,733        $10,451      $10,227
  5/31/2001          $14,145        $10,521      $10,100
  6/30/2001          $14,208        $10,265      $ 9,785
  7/31/2001          $14,179        $10,164      $ 9,656
  8/31/2001          $14,035        $ 9,528      $ 9,195
  9/30/2001          $12,833        $ 8,759      $ 8,386
 10/31/2001          $12,869        $ 8,926      $ 8,547
 11/30/2001          $13,193        $ 9,610      $ 9,054
 12/31/2001          $13,487        $ 9,694      $ 9,112
  1/31/2002          $13,532        $ 9,553      $ 8,837
  2/28/2002          $13,659        $ 9,369      $ 8,762
  3/31/2002          $14,106        $ 9,721      $ 9,151
  4/30/2002          $14,345        $ 9,132      $ 8,844
  5/31/2002          $14,449        $ 9,064      $ 8,864
  6/30/2002          $13,559        $ 8,419      $ 8,328
  7/31/2002          $12,666        $ 7,763      $ 7,627
  8/31/2002          $12,786        $ 7,813      $ 7,643
  9/30/2002          $12,110        $ 6,964      $ 6,804
 10/31/2002          $12,155        $ 7,577      $ 7,308
 11/30/2002          $12,328        $ 8,023      $ 7,703
 12/31/2002          $12,221        $ 7,552      $ 7,331
  1/31/2003          $12,016        $ 7,354      $ 7,110
  2/28/2003          $11,689        $ 7,244      $ 6,988
  3/31/2003          $11,742        $ 7,314      $ 6,969
  4/30/2003          $12,632        $ 7,917      $ 7,591
  5/31/2003          $13,340        $ 8,334      $ 8,029
  6/30/2003          $13,557        $ 8,440      $ 8,171
  7/31/2003          $13,726        $ 8,589      $ 8,338
  8/31/2003          $14,131        $ 8,756      $ 8,520
  9/30/2003          $14,208        $ 8,663      $ 8,575
 10/31/2003          $14,805        $ 9,153      $ 9,085
 11/30/2003          $15,318        $ 9,234      $ 9,226
 12/31/2003          $16,026        $ 9,718      $ 9,807
  1/31/2004          $16,220        $ 9,897      $ 9,966
  2/29/2004          $16,724        $10,034      $10,137
  3/31/2004          $16,662        $ 9,883      $10,073
  4/30/2004          $16,375        $ 9,728      $ 9,873
  5/31/2004          $16,367        $ 9,861      $ 9,969
  6/30/2004          $16,669        $10,053      $10,178
  7/31/2004          $16,497        $ 9,720      $ 9,849
  8/31/2004          $16,599        $ 9,759      $ 9,896
  9/30/2004          $17,043        $ 9,865      $10,086
 10/31/2004          $17,379        $10,016      $10,336
 11/30/2004          $18,369        $10,421      $10,883
 12/31/2004          $19,067        $10,776      $11,302
  1/31/2005          $18,632        $10,513      $11,050
  2/28/2005          $19,432        $10,734      $11,405
  3/31/2005          $19,257        $10,544      $11,188
  4/30/2005          $19,107        $10,344      $10,952
  5/31/2005          $19,503        $10,673      $11,155
  6/30/2005          $19,923        $10,689      $11,256
  7/31/2005          $20,593        $11,086      $11,652
  8/31/2005          $20,664        $10,985      $11,745
  9/30/2005          $21,246        $11,074      $12,054
 10/31/2005          $20,577        $10,889      $11,764
 11/30/2005          $21,215        $11,301      $12,162
 12/31/2005          $21,983        $11,305      $12,435
  1/31/2006          $22,726        $11,604      $12,992
  2/28/2006          $23,267        $11,636      $12,978
  3/31/2006          $24,145        $11,781      $13,270
  4/30/2006          $24,339        $11,939      $13,680
  5/31/2006          $23,723        $11,595      $13,225
  6/30/2006          $23,769        $11,611      $13,226
  7/31/2006          $23,984        $11,683      $13,312
  8/31/2006          $24,612        $11,961      $13,664
  9/30/2006          $24,844        $12,269      $13,831
 10/31/2006          $25,627        $12,669      $14,341
 11/30/2006          $26,212        $12,909      $14,700
 12/31/2006          $27,043        $13,091      $15,003
  1/31/2007          $27,797        $13,289      $15,183
  2/28/2007          $27,590        $13,029      $15,110
  3/31/2007          $28,389        $13,174      $15,393
  4/30/2007          $29,546        $13,758      $16,081
  5/31/2007          $30,559        $14,238      $16,547
  6/30/2007          $30,487        $14,001      $16,426
  7/31/2007          $29,859        $13,567      $16,065
  8/31/2007          $29,464        $13,771      $16,060
  9/30/2007          $30,227        $14,286      $16,829
 10/31/2007          $30,846        $14,513      $17,349
 11/30/2007          $30,002        $13,906      $16,648
 12/31/2007          $30,007        $13,810      $16,438
  1/31/2008          $27,894        $12,981      $15,185
  2/29/2008          $27,959        $12,560      $15,105
  3/31/2008          $27,754        $12,505      $14,967
  4/30/2008          $28,689        $13,115      $15,766
  5/31/2008          $28,941        $13,284      $16,026
  6/30/2008          $27,015        $12,164      $14,754
  7/31/2008          $26,585        $12,062      $14,397
  8/31/2008          $26,622        $12,237      $14,201
  9/30/2008          $25,068        $11,146      $12,518
 10/31/2008          $22,396        $ 9,274      $10,148
 11/30/2008          $21,756        $ 8,609      $ 9,498
 12/31/2008          $21,985        $ 8,700      $ 9,808

AVERAGE ANNUAL TOTAL RETURN

CLASS A(1)   12/31/08
----------   --------
1-Year        -30.95%
5-Year         +5.27%
10-Year        +8.20%


                               Annual Report | 15

CLASS B (1/1/99-12/31/08)(1)

                               (PERFORMANCE GRAPH)

             MUTUAL DISCOVERY    S&P 500     MSCI WORLD
   DATE       FUND - CLASS B     INDEX(6)    INDEX (6)
----------   ----------------   ---------   -----------
  1/1/1999        $10,000        $10,000      $10,000
 1/31/1999        $10,070        $10,418      $10,212
 2/28/1999        $ 9,942        $10,094      $ 9,940
 3/31/1999        $10,396        $10,498      $10,363
 4/30/1999        $11,076        $10,905      $10,773
 5/31/1999        $11,076        $10,647      $10,390
 6/30/1999        $11,462        $11,238      $10,883
 7/31/1999        $11,320        $10,887      $10,846
 8/31/1999        $11,172        $10,833      $10,833
 9/30/1999        $11,018        $10,536      $10,729
10/31/1999        $11,231        $11,203      $11,280
11/30/1999        $11,816        $11,431      $11,599
12/31/1999        $12,555        $12,104      $12,533
 1/31/2000        $12,495        $11,496      $11,813
 2/29/2000        $12,885        $11,278      $11,845
 3/31/2000        $13,420        $12,382      $12,673
 4/30/2000        $13,264        $12,009      $12,141
 5/31/2000        $13,330        $11,763      $11,846
 6/30/2000        $13,356        $12,053      $12,247
 7/31/2000        $13,517        $11,864      $11,899
 8/31/2000        $13,903        $12,601      $12,291
 9/30/2000        $13,755        $11,936      $11,638
10/31/2000        $13,851        $11,886      $11,439
11/30/2000        $13,607        $10,949      $10,745
12/31/2000        $13,998        $11,002      $10,915
 1/31/2001        $14,411        $11,392      $11,127
 2/28/2001        $14,396        $10,354      $10,188
 3/31/2001        $13,961        $ 9,698      $ 9,521
 4/30/2001        $14,351        $10,451      $10,227
 5/31/2001        $14,771        $10,521      $10,100
 6/30/2001        $14,832        $10,265      $ 9,785
 7/31/2001        $14,787        $10,164      $ 9,656
 8/31/2001        $14,627        $ 9,528      $ 9,195
 9/30/2001        $13,373        $ 8,759      $ 8,386
10/31/2001        $13,403        $ 8,926      $ 8,547
11/30/2001        $13,730        $ 9,610      $ 9,054
12/31/2001        $14,028        $ 9,694      $ 9,112
 1/31/2002        $14,068        $ 9,553      $ 8,837
 2/28/2002        $14,193        $ 9,369      $ 8,762
 3/31/2002        $14,656        $ 9,721      $ 9,151
 4/30/2002        $14,892        $ 9,132      $ 8,844
 5/31/2002        $14,994        $ 9,064      $ 8,864
 6/30/2002        $14,061        $ 8,419      $ 8,328
 7/31/2002        $13,121        $ 7,763      $ 7,627
 8/31/2002        $13,247        $ 7,813      $ 7,643
 9/30/2002        $12,536        $ 6,964      $ 6,804
10/31/2002        $12,576        $ 7,577      $ 7,308
11/30/2002        $12,749        $ 8,023      $ 7,703
12/31/2002        $12,633        $ 7,552      $ 7,331
 1/31/2003        $12,410        $ 7,354      $ 7,110
 2/28/2003        $12,068        $ 7,244      $ 6,988
 3/31/2003        $12,115        $ 7,314      $ 6,969
 4/30/2003        $13,032        $ 7,917      $ 7,591
 5/31/2003        $13,749        $ 8,334      $ 8,029
 6/30/2003        $13,971        $ 8,440      $ 8,171
 7/31/2003        $14,131        $ 8,589      $ 8,338
 8/31/2003        $14,540        $ 8,756      $ 8,520
 9/30/2003        $14,612        $ 8,663      $ 8,575
10/31/2003        $15,221        $ 9,153      $ 9,085
11/30/2003        $15,742        $ 9,234      $ 9,226
12/31/2003        $16,452        $ 9,718      $ 9,807
 1/31/2004        $16,646        $ 9,897      $ 9,966
 2/29/2004        $17,155        $10,034      $10,137
 3/31/2004        $17,082        $ 9,883      $10,073
 4/30/2004        $16,775        $ 9,728      $ 9,873
 5/31/2004        $16,759        $ 9,861      $ 9,969
 6/30/2004        $17,058        $10,053      $10,178
 7/31/2004        $16,871        $ 9,720      $ 9,849
 8/31/2004        $16,969        $ 9,759      $ 9,896
 9/30/2004        $17,416        $ 9,865      $10,086
10/31/2004        $17,749        $10,016      $10,336
11/30/2004        $18,757        $10,421      $10,883
12/31/2004        $19,450        $10,776      $11,302
 1/31/2005        $18,998        $10,513      $11,050
 2/28/2005        $19,803        $10,734      $11,405
 3/31/2005        $19,614        $10,544      $11,188
 4/30/2005        $19,450        $10,344      $10,952
 5/31/2005        $19,844        $10,673      $11,155
 6/30/2005        $20,261        $10,689      $11,256
 7/31/2005        $20,931        $11,086      $11,652
 8/31/2005        $20,997        $10,985      $11,745
 9/30/2005        $21,576        $11,074      $12,054
10/31/2005        $20,881        $10,889      $11,764
11/30/2005        $21,518        $11,301      $12,162
12/31/2005        $22,286        $11,305      $12,435
 1/31/2006        $23,027        $11,604      $12,992
 2/28/2006        $23,559        $11,636      $12,978
 3/31/2006        $24,439        $11,781      $13,270
 4/30/2006        $24,622        $11,939      $13,680
 5/31/2006        $23,977        $11,595      $13,225
 6/30/2006        $24,011        $11,611      $13,226
 7/31/2006        $24,215        $11,683      $13,312
 8/31/2006        $24,837        $11,961      $13,664
 9/30/2006        $25,059        $12,269      $13,831
10/31/2006        $25,831        $12,669      $14,341
11/30/2006        $26,409        $12,909      $14,700
12/31/2006        $27,224        $13,091      $15,003
 1/31/2007        $27,984        $13,289      $15,183
 2/28/2007        $27,776        $13,029      $15,110
 3/31/2007        $28,579        $13,174      $15,393
 4/30/2007        $29,745        $13,758      $16,081
 5/31/2007        $30,766        $14,238      $16,547
 6/30/2007        $30,692        $14,001      $16,426
 7/31/2007        $30,059        $13,567      $16,065
 8/31/2007        $29,663        $13,771      $16,060
 9/30/2007        $30,431        $14,286      $16,829
10/31/2007        $31,055        $14,513      $17,349
11/30/2007        $30,204        $13,906      $16,648
12/31/2007        $30,210        $13,810      $16,438
 1/31/2008        $28,083        $12,981      $15,185
 2/29/2008        $28,148        $12,560      $15,105
 3/31/2008        $27,939        $12,505      $14,967
 4/30/2008        $28,881        $13,115      $15,766
 5/31/2008        $29,135        $13,284      $16,026
 6/30/2008        $27,195        $12,164      $14,754
 7/31/2008        $26,762        $12,062      $14,397
 8/31/2008        $26,800        $12,237      $14,201
 9/30/2008        $25,235        $11,146      $12,518
10/31/2008        $22,545        $ 9,274      $10,148
11/30/2008        $21,900        $ 8,609      $ 9,498
12/31/2008        $22,132        $ 8,700      $ 9,808

AVERAGE ANNUAL TOTAL RETURN

CLASS B(1)   12/31/08
----------   --------
1-Year        -30.06%
5-Year         +5.49%
10-Year        +8.27%

CLASS C (1/1/99-12/31/08)(1)

                               (PERFORMANCE GRAPH)

             MUTUAL DISCOVERY    S&P 500     MSCI WORLD
   DATE       FUND - CLASS C     INDEX(6)    INDEX (6)
----------   ----------------   ---------   -----------
  1/1/1999        $10,000        $10,000      $10,000
 1/31/1999        $10,058        $10,418      $10,212
 2/28/1999        $ 9,936        $10,094      $ 9,940
 3/31/1999        $10,385        $10,498      $10,363
 4/30/1999        $11,072        $10,905      $10,773
 5/31/1999        $11,072        $10,647      $10,390
 6/30/1999        $11,460        $11,238      $10,883
 7/31/1999        $11,318        $10,887      $10,846
 8/31/1999        $11,171        $10,833      $10,833
 9/30/1999        $11,017        $10,536      $10,729
10/31/1999        $11,236        $11,203      $11,280
11/30/1999        $11,815        $11,431      $11,599
12/31/1999        $12,550        $12,104      $12,533
 1/31/2000        $12,496        $11,496      $11,813
 2/29/2000        $12,885        $11,278      $11,845
 3/31/2000        $13,424        $12,382      $12,673
 4/30/2000        $13,269        $12,009      $12,141
 5/31/2000        $13,335        $11,763      $11,846
 6/30/2000        $13,358        $12,053      $12,247
 7/31/2000        $13,518        $11,864      $11,899
 8/31/2000        $13,902        $12,601      $12,291
 9/30/2000        $13,755        $11,936      $11,638
10/31/2000        $13,851        $11,886      $11,439
11/30/2000        $13,608        $10,949      $10,745
12/31/2000        $13,997        $11,002      $10,915
 1/31/2001        $14,414        $11,392      $11,127
 2/28/2001        $14,399        $10,354      $10,188
 3/31/2001        $13,960        $ 9,698      $ 9,521
 4/30/2001        $14,355        $10,451      $10,227
 5/31/2001        $14,772        $10,521      $10,100
 6/30/2001        $14,830        $10,265      $ 9,785
 7/31/2001        $14,792        $10,164      $ 9,656
 8/31/2001        $14,626        $ 9,528      $ 9,195
 9/30/2001        $13,372        $ 8,759      $ 8,386
10/31/2001        $13,402        $ 8,926      $ 8,547
11/30/2001        $13,727        $ 9,610      $ 9,054
12/31/2001        $14,032        $ 9,694      $ 9,112
 1/31/2002        $14,071        $ 9,553      $ 8,837
 2/28/2002        $14,195        $ 9,369      $ 8,762
 3/31/2002        $14,654        $ 9,721      $ 9,151
 4/30/2002        $14,888        $ 9,132      $ 8,844
 5/31/2002        $14,997        $ 9,064      $ 8,864
 6/30/2002        $14,061        $ 8,419      $ 8,328
 7/31/2002        $13,121        $ 7,763      $ 7,627
 8/31/2002        $13,247        $ 7,813      $ 7,643
 9/30/2002        $12,542        $ 6,964      $ 6,804
10/31/2002        $12,573        $ 7,577      $ 7,308
11/30/2002        $12,753        $ 8,023      $ 7,703
12/31/2002        $12,632        $ 7,552      $ 7,331
 1/31/2003        $12,411        $ 7,354      $ 7,110
 2/28/2003        $12,072        $ 7,244      $ 6,988
 3/31/2003        $12,112        $ 7,314      $ 6,969
 4/30/2003        $13,026        $ 7,917      $ 7,591
 5/31/2003        $13,752        $ 8,334      $ 8,029
 6/30/2003        $13,970        $ 8,440      $ 8,171
 7/31/2003        $14,128        $ 8,589      $ 8,338
 8/31/2003        $14,541        $ 8,756      $ 8,520
 9/30/2003        $14,612        $ 8,663      $ 8,575
10/31/2003        $15,222        $ 9,153      $ 9,085
11/30/2003        $15,738        $ 9,234      $ 9,226
12/31/2003        $16,459        $ 9,718      $ 9,807
 1/31/2004        $16,651        $ 9,897      $ 9,966
 2/29/2004        $17,162        $10,034      $10,137
 3/31/2004        $17,082        $ 9,883      $10,073
 4/30/2004        $16,779        $ 9,728      $ 9,873
 5/31/2004        $16,763        $ 9,861      $ 9,969
 6/30/2004        $17,065        $10,053      $10,178
 7/31/2004        $16,880        $ 9,720      $ 9,849
 8/31/2004        $16,976        $ 9,759      $ 9,896
 9/30/2004        $17,418        $ 9,865      $10,086
10/31/2004        $17,756        $10,016      $10,336
11/30/2004        $18,752        $10,421      $10,883
12/31/2004        $19,449        $10,776      $11,302
 1/31/2005        $18,995        $10,513      $11,050
 2/28/2005        $19,806        $10,734      $11,405
 3/31/2005        $19,619        $10,544      $11,188
 4/30/2005        $19,449        $10,344      $10,952
 5/31/2005        $19,846        $10,673      $11,155
 6/30/2005        $20,259        $10,689      $11,256
 7/31/2005        $20,929        $11,086      $11,652
 8/31/2005        $20,994        $10,985      $11,745
 9/30/2005        $21,574        $11,074      $12,054
10/31/2005        $20,880        $10,889      $11,764
11/30/2005        $21,517        $11,301      $12,162
12/31/2005        $22,281        $11,305      $12,435
 1/31/2006        $23,030        $11,604      $12,992
 2/28/2006        $23,563        $11,636      $12,978
 3/31/2006        $24,433        $11,781      $13,270
 4/30/2006        $24,622        $11,939      $13,680
 5/31/2006        $23,976        $11,595      $13,225
 6/30/2006        $24,012        $11,611      $13,226
 7/31/2006        $24,213        $11,683      $13,312
 8/31/2006        $24,836        $11,961      $13,664
 9/30/2006        $25,055        $12,269      $13,831
10/31/2006        $25,835        $12,669      $14,341
11/30/2006        $26,405        $12,909      $14,700
12/31/2006        $27,220        $13,091      $15,003
 1/31/2007        $27,965        $13,289      $15,183
 2/28/2007        $27,747        $13,029      $15,110
 3/31/2007        $28,538        $13,174      $15,393
 4/30/2007        $29,675        $13,758      $16,081
 5/31/2007        $30,685        $14,238      $16,547
 6/30/2007        $30,588        $14,001      $16,426
 7/31/2007        $29,942        $13,567      $16,065
 8/31/2007        $29,523        $13,771      $16,060
 9/30/2007        $30,279        $14,286      $16,829
10/31/2007        $30,880        $14,513      $17,349
11/30/2007        $30,015        $13,906      $16,648
12/31/2007        $30,007        $13,810      $16,438
 1/31/2008        $27,868        $12,981      $15,185
 2/29/2008        $27,915        $12,560      $15,105
 3/31/2008        $27,698        $12,505      $14,967
 4/30/2008        $28,612        $13,115      $15,766
 5/31/2008        $28,848        $13,284      $16,026
 6/30/2008        $26,916        $12,164      $14,754
 7/31/2008        $26,463        $12,062      $14,397
 8/31/2008        $26,492        $12,237      $14,201
 9/30/2008        $24,928        $11,146      $12,518
10/31/2008        $22,265        $ 9,274      $10,148
11/30/2008        $21,611        $ 8,609      $ 9,498
12/31/2008        $21,825        $ 8,700      $ 9,808

AVERAGE ANNUAL TOTAL RETURN

CLASS C(1)   12/31/08
----------   --------
1-Year        -27.96%
5-Year         +5.81%
10-Year        +8.12%


                               16 | Annual Report

CLASS R (1/1/02-12/31/08)

                              (PERFORMANCE GRAPH)

             MUTUAL DISCOVERY    S&P 500     MSCI WORLD
   DATE       FUND - CLASS R     INDEX(6)    INDEX (6)
----------   ----------------   ---------   -----------
  1/1/2002        $10,000        $10,000      $10,000
 1/31/2002        $10,033        $ 9,854      $ 9,698
 2/28/2002        $10,127        $ 9,664      $ 9,616
 3/31/2002        $10,459        $10,027      $10,043
 4/30/2002        $10,630        $ 9,420      $ 9,705
 5/31/2002        $10,708        $ 9,350      $ 9,728
 6/30/2002        $10,050        $ 8,684      $ 9,140
 7/31/2002        $ 9,382        $ 8,007      $ 8,370
 8/31/2002        $ 9,471        $ 8,060      $ 8,388
 9/30/2002        $ 8,970        $ 7,184      $ 7,467
10/31/2002        $ 9,004        $ 7,816      $ 8,020
11/30/2002        $ 9,132        $ 8,276      $ 8,454
12/31/2002        $ 9,051        $ 7,790      $ 8,046
 1/31/2003        $ 8,893        $ 7,586      $ 7,803
 2/28/2003        $ 8,655        $ 7,472      $ 7,669
 3/31/2003        $ 8,689        $ 7,545      $ 7,648
 4/30/2003        $ 9,351        $ 8,166      $ 8,331
 5/31/2003        $ 9,871        $ 8,596      $ 8,811
 6/30/2003        $10,033        $ 8,706      $ 8,967
 7/31/2003        $10,153        $ 8,859      $ 9,151
 8/31/2003        $10,454        $ 9,032      $ 9,351
 9/30/2003        $10,505        $ 8,936      $ 9,410
10/31/2003        $10,949        $ 9,442      $ 9,970
11/30/2003        $11,324        $ 9,525      $10,125
12/31/2003        $11,845        $10,024      $10,762
 1/31/2004        $11,989        $10,208      $10,937
 2/29/2004        $12,364        $10,350      $11,124
 3/31/2004        $12,312        $10,194      $11,055
 4/30/2004        $12,099        $10,034      $10,835
 5/31/2004        $12,093        $10,172      $10,941
 6/30/2004        $12,316        $10,370      $11,170
 7/31/2004        $12,189        $10,026      $10,808
 8/31/2004        $12,258        $10,067      $10,860
 9/30/2004        $12,589        $10,176      $11,069
10/31/2004        $12,838        $10,332      $11,343
11/30/2004        $13,568        $10,750      $11,944
12/31/2004        $14,076        $11,115      $12,403
 1/31/2005        $13,753        $10,844      $12,126
 2/28/2005        $14,341        $11,073      $12,516
 3/31/2005        $14,211        $10,877      $12,278
 4/30/2005        $14,100        $10,670      $12,019
 5/31/2005        $14,394        $11,010      $12,242
 6/30/2005        $14,699        $11,025      $12,353
 7/31/2005        $15,190        $11,435      $12,788
 8/31/2005        $15,243        $11,331      $12,890
 9/30/2005        $15,669        $11,423      $13,228
10/31/2005        $15,178        $11,232      $12,910
11/30/2005        $15,646        $11,657      $13,347
12/31/2005        $16,207        $11,661      $13,646
 1/31/2006        $16,751        $11,970      $14,258
 2/28/2006        $17,152        $12,003      $14,243
 3/31/2006        $17,791        $12,152      $14,563
 4/30/2006        $17,935        $12,315      $15,013
 5/31/2006        $17,478        $11,961      $14,513
 6/30/2006        $17,510        $11,977      $14,515
 7/31/2006        $17,664        $12,051      $14,609
 8/31/2006        $18,123        $12,338      $14,995
 9/30/2006        $18,289        $12,655      $15,179
10/31/2006        $18,870        $13,068      $15,739
11/30/2006        $19,291        $13,316      $16,132
12/31/2006        $19,898        $13,503      $16,465
 1/31/2007        $20,450        $13,707      $16,662
 2/28/2007        $20,297        $13,439      $16,582
 3/31/2007        $20,882        $13,590      $16,893
 4/30/2007        $21,726        $14,192      $17,648
 5/31/2007        $22,477        $14,687      $18,160
 6/30/2007        $22,408        $14,443      $18,026
 7/31/2007        $21,949        $13,995      $17,631
 8/31/2007        $21,656        $14,205      $17,625
 9/30/2007        $22,215        $14,736      $18,469
10/31/2007        $22,667        $14,970      $19,040
11/30/2007        $22,042        $14,345      $18,270
12/31/2007        $22,039        $14,245      $18,040
 1/31/2008        $20,483        $13,391      $16,665
 2/29/2008        $20,524        $12,956      $16,577
 3/31/2008        $20,372        $12,900      $16,426
 4/30/2008        $21,057        $13,528      $17,302
 5/31/2008        $21,237        $13,703      $17,588
 6/30/2008        $19,825        $12,548      $16,191
 7/31/2008        $19,500        $12,442      $15,800
 8/31/2008        $19,528        $12,622      $15,585
 9/30/2008        $18,382        $11,498      $13,738
10/31/2008        $16,419        $ 9,567      $11,137
11/30/2008        $15,945        $ 8,880      $10,424
12/31/2008        $16,106        $ 8,975      $10,764

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    12/31/08
------------------------   --------
1-Year                      -26.92%
5-Year                       +6.34%
Since Inception (1/1/02)     +7.05%

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTIES. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S INVESTMENTS IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS ALSO INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS. THE FUND MAY INVEST IN LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


                               Annual Report | 17

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               18 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 7/1/08     VALUE 12/31/08   PERIOD* 7/1/08-12/31/08
                                           -----------------   --------------   -----------------------
CLASS Z
Actual                                           $1,000           $  814.80             $ 4.74
Hypothetical (5% return before expenses)         $1,000           $1,019.91             $ 5.28

CLASS A
Actual                                           $1,000           $  813.80             $ 5.97
Hypothetical (5% return before expenses)         $1,000           $1,018.55             $ 6.65

CLASS B
Actual                                           $1,000           $  810.70             $ 9.29
Hypothetical (5% return before expenses)         $1,000           $1,014.88             $10.33

CLASS C
Actual                                           $1,000           $  810.90             $ 9.20
Hypothetical (5% return before expenses)         $1,000           $1,014.98             $10.23

CLASS R
Actual                                           $1,000           $  812.40             $ 7.02
Hypothetical (5% return before expenses)         $1,000           $1,017.39             $ 7.81

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.04%; A: 1.31%; B: 2.04%; C: 2.02%; and R:
     1.54%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 19

Mutual Discovery Fund

FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------
CLASS Z                                                  2008          2007         2006         2005         2004
-------                                               ----------    ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $    32.45    $    30.45   $    26.28   $    24.26   $    20.81
                                                      ----------    ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) .......................         0.51          0.69         0.67         0.37         0.41
   Net realized and unrealized gains (losses) .....        (9.11)         2.76         5.36         3.43         3.58
                                                      ----------    ----------   ----------   ----------   ----------
Total from investment operations ..................        (8.60)         3.45         6.03         3.80         3.99
                                                      ----------    ----------   ----------   ----------   ----------
Less distributions from:
   Net investment income ..........................        (0.44)        (0.74)       (0.63)       (0.44)       (0.54)
   Net realized gains .............................        (0.87)        (0.71)       (1.23)       (1.34)          --
                                                      ----------    ----------   ----------   ----------   ----------
Total distributions ...............................        (1.31)        (1.45)       (1.86)       (1.78)       (0.54)
                                                      ----------    ----------   ----------   ----------   ----------
Redemption fees(c, d) .............................           --            --           --           --           --
                                                      ----------    ----------   ----------   ----------   ----------
Net asset value, end of year ......................   $    22.54    $    32.45   $    30.45   $    26.28   $    24.26
                                                      ==========    ==========   ==========   ==========   ==========
Total return ......................................       (26.55)%       11.32%       23.43%       15.70%       19.39%
RATIOS TO AVERAGE NET ASSETS
Expenses(e, f) ....................................         1.02%         1.01%        1.05%        1.07%        1.07%
Expenses - excluding dividend expense on securities
   sold short(e) ..................................         1.02%         1.01%        1.02%        1.04%        1.06%
Net investment income .............................         1.81%         2.09%        2.28%        1.42%        1.87%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $3,490,622    $4,720,388   $3,923,802   $3,033,756   $2,578,585
Portfolio turnover rate ...........................        25.23%        25.12%       22.27%       25.69%       34.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Mutual Discovery Fund

                                                                          YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------
CLASS A                                                  2008          2007         2006         2005         2004
-------                                               ----------    ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $    32.09    $    30.14   $    26.04   $    24.07   $    20.67
                                                      ----------    ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) .......................         0.43          0.58         0.55         0.27         0.33
   Net realized and unrealized gains (losses) .....        (8.99)         2.73         5.34         3.41         3.54
                                                      ----------    ----------   ----------   ----------   ----------
Total from investment operations ..................        (8.56)         3.31         5.89         3.68         3.87
                                                      ----------    ----------   ----------   ----------   ----------
Less distributions from:
   Net investment income ..........................        (0.36)        (0.65)       (0.56)       (0.37)       (0.47)
   Net realized gains .............................        (0.87)        (0.71)       (1.23)       (1.34)          --
                                                      ----------    ----------   ----------   ----------   ----------
Total distributions ...............................        (1.23)        (1.36)       (1.79)       (1.71)       (0.47)
                                                      ----------    ----------   ----------   ----------   ----------
Redemption fees(c, d) .............................           --            --           --           --           --
                                                      ----------    ----------   ----------   ----------   ----------
Net asset value, end of year ......................   $    22.30    $    32.09   $    30.14   $    26.04   $    24.07
                                                      ==========    ==========   ==========   ==========   ==========
Total return(e) ...................................       (26.73)%       10.96%       23.02%       15.29%       18.98%
RATIOS TO AVERAGE NET ASSETS
Expenses(f, g) ....................................         1.30%         1.32%        1.36%        1.42%        1.42%
Expenses - excluding dividend expense on securities
   sold short(f) ..................................         1.30%         1.32%        1.33%        1.39%        1.41%
Net investment income .............................         1.53%         1.78%        1.97%        1.07%        1.52%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $5,900,616    $8,913,527   $6,128,353   $3,545,288   $2,106,695
Portfolio turnover rate ...........................        25.23%        25.12%       22.27%       25.69%       34.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Mutual Discovery Fund

                                                                     YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------
CLASS B                                                 2008       2007       2006       2005       2004
-------                                              --------    --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................  $  31.46    $  29.55   $  25.57   $  23.67   $  20.35
                                                     --------    --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) .......................      0.23        0.36       0.38       0.11       0.18
   Net realized and unrealized gains (losses) .....     (8.79)       2.67       5.19       3.33       3.49
                                                     --------    --------   --------   --------   --------
Total from investment operations ..................     (8.56)       3.03       5.57       3.44       3.67
                                                     --------    --------   --------   --------   --------
Less distributions from:
   Net investment income ..........................     (0.14)      (0.41)     (0.36)     (0.20)     (0.35)
   Net realized gains .............................     (0.87)      (0.71)     (1.23)     (1.34)        --
                                                     --------    --------   --------   --------   --------
Total distributions ...............................     (1.01)      (1.12)     (1.59)     (1.54)     (0.35)
                                                     --------    --------   --------   --------   --------
Redemption fees(c, d) .............................        --          --         --         --         --
                                                     --------    --------   --------   --------   --------
Net asset value, end of year ......................  $  21.89    $  31.46   $  29.55   $  25.57   $  23.67
                                                     ========    ========   ========   ========   ========
Total return(e) ...................................    (27.28)%     10.22%     22.16%     14.59%     18.22%
RATIOS TO AVERAGE NET ASSETS
Expenses(f, g) ....................................      2.02%       2.01%      2.05%      2.07%      2.07%
Expenses - excluding dividend expense on securities
   sold short(f) ..................................      2.02%       2.01%      2.02%      2.04%      2.06%
Net investment income .............................      0.81%       1.09%      1.28%      0.42%      0.87%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................  $160,174    $276,175   $274,181   $225,158   $186,841
Portfolio turnover rate ...........................     25.23%      25.12%     22.27%     25.69%     34.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Mutual Discovery Fund

                                                                         YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------
CLASS C                                                  2008          2007          2006        2005        2004
-------                                               ----------    ----------   ----------   ----------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $    31.84    $    29.93   $    25.90   $    23.97   $  20.59
                                                      ----------    ----------   ----------   ----------   --------
Income from investment operations(a):
   Net investment income(b) .......................         0.23          0.36         0.36         0.11       0.19
   Net realized and unrealized gains (losses) .....        (8.89)         2.70         5.28         3.38       3.53
                                                      ----------    ----------   ----------   ----------   --------
Total from investment operations ..................        (8.66)         3.06         5.64         3.49       3.72
                                                      ----------    ----------   ----------   ----------   --------
Less distributions from:
   Net investment income ..........................        (0.15)        (0.44)       (0.38)       (0.22)     (0.34)
   Net realized gains .............................        (0.87)        (0.71)       (1.23)       (1.34)        --
                                                      ----------    ----------   ----------   ----------   --------
Total distributions ...............................        (1.02)        (1.15)       (1.61)       (1.56)     (0.34)
                                                      ----------    ----------   ----------   ----------   --------
Redemption fees(c, d) .............................           --            --           --           --         --
                                                      ----------    ----------   ----------   ----------   --------
Net asset value, end of year ......................   $    22.16    $    31.84   $    29.93   $    25.90   $  23.97
                                                      ==========    ==========   ==========   ==========   ========
Total return(e) ...................................       (27.27)%       10.24%       22.17%       14.56%     18.17%
RATIOS TO AVERAGE NET ASSETS
Expenses(f, g) ....................................         2.01%         2.01%        2.05%        2.07%      2.07%
Expenses - excluding dividend expense on securities
   sold short(f) ..................................         2.01%         2.01%        2.02%        2.04%      2.06%
Net investment income .............................         0.82%         1.09%        1.28%        0.42%      0.87%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $1,978,793    $3,075,593   $2,242,348   $1,435,702   $968,934
Portfolio turnover rate ...........................        25.23%        25.12%       22.27%       25.69%     34.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Mutual Discovery Fund

                                                                    YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------
CLASS R                                                 2008        2007       2006       2005      2004
-------                                               --------    --------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $  31.85    $  29.93   $  25.88   $ 23.94   $ 20.57
                                                      --------    --------   --------   -------   -------
Income from investment operations(a):
    Net investment income(b) ......................       0.36        0.51       0.50      0.22      0.29
    Net realized and unrealized gains (losses) ....      (8.92)       2.72       5.29      3.40      3.54
                                                      --------    --------   --------   -------   -------
Total from investment operations ..................      (8.56)       3.23       5.79      3.62      3.83
                                                      --------    --------   --------   -------   -------
Less distributions from:
    Net investment income .........................      (0.30)      (0.60)     (0.51)    (0.34)    (0.46)
    Net realized gains ............................      (0.87)      (0.71)     (1.23)    (1.34)       --
                                                      --------    --------   --------   -------   -------
Total distributions ...............................      (1.17)      (1.31)     (1.74)    (1.68)    (0.46)
                                                      --------    --------   --------   -------   -------
Redemption fees(c, d) .............................         --          --         --        --        --
                                                      --------    --------   --------   -------   -------
Net asset value, end of year ......................   $  22.12    $  31.85   $  29.93   $ 25.88   $ 23.94
                                                      ========    ========   ========   =======   =======
Total return(e) ...................................     (26.92)%     10.76%     22.78%    15.13%    18.84%
RATIOS TO AVERAGE NET ASSETS
Expenses(f, g) ....................................       1.52%       1.51%      1.55%     1.57%     1.57%
Expenses - excluding dividend expense on securities
   sold short(f) ..................................       1.52%       1.51%      1.52%     1.54%     1.56%
Net investment income .............................       1.31%       1.59%      1.78%     0.92%     1.37%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $206,858    $275,002   $175,790   $99,501   $46,690
Portfolio turnover rate ...........................      25.23%      25.12%     22.27%    25.69%    34.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Mutual Discovery Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY         CONTRACTS            VALUE
                                                                                 --------------  -----------------  ----------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 47.2%
          AIRLINES 0.1%
      (a) ACE Aviation Holdings Inc., A .......................................      Canada          1,341,927      $     7,444,122
    (a,b) Northwest Airlines Corp., Contingent Distribution ...................   United States     69,160,000               43,571
                                                                                                                    ---------------
                                                                                                                          7,487,693
                                                                                                                    ---------------
          AUTO COMPONENTS 0.0%(c)
  (a,b,d) Collins & Aikman Products Co., Contingent Distribution ..............   United States      1,967,769               19,678
      (a) Dana Holding Corp. ..................................................   United States      1,058,904              783,589
    (a,b) Dana Holding Corp., Contingent Distribution .........................   United States     25,003,000                7,813
                                                                                                                    ---------------
                                                                                                                            811,080
                                                                                                                    ---------------
          AUTOMOBILES 0.1%
  (a,e,f) IACNA Investor LLC ..................................................   United States        402,771                4,028
(a,e,f,g) International Automotive Components Group Brazil LLC ................      Brazil          3,819,425            3,038,812
(a,e,f,g) International Automotive Components Group Japan LLC .................       Japan            650,533              703,056
  (a,e,g) International Automotive Components Group LLC .......................    Luxembourg       13,618,870            2,316,570
  (a,e,g) International Automotive Components Group NA LLC, A .................   United States     11,533,276            1,877,617
                                                                                                                    ---------------
                                                                                                                          7,940,083
                                                                                                                    ---------------
          BEVERAGES 4.1%
          Brown-Forman Corp., A ...............................................   United States        143,200            7,248,784
          Brown-Forman Corp., B ...............................................   United States        525,362           27,050,889
          Carlsberg AS, A .....................................................      Denmark           113,300            4,086,795
          Carlsberg AS, B .....................................................      Denmark         3,760,381          120,980,151
      (a) Dr. Pepper Snapple Group Inc. .......................................   United States      3,459,219           56,212,309
          Fomento Economico Mexicano SAB de CV, ADR ...........................      Mexico          3,150,684           94,930,109
          Lotte Chilsung Beverage Co. Ltd. ....................................    South Korea          25,119           19,033,162
      (h) Pernod Ricard SA ....................................................      France          2,089,636          154,775,060
                                                                                                                    ---------------
                                                                                                                        484,317,259
                                                                                                                    ---------------
          BUILDING PRODUCTS 0.3%
          KCC Corp. ...........................................................    South Korea         160,170           36,459,917
                                                                                                                    ---------------
          CAPITAL MARKETS 0.4%
          The Goldman Sachs Group Inc. ........................................   United States        331,040           27,936,466
      (a) Marfin Investment Group Holdings SA .................................      Greece          4,581,317           18,577,561
                                                                                                                    ---------------
                                                                                                                         46,514,027
                                                                                                                    ---------------
          CHEMICALS 0.6%
  (a,b,d) Dow Corning Corp., Contingent Distribution ..........................   United States     14,735,153            2,857,538
          Sika AG .............................................................    Switzerland          85,406           71,978,088
                                                                                                                    ---------------
                                                                                                                         74,835,626
                                                                                                                    ---------------
          COMMERCIAL BANKS 0.7%
          BNP Paribas SA ......................................................      France            991,591           41,942,887
          Danske Bank AS ......................................................      Denmark           672,341            6,568,174
  (a,e,f) FE Capital Holdings Ltd. ............................................       Japan             29,212                   --
          Intesa Sanpaolo SpA .................................................       Italy          9,756,274           34,617,078
      (a) Investors Bancorp Inc. ..............................................   United States          1,775               23,838
    (a,e) NCB Warrant Holdings Ltd., A ........................................       Japan            135,864                   --
                                                                                                                    ---------------
                                                                                                                         83,151,977
                                                                                                                    ---------------


                               Annual Report | 25

Mutual Discovery Fund

                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY         CONTRACTS            VALUE
                                                                                 --------------  -----------------  ----------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          COMMERCIAL SERVICES & SUPPLIES 0.1%
      (a) Comdisco Holding Co. Inc. ...........................................   United States            929      $         7,246
    (a,b) Comdisco Holding Co. Inc., Contingent Distribution ..................   United States     37,660,000                   --
          Fursys Inc. .........................................................    South Korea         547,260            8,839,354
                                                                                                                    ---------------
                                                                                                                          8,846,600
                                                                                                                    ---------------
          COMPUTERS & PERIPHERALS 0.0%
    (a,e) DecisionOne Corp. ...................................................   United States        359,884                   --
    (a,e) DecisionOne Corp., wts., 6/08/17 ....................................   United States        197,603                   --
                                                                                                                    ---------------
                                                                                                                                 --
                                                                                                                    ---------------
          CONSTRUCTION MATERIALS 0.4%
          Ciments Francais SA .................................................      France            399,572           33,774,717
          Hanil Cement Co. Ltd. ...............................................    South Korea         296,309           15,366,777
                                                                                                                    ---------------
                                                                                                                         49,141,494
                                                                                                                    ---------------
          CONSUMER FINANCE 0.1%
    (a,e) Cerberus CG Investor I LLC ..........................................   United States      9,005,073            1,801,015
    (a,e) Cerberus CG Investor II LLC .........................................   United States      9,005,073            1,801,015
    (a,e) Cerberus CG Investor III LLC ........................................   United States      4,502,537              900,507
    (a,e) Cerberus FIM Investors Holdco LLC ...................................   United States     29,877,000            6,327,882
                                                                                                                    ---------------
                                                                                                                         10,830,419
                                                                                                                    ---------------
          DIVERSIFIED FINANCIAL SERVICES 1.0%
      (h) Deutsche Boerse AG ..................................................      Germany         1,404,621           99,775,345
          Guinness Peat Group PLC .............................................  United Kingdom     30,515,624           17,830,279
    (a,b) Marconi Corp., Contingent Distribution ..............................  United Kingdom     33,909,700                   --
                                                                                                                    ---------------
                                                                                                                        117,605,624
                                                                                                                    ---------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.7%
  (a,e,g) AboveNet Inc. .......................................................   United States        366,651           18,332,550
  (a,e,g) AboveNet Inc., stock grant, grant price $20.95, expiration date
             9/09/13 ..........................................................   United States            464                1,044
  (a,e,g) AboveNet Inc., wts., 9/08/10 ........................................   United States         14,911               59,644
  (a,b,d) Global Crossing Holdings Ltd., Contingent Distribution ..............   United States     45,658,716                   --
      (h) Koninklijke (Royal) KPN NV ..........................................    Netherlands       4,511,679           65,484,108
                                                                                                                    ---------------
                                                                                                                         83,877,346
                                                                                                                    ---------------
          ELECTRIC UTILITIES 1.0%
          E.ON AG .............................................................      Germany         2,496,540           97,815,352
          Union Electrica Fenosa SA ...........................................       Spain            847,082           21,000,738
                                                                                                                    ---------------
                                                                                                                        118,816,090
                                                                                                                    ---------------
          ENERGY EQUIPMENT & SERVICES 2.5%
      (i) Bourbon SA ..........................................................      France          1,031,595           26,022,327
      (a) BW Offshore Ltd. ....................................................      Norway         18,666,535           11,541,025
      (a) Compagnie Generale de Geophysique SA ................................      France          2,902,660           43,023,169
    (a,f) Dockwise Ltd. .......................................................      Norway         12,379,100            7,030,697
      (a) Petroleum Geo-Services ASA ..........................................      Norway          1,796,568            7,142,513
      (a) Pride International Inc. ............................................   United States      2,855,610           45,632,648
          Seadrill Ltd. .......................................................      Bermuda        10,795,821           85,530,204
      (a) Transocean Ltd. .....................................................   United States      1,544,674           72,985,847
                                                                                                                    ---------------
                                                                                                                        298,908,430
                                                                                                                    ---------------


                               26 | Annual Report

Mutual Discovery Fund

                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY         CONTRACTS            VALUE
                                                                                 --------------  -----------------  ----------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          FOOD PRODUCTS 4.6%
      (h) Cadbury PLC .........................................................  United Kingdom      8,202,694      $    72,541,591
          Cermaq ASA ..........................................................      Norway          1,259,560            4,781,179
      (f) CSM NV ..............................................................    Netherlands       4,036,926           64,915,588
      (f) Farmer Brothers Co. .................................................   United States        904,637           22,561,647
      (h) Groupe Danone .......................................................      France          2,686,412          162,201,783
    (a,d) Lighthouse Caledonia ASA ............................................      Norway          1,401,289               32,237
          Lotte Confectionary Co. Ltd. ........................................    South Korea          52,189           53,924,501
  (a,f,i) Marine Harvest ......................................................      Norway        178,709,281           26,980,416
      (h) Nestle SA ...........................................................    Switzerland       1,644,220           64,050,522
          Nong Shim Co. Ltd. ..................................................    South Korea         210,569           40,763,357
          Premier Foods PLC ...................................................  United Kingdom     24,478,659           10,993,834
          Rieber & Son ASA ....................................................      Norway          3,605,065           18,401,519
                                                                                                                    ---------------
                                                                                                                        542,148,174
                                                                                                                    ---------------
          HEALTH CARE PROVIDERS & SERVICES 0.8%
    (a,e) Kindred Healthcare Inc. .............................................   United States      1,144,480           14,156,073
          Rhoen-Klinikum AG ...................................................      Germany         3,163,170           75,501,646
                                                                                                                    ---------------
                                                                                                                         89,657,719
                                                                                                                    ---------------
          HOTELS, RESTAURANTS & LEISURE 0.0%(c)
      (a) Trump Entertainment Resorts Inc. ....................................   United States        573,493               97,723
                                                                                                                    ---------------
          INDUSTRIAL CONGLOMERATES 3.8%
          Jardine Matheson Holdings Ltd. ......................................     Hong Kong        4,120,069           76,221,277
          Jardine Strategic Holdings Ltd. .....................................     Hong Kong        9,657,583          100,438,863
          Keppel Corp. Ltd. ...................................................     Singapore       17,381,344           52,538,373
          Koninklijke Philips Electronics NV ..................................    Netherlands         272,485            5,269,448
      (g) Orkla ASA ...........................................................      Norway         20,568,718          134,416,736
          Siemens AG ..........................................................      Germany         1,005,019           74,186,742
                                                                                                                    ---------------
                                                                                                                        443,071,439
                                                                                                                    ---------------
          INSURANCE 3.4%
          ACE Ltd. ............................................................   United States        560,010           29,635,729
      (a) Alleghany Corp. .....................................................   United States         76,545           21,585,690
      (a) Berkshire Hathaway Inc., A ..........................................   United States            853           82,399,800
      (a) Berkshire Hathaway Inc., B ..........................................   United States         29,300           94,170,200
          E-L Financial Corp. Ltd. ............................................      Canada            177,619           65,687,500
  (a,e,f) Imagine Group Holdings Ltd. .........................................      Bermuda         4,551,501           37,276,793
          Old Republic International Corp. ....................................   United States      1,246,689           14,860,533
    (a,e) Olympus Re Holdings Ltd. ............................................   United States         47,160              110,713
          Prudential Financial Inc. ...........................................   United States        421,200           12,745,512
          White Mountains Insurance Group Ltd. ................................   United States        172,815           46,160,615
                                                                                                                    ---------------
                                                                                                                        404,633,085
                                                                                                                    ---------------
          MACHINERY 1.1%
    (a,e) Motor Coach Industries International Inc., wts., 5/27/09 ............   United States              5                   --
          Schindler Holding AG ................................................    Switzerland       2,263,002          101,929,391
          Schindler Holding AG, Registered ....................................    Switzerland         659,880           29,073,278
                                                                                                                    ---------------
                                                                                                                        131,002,669
                                                                                                                    ---------------


                               Annual Report | 27

Mutual Discovery Fund

                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY         CONTRACTS            VALUE
                                                                                 --------------  -----------------  ----------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          MEDIA 2.0%
      (a) Adelphia Recovery Trust .............................................   United States     45,477,593       $      454,776
    (a,b) Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
             Contingent Distribution ..........................................   United States      5,538,790              830,818
    (a,b) Century Communications Corp., Contingent Distribution ...............   United States     15,282,000                   --
          CJ CGV Co. Ltd. .....................................................    South Korea         849,040           10,218,059
          Daekyo Co. Ltd. .....................................................    South Korea       3,675,700           14,289,538
      (a) Eutelsat Communications .............................................      France          6,644,123          157,241,330
          JC Decaux SA ........................................................      France          2,791,333           47,686,381
    (a,d) TVMAX Holdings Inc. .................................................   United States        118,432                   --
          Virgin Media Inc. ...................................................  United Kingdom        983,718            4,908,753
                                                                                                                    ---------------
                                                                                                                        235,629,655
                                                                                                                    ---------------
          METALS & MINING 0.0%(c)
          ArcelorMittal .......................................................    Netherlands         170,570            4,054,637
                                                                                                                    ---------------
          MULTI-UTILITIES 0.3%
      (h) GDF Suez ............................................................      France            573,006           28,303,602
    (a,b) NorthWestern Corp., Contingent Distribution .........................   United States      9,790,000                   --
      (a) Suez Environnement SA ...............................................      France            106,367            1,792,232
                                                                                                                    ---------------
                                                                                                                         30,095,834
                                                                                                                    ---------------
          MULTILINE RETAIL 0.3%
          Jelmoli Holding AG ..................................................    Switzerland          19,024           35,094,372
                                                                                                                    ---------------
          OIL, GAS & CONSUMABLE FUELS 0.9%
          BP PLC ..............................................................  United Kingdom      5,264,794           40,446,742
          BP PLC, ADR .........................................................  United Kingdom        180,900            8,455,266
          Total SA, B .........................................................      France            510,684           27,785,220
          Total SA, B, ADR ....................................................      France            417,296           23,076,469
                                                                                                                    ---------------
                                                                                                                         99,763,697
                                                                                                                    ---------------
          PAPER & FOREST PRODUCTS 0.3%
          Mondi Ltd ...........................................................  United Kingdom        278,762            1,017,865
          Weyerhaeuser Co. ....................................................   United States      1,148,084           35,142,851
                                                                                                                    ---------------
                                                                                                                         36,160,716
                                                                                                                    ---------------
          PERSONAL PRODUCTS 0.3%
          Amorepacific Corp. ..................................................    South Korea          64,004           33,142,214
                                                                                                                    ---------------
          PROFESSIONAL SERVICES 0.3%
          Teleperformance .....................................................      France          1,465,107           40,686,371
                                                                                                                    ---------------
          REAL ESTATE INVESTMENT TRUSTS (REITS) 1.4%
          Link REIT ...........................................................     Hong Kong       85,650,544          141,457,893
          Ventas Inc. .........................................................   United States        516,500           17,338,905
                                                                                                                    ---------------
                                                                                                                        158,796,798
                                                                                                                    ---------------
          REAL ESTATE MANAGEMENT & DEVELOPMENT 1.0%
      (d) Canary Wharf Group PLC ..............................................  United Kingdom      5,400,183           20,815,938
          Great Eagle Holdings Ltd. ...........................................     Hong Kong       12,911,868           14,344,299
          Swire Pacific Ltd., A ...............................................     Hong Kong        9,379,950           64,568,699
          Swire Pacific Ltd., B ...............................................     Hong Kong       13,605,000           18,045,908
                                                                                                                    ---------------
                                                                                                                        117,774,844
                                                                                                                    ---------------


                               28 | Annual Report

Mutual Discovery Fund

                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY         CONTRACTS           VALUE
                                                                                 --------------  -----------------  ----------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          SOFTWARE 0.5%
      (h) Microsoft Corp. .....................................................   United States      2,949,730      $    57,342,751
                                                                                                                    ---------------
          TOBACCO 13.7%
          Altria Group Inc. ...................................................   United States      2,750,018           41,415,271
      (h) British American Tobacco PLC ........................................  United Kingdom     10,342,443          271,901,785
      (h) Imperial Tobacco Group PLC ..........................................  United Kingdom     11,259,039          304,221,196
          ITC Ltd. ............................................................       India         15,068,790           53,137,475
          Japan Tobacco Inc. ..................................................       Japan             41,878          138,599,533
          KT&G Corp. ..........................................................    South Korea       1,857,368          116,324,473
      (h) Lorillard Inc. ......................................................   United States      1,778,070          100,194,244
          Philip Morris International Inc. ....................................   United States      1,213,908           52,817,137
      (h) Reynolds American Inc. ..............................................   United States      1,149,030           46,317,399
          UST Inc. ............................................................   United States      7,018,370          486,934,511
                                                                                                                    ---------------
                                                                                                                      1,611,863,024
                                                                                                                    ---------------
          TRADING COMPANIES & DISTRIBUTORS 0.4%
      (f) Kloeckner & Co. SE ..................................................      Germany         2,511,604           43,864,580
                                                                                                                    ---------------
          TRANSPORTATION INFRASTRUCTURE 0.0%(c)
      (a) Groupe Eurotunnel SA ................................................      France              7,050               37,953
      (a) Groupe Eurotunnel SA, wts., 12/30/11 ................................      France            200,763               23,020
                                                                                                                    ---------------
                                                                                                                             60,973
                                                                                                                    ---------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
          (COST $6,103,369,622) ...............................................                                       5,544,484,940
                                                                                                                    ---------------
          PREFERRED STOCKS 0.0%(c)
          AUTO COMPONENTS 0.0%(c)
      (e) Dana Holding Corp., 4.00%, cvt. pfd., B .............................   United States         89,831              808,479
                                                                                                                    ---------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(c)
    (a,e) PTV Inc., 10.00%, pfd., A ...........................................  United Kingdom         86,280               77,652
                                                                                                                    ---------------
          TOTAL PREFERRED STOCKS (COST $9,103,892) ............................                                             886,131
                                                                                                                    ---------------

                                                                                                     PRINCIPAL
                                                                                                     AMOUNT(j)
                                                                                                 -----------------
          CORPORATE BONDS & NOTES 1.1%
      (k) ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ..............      Canada          2,761,000 CAD        2,011,754
      (l) Calpine Corp., Exit Term Loan, FRN, 6.645%, 3/29/14 .................   United States     41,902,553           31,082,727
      (e) Cerberus CG Investor I LLC, 12.00%, 7/31/14 .........................   United States      7,903,600            1,580,720
      (e) Cerberus CG Investor II LLC, 12.00%, 7/31/14 ........................   United States      7,903,600            1,580,720
      (e) Cerberus CG Investor III LLC, 12.00%, 7/31/14 .......................   United States      3,951,800              790,360
      (e) Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13 .................   United States     89,613,199           18,979,874
          DecisionOne Corp.,
      (e) 12.00%, 4/15/10 .....................................................   United States        463,234              463,234
    (d,l) FRN, 5.50%, 5/12/09 .................................................   United States         82,993               82,993
          Groupe Eurotunnel SA, cvt., sub. bond, NRS I,
             T2, 3.00%, 7/28/09 ...............................................      France              9,600 EUR           11,410
             T2, 3.00%, 7/28/09 ...............................................      France             11,935 GBP           17,432
             T3, 3.00%, 7/28/10 ...............................................      France          7,220,400 EUR        8,581,843
             T3, 3.00%, 7/28/10 ...............................................      France          4,866,820 GBP        7,108,234


                               Annual Report | 29

Mutual Discovery Fund

                                                                                                     PRINCIPAL
                                                                                    COUNTRY           AMOUNT(j)           VALUE
                                                                                 --------------  -----------------  ----------------
          CORPORATE BONDS & NOTES (CONTINUED)
    (e,g) International Automotive Components Group NA LLC, 9.00%,
             4/01/17 ..........................................................   United States      3,472,200      $     1,673,880
(e,g,l,m) Pontus I LLC, junior note, 144A, FRN, 5.689%, 7/24/09 ...............   United States     48,060,014           54,231,090
(e,g,l,m) Pontus II Trust, junior profit-participating note, 144A, FRN,
             7.516%, 6/25/09 ..................................................   United States      7,603,287            1,773,998
    (d,n) TVMAX Holdings Inc., PIK,
             11.50%, 3/31/09 ..................................................   United States        440,571              308,400
             14.00%, 3/31/09 ..................................................   United States        839,276              587,493
                                                                                                                    ---------------
          TOTAL CORPORATE BONDS & NOTES
          (COST $287,966,124) .................................................                                         130,866,162
                                                                                                                    ---------------
          CORPORATE BONDS & NOTES IN REORGANIZATION 0.1%
    (l,o) Motor Coach Industries International Inc., FRN,
      (p) First Lien DIP Revolver, 7.75%, 9/19/09 .............................   United States      2,200,650            2,149,133
      (q) Second Lien DIP Trust A Term Loan, 12.75%, 9/19/09 ..................   United States      3,227,295            2,646,381
          Second Lien DIP Trust B Term Loan, 15.25%, 9/19/09 ..................   United States      1,968,234            1,672,999
      (q) Second Lien Senior Secured Term Loan, 11.00%, 12/01/08 ..............   United States      2,659,520            2,114,319
      (d) Third Lien Senior Secured Term Loan, 15.649%, 12/01/08 ..............   United States     30,663,564              837,115
    (d,o) Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .............   United States         40,000                  200
      (o) Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ....................   United States     17,141,134            2,356,906
                                                                                                                    ---------------
          TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
          (COST $56,906,539) ..................................................                                          11,777,053
                                                                                                                    ---------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $6,457,346,177) ...............................................                                       5,688,014,286
                                                                                                                    ---------------
          SHORT TERM INVESTMENTS 50.3%
          FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $62,905,385) 0.6%
      (r) German Treasury Bill, 4/22/09 .......................................      Germany        50,000,000 EUR       69,592,449
                                                                                                                    ---------------
          U.S. GOVERNMENT AND AGENCY SECURITIES 49.7%
      (r) FHLB,
             1/02/09 ..........................................................   United States    145,515,000          145,515,000
             1/05/09 ..........................................................   United States    128,000,000          128,000,256
             1/07/09 - 12/14/09 ...............................................   United States  4,705,742,000        4,696,664,178
             1/12/09 ..........................................................   United States    306,215,000          306,217,143
             12/04/09 .........................................................   United States    125,000,000          124,212,500
      (r) U.S. Treasury Bills,
             3/26/09 - 11/19/09 ...............................................   United States    170,000,000          169,829,360
             4/02/09 ..........................................................   United States    140,000,000          139,963,600
             6/18/09 ..........................................................   United States    125,000,000          124,913,625
                                                                                                                    ---------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $5,792,053,547) ...............................................                                       5,835,315,662
                                                                                                                    ---------------
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
          (COST $12,312,305,109) ..............................................                                      11,592,922,397
                                                                                                                    ---------------


                               30 | Annual Report

Mutual Discovery Fund

                                                                                     COUNTRY      SHARES/CONTRACTS       VALUE
                                                                                 --------------  -----------------  ---------------
          SHORT TERM INVESTMENTS (CONTINUED)
      (s) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
             SECURITIES 0.0%(c)
          MONEY MARKET FUNDS (COST $3,021,761) 0.0%(c)
      (t) Bank of New York Institutional Cash Reserve Fund, 0.09% .............   United States      3,021,761      $     2,991,543
                                                                                                                    ---------------
          TOTAL INVESTMENTS (COST $12,315,326,870) 98.7% ......................                                      11,595,913,940
          OPTIONS WRITTEN (0.2)% ..............................................                                         (31,657,917)
          NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE CONTRACTS 1.0% ......                                         120,320,052
          OTHER ASSETS, LESS LIABILITIES 0.5% .................................                                          52,486,672
                                                                                                                    ---------------
          NET ASSETS 100.0% ...................................................                                     $11,737,062,747
                                                                                                                    ===============
      (u) OPTIONS WRITTEN 0.2%
          CALL OPTIONS 0.2%
          BEVERAGES 0.1%
          Pernod Ricard SA, Mar. 52 Calls, 3/20/09 ............................      France              3,117      $     2,458,195
          Pernod Ricard SA, Mar. 52 Calls, 3/20/09 ............................      France                324              260,503
          Pernod Ricard SA, Jun. 52 Calls, 6/19/09 ............................      France              1,232            1,324,761
          Pernod Ricard SA, Jun. 52 Calls, 6/19/09 ............................      France              5,591            6,183,955
                                                                                                                    ---------------
                                                                                                                         10,227,414
                                                                                                                    ---------------
          DIVERSIFIED FINANCIAL SERVICES 0.0%(c)
          Deutsche Boerse AG, Mar. 64 Calls, 3/20/09 ..........................      Germany             2,788              460,018
          Deutsche Boerse AG, Jun. 64 Calls, 6/19/09 ..........................      Germany             1,288              520,492
                                                                                                                    ---------------
                                                                                                                            980,510
                                                                                                                    ---------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(c)
          Koninklijke (Royal) KPN NV, Mar. 11 Calls, 3/20/09 ..................    Netherlands          28,098            1,571,577
                                                                                                                    ---------------
          FOOD PRODUCTS 0.0%(c)
          Cadbury PLC, Mar. 6 Calls, 3/20/09 ..................................  United Kingdom            777              510,681
          Cadbury PLC, Jun. 6.4 Calls, 6/19/09 ................................  United Kingdom          1,548              972,200
          Groupe Danone, Mar. 48 Calls, 3/20/09 ...............................      France              7,498            1,593,637
          Nestle SA, Mar. 48 Calls, 3/20/09 ...................................    Switzerland           4,629              125,706
                                                                                                                    ---------------
                                                                                                                          3,202,224
                                                                                                                    ---------------
          MULTI-UTILITIES 0.0%(c)
          GDF Suez, Mar. 36 Calls, 3/20/09 ....................................      France              4,999            1,929,268
                                                                                                                    ---------------
          SOFTWARE 0.0%(c)
          Microsoft Corp., Apr. 26 Calls, 4/18/09 .............................   United States          4,617              110,808
                                                                                                                    ---------------
          TOBACCO 0.1%
          British American Tobacco PLC, Mar. 18 Calls, 3/20/09 ................  United Kingdom            970            1,735,498
          British American Tobacco PLC, Mar. 18 Calls, 3/20/09 ................  United Kingdom            396              708,513
          British American Tobacco PLC, Jun. 18 Calls, 6/19/09 ................  United Kingdom            342              859,154
          Imperial Tobacco Group PLC, Mar. 18 Calls, 3/20/09 ..................  United Kingdom            970            1,905,507
          Imperial Tobacco Group PLC, Mar. 18 Calls, 3/20/09 ..................  United Kingdom          1,692            3,323,832
          Imperial Tobacco Group PLC, Jun. 18 Calls, 6/19/09 ..................  United Kingdom          1,748            5,042,257
          Lorillard Inc., Mar. 70 Calls, 3/21/09 ..............................   United States            460               23,000


                               Annual Report | 31

Mutual Discovery Fund

                                                                                     COUNTRY         CONTRACTS           VALUE
                                                                                 --------------  -----------------  ---------------
          OPTIONS WRITTEN (CONTINUED)
          CALL OPTIONS (CONTINUED)
          TOBACCO (CONTINUED)
          Reynolds American Inc., Feb. 45 Calls, 2/21/09 ......................   United States            300      $        17,700
          Reynolds American Inc., May. 45 Calls, 5/16/09 ......................   United States            153               20,655
                                                                                                                    ---------------
                                                                                                                         13,636,116
                                                                                                                    ---------------
          TOTAL OPTIONS WRITTEN
          (PREMIUMS RECEIVED  $31,331,380) ....................................                                     $    31,657,917
                                                                                                                    ---------------

See Abbreviations on page 53.

(a)  Non-income producing for the twelve months ended December 31, 2008.

(b) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c)  Rounds to less than 0.1% of net assets.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2008, the aggregate value of these securities was $25,541,592, representing 0.22% of net assets.

(e)  See Note 10 regarding restricted and illiquid securities.

(f)  See Note 13 regarding holdings of 5% voting securities.

(g)  See Note 14 regarding other considerations.

(h) A portion or all of the security is held in connection with written option contracts open at year end.

(i) A portion or all of the security is on loan at December 31, 2008. See Note 1(i).

(j)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(k) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2008, the value of these securities was $2,011,754, representing 0.02% of net assets.

(l)  The coupon rate shown represents the rate at period end.

(m)  See Note 1(h) regarding investments in special purpose entities.

(n)  Income may be received in additional securities and/or cash.

(o)  See Note 9 regarding defaulted securities.

(p)  See Note 11 regarding unfunded loan commitments.

(q) A portion or all of the securities purchased on a delayed delivery basis. See Note 1(c).

(r)  The security is traded on a discount basis with no stated coupon rate.

(s)  See Note 1(i) regarding securities on loan.

(t)  The rate shown is the annualized seven-day yield at period end.

(u)  See Note 1(f) regarding written options.

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Mutual Discovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .......................................................   $11,803,187,337
      Cost - Non-controlled affiliated issuers (Note 13) ................................       512,139,533
                                                                                            ---------------
      Total cost of investments .........................................................   $12,315,326,870
                                                                                            ===============
      Value - Unaffiliated issuers ......................................................   $11,389,538,323
      Value - Non-controlled affiliated issuers (Note 13) ...............................       206,375,617
                                                                                            ---------------
      Total value of investments (includes securities loaned in the amount of
         $3,605,708) ....................................................................    11,595,913,940
   Cash .................................................................................        43,176,063
   Cash on deposit with brokers .........................................................        37,143,450
   Foreign currency, at value (cost $ 121,891,788) ......................................       121,877,801
   Receivables:
      Investment securities sold ........................................................        14,425,762
      Capital shares sold ...............................................................        35,895,392
      Dividends and interest ............................................................        39,363,835
   Unrealized appreciation on forward exchange contracts (Note 8) .......................       236,840,420
                                                                                            ---------------
         Total assets ...................................................................    12,124,636,663
                                                                                            ---------------
Liabilities:
   Payables:
      Investment securities purchased ...................................................       174,639,246
      Capital shares redeemed ...........................................................        41,313,327
      Affiliates ........................................................................        15,608,974
   Options written, at value (premiums received $ 31,331,380) ...........................        31,657,917
   Payable upon return of securities loaned .............................................         3,021,761
   Unrealized depreciation on forward exchange contracts (Note 8) .......................       116,520,368
   Unrealized depreciation on unfunded loan commitments (Note 11) .......................             6,770
   Accrued expenses and other liabilities ...............................................         4,805,553
                                                                                            ---------------
         Total liabilities ..............................................................       387,573,916
                                                                                            ---------------
            Net assets, at value ........................................................   $11,737,062,747
                                                                                            ===============
Net assets consist of:
      Paid-in capital ...................................................................   $12,544,850,344
      Distributions in excess of net investment income ..................................        (7,772,983)
      Net unrealized appreciation (depreciation)                                               (599,572,505)
      Accumulated net realized gain (loss) ..............................................      (200,442,109)
                                                                                            ---------------
            Net assets, at value ........................................................   $11,737,062,747
                                                                                            ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Mutual Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2008

CLASS Z:
   Net assets, at value ........................................................   $3,490,621,543
                                                                                   --------------
   Shares outstanding ..........................................................      154,868,261
                                                                                   --------------
   Net asset value and maximum offering price per share ........................   $        22.54
                                                                                   --------------
CLASS A:
   Net assets, at value ........................................................   $5,900,616,466
                                                                                   --------------
   Shares outstanding ..........................................................      264,652,088
                                                                                   --------------
   Net asset value per share(a) ................................................   $        22.30
                                                                                   --------------
   Maximum offering price per share (net asset value per share / 94.25%) .......   $        23.66
                                                                                   --------------
CLASS B:
   Net assets, at value ........................................................   $  160,174,411
                                                                                   --------------
   Shares outstanding ..........................................................        7,318,206
                                                                                   --------------
   Net asset value and maximum offering price per share(a) .....................   $        21.89
                                                                                   --------------
CLASS C:
   Net assets, at value ........................................................   $1,978,792,696
                                                                                   --------------
   Shares outstanding ..........................................................       89,309,632
                                                                                   --------------
   Net asset value and maximum offering price per share(a) .....................   $        22.16
                                                                                   --------------
CLASS R:
   Net assets, at value ........................................................   $  206,857,631
                                                                                   --------------
   Shares outstanding ..........................................................        9,349,743
                                                                                   --------------
   Net asset value and maximum offering price per share ........................   $        22.12
                                                                                   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               34 | Annual Report

Mutual Discovery Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2008

Investment income:
   Dividends: (net of foreign taxes of $26,494,589)
      Unaffiliated issuers ...........................................................   $   283,577,951
      Non-controlled affiliated issuers (Note 13) ....................................         7,909,192
   Interest ..........................................................................       130,272,077
   Income from securities loaned .....................................................           250,334
                                                                                         ---------------
         Total investment income .....................................................       422,009,554
                                                                                         ---------------
Expenses:
   Management fees (Note 3a) .........................................................       112,854,391
   Administrative fees (Note 3b) .....................................................        11,324,570
   Distribution fees: (Note 3c)
      Class A ........................................................................        21,165,012
      Class B ........................................................................         2,192,414
      Class C ........................................................................        25,690,027
      Class R ........................................................................         1,242,347
   Transfer agent fees (Note 3e) .....................................................        20,268,154
   Custodian fees (Note 4) ...........................................................         3,256,554
   Reports to shareholders ...........................................................         1,307,228
   Registration and filing fees ......................................................           500,958
   Professional fees .................................................................           932,374
   Trustees' fees and expenses .......................................................           714,022
   Dividends on securities sold short ................................................           894,030
   Other .............................................................................           349,595
                                                                                         ---------------
            Total expenses ..........................................................        202,691,676
            Expense reductions (Note 4) .............................................            (46,271)
                                                                                         ---------------
               Net expenses .........................................................        202,645,405
                                                                                         ---------------
                  Net investment income .............................................        219,364,149
                                                                                         ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ........................................................      (157,341,542)
         Controlled affiliated issuers (Note 13) .....................................       (10,726,352)
         Non-controlled affiliated issuers (Note 13) .................................       (28,176,071)
      Foreign currency transactions ..................................................       349,684,025
      Securities sold short ..........................................................        20,902,319
                                                                                         ---------------
               Net realized gain (loss) ..............................................       174,342,379
                                                                                         ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments .......................................................................    (5,139,947,446)
   Translation of other assets and liabilities denominated in foreign currencies .....       154,160,690
                                                                                         ---------------
               Net change in unrealized appreciation (depreciation) ..................    (4,985,786,756)
                                                                                         ---------------
Net realized and unrealized gain (loss) ..............................................    (4,811,444,377)
                                                                                         ---------------
Net increase (decrease) in net assets resulting from operations ......................   $(4,592,080,228)
                                                                                         ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 35

Mutual Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED DECEMBER 31,
                                                                                               ---------------------------------
                                                                                                     2008              2007
                                                                                               ---------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................   $   219,364,149   $   271,664,382
      Net realized gain (loss) from investments, written options, securities sold short,
         synthetic equity swaps, and foreign currency transactions .........................       174,342,379       477,542,610
      Net change in unrealized appreciation (depreciation) on investments and translation of
         other assets and liabilities denominated in foreign currencies ....................    (4,985,786,756)      717,017,288
                                                                                               ---------------   ---------------
            Net increase (decrease) in net assets resulting from operations ................    (4,592,080,228)    1,466,224,280
                                                                                               ---------------   ---------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ...........................................................................       (65,871,812)     (103,525,166)
         Class A ...........................................................................       (92,982,728)     (172,255,326)
         Class B ...........................................................................        (1,003,689)       (3,477,494)
         Class C ...........................................................................       (13,077,925)      (40,926,857)
         Class R ...........................................................................        (2,751,569)       (4,909,917)
Net realized gains:
         Class Z ...........................................................................      (127,950,427)      (98,813,037)
         Class A ...........................................................................      (222,997,703)     (188,175,584)
         Class B ...........................................................................        (6,243,078)       (6,040,635)
         Class C ...........................................................................       (75,713,594)      (65,710,419)
         Class R ...........................................................................        (7,772,855)       (5,833,119)
                                                                                               ---------------   ---------------
   Total distributions to shareholders .....................................................      (616,365,380)     (689,667,554)
                                                                                               ---------------   ---------------
   Capital share transactions: (Note 2)
         Class Z ...........................................................................       228,990,518       546,678,826
         Class A ...........................................................................      (333,643,137)    2,422,442,924
         Class B ...........................................................................       (39,919,592)      (16,203,793)
         Class C ...........................................................................      (190,280,863)      697,882,683
         Class R ...........................................................................        19,620,226        88,798,021
                                                                                               ---------------   ---------------
   Total capital share transactions ........................................................      (315,232,848)    3,739,598,661
                                                                                               ---------------   ---------------
   Redemption fees .........................................................................            55,764            56,157
                                                                                               ---------------   ---------------
            Net increase (decrease) in net assets ..........................................    (5,523,622,692)    4,516,211,544
Net assets:
   Beginning of year .......................................................................    17,260,685,439    12,744,473,895
                                                                                               ---------------   ---------------
   End of year .............................................................................   $11,737,062,747   $17,260,685,439
                                                                                               ---------------   ---------------
Distributions in excess of net investment income included in net assets:
   End of year .............................................................................   $    (7,772,983)  $   (10,579,632)
                                                                                               ===============   ===============

   The accompanying notes are an integral part of these financial statements.


                               36 | Annual Report

Mutual Discovery Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock


                               Annual Report | 37

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               38 | Annual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized appreciation or depreciation on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                               Annual Report | 39

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities or other financial instruments at a specified price, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. INVESTMENTS IN SPECIAL PURPOSE ENTITIES

At December 31, 2008, the Fund had contributed an additional $41,466,188 as a subordinated note holder of certain special purpose entities ("SPEs"). Such contributions, while made at the discretion of the Fund, represent additional capital contributions to the SPE in support of its underlying investments and are subject first to the claims of the senior note holders of the SPE. These contributions are recorded as an addition to the Fund's cost basis in the SPE and are subject to the risk of loss in the event of continued unfavorable market conditions related to the SPE's underlying investments.


                               40 | Annual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to idemnify the Fund in the event of default by a third party borrower.

J. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                               Annual Report | 41

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

N. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               42 | Annual Report

Mutual Discovery Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                         YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------------
                                                   2008                            2007
                                      -----------------------------   -----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                      -----------   ---------------   -----------   ---------------
CLASS Z SHARES:
   Shares sold ....................    28,477,645   $   775,233,356    24,056,002   $   798,541,198
   Shares issued in reinvestment of
      distributions ...............     7,473,281       171,960,747     5,514,378       177,662,386
   Shares redeemed ................   (26,564,255)     (718,203,585)  (12,948,159)     (429,524,758)
                                      -----------   ---------------   -----------   ---------------
   Net increase (decrease) ........     9,386,671   $   228,990,518    16,622,221   $   546,678,826
                                      ===========   ===============   ===========   ===============
CLASS A SHARES:
   Shares sold ....................    62,541,929   $ 1,746,894,696    99,655,862   $ 3,253,322,579
   Shares issued in reinvestment of
      distributions ...............    12,976,267       296,273,641    10,564,327       336,532,210
   Shares redeemed ................   (88,608,493)   (2,376,811,474)  (35,803,944)   (1,167,411,865)
                                      -----------   ---------------   -----------   ---------------
   Net increase (decrease) ........   (13,090,297)  $  (333,643,137)   74,416,245   $ 2,422,442,924
                                      ===========   ===============   ===========   ===============
CLASS B SHARES:
   Shares sold ....................       729,461   $    19,560,586       764,950   $    24,471,455
   Shares issued in reinvestment of
      distributions ...............       290,356         6,523,655       272,720         8,514,149
   Shares redeemed ................    (2,480,999)      (66,003,833)   (1,535,785)      (49,189,397)
                                      -----------   ---------------   -----------   ---------------
   Net increase (decrease) ........    (1,461,182)  $   (39,919,592)     (498,115)  $   (16,203,793)
                                      ===========   ===============   ===========   ===============
CLASS C SHARES:
   Shares sold ....................    16,071,463   $   441,711,886    27,970,919   $   903,746,320
   Shares issued in reinvestment of
      distributions ...............     3,412,597        77,595,846     2,910,663        91,972,642
   Shares redeemed ................   (26,776,661)     (709,588,595)   (9,203,919)     (297,836,279)
                                      -----------   ---------------   -----------   ---------------
   Net increase (decrease) ........    (7,292,601)  $  (190,280,863)   21,677,663   $   697,882,683
                                      ===========   ===============   ===========   ===============
CLASS R SHARES:
   Shares sold ....................     2,738,385   $    76,292,952     3,907,963   $   126,322,542
   Shares issued in reinvestment of
      distributions ...............       454,146        10,280,244       333,189        10,535,932
   Shares redeemed ................    (2,475,951)      (66,952,970)   (1,480,501)      (48,060,453)
                                      -----------   ---------------   -----------   ---------------
   Net increase (decrease) ........       716,580   $    19,620,226     2,760,651   $    88,798,021
                                      ===========   ===============   ===========   ===============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Investment Management Limited (FTIML)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               Annual Report | 43

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -------------------------------------------------
      0.800%          Up to and including $4 billion
      0.770%          Over $4 billion, up to and including $7 billion
      0.750%          Over $7 billion, up to and including $10 billion
      0.730%          Over $10 billion, up to and including $13 billion
      0.710%          Over $13 billion, up to and including $16 billion
      0.690%          In excess of $16 billion

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   ---------------------------------------------------
      0.150%          Up to and including $200 million
      0.135%          Over $200 million, up to and including $700 million
      0.100%          Over $700 million, up to and including $1.2 billion
      0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ............   0.35%
Class B ............   1.00%
Class C ............   1.00%
Class R ............   0.50%


                               44 | Annual Report

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers ...   $3,684,806
Contingent deferred sales charges retained ......................................   $  730,431

E. TRANSFER AGENT FEES

For the year ended December 31, 2008, the Fund paid transfer agent fees of $20,268,154, of which $10,150,990 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996 the Plan was closed to new participants.

During the year ended December 31, 2008, the Fund's projected benefit obligation and benefit payments under the plan were as follows:

(a)Projected benefit obligation at December 31, 2008 ...   $450,444
(b)Increase in projected benefit obligation ............   $ 41,135
   Benefit payments made to retired trustees ...........   $  7,096

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is indicated in trustees' fees and expenses in the Statement of Operations.


                               Annual Report | 45

Mutual Discovery Fund

6. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $114,222,949 and $6,353,595, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

                                                         2008           2007
                                                     ------------   ------------
Distributions paid from:
   Ordinary income ...............................   $565,444,514   $325,094,760
   Long term capital gain ........................     50,920,866    364,572,794
                                                     ------------   ------------
                                                     $616,365,380   $689,667,554
                                                     ============   ============

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ........................................   $ 12,330,380,576
                                                               ================
Unrealized appreciation ....................................   $  1,031,188,353
Unrealized depreciation ....................................     (1,765,654,989)
                                                               ----------------
Net unrealized appreciation (depreciation) .................   $   (734,466,636)
                                                               ================
Distributable earnings - undistributed ordinary income .....   $      7,516,962
                                                               ================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, pass-through entity income, and bond discounts and premiums.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.


                               46 | Annual Report

Mutual Discovery Fund

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2008, aggregated $2,697,255,095 and $6,103,307,739, respectively.

Transactions in options written during the year ended December 31, 2008, were as follows:

                                                         NUMBER OF     PREMIUMS
                                                         CONTRACTS     RECEIVED
                                                         ---------   -----------
Options outstanding at December 31, 2007 .............         --    $        --
Options written ......................................     73,537     31,331,380
Options expired ......................................         --             --
Options exercised ....................................         --             --
Options closed .......................................         --             --
                                                           ------    -----------
Options outstanding at December 31, 2008 .............     73,537    $31,331,380
                                                           ======    ===========

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                                             CONTRACT     SETTLEMENT    UNREALIZED     UNREALIZED
                                                                              AMOUNT         DATE      APPRECIATION   DEPRECIATION
                                                                           ------------   ----------   ------------   -------------
CONTRACTS TO BUY
     33,614,568   British Pound Sterling ...............................   $ 59,125,888     1/12/09    $         --   $ (10,046,436)
     36,909,210   Norwegian Krone ......................................      5,860,000     1/12/09              --        (558,018)
     52,753,459   Danish Krone .........................................     10,087,682     1/23/09              --        (205,180)
    858,250,626   Danish Krone .........................................    146,618,481     1/23/09      14,339,577              --
    347,283,790   Swiss Franc ..........................................    304,675,411     2/09/09      20,692,364              --
    113,245,750   Euro .................................................    146,350,069     2/13/09      11,726,140              --
     16,562,770   Canadian Dollar ......................................     13,188,581     2/27/09         416,003              --
     43,479,397   British Pound Sterling ...............................     74,188,666     3/10/09              --     (10,776,857)
     70,685,267   Singapore Dollar .....................................     47,680,000     3/24/09       1,532,586              --
      3,645,703   Euro .................................................      4,618,535     5/13/09         460,235              --
    122,144,323   Norwegian Krone ......................................     16,945,000     5/19/09         510,671              --
CONTRACTS TO SELL
     63,308,548   British Pound Sterling ...............................    109,135,036     1/12/09      16,700,444              --
     17,196,912   Norwegian Krone ......................................      2,456,000     1/12/09              --         (14,324)
  1,144,747,259   Norwegian Krone ......................................    184,586,461     1/12/09      20,144,358              --
     10,000,000   Euro .................................................     13,703,000     1/14/09              --        (270,997)
    115,751,702   Danish Krone .........................................     20,032,000     1/23/09              --      (1,676,308)
  1,486,121,200   Danish Krone .........................................    304,299,085     1/23/09      25,588,912              --
     43,000,000   Euro .................................................     63,209,050     1/26/09       3,154,010              --
     10,524,394   Swiss Franc ..........................................      9,110,000     2/09/09              --        (750,232)
    258,323,798   Swiss Franc ..........................................    245,671,705     2/09/09       3,649,929              --
    356,000,000   Euro .................................................    529,122,800     2/13/09      32,193,507              --
     85,469,861   Canadian Dollar ......................................     67,562,460     2/27/09              --      (2,642,097)
    132,180,000   Euro .................................................    172,185,745     2/27/09              --     (12,253,717)
    331,000,000   Swiss Franc ..........................................    298,911,104     3/09/09              --     (11,307,496)
    196,000,000   British Pound Sterling ...............................    339,893,910     3/10/09      54,040,944              --


                               Annual Report | 47

Mutual Discovery Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                                             CONTRACT     SETTLEMENT    UNREALIZED      UNREALIZED
                                                                              AMOUNT         DATE      APPRECIATION    DEPRECIATION
                                                                           ------------   ----------   ------------   -------------
CONTRACTS TO SELL (CONTINUED)
    158,274,623   Euro .................................................   $209,264,175     3/13/09    $         --   $ (11,513,401)
      7,377,048   Singapore Dollar .....................................      4,920,000     3/24/09              --        (216,058)
    124,430,431   Singapore Dollar .....................................     88,688,832     3/24/09       2,057,720              --
186,870,462,500   South Korean Won .....................................    138,055,000     4/06/09              --     (10,419,863)
106,841,487,500   South Korean Won .....................................     89,525,000     4/06/09       4,635,847              --
 10,092,126,269   Japanese Yen .........................................    114,944,491     4/20/09       3,431,946              --
    160,486,143   Euro .................................................    208,746,700     4/30/09              --     (14,883,629)
     96,325,000   British Pound Sterling ...............................    149,814,273     5/12/09       9,356,519              --
    113,353,035   Euro .................................................    142,031,353     5/13/09              --     (15,878,949)
     11,642,842   Euro .................................................     16,365,994     5/13/09         146,537              --
    109,000,000   Euro .................................................    141,939,800     5/29/09              --      (9,856,527)
     27,825,253   New Zealand Dollar ...................................     14,830,860     9/10/09              --      (1,066,730)
    140,507,833   British Pound Sterling ...............................    208,388,511     9/14/09       3,493,220              --
   Unrealized appreciation (depreciation) on offsetting forward exchange
      contracts ........................................................                                  8,568,951      (2,183,549)
                                                                                                       ------------   -------------
   Unrealized appreciation (depreciation) on forward exchange
      contracts ........................................................                                236,840,420    (116,520,368)
                                                                                                       ------------   -------------
      NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE CONTRACTS ........                               $120,320,052
                                                                                                       ============

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2008, the aggregate value of these securities was $11,777,053, representing 0.10% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                               48 | Annual Report

Mutual Discovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

At December 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL
  AMOUNT/
  SHARES/
 WARRANTS/                                                        ACQUISITION
 CONTRACTS                       ISSUER                              DATES             COST          VALUE
----------   ----------------------------------------------   -------------------   -----------   ------------
   366,651       AboveNet Inc. ............................    10/02/01 - 8/08/08   $19,186,841   $ 18,332,550
       464       AboveNet Inc., stock grant, grant price
                    $20.95, expiration date 9/09/13 .......     4/17/06 - 9/08/06            --          1,044
    14,911       AboveNet Inc., wts., 9/08/10 .............    10/02/01 - 9/07/07     1,843,189         59,644
 9,005,073       Cerberus CG Investor I LLC ...............    7/26/07 - 6/17/08      9,005,073      1,801,015
 7,903,600       Cerberus CG Investor I LLC, 12.00%,
                    7/31/14 ...............................         7/26/07           7,903,600      1,580,720
 9,005,073       Cerberus CG Investor II LLC ..............    7/26/07 - 6/17/08      9,005,073      1,801,015
 7,903,600       Cerberus CG Investor II LLC, 12.00%,
                    7/31/14 ...............................         7/26/07           7,903,600      1,580,720
 4,502,537       Cerberus CG Investor III LLC .............    7/26/07 - 6/17/08      4,502,537        900,507
 3,951,800       Cerberus CG Investor III LLC, 12.00%,
                    7/31/14 ...............................         7/26/07           3,951,800        790,360
29,877,000       Cerberus FIM Investors Holdco LLC ........        11/20/06          29,877,000      6,327,882
89,613,199       Cerberus FIM Investors Holdco LLC,
                    12.00%, 11/22/13 ......................        11/20/06          89,613,199     18,979,874
    89,831   (a) Dana Holding Corp., 4.00%, cvt. pfd., B ..        12/27/07           8,983,100        808,479
   359,884   (b) DecisionOne Corp. ........................    9/28/99 - 7/18/00        273,004             --
   463,234   (b) DecisionOne Corp., 12.00%, 4/15/10 .......   10/29/99 - 10/16/08       667,881        463,234
   197,603   (b) DecisionOne Corp., wts., 6/08/17 .........         7/09/07                  --             --
    29,212       FE Capital Holdings Ltd. .................    8/29/03 - 3/10/08      3,397,430             --
   402,771       IACNA Investor LLC .......................         7/24/08             412,479          4,028
 4,551,501       Imagine Group Holdings Ltd. ..............         8/31/04          46,614,197     37,276,793
 3,819,425       International Automotive Components
                    Group Brazil LLC ......................   4/13/06 - 12/26/08      2,562,157      3,038,812
   650,533       International Automotive Components
                    Group Japan LLC .......................    9/26/06 - 3/27/07      5,647,603        703,056
13,618,870       International Automotive Components
                    Group LLC .............................   1/12/06 - 10/16/06     13,622,397      2,316,570
 3,472,200       International Automotive Components
                    Group NA LLC, 9.00%, 4/01/17 ..........         3/30/07           3,524,283      1,673,880
11,533,276       International Automotive Components
                    Group NA LLC, A .......................   3/30/07 - 10/10/07     11,416,643      1,877,617
 1,144,480       Kindred Healthcare Inc. ..................    5/20/99 - 7/08/08     10,783,439     14,156,073
         5   (c) Motor Coach Industries International
                    Inc., wts., 5/27/09 ...................         3/30/07                  --             --
   135,864       NCB Warrant Holdings Ltd., A .............   12/16/05 - 3/10/08      1,430,514             --
    47,160       Olympus Re Holdings Ltd. .................        12/19/01           4,560,452        110,713


                               Annual Report | 49

Mutual Discovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL
  AMOUNT/
  SHARES/
 WARRANTS/                                                        ACQUISITION
 CONTRACTS                       ISSUER                              DATES             COST          VALUE
----------   ----------------------------------------------   -------------------   -----------   ------------
48,060,014       Pontus I LLC, junior note, 144A, FRN,
                    5.689%, 7/24/09 .......................    1/22/08 - 2/25/08    $88,405,269   $ 54,231,090
 7,603,287       Pontus II Trust, junior profit-
                    participating note, 144A, FRN,
                    7.516%, 6/25/09 .......................          2/29/08          8,724,219      1,773,998
    86,280       PTV Inc., 10.00%, pfd., A ................    12/07/01 - 3/06/02       120,792         77,652
                                                                                                  ------------
                 TOTAL RESTRICTED SECURITIES (1.45% of Net. Assets) ...........................   $170,667,326
                                                                                                  ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $791,402 as of December 31, 2008.

(b) The Fund also invests in unrestricted securities of the issuer, valued at $82,993 as of December 31, 2008.

(c) The Fund also invests in unrestricted securities of the issuer, valued at $9,419,947 as of December 31, 2008.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2008, unfunded commitments were as follows:

                                                                UNFUNDED
                                                               COMMITMENT
                                                               ----------
BORROWER
   Motor Coach Industries International Inc., First Lien
      DIP Revolver, FRN, 7.75%, 9/19/09 ....................   $1,250,370
                                                               ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12. UNFUNDED CAPITAL COMMITMENTS

At December 31, 2008, the Fund had aggregate unfunded capital commitments to investments of $32,344,692.


                               50 | Annual Report

Mutual Discovery Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2008, were as shown below.

                                        NUMBER OF                            NUMBER OF
                                         SHARES/                              SHARES/
                                        PRINCIPAL                            PRINCIPAL
                                         AMOUNT                                AMOUNT
                                         HELD AT                              HELD AT                                REALIZED
                                        BEGINNING      GROSS       GROSS       END OF       VALUE AT   INVESTMENT     CAPITAL
NAME OF ISSUER                           OF YEAR     ADDITIONS  REDUCTIONS      YEAR      END OF YEAR    INCOME     GAIN (LOSS)
--------------                         -----------  ----------  ----------  -----------  ------------  ----------  ------------
CONTROLLED AFFILIATES(a)
Hancock Discovery LLC ...............    8,758,216          --   8,758,216           --  $         --  $       --  $(10,726,352)
                                                                                         ------------  ----------  ------------
NON-CONTROLLED AFFILIATES
Aker Yards ASA ......................    5,752,030          --   5,752,030           --  $         --  $       --  $(18,932,573)
Augsberg Re AG ......................       66,860          --      66,860           --            --          --       (66,860)
Augsberg Re AG, zero cpn.,
   8/31/08 ..........................      768,890          --     768,890           --            --          --      (583,420)
CSM NV ..............................    4,036,926          --          --    4,036,926    64,915,588   4,735,067            --
Dockwise Ltd. .......................   12,379,100          --          --   12,379,100     7,030,697          --            --
Esmark Inc. .........................    3,850,425          --   3,850,425           --            --          --     2,803,193
Farmer Brothers Co. .................      904,637          --          --      904,637    22,561,647     416,133            --
FE Capital Holdings Ltd. ............       12,017      17,195          --       29,212            --          --            --
IACNA Investor LLC ..................           --     402,771          --      402,771         4,028          --            --
Imagine Group Holdings Ltd. .........    4,551,501          --          --    4,551,501    37,276,793          --            --
International Automotive
   Components Group Brazil LLC ......    3,204,016     615,409          --    3,819,425     3,038,812          --            --
International Automotive
   Components Group Japan LLC .......      650,533          --          --      650,533       703,056          --            --
Kloeckner & Co. SE ..................    2,796,264          --     284,660    2,511,604    43,864,580   2,757,992   (11,396,411)
Marine Harvest ......................  164,857,626  13,851,655          --  178,709,281    26,980,416          --            --
                                                                                         ------------  ----------  ------------
   TOTAL NON-CONTROLLED AFFILIATES ....................................................  $206,375,617  $7,909,192  $(28,176,071)
                                                                                         ------------  ----------  ------------
      TOTAL AFFILIATED SECURITIES
         (1.76% of Net Assets) .......................................................   $206,375,617  $7,909,192  $(38,902,423)
                                                                                         ============  ==========  ============

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Franklin Mutual serves as investment manager to certain special purpose entities that issue securities held by the Fund. Franklin Mutual is not compensated for such services and does not invest in or exercise control over such entities. As investment manager, Franklin Mutual is primarily responsible for recommending investments in unaffiliated issuers to be held by the special purpose entities. Securities issued by these special purpose entities are restricted under the Securities Act of 1933 and are deemed to be illiquid.


                               Annual Report | 51

Mutual Discovery Fund

15. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Franklin Mutual Series Funds, formerly known as the Franklin Mutual Series Funds, Inc. The reorganization became effective on May 1, 2008.

16. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                          LEVEL 1          LEVEL 2         LEVEL 3          TOTAL
                                      --------------   --------------   ------------   ---------------
ASSETS:
   Investments in Securities .......  $5,746,637,754   $5,653,953,398   $195,322,788   $11,595,913,940
   Other Financial Instruments(a) ..              --      236,840,420             --       236,840,420
LIABILITIES:
   Options Written .................              --       31,657,917             --        31,657,917
   Other Financial Instruments(a) ..              --      116,527,138             --       116,527,138

(a) Other financial instruments includes net unrealized appreciation (depreciation) on forward exchange contracts and unfunded loan commitments.


                               52 | Annual Report

Mutual Discovery Fund

16. FAIR VALUE MEASUREMENTS (CONTINUED)

At December 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Fund's fair value, is as follows:

                                                               INVESTMENTS
                                                              IN SECURITIES
                                                              -------------
Beginning Balance - January 1, 2008 .......................   $ 411,076,030
   Net realized gain (loss) ...............................       2,332,398
   Net change in unrealized appreciation (depreciation) ...    (247,382,882)
   Net purchases (sales) ..................................      31,965,692
   Transfers in and/or out of Level 3 .....................      (2,668,450)
                                                              -------------
Ending Balance ............................................   $ 195,322,788
                                                              =============
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of year .......   $(268,103,412)
                                                              =============

17. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

18. SUBSEQUENT EVENTS

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit ("Global Credit Facility") to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

CURRENCY

CAD - Canadian Dollar
EUR - Euro
GBP - British Pound Sterling

SELECTED PORTFOLIO

ADR  - American Depository Receipt
DIP  - Debtor-In-Possession
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PIK  - Payment-In-Kind


                               Annual Report | 53

Mutual Discovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF FRANKLIN MUTUAL SERIES FUNDS AND SHAREHOLDERS OF THE MUTUAL DISCOVERY FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Discovery Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the "Fund"), including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Discovery Fund of the Franklin Mutual Series Funds at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        (Ernst & Young LLP)

Boston, Massachusetts
February 17, 2009


                               54 | Annual Report

Mutual Discovery Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $50,937,660 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $450,705,863 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 7.21% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $260,971,067 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $86,560,910 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.


                               Annual Report | 55

Mutual Discovery Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   ---------------   ----------------   -----------------------   ---------------------------------
EDWARD I. ALTMAN, PH.D. (1941)      Trustee           Since 1987         7                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.

ANN TORRE BATES (1958)              Trustee           Since 1994         30                        SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                                  Allied Capital Corporation
101 John F. Kennedy Parkway                                                                        (financial services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD (1929)          Trustee           Since 2002         14                        Franklin Templeton Emerging
c/o Franklin Mutual Advisers, LLC                                                                  Markets Debt Opportunities Fund
101 John F. Kennedy Parkway                                                                        PLC and Fiduciary International
Short Hills, NJ 07078-2789                                                                         Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.

BRUCE A. MACPHERSON (1930)          Trustee           Since 1974         7                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).


                               56 | Annual Report

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   ---------------   ----------------   -----------------------   ---------------------------------
CHARLES RUBENS II (1930)            Trustee           Since 1998         14                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

ROBERT E. WADE (1946)               Trustee and       Trustee            37                        El Oro and Exploration Co.,
c/o Franklin Mutual Advisers, LLC   Chairman          since 1991 and                               p.l.c. (investments).
101 John F. Kennedy Parkway         of the Board      Chairman of the
Short Hills, NJ 07078-2789                            Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   ---------------   ----------------   -----------------------   ---------------------------------
**GREGORY E. JOHNSON (1961)         Trustee           Since 2007         92                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

**PETER A. LANGERMAN (1955)         Trustee,          Trustee            7                         None
c/o Franklin Mutual Advisers, LLC   President         since 2007,
101 John F. Kennedy Parkway         and Chief         President and
Short Hills, NJ 07078-2702          Executive         Chief Executive
                                    Officer -         Officer -
                                    Investment        Investment
                                    Management        Management
                                                      since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of
Investment.

JENNIFER J. BOLT (1964)             Chief             Since              Not Applicable            Not Applicable
One Franklin Parkway                Executive         December 2008
San Mateo, CA 94403-1906            Officer -
                                    Finance and
                                    Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 57

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   ---------------   ----------------   -----------------------   ---------------------------------
PHILIPPE BRUGERE-TRELAT (1949)      Vice President    Since 2005         Not Applicable            Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)               Chief             Chief Compliance   Not Applicable            Not Applicable
One Franklin Parkway                Compliance        Officer since
San Mateo, CA 94403-1906            Officer and        2004 and Vice
                                    Vice President    President - AML
                                    - AML             Compliance
                                    Compliance        since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

MICHAEL J. EMBLER (1964)            Senior Vice       Since 2005         Not Applicable            Not Applicable
101 John F. Kennedy Parkway         President
Short Hills, NJ 07078-2789          and Chief
                                    Investment
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in
Franklin Templeton Investments.

LAURA F. FERGERSON (1962)           Chief Financial   Since              Not Applicable            Not Applicable
One Franklin Parkway                Officer and       February 2008
San Mateo, CA 94403-1906            Chief
                                    Accounting
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)             Vice President    Since              Not Applicable            Not Applicable
500 East Broward Blvd.                                February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               58 | Annual Report

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   ---------------   ----------------   -----------------------   ---------------------------------
STEVEN J. GRAY (1955)               Secretary         Since 2005         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual
Advisers, LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton
Investments.

GREGORY R. SEWARD (1956)            Treasurer         Since 2005         Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)                Vice President    Since 2005         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the parent company of the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 2: Gregory E. Johnson is the brother of Jennifer J. Bolt.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 59

Mutual Discovery Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               60 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT Franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL DISCOVERY FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

477 A2008 02/09


                                   (GRAPHIC)

                                                               DECEMBER 31, 2008

ANNUAL REPORT AND SHAREHOLDER LETTER

                                 INTERNATIONAL

                              MUTUAL EUROPEAN FUND

WANT TO RECEIVE THIS DOCUMENT
FASTER VIA EMAIL?

Eligible shareholders can
sign up for eDelivery at
franklintempleton.com. See
inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

Shareholder Letter ........................................................    1
ANNUAL REPORT
Mutual European Fund ......................................................    5
Performance Summary .......................................................   11
Your Fund's Expenses ......................................................   16
Financial Highlights and
Statement of Investments ..................................................   18
Financial Statements ......................................................   28
Notes to Financial
Statements ................................................................   32
Report of Independent
Registered Public
Accounting Firm ...........................................................   47
Tax Designation ...........................................................   48
Board Members and Officers ................................................   49
Shareholder Information ...................................................   53

Shareholder Letter

Dear Mutual European Fund Shareholder:

As we write this letter, 2008 has just drawn to a close. Like many other investors, we are not sorry to see it pass. From a purely financial perspective, it was a painful year, bringing stock market declines ranging from 40% to 50% across most of the developed world (with greater losses in many emerging markets) as well as a credit crisis and climate of fear that prompted a global recession. These events have effectively wiped out the shareholders of such institutions as Fannie Mae, Freddie Mac, AIG, Bear Stearns and Lehman Brothers in the U.S. and Fortis, HBOS and Kaupting in Europe, and have led to extraordinary government intervention in the financial markets. Policy makers have no definitive playbook for guidance, and the world of finance is being remade before our eyes.

As stewards of our investors' capital, we have always followed an investment approach that places a premium on limiting our portfolio's downside exposure. This is inherent in our focus on buying companies cheaply -- when their securities are trading at a meaningful discount to our analysis of intrinsic value -- and selling them as they trade close to that value. We are particularly attracted to stocks where an identifiable catalyst exists to unlock the valuation discount. We also buy distressed securities and participate in merger arbitrage and privately negotiated transactions when we feel we can generate attractive risk-adjusted returns for Fund investors.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

Although we did manage to perform better than our benchmark, not an inconsiderable achievement in these markets, we are nevertheless dissatisfied by the Fund's absolute loss. Several factors contributed to this, some market related and others self-inflicted.

First, and perhaps most important, was the generally indiscriminate devaluation of stocks across industries, geographies and market capitalizations. In short, there were few safe havens as even companies in the less cyclical, more defensive industries that make up the Fund's core, including consumer staples, health care, utilities and telecommunications companies, were all down at least 18% in 2008 and in some cases significantly more.

Second, we underestimated the ferocity of the economic downturn and its impact on the valuations of some of the more economically sensitive companies owned, including those in the industrials and consumer discretionary sectors.

Third, entering 2008 the Fund owned shares of several large banks that we believed had very limited exposure to the difficulties that roiled the U.S. financial system. Subsequent events proved that the contagion had spread to these institutions as well.

Finally, due to the repricing of corporate credit risk and paralysis in the credit markets, the stocks of leveraged companies, i.e., companies with substantial debt, were disproportionately punished by the markets.

In a year of few highlights, we did get some things right. The Fund's cash balance rose from a high single digit earlier in the year to over 26% of total net assets in the later part of 2008, reflecting our increasing caution. We selectively used market puts at various points during the year to protect against large downward market movements. We continued to keep a very diversified portfolio, which helped us manage investment risk over a large number of individual positions. We did have our share of positive stock stories as noted in the following shareholder report. And we increased our foreign currency hedges over the year, which mitigated the drag caused by an appreciating dollar.


                       2 | Not part of the annual report

Looking forward, we are focused on a number of factors. Rather than try to be macroeconomists or market strategists, we instead focus on our discipline of buying securities at what we believe are very attractive prices and investing for the long term. However, one cannot ignore the macroeconomic backdrop entering 2009, and we are proceeding with a fair degree of caution. Although the actions of central banks across the globe may have temporarily stabilized the financial system, we are not convinced that the worst of the economic news is behind us. Nevertheless, given the indiscriminate nature of the market carnage, such an environment creates opportunities -- and we are focused on four particular areas:

     - Stocks of companies in economically defensive industries, with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows, many of which we consider as attractively valued today as they have been in years;

     - Stocks disproportionately punished by the market, perhaps because they were owned heavily by hedge funds or have a higher degree of leverage but have no need to access the credit markets for a number of years;

     - Stocks of market-leading global companies, sometimes in more economically sensitive industries, that are extremely attractive for long-term investors, including a number of commodity-oriented companies; and

     - Distressed debt, a quiet area for the past several years due to robust economic and capital market conditions. The leveraged buyout boom from 2005 through mid-2007 is likely to result in defaults by many good companies with bad balance sheets in the coming years. We consider this an area of particular opportunity although it is still early. Most of the distressed opportunities through year-end 2008 have been in bad companies with bad balance sheets, which interest us little. In the meantime, we have sought to take advantage of credit market dislocation and technical pressure to add positions in a number of senior secured corporate loans that are trading at levels we think will generate equity-like returns with, in our view, a low risk of principal loss.


                       Not part of the annual report | 3

As a final note, periods of economic and market instability historically have created favorable opportunities for long-term, patient and disciplined investors. We believe the basic institutions that underlie our economic and political system have proven their ability to adapt to changing conditions and emerge stronger from severe dislocations. We are excited about the prospects of participating in this chapter, albeit a difficult one, of our economic history and believe our approach should serve our shareholders well over the long term. We certainly appreciate your support over the past year and look forward to a more prosperous year ahead.

Sincerely,


/s/ Peter A. Langerman
-------------------------------------
Peter A. Langerman
Chairman, President and
Chief Executive Officer
Franklin Mutual Advisers, LLC


/s/ Michael J. Embler
-------------------------------------
Michael J. Embler
Senior Vice President and
Chief Investment Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       4 | Not part of the annual report

Annual Report

Mutual European Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Mutual European Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Mutual European Fund - Class Z had -32.47% cumulative total return for the 12 months ended December 31, 2008. The Fund performed better than its new benchmark, the MSCI Europe Index, which had a -38.91% total return in local currency terms.(1) The Fund also performed better than its previous benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Europe Index, which had a -47.30% total return (in U.S. dollars) for the same period.(2) We changed the benchmark index because we think the new index better reflects the Fund's portfolio as well as its long-standing policy of hedging European currencies against the U.S. dollar. You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

The U.S. experienced a marked slowdown in gross domestic product (GDP) growth as housing prices declined, consumer demand softened, and a credit

(1.) Source: MSCI, Inc. The MSCI Europe Index is a market capitalization-weighted index designed to measure equity market performance in the European region and includes reinvested daily net dividends.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the European region and includes reinvested dividends.

The indexes are unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/08

                                  (BAR CHART)

France                                      19.2%
U.K.                                        13.3%
Germany                                     12.4%
Switzerland                                  9.9%
Netherlands                                  6.2%
Denmark                                      3.2%
Italy                                        2.8%
Spain                                        2.7%
Sweden                                       2.2%
U.S.                                         1.6%
Norway                                       1.6%
Belgium                                      1.5%
Ireland                                      1.1%
Jersey Islands                               0.5%
Short-Term Investments & Other Net Assets   21.8%

crisis originally related to U.S. subprime loan losses intensified and spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the domestic economy contracted in the third and fourth quarters. Fear of recession spanned the entire period, and in the summer most economists agreed that a recession had already begun. By then, the faltering U.S. economy -- which is the world's largest and accounts for roughly 25% of global GDP -- had negatively impacted growth prospects around the world. Although signs of a global slowdown surfaced in the latter half of the reporting period, in the first half growth remained robust in developing economies, particularly in Asia.

The China-led demand for oil, natural gas, and industrial and agricultural commodities propelled commodity prices and those of related equities to higher levels. The steep rise in the price of oil, which peaked at $145 per barrel in early July, was one of the most extreme market trends during the year. As a result, oil was a major focus of attention due to its impact on everything from inflation to corporate earnings to consumer spending. The price boom for commodities in general was broadly based and included natural gas, precious metals and most agricultural and industrial commodities, all of which added to global inflationary pressures. In this environment, the world's monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The eurozone had made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank (ECB) joined many of the world's central banks whose concerns about inflation had led them to raise rates. The potential for global recession, however, exacerbated by the virtual freeze in the global financial system in September and October, trumped inflationary concerns, and the world's monetary authorities, including the ECB and the Bank of England, cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world's currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed. The greenback appreciated 8.6% relative to most currencies during the year under review.3

3.   Source: Federal Reserve H10 report.


                               6 | Annual Report

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

INVESTMENT STRATEGY

We follow a distinctive value investment approach, which combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

In 2008, all market sectors suffered double-digit declines, and we had our share of poor-performing securities. Three investments that detracted most from Fund performance during 2008 were German electronics and industrial engineering firm Siemens, Belgian bank Fortis and German securities exchange platform provider Deutsche Boerse.

The Fund's stock in Siemens, one of Germany's premier industrial groups and one of Europe's largest companies, fell nearly 50% in local currency during 2008 largely because of investors' concerns about a deepening global recession. The company's position as an important and widely traded constituent of the German DAX Index made it an easy target for short sellers and investors searching for liquidity in difficult times. At year-end, we continued to look favorably upon Siemens' management efforts to tackle numerous inefficiencies that exist within the group, particularly in regard to its bloated cost structure.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/08

                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
Food Products                               8.0%
Multi-Utilities                             5.6%
Oil, Gas & Consumable Fuels                 5.5%
Diversified Telecommunication Services      5.1%
Electric Utilities                          4.9%
Diversified Financial Services              4.5%
Insurance                                   4.1%
Tobacco                                     4.0%
Pharmaceuticals                             3.9%
Chemicals                                   3.7%


                               Annual Report | 7

TOP 10 HOLDINGS
12/31/08

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
Nestle SA                                       3.1%
   FOOD PRODUCTS, SWITZERLAND
GDF Suez                                        3.1%
   MULTI-UTILITIES, FRANCE
Telefonica SA                                   2.6%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   SPAIN
E.ON AG                                         2.5%
   ELECTRIC UTILITIES, GERMANY
British American Tobacco PLC                    2.4%
   TOBACCO, U.K.
Novartis AG                                     2.4%
   PHARMACEUTICALS, SWITZERLAND
Electricite de France                           2.3%
   ELECTRIC UTILITIES, FRANCE
Koninklijke (Royal) KPN NV                      2.3%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   NETHERLANDS
RWE AG                                          2.3%
   MULTI-UTILITIES, GERMANY
Schindler Holding AG, ord. & registered         2.0%
   MACHINERY, SWITZERLAND

Fortis was the Fund's biggest detractor from performance this year despite our having sold this position prior to interventions by the governments of Benelux (Belgium/Netherlands/Luxembourg). For the time we held it during 2008, the stock declined 62% in local currency terms. Capital issues plagued the company since its ill-timed acquisition of ABN AMRO's Dutch banking business amid the crash of the U.S. and European housing markets, which only complicated matters for Belgium's largest bank. Although capital was raised and management replaced over the course of 2008, Fortis' inability to defend its share price led to a loss of confidence and rapid deposit withdrawals in September. Ultimately, this forced a government rescue of the bank, setting off a marked decline in the company's equity value.

Deutsche Boerse, which operates the Xetra cash market, Eurex Derivatives market and Clearstream exchange platform, detracted from performance this year as the Fund's investment declined 54% in local currency. Shares fell because of a combination of lower trading volumes, investor concerns about profitability due to disintermediation and forced selling from hedge funds. Deutsche Boerse's earnings grew roughly 28% in 2008 versus 2007 as a result of the frenetic trading activity that took place this year, particularly within its derivatives business. The company also cut its costs more than 7% while continuing to optimize costs where opportunities presented themselves. Although many investors harbored fears about Deutsche Boerse, we view this company, like most financial exchanges, as an integral part of the global financial system. The lack of credit risk and high level of cash generation inherent in Deutsche Boerse are attributes that we continued to find attractive, and at year-end our analytical models indicated the stock was trading at a significant discount to its intrinsic value.

For the year, several holdings had successful outcomes. Among the Fund's top-performing investments were Dow Jones EURO STOXX 50 Index put options, which allow holders to profit if the equity market declines within a preset period of time; shares of U.K.-based Globe Specialty Metals, among the world's largest producers of silicon metal, foundry alloys and steelmaking alloys; Lancashire Holdings, a U.K. insurer and reinsurer; and London-based Vodafone Group, the world's leading mobile telecommunications provider.


                               8 | Annual Report

The Fund's position in EURO STOXX 50 Index puts were initially acquired as a hedge on potential market drops, as they generally increase in value as European stock markets decline. Index puts were inexpensive in historical terms during 2007, when we first began buying them, and remained relatively inexpensive into the beginning of 2008. As equity markets fell throughout the remainder of 2008, the puts grew profitable and the Fund gradually reduced its position. Their addition to Fund performance helped offset some of the broad equity market's negative impact on other portfolio securities. At period-end, the Fund held no position in index options.

The Fund's investment in Globe Specialty Metals rose 42% in value during the year. The company is a leading silicon producer and benefited as silicon prices rose.

Lancashire Holdings shares advanced nearly 31% in local currency during the year. Lancashire benefited from strong relative underwriting performance, particularly during the Gulf of Mexico hurricane season. In addition, investors were expecting the property and casualty insurance industry to experience better pricing conditions through 2009 and into 2010, led by energy, property catastrophe and retrocessional (reinsurance of reinsurers) lines, areas where we believe Lancashire is well positioned.

Shares of Vodafone, which focuses on mobile and broadband services, were under pressure for much of 2008 as investors feared the company's growth rate would be hampered by the global economic slowdown. Another concern involved the company's capital expenditures for next generation licenses and networks, which might limit its scope for dividends and share buybacks. The Fund acquired Vodafone shares during the latter part of 2008. The stock rallied in November, as new management indicated a focus on the company's existing operations and markets and laid out specific spending reduction opportunities should the economic environment continue to deteriorate. During the time we held it in 2008, the Fund's Vodafone shares rose 9% in local currency.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was stronger compared with most foreign currencies during 2008, the Fund benefited to the extent it was hedged.


                                Annual Report | 9

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.

                       (PHOTO OF PHILIPPE BRUGERE-TRELAT)


/s/ Philippe Brugere-Trelat
-------------------------------------
Philippe Brugere-Trelat
Portfolio Manager

                           (PHOTO OF KATRINA DUDLEY)


/s/ Katrina Dudley
-------------------------------------
Katrina Dudley, CFA
Assistant Portfolio Manager

Mutual European Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PHILIPPE BRUGERE-TRELAT has been lead portfolio manager for Mutual European Fund since 2005. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund's former manager.

KATRINA DUDLEY has been assistant portfolio manager for Mutual European Fund since 2007. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as domestic health care companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.


                               10 | Annual Report

Performance Summary as of 12/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z (SYMBOL: MEURX)                     CHANGE   12/31/08   12/31/07
-------------------------------             ------   --------   --------
Net Asset Value (NAV)                       -$9.07    $17.25     $26.32
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.0286
Short-Term Capital Gain           $0.1512
Long-Term Capital Gain            $0.4671
   TOTAL                          $0.6469

CLASS A (SYMBOL: TEMIX)                     CHANGE   12/31/08   12/31/07
-------------------------------             ------   --------   --------
Net Asset Value (NAV)                       -$8.97    $16.89     $25.86
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.0221
Short-Term Capital Gain           $0.1512
Long-Term Capital Gain            $0.4671
   TOTAL                          $0.6404

CLASS B (SYMBOL: TEUBX)                     CHANGE   12/31/08   12/31/07
-------------------------------             ------   --------   --------
Net Asset Value (NAV)                       -$8.87    $16.37     $25.24
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.0050
Short-Term Capital Gain           $0.1512
Long-Term Capital Gain            $0.4671
   TOTAL                          $0.6233

CLASS C (SYMBOL: TEURX)                     CHANGE   12/31/08   12/31/07
-------------------------------             ------   --------   --------
Net Asset Value (NAV)                       -$9.06    $16.76     $25.82
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.0056
Short-Term Capital Gain           $0.1512
Long-Term Capital Gain            $0.4671
   TOTAL                          $0.6239


                               Annual Report | 11

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z                                       1-YEAR    5-YEAR   10-YEAR
----------------------------------           -------   -------   -------
Cumulative Total Return(2)                    -32.47%   +44.53%  +183.65%
Average Annual Total Return(3)                -32.47%    +7.64%   +10.99%
Value of $10,000 Investment(4)               $ 6,753   $14,453   $28,365
   Total Annual Operating
      Expenses(5)                    1.04%

CLASS A                                       1-YEAR    5-YEAR   10-YEAR
----------------------------------           -------   -------   -------
Cumulative Total Return(2)                    -32.68%   +42.34%  +173.99%
Average Annual Total Return(3)                -36.56%    +6.05%    +9.95%
Value of $10,000 Investment(4)               $ 6,344   $13,417   $25,825
   Total Annual Operating
      Expenses(5)                    1.34%

CLASS B                                       1-YEAR    5-YEAR   10-YEAR
----------------------------------           -------   -------   -------
Cumulative Total Return(2)                    -33.15%   +37.58%  +160.08%
Average Annual Total Return(3)                -35.74%    +6.28%   +10.03%
Value of $10,000 Investment(4)               $ 6,426   $13,558   $26,008
   Total Annual Operating
      Expenses(5)                    2.04%

CLASS C                                       1-YEAR    5-YEAR   10-YEAR
----------------------------------           -------   -------   -------
Cumulative Total Return(2)                    -33.14%   +37.58%  +157.16%
Average Annual Total Return(3)                -33.79%    +6.59%    +9.91%
Value of $10,000 Investment(4)               $ 6,621   $13,758   $25,716
   Total Annual Operating
      Expenses(5)                    2.04%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/99-12/31/08)

                               (PERFORMANCE GRAPH)

                MUTUAL EUROPEAN      MSCI AC         MSCI
DATE             FUND - CLASS Z   EUROPE INDEX   EUROPE INDEX
----            ---------------   ------------   ------------
  1/1/1999          $10,000         $10,000        $10,000
 1/31/1999          $10,024         $ 9,950        $ 9,938
 2/28/1999          $10,152         $ 9,707        $ 9,688
 3/31/1999          $10,383         $ 9,829        $ 9,796
 4/30/1999          $10,989         $10,133        $10,091
 5/31/1999          $11,013         $ 9,707        $ 9,608
 6/30/1999          $11,396         $ 9,869        $ 9,773
 7/31/1999          $11,412         $ 9,991        $ 9,866
 8/31/1999          $11,517         $10,093        $ 9,969
 9/30/1999          $11,517         $10,011        $ 9,895
10/31/1999          $11,888         $10,357        $10,261
11/30/1999          $12,889         $10,641        $10,540
12/31/1999          $14,681         $11,758        $11,623
 1/31/2000          $15,011         $10,933        $10,787
 2/29/2000          $16,932         $11,493        $11,349
 3/31/2000          $16,411         $11,772        $11,628
 4/30/2000          $15,959         $11,271        $11,131
 5/31/2000          $15,985         $11,199        $11,070
 6/30/2000          $15,996         $11,421        $11,317
 7/31/2000          $16,097         $11,238        $11,136
 8/31/2000          $16,501         $11,101        $11,012
 9/30/2000          $16,097         $10,571        $10,487
10/31/2000          $16,281         $10,478        $10,401
11/30/2000          $16,216         $10,024        $ 9,993
12/31/2000          $16,805         $10,721        $10,677
 1/31/2001          $17,270         $10,738        $10,682
 2/28/2001          $17,173         $ 9,779        $ 9,745
 3/31/2001          $16,501         $ 9,053        $ 9,021
 4/30/2001          $16,999         $ 9,715        $ 9,670
 5/31/2001          $17,292         $ 9,256        $ 9,210
 6/30/2001          $17,184         $ 8,909        $ 8,866
 7/31/2001          $17,087         $ 8,920        $ 8,889
 8/31/2001          $16,924         $ 8,692        $ 8,660
 9/30/2001          $14,990         $ 7,818        $ 7,796
10/31/2001          $15,479         $ 8,078        $ 8,043
11/30/2001          $15,805         $ 8,410        $ 8,366
12/31/2001          $16,008         $ 8,632        $ 8,580
 1/31/2002          $16,352         $ 8,196        $ 8,133
 2/28/2002          $16,597         $ 8,184        $ 8,131
 3/31/2002          $17,252         $ 8,635        $ 8,575
 4/30/2002          $17,607         $ 8,585        $ 8,516
 5/31/2002          $17,707         $ 8,567        $ 8,500
 6/30/2002          $17,031         $ 8,265        $ 8,209
 7/31/2002          $15,709         $ 7,350        $ 7,296
 8/31/2002          $15,732         $ 7,353        $ 7,297
 9/30/2002          $14,735         $ 6,394        $ 6,337
10/31/2002          $14,780         $ 7,012        $ 6,950
11/30/2002          $14,926         $ 7,359        $ 7,291
12/31/2002          $14,774         $ 7,091        $ 7,028
 1/31/2003          $14,364         $ 6,758        $ 6,696
 2/28/2003          $13,920         $ 6,546        $ 6,478
 3/31/2003          $14,125         $ 6,446        $ 6,384
 4/30/2003          $15,252         $ 7,331        $ 7,256
 5/31/2003          $16,221         $ 7,820        $ 7,735
 6/30/2003          $16,437         $ 7,901        $ 7,815
 7/31/2003          $16,815         $ 8,059        $ 7,975
 8/31/2003          $17,170         $ 8,059        $ 7,961
 9/30/2003          $17,445         $ 8,226        $ 8,123
10/31/2003          $18,179         $ 8,768        $ 8,667
11/30/2003          $18,844         $ 9,139        $ 9,036
12/31/2003          $19,626         $ 9,894        $ 9,778
 1/31/2004          $19,848         $10,014        $ 9,894
 2/29/2004          $20,503         $10,316        $10,185
 3/31/2004          $20,421         $10,018        $ 9,871
 4/30/2004          $20,257         $ 9,927        $ 9,801
 5/31/2004          $20,316         $10,094        $ 9,973
 6/30/2004          $20,772         $10,235        $10,111
 7/31/2004          $20,537         $ 9,955        $ 9,834
 8/31/2004          $20,596         $ 9,972        $ 9,842
 9/30/2004          $21,209         $10,378        $10,237
10/31/2004          $21,751         $10,757        $10,607
11/30/2004          $22,906         $11,539        $11,387
12/31/2004          $23,861         $12,032        $11,870
 1/31/2005          $23,462         $11,818        $11,651
 2/28/2005          $24,659         $12,430        $12,235
 3/31/2005          $24,139         $12,103        $11,931
 4/30/2005          $23,825         $11,809        $11,648
 5/31/2005          $24,212         $11,872        $11,705
 6/30/2005          $24,780         $12,052        $11,871
 7/31/2005          $25,703         $12,508        $12,305
 8/31/2005          $26,129         $12,719        $12,491
 9/30/2005          $26,712         $13,057        $12,795
10/31/2005          $26,299         $12,630        $12,393
11/30/2005          $27,052         $12,866        $12,605
12/31/2005          $28,164         $13,320        $13,049
 1/31/2006          $29,103         $14,221        $13,903
 2/28/2006          $29,897         $14,253        $13,915
 3/31/2006          $31,364         $14,786        $14,462
 4/30/2006          $31,748         $15,580        $15,217
 5/31/2006          $30,637         $15,126        $14,823
 6/30/2006          $30,743         $15,183        $14,879
 7/31/2006          $31,052         $15,439        $15,108
 8/31/2006          $32,170         $15,924        $15,588
 9/30/2006          $32,735         $16,020        $15,723
10/31/2006          $33,798         $16,715        $16,399
11/30/2006          $34,390         $17,346        $16,986
12/31/2006          $35,855         $17,906        $17,532
 1/31/2007          $37,006         $17,988        $17,637
 2/28/2007          $36,554         $17,913        $17,575
 3/31/2007          $38,319         $18,583        $18,219
 4/30/2007          $40,258         $19,761        $19,420
 5/31/2007          $41,687         $20,110        $19,797
 6/30/2007          $41,855         $20,175        $19,800
 7/31/2007          $40,906         $19,806        $19,381
 8/31/2007          $40,628         $19,560        $19,170
 9/30/2007          $42,001         $20,585        $20,141
10/31/2007          $43,198         $21,598        $21,083
11/30/2007          $42,117         $20,934        $20,413
12/31/2007          $42,002         $20,621        $20,055
 1/31/2008          $38,044         $18,408        $17,965
 2/29/2008          $38,236         $18,749        $18,258
 3/31/2008          $37,581         $18,806        $18,340
 4/30/2008          $39,417         $19,677        $19,203
 5/31/2008          $40,183         $19,928        $19,338
 6/30/2008          $36,257         $18,214        $17,659
 7/31/2008          $35,379         $17,647        $17,153
 8/31/2008          $35,810         $16,862        $16,480
 9/30/2008          $32,788         $14,275        $13,997
10/31/2008          $29,253         $11,148        $11,024
11/30/2008          $28,052         $10,352        $10,274
12/31/2008          $28,365         $10,867        $10,814
Total Returns        183.65%           8.67%          8.14%

AVERAGE ANNUAL TOTAL RETURN

CLASS Z   12/31/08
-------   --------
1-Year     -32.47%
5-Year      +7.64%
10-Year    +10.99%

CLASS A (1/1/99-12/31/08)

                               (PERFORMANCE GRAPH)

                MUTUAL EUROPEAN   MSCI AC.EUROPE       MSCI
DATE             FUND - CLASS A        INDEX       EUROPE INDEX
----            ---------------   --------------   ------------
  1/1/1999          $ 9,426          $10,000         $10,000
 1/31/1999          $ 9,448          $ 9,950         $ 9,938
 2/28/1999          $ 9,562          $ 9,707         $ 9,688
 3/31/1999          $ 9,773          $ 9,829         $ 9,796
 4/30/1999          $10,348          $10,133         $10,091
 5/31/1999          $10,355          $ 9,707         $ 9,608
 6/30/1999          $10,709          $ 9,869         $ 9,773
 7/31/1999          $10,724          $ 9,991         $ 9,866
 8/31/1999          $10,824          $10,093         $ 9,969
 9/30/1999          $10,816          $10,011         $ 9,895
10/31/1999          $11,160          $10,357         $10,261
11/30/1999          $12,093          $10,641         $10,540
12/31/1999          $13,766          $11,758         $11,623
 1/31/2000          $14,070          $10,933         $10,787
 2/29/2000          $15,870          $11,493         $11,349
 3/31/2000          $15,377          $11,772         $11,628
 4/30/2000          $14,950          $11,271         $11,131
 5/31/2000          $14,974          $11,199         $11,070
 6/30/2000          $14,971          $11,421         $11,317
 7/31/2000          $15,067          $11,238         $11,136
 8/31/2000          $15,431          $11,101         $11,012
 9/30/2000          $15,058          $10,571         $10,487
10/31/2000          $15,223          $10,478         $10,401
11/30/2000          $15,162          $10,024         $ 9,993
12/31/2000          $15,703          $10,721         $10,677
 1/31/2001          $16,132          $10,738         $10,682
 2/28/2001          $16,030          $ 9,779         $ 9,745
 3/31/2001          $15,407          $ 9,053         $ 9,021
 4/30/2001          $15,867          $ 9,715         $ 9,670
 5/31/2001          $16,132          $ 9,256         $ 9,210
 6/30/2001          $16,027          $ 8,909         $ 8,866
 7/31/2001          $15,924          $ 8,920         $ 8,889
 8/31/2001          $15,781          $ 8,692         $ 8,660
 9/30/2001          $13,966          $ 7,818         $ 7,796
10/31/2001          $14,427          $ 8,078         $ 8,043
11/30/2001          $14,725          $ 8,410         $ 8,366
12/31/2001          $14,909          $ 8,632         $ 8,580
 1/31/2002          $15,223          $ 8,196         $ 8,133
 2/28/2002          $15,442          $ 8,184         $ 8,131
 3/31/2002          $16,048          $ 8,635         $ 8,575
 4/30/2002          $16,372          $ 8,585         $ 8,516
 5/31/2002          $16,466          $ 8,567         $ 8,500
 6/30/2002          $15,826          $ 8,265         $ 8,209
 7/31/2002          $14,604          $ 7,350         $ 7,296
 8/31/2002          $14,614          $ 7,353         $ 7,297
 9/30/2002          $13,687          $ 6,394         $ 6,337
10/31/2002          $13,718          $ 7,012         $ 6,950
11/30/2002          $13,845          $ 7,359         $ 7,291
12/31/2002          $13,710          $ 7,091         $ 7,028
 1/31/2003          $13,325          $ 6,758         $ 6,696
 2/28/2003          $12,908          $ 6,546         $ 6,478
 3/31/2003          $13,090          $ 6,446         $ 6,384
 4/30/2003          $14,137          $ 7,331         $ 7,256
 5/31/2003          $15,024          $ 7,820         $ 7,735
 6/30/2003          $15,223          $ 7,901         $ 7,815
 7/31/2003          $15,567          $ 8,059         $ 7,975
 8/31/2003          $15,900          $ 8,059         $ 7,961
 9/30/2003          $16,147          $ 8,226         $ 8,123
10/31/2003          $16,814          $ 8,768         $ 8,667
11/30/2003          $17,426          $ 9,139         $ 9,036
12/31/2003          $18,143          $ 9,894         $ 9,778
 1/31/2004          $18,340          $10,014         $ 9,894
 2/29/2004          $18,942          $10,316         $10,185
 3/31/2004          $18,865          $10,018         $ 9,871
 4/30/2004          $18,712          $ 9,927         $ 9,801
 5/31/2004          $18,756          $10,094         $ 9,973
 6/30/2004          $19,177          $10,235         $10,111
 7/31/2004          $18,946          $ 9,955         $ 9,834
 8/31/2004          $19,001          $ 9,972         $ 9,842
 9/30/2004          $19,552          $10,378         $10,237
10/31/2004          $20,049          $10,757         $10,607
11/30/2004          $21,118          $11,539         $11,387
12/31/2004          $21,995          $12,032         $11,870
 1/31/2005          $21,611          $11,818         $11,651
 2/28/2005          $22,705          $12,430         $12,235
 3/31/2005          $22,220          $12,103         $11,931
 4/30/2005          $21,927          $11,809         $11,648
 5/31/2005          $22,277          $11,872         $11,705
 6/30/2005          $22,789          $12,052         $11,871
 7/31/2005          $23,628          $12,508         $12,305
 8/31/2005          $24,013          $12,719         $12,491
 9/30/2005          $24,546          $13,057         $12,795
10/31/2005          $24,160          $12,630         $12,393
11/30/2005          $24,852          $12,866         $12,605
12/31/2005          $25,856          $13,320         $13,049
 1/31/2006          $26,718          $14,221         $13,903
 2/28/2006          $27,433          $14,253         $13,915
 3/31/2006          $28,776          $14,786         $14,462
 4/30/2006          $29,120          $15,580         $15,217
 5/31/2006          $28,098          $15,126         $14,823
 6/30/2006          $28,189          $15,183         $14,879
 7/31/2006          $28,477          $15,439         $15,108
 8/31/2006          $29,493          $15,924         $15,588
 9/30/2006          $30,007          $16,020         $15,723
10/31/2006          $30,960          $16,715         $16,399
11/30/2006          $31,500          $17,346         $16,986
12/31/2006          $32,826          $17,906         $17,532
 1/31/2007          $33,884          $17,988         $17,637
 2/28/2007          $33,450          $17,913         $17,575
 3/31/2007          $35,065          $18,583         $18,219
 4/30/2007          $36,829          $19,761         $19,420
 5/31/2007          $38,132          $20,110         $19,797
 6/30/2007          $38,280          $20,175         $19,800
 7/31/2007          $37,411          $19,806         $19,381
 8/31/2007          $37,139          $19,560         $19,170
 9/30/2007          $38,389          $20,585         $20,141
10/31/2007          $39,476          $21,598         $21,083
11/30/2007          $38,470          $20,934         $20,413
12/31/2007          $38,362          $20,621         $20,055
 1/31/2008          $34,742          $18,408         $17,965
 2/29/2008          $34,906          $18,749         $18,258
 3/31/2008          $34,297          $18,806         $18,340
 4/30/2008          $35,974          $19,677         $19,203
 5/31/2008          $36,656          $19,928         $19,338
 6/30/2008          $33,066          $18,214         $17,659
 7/31/2008          $32,265          $17,647         $17,153
 8/31/2008          $32,651          $16,862         $16,480
 9/30/2008          $29,877          $14,275         $13,997
10/31/2008          $26,651          $11,148         $11,024
11/30/2008          $25,550          $10,352         $10,274
12/31/2008          $25,825          $10,867         $10,814
Total Returns        158.25%            8.67%           8.14%

AVERAGE ANNUAL TOTAL RETURN

CLASS A   12/31/08
-------   --------
1-Year     -36.56%
5-Year      +6.05%
10-Year     +9.95%


                               Annual Report | 13

CLASS B (1/1/99-12/31/08)

                               (PERFORMANCE GRAPH)

                MUTUAL EUROPEAN     MSCI AC          MSCI
DATE             FUND - CLASS B   EUROPE INDEX   EUROPE INDEX
----            ---------------   ------------   ------------
  1/1/1999          $10,000         $10,000        $10,000
 1/31/1999          $10,016         $ 9,950        $ 9,938
 2/28/1999          $10,136         $ 9,707        $ 9,688
 3/31/1999          $10,361         $ 9,829        $ 9,796
 4/30/1999          $10,954         $10,133        $10,091
 5/31/1999          $10,962         $ 9,707        $ 9,608
 6/30/1999          $11,334         $ 9,869        $ 9,773
 7/31/1999          $11,342         $ 9,991        $ 9,866
 8/31/1999          $11,439         $10,093        $ 9,969
 9/30/1999          $11,431         $10,011        $ 9,895
10/31/1999          $11,788         $10,357        $10,261
11/30/1999          $12,770         $10,641        $10,540
12/31/1999          $14,517         $11,758        $11,623
 1/31/2000          $14,831         $10,933        $10,787
 2/29/2000          $16,713         $11,493        $11,349
 3/31/2000          $16,190         $11,772        $11,628
 4/30/2000          $15,729         $11,271        $11,131
 5/31/2000          $15,746         $11,199        $11,070
 6/30/2000          $15,738         $11,421        $11,317
 7/31/2000          $15,820         $11,238        $11,136
 8/31/2000          $16,206         $11,101        $11,012
 9/30/2000          $15,802         $10,571        $10,487
10/31/2000          $15,967         $10,478        $10,401
11/30/2000          $15,894         $10,024        $ 9,993
12/31/2000          $16,450         $10,721        $10,677
 1/31/2001          $16,894         $10,738        $10,682
 2/28/2001          $16,775         $ 9,779        $ 9,745
 3/31/2001          $16,114         $ 9,053        $ 9,021
 4/30/2001          $16,580         $ 9,715        $ 9,670
 5/31/2001          $16,861         $ 9,256        $ 9,210
 6/30/2001          $16,744         $ 8,909        $ 8,866
 7/31/2001          $16,624         $ 8,920        $ 8,889
 8/31/2001          $16,462         $ 8,692        $ 8,660
 9/30/2001          $14,572         $ 7,818        $ 7,796
10/31/2001          $15,028         $ 8,078        $ 8,043
11/30/2001          $15,332         $ 8,410        $ 8,366
12/31/2001          $15,518         $ 8,632        $ 8,580
 1/31/2002          $15,838         $ 8,196        $ 8,133
 2/28/2002          $16,058         $ 8,184        $ 8,131
 3/31/2002          $16,675         $ 8,635        $ 8,575
 4/30/2002          $17,006         $ 8,585        $ 8,516
 5/31/2002          $17,094         $ 8,567        $ 8,500
 6/30/2002          $16,425         $ 8,265        $ 8,209
 7/31/2002          $15,136         $ 7,350        $ 7,296
 8/31/2002          $15,147         $ 7,353        $ 7,297
 9/30/2002          $14,169         $ 6,394        $ 6,337
10/31/2002          $14,203         $ 7,012        $ 6,950
11/30/2002          $14,325         $ 7,359        $ 7,291
12/31/2002          $14,182         $ 7,091        $ 7,028
 1/31/2003          $13,778         $ 6,758        $ 6,696
 2/28/2003          $13,329         $ 6,546        $ 6,478
 3/31/2003          $13,520         $ 6,446        $ 6,384
 4/30/2003          $14,586         $ 7,331        $ 7,256
 5/31/2003          $15,494         $ 7,820        $ 7,735
 6/30/2003          $15,696         $ 7,901        $ 7,815
 7/31/2003          $16,034         $ 8,059        $ 7,975
 8/31/2003          $16,373         $ 8,059        $ 7,961
 9/30/2003          $16,621         $ 8,226        $ 8,123
10/31/2003          $17,298         $ 8,768        $ 8,667
11/30/2003          $17,919         $ 9,139        $ 9,036
12/31/2003          $18,642         $ 9,894        $ 9,778
 1/31/2004          $18,836         $10,014        $ 9,894
 2/29/2004          $19,442         $10,316        $10,185
 3/31/2004          $19,351         $10,018        $ 9,871
 4/30/2004          $19,191         $ 9,927        $ 9,801
 5/31/2004          $19,225         $10,094        $ 9,973
 6/30/2004          $19,633         $10,235        $10,111
 7/31/2004          $19,391         $ 9,955        $ 9,834
 8/31/2004          $19,437         $ 9,972        $ 9,842
 9/30/2004          $19,990         $10,378        $10,237
10/31/2004          $20,485         $10,757        $10,607
11/30/2004          $21,568         $11,539        $11,387
12/31/2004          $22,448         $12,032        $11,870
 1/31/2005          $22,060         $11,818        $11,651
 2/28/2005          $23,163         $12,430        $12,235
 3/31/2005          $22,647         $12,103        $11,931
 4/30/2005          $22,342         $11,809        $11,648
 5/31/2005          $22,682         $11,872        $11,705
 6/30/2005          $23,191         $12,052        $11,871
 7/31/2005          $24,039         $12,508        $12,305
 8/31/2005          $24,416         $12,719        $12,491
 9/30/2005          $24,946         $13,057        $12,795
10/31/2005          $24,533         $12,630        $12,393
11/30/2005          $25,216         $12,866        $12,605
12/31/2005          $26,234         $13,320        $13,049
 1/31/2006          $27,089         $14,221        $13,903
 2/28/2006          $27,802         $14,253        $13,915
 3/31/2006          $29,141         $14,786        $14,462
 4/30/2006          $29,472         $15,580        $15,217
 5/31/2006          $28,414         $15,126        $14,823
 6/30/2006          $28,491         $15,183        $14,879
 7/31/2006          $28,764         $15,439        $15,108
 8/31/2006          $29,776         $15,924        $15,588
 9/30/2006          $30,269         $16,020        $15,723
10/31/2006          $31,229         $16,715        $16,399
11/30/2006          $31,735         $17,346        $16,986
12/31/2006          $33,058         $17,906        $17,532
 1/31/2007          $34,122         $17,988        $17,637
 2/28/2007          $33,686         $17,913        $17,575
 3/31/2007          $35,313         $18,583        $18,219
 4/30/2007          $37,089         $19,761        $19,420
 5/31/2007          $38,402         $20,110        $19,797
 6/30/2007          $38,552         $20,175        $19,800
 7/31/2007          $37,677         $19,806        $19,381
 8/31/2007          $37,402         $19,560        $19,170
 9/30/2007          $38,658         $20,585        $20,141
10/31/2007          $39,752         $21,598        $21,083
11/30/2007          $38,739         $20,934        $20,413
12/31/2007          $38,630         $20,621        $20,055
 1/31/2008          $34,983         $18,408        $17,965
 2/29/2008          $35,148         $18,749        $18,258
 3/31/2008          $34,536         $18,806        $18,340
 4/30/2008          $36,225         $19,677        $19,203
 5/31/2008          $36,913         $19,928        $19,338
 6/30/2008          $33,300         $18,214        $17,659
 7/31/2008          $32,494         $17,647        $17,153
 8/31/2008          $32,884         $16,862        $16,480
 9/30/2008          $30,088         $14,275        $13,997
10/31/2008          $26,839         $11,148        $11,024
11/30/2008          $25,730         $10,352        $10,274
12/31/2008          $26,008         $10,867        $10,814
Total Returns        160.08%           8.67%          8.14%

AVERAGE ANNUAL TOTAL RETURN

CLASS B   12/31/08
-------   --------
1-Year     -35.74%
5-Year      +6.28%
10-Year    +10.03%

CLASS C (1/1/99-12/31/08)

                               (PERFORMANCE GRAPH)

                MUTUAL EUROPEAN      MSCI AC         MSCI
DATE             FUND - CLASS C   EUROPE INDEX   EUROPE INDEX
----            ---------------   ------------   ------------
  1/1/1999          $10,000         $10,000        $10,000
 1/31/1999          $10,016         $ 9,950        $ 9,938
 2/28/1999          $10,137         $ 9,707        $ 9,688
 3/31/1999          $10,361         $ 9,829        $ 9,796
 4/30/1999          $10,956         $10,133        $10,091
 5/31/1999          $10,964         $ 9,707        $ 9,608
 6/30/1999          $11,338         $ 9,869        $ 9,773
 7/31/1999          $11,346         $ 9,991        $ 9,866
 8/31/1999          $11,443         $10,093        $ 9,969
 9/30/1999          $11,435         $10,011        $ 9,895
10/31/1999          $11,792         $10,357        $10,261
11/30/1999          $12,773         $10,641        $10,540
12/31/1999          $14,540         $11,758        $11,623
 1/31/2000          $14,852         $10,933        $10,787
 2/29/2000          $16,753         $11,493        $11,349
 3/31/2000          $16,224         $11,772        $11,628
 4/30/2000          $15,764         $11,271        $11,131
 5/31/2000          $15,781         $11,199        $11,070
 6/30/2000          $15,770         $11,421        $11,317
 7/31/2000          $15,862         $11,238        $11,136
 8/31/2000          $16,245         $11,101        $11,012
 9/30/2000          $15,834         $10,571        $10,487
10/31/2000          $16,008         $10,478        $10,401
11/30/2000          $15,926         $10,024        $ 9,993
12/31/2000          $16,491         $10,721        $10,677
 1/31/2001          $16,931         $10,738        $10,682
 2/28/2001          $16,824         $ 9,779        $ 9,745
 3/31/2001          $16,148         $ 9,053        $ 9,021
 4/30/2001          $16,620         $ 9,715        $ 9,670
 5/31/2001          $16,899         $ 9,256        $ 9,210
 6/30/2001          $16,779         $ 8,909        $ 8,866
 7/31/2001          $16,661         $ 8,920        $ 8,889
 8/31/2001          $16,499         $ 8,692        $ 8,660
 9/30/2001          $14,596         $ 7,818        $ 7,796
10/31/2001          $15,069         $ 8,078        $ 8,043
11/30/2001          $15,370         $ 8,410        $ 8,366
12/31/2001          $15,560         $ 8,632        $ 8,580
 1/31/2002          $15,876         $ 8,196        $ 8,133
 2/28/2002          $16,104         $ 8,184        $ 8,131
 3/31/2002          $16,714         $ 8,635        $ 8,575
 4/30/2002          $17,052         $ 8,585        $ 8,516
 5/31/2002          $17,139         $ 8,567        $ 8,500
 6/30/2002          $16,464         $ 8,265        $ 8,209
 7/31/2002          $15,179         $ 7,350        $ 7,296
 8/31/2002          $15,190         $ 7,353        $ 7,297
 9/30/2002          $14,214         $ 6,394        $ 6,337
10/31/2002          $14,235         $ 7,012        $ 6,950
11/30/2002          $14,367         $ 7,359        $ 7,291
12/31/2002          $14,215         $ 7,091        $ 7,028
 1/31/2003          $13,805         $ 6,758        $ 6,696
 2/28/2003          $13,374         $ 6,546        $ 6,478
 3/31/2003          $13,551         $ 6,446        $ 6,384
 4/30/2003          $14,624         $ 7,331        $ 7,256
 5/31/2003          $15,542         $ 7,820        $ 7,735
 6/30/2003          $15,730         $ 7,901        $ 7,815
 7/31/2003          $16,075         $ 8,059        $ 7,975
 8/31/2003          $16,409         $ 8,059        $ 7,961
 9/30/2003          $16,665         $ 8,226        $ 8,123
10/31/2003          $17,343         $ 8,768        $ 8,667
11/30/2003          $17,966         $ 9,139        $ 9,036
12/31/2003          $18,692         $ 9,894        $ 9,778
 1/31/2004          $18,883         $10,014        $ 9,894
 2/29/2004          $19,492         $10,316        $10,185
 3/31/2004          $19,401         $10,018        $ 9,871
 4/30/2004          $19,244         $ 9,927        $ 9,801
 5/31/2004          $19,277         $10,094        $ 9,973
 6/30/2004          $19,690         $10,235        $10,111
 7/31/2004          $19,451         $ 9,955        $ 9,834
 8/31/2004          $19,497         $ 9,972        $ 9,842
 9/30/2004          $20,053         $10,378        $10,237
10/31/2004          $20,552         $10,757        $10,607
11/30/2004          $21,630         $11,539        $11,387
12/31/2004          $22,511         $12,032        $11,870
 1/31/2005          $22,119         $11,818        $11,651
 2/28/2005          $23,215         $12,430        $12,235
 3/31/2005          $22,707         $12,103        $11,931
 4/30/2005          $22,396         $11,809        $11,648
 5/31/2005          $22,742         $11,872        $11,705
 6/30/2005          $23,255         $12,052        $11,871
 7/31/2005          $24,101         $12,508        $12,305
 8/31/2005          $24,472         $12,719        $12,491
 9/30/2005          $25,005         $13,057        $12,795
10/31/2005          $24,599         $12,630        $12,393
11/30/2005          $25,283         $12,866        $12,605
12/31/2005          $26,288         $13,320        $13,049
 1/31/2006          $27,152         $14,221        $13,903
 2/28/2006          $27,866         $14,253        $13,915
 3/31/2006          $29,220         $14,786        $14,462
 4/30/2006          $29,545         $15,580        $15,217
 5/31/2006          $28,493         $15,126        $14,823
 6/30/2006          $28,556         $15,183        $14,879
 7/31/2006          $28,837         $15,439        $15,108
 8/31/2006          $29,844         $15,924        $15,588
 9/30/2006          $30,341         $16,020        $15,723
10/31/2006          $31,297         $16,715        $16,399
11/30/2006          $31,820         $17,346        $16,986
12/31/2006          $33,149         $17,906        $17,532
 1/31/2007          $34,191         $17,988        $17,637
 2/28/2007          $33,739         $17,913        $17,575
 3/31/2007          $35,343         $18,583        $18,219
 4/30/2007          $37,099         $19,761        $19,420
 5/31/2007          $38,388         $20,110        $19,797
 6/30/2007          $38,518         $20,175        $19,800
 7/31/2007          $37,613         $19,806        $19,381
 8/31/2007          $37,324         $19,560        $19,170
 9/30/2007          $38,559         $20,585        $20,141
10/31/2007          $39,616         $21,598        $21,083
11/30/2007          $38,601         $20,934        $20,413
12/31/2007          $38,461         $20,621        $20,055
 1/31/2008          $34,812         $18,408        $17,965
 2/29/2008          $34,961         $18,749        $18,258
 3/31/2008          $34,320         $18,806        $18,340
 4/30/2008          $35,973         $19,677        $19,203
 5/31/2008          $36,644         $19,928        $19,338
 6/30/2008          $33,039         $18,214        $17,659
 7/31/2008          $32,205         $17,647        $17,153
 8/31/2008          $32,577         $16,862        $16,480
 9/30/2008          $29,798         $14,275        $13,997
10/31/2008          $26,560         $11,148        $11,024
11/30/2008          $25,456         $10,352        $10,274
12/31/2008          $25,716         $10,867        $10,814
Total Returns        157.16%           8.67%          8.14%

AVERAGE ANNUAL TOTAL RETURN

CLASS C   12/31/08
-------   --------
1-Year     -33.79%
5-Year      +6.59%
10-Year     +9.91%


                               14 | Annual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. BECAUSE THE FUND INVESTS IN ISSUERS LOCATED IN EUROPE, IT MAY EXPERIENCE GREATER VOLATILITY THAN A GEOGRAPHICALLY DIVERSIFIED FUND. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTIES. IN ADDITION, THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE CERTAIN RISKS, AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Sources: (C) 2009 Morningstar; MSCI, Inc. The MSCI AC Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the European region. The MSCI Europe Index is a market capitalization-weighted index designed to measure equity market performance in the European region in local currency and includes reinvested daily net dividends.


                               Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 7/1/08     VALUE 12/31/08   PERIOD* 7/1/08-12/31/08
                                           -----------------   --------------   -----------------------
CLASS Z
Actual                                           $1,000           $  782.30             $ 4.93
Hypothetical (5% return before expenses)         $1,000           $1,019.61             $ 5.58
CLASS A
Actual                                           $1,000           $  781.00             $ 6.27
Hypothetical (5% return before expenses)         $1,000           $1,018.10             $ 7.10
CLASS B
Actual                                           $1,000           $  778.30             $ 9.34
Hypothetical (5% return before expenses)         $1,000           $1,014.63             $10.58
CLASS C
Actual                                           $1,000           $  778.40             $ 9.21
Hypothetical (5% return before expenses)         $1,000           $1,014.78             $10.43

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.10%; A: 1.40%; B: 2.09%; and C: 2.06%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 17

Mutual European Fund

FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------------
CLASS Z                                                   2008        2007         2006        2005       2004
-------                                                 --------   ----------   ----------   --------   --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $  26.32   $    24.59   $    21.30   $  19.75   $  16.79
                                                        --------   ----------   ----------   --------   --------
Income from investment operations(a):
   Net investment income(b) .........................       0.48         0.46         0.62       0.42       0.37
   Net realized and unrealized gains (losses) .......      (8.90)        3.74         5.08       3.11       3.21
                                                        --------   ----------   ----------   --------   --------
Total from investment operations ....................      (8.42)        4.20         5.70       3.53       3.58
                                                        --------   ----------   ----------   --------   --------
Less distributions from:
   Net investment income ............................      (0.03)       (0.68)       (0.66)     (0.55)     (0.60)
   Net realized gains ...............................      (0.62)       (1.79)       (1.75)     (1.43)     (0.02)
                                                        --------   ----------   ----------   --------   --------
Total distributions .................................      (0.65)       (2.47)       (2.41)     (1.98)     (0.62)
                                                        --------   ----------   ----------   --------   --------
Redemption fees(c, d) ...............................         --           --           --         --         --
                                                        --------   ----------   ----------   --------   --------
Net asset value, end of year ........................   $  17.25   $    26.32   $    24.59   $  21.30   $  19.75
                                                        ========   ==========   ==========   ========   ========
Total return ........................................     (32.47)%      17.15%       27.30%     18.03%     21.58%

RATIOS TO AVERAGE NET ASSETS
Expenses(e, f) ......................................       1.09%        1.04%        1.05%      1.05%      1.07%
Expenses - excluding dividend expense on securities
   sold short(e) ....................................       1.09%        1.04%        1.04%      1.04%      1.07%
Net investment income ...............................       2.22%        1.65%        2.64%      1.99%      2.10%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $800,264   $1,250,521   $1,034,000   $788,228   $650,547
Portfolio turnover rate .............................      42.15%       39.60%       37.65%     29.84%     33.11%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Mutual European Fund

                                                                        YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------
CLASS A                                                   2008        2007        2006       2005       2004
-------                                                 --------   ----------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $  25.86   $    24.19   $  20.99   $  19.50   $  16.59
                                                        --------   ----------   --------   --------   --------
Income from investment operations (a):
   Net investment income (b) ........................       0.42         0.36       0.56       0.34       0.31
   Net realized and unrealized gains (losses) .......      (8.75)        3.70       4.98       3.07       3.16
                                                        --------   ----------   --------   --------   --------
Total from investment operations ....................      (8.33)        4.06       5.54       3.41       3.47
                                                        --------   ----------   --------   --------   --------
Less distributions from:
   Net investment income ............................      (0.02)       (0.60)     (0.59)     (0.49)     (0.54)
   Net realized gains ...............................      (0.62)       (1.79)     (1.75)     (1.43)     (0.02)
                                                        --------   ----------   --------   --------   --------
Total distributions .................................      (0.64)       (2.39)     (2.34)     (1.92)     (0.56)
                                                        --------   ----------   --------   --------   --------
Redemption fees (c, d) ..............................         --           --         --         --         --
                                                        --------   ----------   --------   --------   --------
Net asset value, end of year ........................     $16.89   $    25.86   $  24.19   $  20.99   $  19.50
                                                        ========   ==========   ========   ========   ========
Total return (e) ....................................     (32.68)%      16.86%     26.96%     17.56%     21.23%

RATIOS TO AVERAGE NET ASSETS
Expenses (f, g) .....................................       1.38%        1.34%      1.34%      1.38%      1.42%
Expenses - excluding dividend expense on securities
   sold short (f) ...................................       1.38%        1.34%      1.33%      1.37%      1.42%
Net investment income ...............................       1.93%        1.35%      2.35%      1.66%      1.75%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $688,842   $1,333,176   $964,717   $707,995   $545,120
Portfolio turnover rate .............................      42.15%       39.60%     37.65%     29.84%     33.11%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Mutual European Fund

                                                                      YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
CLASS B                                                    2008       2007      2006      2005      2004
-------                                                  -------    -------   --------  -------   -------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year...................    $ 25.24    $ 23.65   $ 20.58   $ 19.14   $ 16.31
                                                         -------    -------   -------   -------   -------
Income from investment operations (a):
  Net investment income (b)..........................       0.27       0.18      0.38      0.21      0.19
  Net realized and unrealized gains (losses).........      (8.51)      3.60      4.87      3.01      3.10
                                                         -------    -------   -------   -------   -------
Total from investment operations.....................      (8.24)      3.78      5.25      3.22      3.29
                                                         -------    -------   -------   -------   -------
Less distributions from:
   Net investment income.............................      (0.01)     (0.40)    (0.43)    (0.35)    (0.44)
   Net realized gains................................      (0.62)     (1.79)    (1.75)    (1.43)    (0.02)
                                                         -------    -------   -------   -------   -------
Total distributions..................................      (0.63)     (2.19)    (2.18)    (1.78)    (0.46)
                                                         -------    -------   -------   -------   -------
Redemption fees (c, d) ..............................         --         --        --        --        --
                                                         -------    -------   -------   -------   -------
Net asset value, end of year.........................    $ 16.37    $ 25.24   $ 23.65   $ 20.58   $ 19.14
                                                         =======    =======   =======   =======   =======
Total return (e).....................................     (33.15)%    16.05%    26.01%    16.87%    20.41%
RATIOS TO AVERAGE NET ASSETS
Expenses (f, g)......................................       2.09%     2.04%      2.05%     2.05%     2.07%
Expenses - excluding dividend expense on
   securities sold short (f).........................       2.09%     2.04%      2.04%     2.04%     2.07%
Net investment income................................       1.22%     0.65%      1.64%     0.99%     1.10%
SUPPLEMENTAL DATA
Net assets, end of year (000's)......................    $30,017    $65,317   $63,219   $55,303   $50,216
Portfolio turnover rate..............................      42.15%     39.60%    37.65%    29.84%    33.11%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Mutual European Fund

                                                                         YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------
CLASS C                                                     2008        2007       2006       2005       2004
-------                                                   --------    --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year.....................   $  25.82    $  24.17   $  20.98   $  19.50   $  16.60
                                                          --------    --------   --------   --------   --------
Income from investment operations (a):
   Net investment income (b)...........................       0.28        0.17       0.38       0.21       0.20
   Net realized and unrealized gains (losses)..........      (8.71)       3.69       4.99       3.05       3.15
                                                          --------    --------   --------   --------   --------
Total from investment operations.......................      (8.43)       3.86       5.37       3.26       3.35
                                                          --------    --------   --------   --------   --------
Less distributions from:
   Net investment income...............................      (0.01)      (0.42)     (0.43)     (0.35)     (0.43)
   Net realized gains..................................      (0.62)      (1.79)     (1.75)     (1.43)     (0.02)
                                                          --------    --------   --------   --------   --------
Total distributions....................................      (0.63)      (2.21)     (2.18)     (1.78)     (0.45)
                                                          --------    --------   --------   --------   --------
Redemption fees (c, d) ................................         --          --         --         --         --
                                                          --------    --------   --------   --------   --------
Net asset value, end of year...........................   $  16.76    $  25.82   $  24.17   $  20.98     $19.50
                                                          ========    ========   ========   ========   ========
Total return (e).......................................     (33.14)%     16.03%     26.10%     16.78%     20.43%
RATIOS TO AVERAGE NET ASSETS
Expenses (f, g)........................................       2.08%       2.04%      2.05%      2.05%      2.07%
Expenses - excluding dividend expense on
   securities sold short (f)...........................       2.08%       2.04%      2.04%      2.04%      2.07%
Net investment income..................................       1.23%       0.65%      1.64%      0.99%      1.10%
SUPPLEMENTAL DATA
Net assets, end of year (000's)........................   $189,244    $384,861   $303,259   $242,894   $205,197
Portfolio turnover rate................................      42.15%      39.60%     37.65%     29.84%     33.11%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 21

Mutual European Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

                                                                                SHARES/WARRANTS/
                                                                   COUNTRY          CONTRACTS               VALUE
                                                               --------------   ----------------       --------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS 77.6%
        AIR FREIGHT & LOGISTICS 0.5%
        Deutsche Post AG ...................................       Germany               533,826       $    8,811,829
                                                                                                       --------------
        AUTO COMPONENTS 1.1%
(a)     Continental AG .....................................       Germany               185,030           18,705,995
                                                                                                       --------------
        AUTOMOBILES 0.5%
        Daimler AG .........................................       Germany               235,560            8,695,726
                                                                                                       --------------
        BEVERAGES 3.1%
        Carlsberg AS, A ....................................       Denmark                28,600            1,031,618
        Carlsberg AS, B ....................................       Denmark               612,720           19,712,619
(b)     Pernod Ricard SA ...................................       France                446,741           33,089,191
                                                                                                       --------------
                                                                                                           53,833,428
                                                                                                       --------------
        CHEMICALS 3.7%
        Akzo Nobel NV ......................................     Netherlands             113,109            4,656,240
        Koninklijke DSM NV .................................     Netherlands             398,745           10,217,381
        Linde AG ...........................................       Germany               402,392           33,675,485
        Sika AG ............................................     Switzerland               8,141            6,861,036
        Symrise AG .........................................       Germany               509,462            7,109,560
                                                                                                       --------------
                                                                                                           62,519,702
                                                                                                       --------------
        COMMERCIAL BANKS 1.5%
        BNP Paribas SA .....................................       France                146,250            6,186,167
        Intesa Sanpaolo SpA ................................        Italy              3,335,212           11,833,953
        Unione di Banche Italiane Scpa .....................        Italy                532,914            7,667,837
                                                                                                       --------------
                                                                                                           25,687,957
                                                                                                       --------------
        CONSTRUCTION MATERIALS 1.1%
        CRH PLC ............................................       Ireland               775,614           19,521,740
                                                                                                       --------------
        DIVERSIFIED FINANCIAL SERVICES 4.5%
(b)     Deutsche Boerse AG .................................       Germany               255,721           18,164,794
        Groupe Bruxelles Lambert SA ........................       Belgium               319,534           25,405,298
        Guinness Peat Group PLC ............................   United Kingdom         10,294,556            6,015,109
        Investor AB, B .....................................       Sweden              1,534,613           22,963,259
(a,c)   Marconi Corp., Contingent Distribution .............   United Kingdom         28,582,000                   --
        Oslo Bors VPS Holding ASA ..........................       Norway                340,000            3,666,506
                                                                                                       --------------
                                                                                                           76,214,966
                                                                                                       --------------
        DIVERSIFIED TELECOMMUNICATION SERVICES 5.1%
(a,d,e) AboveNet Inc. ......................................    United States             92,335            4,616,750
(a,d,e) AboveNet Inc., stock grant, grant price $20.95,
           expiration date 9/09/13 .........................    United States                117                  263
(a,d,e) AboveNet Inc., wts., 9/08/10 .......................    United States              3,781               15,124
        Koninklijke (Royal) KPN NV .........................     Netherlands           2,693,008           39,087,273
        Telefonica SA ......................................        Spain              1,975,274           43,778,107
                                                                                                       --------------
                                                                                                           87,497,517
                                                                                                       --------------


                               22 | Annual Report

Mutual European Fund

                                                                                SHARES/WARRANTS/
                                                                   COUNTRY          CONTRACTS               VALUE
                                                               --------------   ----------------       --------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        ELECTRIC UTILITIES 4.9%
        E.ON AG ............................................       Germany             1,072,050       $   42,003,312
        Electricite de France ..............................       France                673,852           39,103,262
        Union Electrica Fenosa SA ..........................        Spain                124,834            3,094,867
                                                                                                       --------------
                                                                                                           84,201,441
                                                                                                       --------------
        ENERGY EQUIPMENT & SERVICES 0.8%
(f)     Bourbon SA .........................................       France                373,667            9,425,874
(a)     Compagnie Generale de Geophysique SA ...............       France                236,970            3,512,365
                                                                                                       --------------
                                                                                                           12,938,239
                                                                                                       --------------
        FOOD & STAPLES RETAILING 1.9%
        Carrefour SA .......................................       France                846,724           32,582,970
                                                                                                       --------------
        FOOD PRODUCTS 8.0%
        Cadbury PLC ........................................   United Kingdom          3,156,509           27,914,998
        CSM NV .............................................     Netherlands             816,226           13,125,281
        Groupe Danone ......................................       France                556,240           33,584,990
        Nestle SA ..........................................     Switzerland           1,370,370           53,382,706
        Rieber & Son ASA ...................................       Norway              1,548,350            7,903,323
                                                                                                       --------------
                                                                                                          135,911,298
                                                                                                       --------------
        HEALTH CARE PROVIDERS & SERVICES 1.0%
        Rhoen-Klinikum AG ..................................       Germany               746,476           17,817,622
                                                                                                       --------------
        HOTELS, RESTAURANTS & LEISURE 1.3%
        Accor SA ...........................................       France                448,873           22,037,112
                                                                                                       --------------
        INDUSTRIAL CONGLOMERATES 2.7%
        Koninklijke Philips Electronics NV .................     Netherlands             698,632           13,510,487
(e)     Orkla ASA ..........................................       Norway              2,445,205           15,979,434
        Siemens AG .........................................       Germany               232,241           17,143,162
                                                                                                       --------------
                                                                                                           46,633,083
                                                                                                       --------------
        INSURANCE 4.1%
        AXA SA .............................................       France                964,589           21,371,496
        Brit Insurance Holdings PLC ........................   United Kingdom          1,773,603            5,718,387
        Lancashire Holdings Ltd. ...........................   United Kingdom          1,639,810           10,035,152
(a,d)   Olympus Re Holdings Ltd. ...........................    United States             16,080               37,749
        White Mountains Insurance Group Ltd. ...............    United States             57,372           15,324,635
        Zurich Financial Services AG .......................     Switzerland              84,930           18,053,292
                                                                                                       --------------
                                                                                                           70,540,711
                                                                                                       --------------
        MACHINERY 2.8%
        AB SKF, B ..........................................       Sweden              1,404,177           13,872,960
        Schindler Holding AG ...............................     Switzerland             406,243           18,297,863
        Schindler Holding AG, Registered ...................     Switzerland             352,315           15,522,447
                                                                                                       --------------
                                                                                                           47,693,270
                                                                                                       --------------
        MARINE 2.0%
        A.P. Moller - Maersk AS ............................       Denmark                 6,379           33,675,233
                                                                                                       --------------


                               Annual Report | 23

Mutual European Fund

                                                                                SHARES/WARRANTS/
                                                                   COUNTRY          CONTRACTS               VALUE
                                                               --------------   ----------------       --------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        MEDIA 1.9%
(a)     Eutelsat Communications ............................       France              1,394,206       $   32,995,597
                                                                                                       --------------
        METALS & MINING 3.5%
        Anglo American PLC .................................   United Kingdom            963,394           21,753,535
        Anglo American PLC, ADR ............................   United Kingdom            341,070            3,963,234
        ArcelorMittal ......................................     Netherlands           1,076,656           25,593,298
(a,g)   Globe Specialty Metals Inc., 144A ..................    United States          1,430,000            7,865,000
                                                                                                       --------------
                                                                                                           59,175,067
                                                                                                       --------------
        MULTI-UTILITIES 5.6%
        GDF Suez ...........................................       France              1,056,138           52,167,882
        RWE AG .............................................       Germany               434,224           38,452,420
(a)     Suez Environnement SA                                      France                309,885            5,221,412
                                                                                                       --------------
                                                                                                           95,841,714
                                                                                                       --------------
        MULTILINE RETAIL 1.0%
        Jelmoli Holding AG .................................     Switzerland               8,844           16,314,898
                                                                                                       --------------
        OIL, GAS & CONSUMABLE FUELS 5.5%
        Eni SpA ............................................        Italy              1,215,535           28,452,687
(a,d,h) Euro Wagon LP ......................................   Jersey Islands         16,127,149            8,492,240
        Royal Dutch Shell PLC, A ...........................   United Kingdom          1,097,394           28,771,614
        Total SA, B ........................................       France                511,908           27,851,816
                                                                                                       --------------
                                                                                                           93,568,357
                                                                                                       --------------
        PHARMACEUTICALS 3.9%
        GlaxoSmithKline PLC ................................   United Kingdom          1,396,803           26,205,092
        Novartis AG ........................................     Switzerland             824,734           40,699,955
                                                                                                       --------------
                                                                                                           66,905,047
                                                                                                       --------------
        REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%i
(j)     Canary Wharf Group PLC .............................   United Kingdom            192,100              740,483
                                                                                                       --------------
        TOBACCO 4.0%
        British American Tobacco PLC .......................   United Kingdom          1,581,901           41,588,018
        Imperial Tobacco Group PLC .........................   United Kingdom          1,023,834           27,664,173
                                                                                                       --------------
                                                                                                           69,252,191
                                                                                                       --------------
        TRANSPORTATION INFRASTRUCTURE 0.0%i
(a)     Groupe Eurotunnel SA ...............................       France                  5,749               30,949
(a)     Groupe Eurotunnel SA, wts., 12/30/11 ...............       France                444,134               50,925
                                                                                                       --------------
                                                                                                               81,874
                                                                                                       --------------
        WIRELESS TELECOMMUNICATION SERVICES 1.6%
        Vodafone Group PLC .................................   United Kingdom         13,089,041           26,572,906
                                                                                                       --------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
           (COST $1,291,583,591) ...........................                                            1,326,967,973
                                                                                                       --------------


                               24 | Annual Report

Mutual European Fund

                                                                   COUNTRY           SHARES                 VALUE
                                                               --------------   ----------------       --------------
        PREFERRED STOCKS 0.1%
        AUTOMOBILES 0.1%
        Porsche Automobile Holding SE, pfd. ................       Germany            14,206           $    1,108,227
                                                                                                       --------------
        DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(i)
(a,d)   PTV Inc., 10.00%, pfd., A ..........................   United Kingdom         46,841                   42,157
                                                                                                       --------------
        TOTAL PREFERRED STOCKS (COST $938,389) .............                                                1,150,384
                                                                                                       --------------

                                                                                    PRINCIPAL
                                                                                    AMOUNT(k)
                                                                                ----------------
        CORPORATE BONDS & NOTES 0.5%
        Groupe Eurotunnel SA, cvt., sub. bond, NRS I,
           T2, 3.00%, 7/28/09 ..............................       France                  8,000 EUR            9,508
           T2, 3.00%, 7/28/09 ..............................       France                  9,616 GBP           14,045
           T3, 3.00%, 7/28/10 ..............................       France              3,439,700 EUR        4,088,273
           T3, 3.00%, 7/28/10 ..............................       France              2,751,256 GBP        4,018,347
                                                                                                       --------------
        TOTAL CORPORATE BONDS & NOTES (COST $20,759,751) ...                                                8,130,173
                                                                                                       --------------
        TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
           (COST $1,313,281,731) ...........................                                            1,336,248,530
                                                                                                       --------------
        SHORT TERM INVESTMENTS 22.2%
        FOREIGN GOVERNMENT AND AGENCY SECURITIES 21.6%
(l)     Belgium Treasury Bills, 2/19/09 - 5/14/09 ..........       Belgium            20,000,000 EUR       27,860,918
(l)     Dutch Treasury Bill, 2/18/09 .......................     Netherlands          20,000,000 EUR       27,910,348
(l)     French Treasury Bills,
           1/22/09 .........................................       France             15,000,000 EUR       20,953,945
           2/19/09 .........................................       France             20,000,000 EUR       27,928,526
           3/26/09 - 9/24/09 ...............................       France             50,000,000 EUR       69,369,874
           5/20/09 .........................................       France             20,000,000 EUR       27,783,383
(l)     German Treasury Bills,
           1/14/09 .........................................       Germany            20,000,000 EUR       27,953,556
           4/22/09 .........................................       Germany            30,000,000 EUR       41,755,469
           5/13/09 .........................................       Germany            30,000,000 EUR       41,716,247
           6/17/09 .........................................       Germany            15,000,000 EUR       20,813,941
        Government of Germany,
           3.75%, 3/13/09 ..................................       Germany            10,000,000 EUR       14,047,490
           4.00%, 9/11/09 ..................................       Germany            15,000,000 EUR       21,305,898
        TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
           (COST $349,485,927) .............................                                              369,399,595
                                                                                                       --------------
        U.S. GOVERNMENT AND AGENCY SECURITIES
           (COST $4,952,750) 0.3%
(l)     FHLB, 5/06/09 ......................................    United States          5,000,000            4,996,125
                                                                                                       --------------
        TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
           (COST $1,667,720,408) ...........................                                            1,710,644,250
                                                                                                       --------------


                               Annual Report | 25

Mutual European Fund

                                                                   COUNTRY      SHARES/CONTRACTS            VALUE
                                                               --------------   ----------------       --------------

        SHORT TERM INVESTMENTS (CONTINUED)
(m)     INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
           SECURITIES 0.3%
        MONEY MARKET FUNDS (COST $4,702,865) 0.3%
(n)     Bank of New York Institutional Cash Reserve Fund,
           0.09% ...........................................    United States          4,702,865       $    4,655,836
                                                                                                       --------------
        TOTAL INVESTMENTS (COST $1,672,423,273) 100.4% .....                                            1,715,300,086
        OPTIONS WRITTEN (0.1)% .............................                                               (2,114,131)
        NET UNREALIZED DEPRECIATION ON FORWARD EXCHANGE
           CONTRACTS (0.5)% ................................                                               (7,775,946)
        OTHER ASSETS, LESS LIABILITIES 0.2% ................                                                2,957,032
                                                                                                       --------------
        NET ASSETS 100.0% ..................................                                           $1,708,367,041
                                                                                                       ==============
(o)     OPTIONS WRITTEN 0.1%
        CALL OPTIONS 0.1%
        BEVERAGES 0.1%
        Pernod Ricard SA, Jun. 52 Calls, 6/19/09 ...........       France                    186       $      200,004
        Pernod Ricard SA, Jun. 52 Calls, 6/19/09 ...........       France                    840              929,087
                                                                                                       --------------
                                                                                                            1,129,091
                                                                                                       --------------
        DIVERSIFIED FINANCIAL SERVICES 0.0%(i)
        Deutsche Boerse AG, Jun. 64 Calls, 6/19/09 .........       Germany                   484              195,589
                                                                                                       --------------
        PUT OPTIONS 0.0%(i)
        INSURANCE 0.0%(i)
        AXA SA, Mar. 9.6 Puts, 3/20/09 .....................       France                 41,956              264,002
                                                                                                       --------------
        METALS & MINING 0.0%(i)
        Anglo American PLC, Mar. 11 Puts, 3/20/09 ..........   United Kingdom                154              175,441
        ArcelorMittal, Mar. 14 Puts, 3/20/09 ...............     Netherlands               1,414              286,694
                                                                                                       --------------
                                                                                                              462,135
                                                                                                       --------------
        WIRELESS TELECOMUNICATION SERVICES 0.0%(i)
        Vodafone Group PLC, Mar. 100 Puts, 3/20/09 .........   United Kingdom              1,734               63,314
                                                                                                       --------------
        TOTAL OPTIONS WRITTEN
           (PREMIUMS RECEIVED $3,126,687) ..................                                           $    2,114,131
                                                                                                       --------------


                               26 | Annual Report

Mutual European Fund

See Abbreviations on page 46.

(a)  Non-income producing for the twelve months ended December 31, 2008.

(b) A portion or all of the security is held in connection with written option contracts open at year end.

(c) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d)  See Note 10 regarding restricted and illiquid securities.

(e)  See Note 12 regarding other considerations.

(f) A portion or all of the security is on loan at December 31, 2008. See Note 1(g).

(g) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2008, the aggregate value of these securities was $7,865,000, representing 0.46% of net assets.

(h)  See Note 11 regarding holdings of 5% voting securities.

(i)  Rounds to less than 0.1% of net assets.

(j) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2008, the value of these securities was $740,483, representing 0.04% of net assets.

(k)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(l)  The security is traded on a discount basis with no stated coupon rate.

(m)  See Note 1(g) regarding securities on loan.

(n)  The rate shown is the annualized seven-day yield at period end.

(o)  See Note 1(e) regarding written options.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Mutual European Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...................................   $1,666,125,030
      Cost - Controlled affiliated issuers (Note 11) ................        6,298,243
                                                                        --------------
      Total cost of investments .....................................   $1,672,423,273
                                                                        ==============
      Value - Unaffiliated issuers ..................................   $1,706,807,846
      Value - Controlled affiliated issuers (Note 11) ...............        8,492,240
                                                                        --------------
      Total value of investments (includes securities loaned in
         the amount of $4,459,889) ..................................    1,715,300,086
   Cash .............................................................        1,559,461
   Cash on deposit with brokers for written options .................          881,905
   Foreign currency, at value (cost $24,401,370) ....................       24,265,829
   Receivables:
      Investment securities sold ....................................        1,996,798
      Capital shares sold ...........................................        1,998,310
      Dividends and interest ........................................        3,049,903
   Unrealized appreciation on forward exchange contracts (Note 8) ...       62,395,293
                                                                        --------------
         Total assets ...............................................    1,811,447,585
                                                                        --------------
Liabilities:
   Payables:
      Investment securities purchased ...............................       17,074,021
      Capital shares redeemed .......................................        6,059,953
      Affiliates ....................................................        2,215,306
   Options written, at value (premiums received $3,126,687) .........        2,114,131
   Payable upon return of securities loaned .........................        4,702,865
   Unrealized depreciation on forward exchange contracts (Note 8) ...       70,171,239
   Accrued expenses and other liabilities ...........................          743,029
                                                                        --------------
         Total liabilities ..........................................      103,080,544
                                                                        --------------
            Net assets, at value ....................................   $1,708,367,041
                                                                        ==============
Net assets consist of:
   Paid-in capital ..................................................   $1,781,472,280
   Undistributed net investment income ..............................       47,634,774
   Net unrealized appreciation (depreciation) .......................       36,188,645
   Accumulated net realized gain (loss) .............................     (156,928,658)
                                                                        --------------
            Net assets, at value ....................................   $1,708,367,041
                                                                        ==============

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Mutual European Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2008

CLASS Z:
   Net assets, at value .............................................   $800,263,614
                                                                        ------------
   Shares outstanding ...............................................     46,383,560
                                                                        ------------
   Net asset value and maximum offering price per share .............   $      17.25
                                                                        ------------
CLASS A:
   Net assets, at value .............................................   $688,841,938
                                                                        ------------
   Shares outstanding ...............................................     40,773,895
                                                                        ------------
   Net asset value per share(a) .....................................   $      16.89
                                                                        ------------
   Maximum offering price per share (net asset value per
      share / 94.25%) ...............................................   $      17.92
                                                                        ------------
CLASS B:
   Net assets, at value .............................................   $ 30,017,271
                                                                        ------------
   Shares outstanding ...............................................      1,833,417
                                                                        ------------
   Net asset value and maximum offering price per share(a) ..........   $      16.37
                                                                        ------------
CLASS C:
   Net assets, at value .............................................   $189,244,218
                                                                        ------------
   Shares outstanding ...............................................     11,290,250
                                                                        ------------
   Net asset value and maximum offering price per share(a) ..........   $      16.76
                                                                        ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Mutual European Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2008

Investment income:
   Dividends (net of foreign taxes of $9,881,914) ...................   $  71,863,049
   Interest .........................................................       7,881,421
   Income from securities loaned ....................................          28,476
                                                                        -------------
         Total investment income ....................................      79,772,946
                                                                        -------------
Expenses:
   Management fees (Note 3a) ........................................      18,781,137
   Administrative fees (Note 3b) ....................................       1,834,208
   Distribution fees: (Note 3c)
      Class A .......................................................       3,005,990
      Class B .......................................................         474,457
      Class C .......................................................       2,861,022
   Transfer agent fees (Note 3e) ....................................       4,186,265
   Custodian fees (Note 4) ..........................................         536,702
   Reports to shareholders ..........................................         195,002
   Registration and filing fees .....................................         203,101
   Professional fees ................................................         222,722
   Trustees' fees and expenses ......................................         109,050
   Dividends on securities sold short ...............................         156,559
   Other ............................................................          84,358
                                                                        -------------
         Total expenses .............................................      32,650,573
                                                                        -------------
         Expense reductions (Note 4) ................................          (3,876)
                                                                        -------------
            Net expenses ............................................      32,646,697
                                                                        -------------
               Net investment income ................................      47,126,249
                                                                        -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers .......................................    (263,163,135)
         Non-controlled affiliated issuers (Note 11) ................      26,692,621
      Written options ...............................................       1,311,609
      Foreign currency transactions .................................      70,849,368
      Synthetic equity swaps ........................................        (625,394)
                                                                        -------------
            Net realized gain (loss) ................................    (164,934,931)
                                                                        -------------
Net change in unrealized appreciation (depreciation) on:
   Investments ......................................................    (826,213,538)
   Translation of other assets and liabilities denominated in
      foreign currencies ............................................       3,228,961
                                                                        -------------
            Net change in unrealized appreciation (depreciation) ....    (822,984,577)
                                                                        -------------
Net realized and unrealized gain (loss) .............................    (987,919,508)
                                                                        -------------
Net increase (decrease) in net assets resulting from operations .....   $(940,793,259)
                                                                        =============

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Mutual European Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED DECEMBER 31,
                                                                        --------------------------------
                                                                              2008             2007
                                                                        ---------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................................   $    47,126,249   $   38,303,729
      Net realized gain (loss) from investments, written options, securities sold short, synthetic equity swaps, and foreign
         currency transactions ......................................      (164,934,931)     292,362,144
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and liabilities
         denominated in foreign currencies ..........................      (822,984,577)      76,646,805
                                                                        ---------------   --------------
            Net increase (decrease) in net assets resulting from
               operations ...........................................      (940,793,259)     407,312,678
                                                                        ---------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ....................................................        (1,344,248)     (29,457,929)
         Class A ....................................................        (1,021,671)     (28,346,985)
         Class B ....................................................           (10,630)        (963,571)
         Class C ....................................................           (71,542)      (5,742,756)
      Net realized gains:
         Class Z ....................................................       (28,735,359)     (77,736,999)
         Class A ....................................................       (28,582,364)     (84,839,816)
         Class B ....................................................        (1,314,467)      (4,299,240)
         Class C ....................................................        (8,013,566)     (24,673,303)
                                                                        ---------------   --------------
   Total distributions to shareholders ..............................       (69,093,847)    (256,060,599)
                                                                        ---------------   --------------
   Capital share transactions: (Note 2)
         Class Z ....................................................       (21,190,077)     143,919,250
         Class A ....................................................      (206,303,695)     313,315,961
         Class B ....................................................       (15,249,087)      (2,507,612)
         Class C ....................................................       (72,883,564)      62,682,338
                                                                        ---------------   --------------
   Total capital share transactions .................................      (315,626,423)     517,409,937
                                                                        ---------------   --------------
   Redemption fees ..................................................             6,214           17,946
                                                                        ---------------   --------------
            Net increase (decrease) in net assets ...................    (1,325,507,315)     668,679,962
Net assets:
   Beginning of year ................................................     3,033,874,356    2,365,194,394
                                                                        ---------------   --------------
   End of year ......................................................   $ 1,708,367,041   $3,033,874,356
                                                                        ===============   ==============
Undistributed net investment income included in net assets:
   End of year ......................................................   $    47,634,774   $    1,270,818
                                                                        ===============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Mutual European Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net assets value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the


                               32 | Annual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                               Annual Report | 33

Mutual European Fund

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized appreciation or depreciation on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                               34 | Annual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.


                               Annual Report | 35

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                               36 | Annual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------
                                                                    2008                        2007
                                                       ---------------------------   ---------------------------
                                                          SHARES        AMOUNT          SHARES         AMOUNT
                                                       -----------   -------------   -----------   -------------
CLASS Z SHARES:
   Shares sold .....................................     6,362,672   $ 139,583,893     8,588,857   $ 236,306,017
   Shares issued in reinvestment of distributions ..     1,334,515      28,398,589     3,857,533     100,877,481
   Shares redeemed .................................    (8,831,021)   (189,172,559)   (6,985,286)   (193,264,248)
                                                       -----------   -------------   -----------   -------------
   Net increase (decrease) .........................    (1,133,834)  $ (21,190,077)    5,461,104   $ 143,919,250
                                                       ===========   =============   ===========   =============
CLASS A SHARES:
   Shares sold .....................................    11,146,433   $ 237,432,604    20,148,175   $ 546,548,967
   Shares issued in reinvestment of distributions ..       996,973      20,786,953     3,168,417      81,378,544
   Shares redeemed .................................   (22,931,814)   (464,523,252)  (11,635,446)   (314,611,550)
                                                       -----------   -------------   -----------   -------------
   Net increase (decrease) .........................   (10,788,408)  $(206,303,695)   11,681,146   $ 313,315,961
                                                       ===========   =============   ===========   =============


                               Annual Report | 37

Mutual European Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      YEAR ENDED DECEMBER 31,
                                      ------------------------------------------------------
                                                 2008                         2007
                                      --------------------------   -------------------------
                                        SHARES         AMOUNT        SHARES         AMOUNT
                                      ----------   -------------   ----------   ------------
CLASS B SHARES:
   Shares sold ....................       49,442   $   1,083,347      235,198   $  6,197,833
   Shares issued in reinvestment of
      distributions ...............       58,945       1,194,222      188,922      4,735,011
   Shares redeemed ................     (863,163)    (17,526,656)    (508,873)   (13,440,456)
                                      ----------   -------------   ----------   ------------
   Net increase (decrease) ........     (754,776)  $ (15,249,087)     (84,753)  $ (2,507,612)
                                      ==========   =============   ==========   ============
CLASS C SHARES:
   Shares sold ....................    1,111,026   $  24,508,416    3,438,611   $ 92,797,536
   Shares issued in reinvestment of
      distributions ...............      333,804       6,907,799    1,035,139     26,543,890
   Shares redeemed ................   (5,062,256)   (104,299,779)  (2,115,360)   (56,659,088)
                                      ----------   -------------   ----------   ------------
   Net increase (decrease) ........   (3,617,426)  $ (72,883,564)   2,358,390   $ 62,682,338
                                      ==========   =============   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
-------------------------------------------------------------   ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ------------------------------------------------
       0.800%         Up to and including $1 billion
       0.770%         Over $1  billion, up to and including $2 billion
       0.750%         Over $2  billion, up to and including $5 billion
       0.730%         In excess of $5 billion


                               38 | Annual Report

Mutual European Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.35%
Class B ...   1.00%
Class C ...   1.00%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $225,775
Contingent deferred sales charges retained ......   $ 85,057

E. TRANSFER AGENT FEES

For the year ended December 31, 2008, the Fund paid transfer agent fees of $4,186,265, of which $2,603,571 was retained by Investor Services.


                               Annual Report | 39

Mutual European Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996 the Plan was closed to new participants.

During the year ended December 31, 2008, the Fund's projected benefit obligation and benefit payments under the plan were as follows:

(a) Projected benefit obligation at December 31, 2008 ...   $63,617
(b) Increase in projected benefit obligation ............   $ 5,810
    Benefit payments made to retired trustees ...........   $ 1,168

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $58,865,131 expiring in 2016.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $108,888,655.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

                                    2008          2007
                                -----------   ------------
Distributions paid from:
   Ordinary income ..........   $18,745,741   $ 64,511,241
   Long term capital gain ...    50,348,106    191,549,358
                                -----------   ------------
                                $69,093,847   $256,060,599
                                ===========   ============


                               40 | Annual Report

Mutual European Fund

6. INCOME TAXES (CONTINUED)

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ......................................   $1,676,756,739
                                                             ==============
Unrealized appreciation ..................................   $  202,505,789
Unrealized depreciation ..................................     (163,962,442)
                                                             --------------
Net unrealized appreciation (depreciation) ...............   $   38,543,347
                                                             ==============
Distributable earnings - undistributed ordinary income ...   $   49,866,265
                                                             ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, synthetic equity swaps, pass-through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, synthetic equity swaps, pass-through entity income, and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2008, aggregated $911,365,746 and $1,150,724,555, respectively.

Transactions in options written during the year ended December 31, 2008, were as follows:

                                               NUMBER OF     PREMIUMS
                                               CONTRACTS     RECEIVED
                                               ---------   -----------
Options outstanding at December 31, 2007 ...    180,000    $ 1,311,609
Options written ............................     46,768      3,126,687
Options expired ............................   (180,000)    (1,311,609)
Options exercised ..........................         --             --
Options closed .............................         --             --
                                               --------    -----------
Options outstanding at December 31, 2008 ...     46,768    $ 3,126,687
                                               ========    ===========


                               Annual Report | 41

Mutual European Fund

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                            CONTRACT     SETTLEMENT    UNREALIZED      UNREALIZED
                                             AMOUNT         DATE      APPRECIATION    DEPRECIATION
                                          ------------   ----------   ------------   -------------
CONTRACTS TO BUY
  1,440,000   British Pound Sterling ..   $  2,558,262     1/12/09    $        --    $   (455,768)
 16,107,145   Norwegian Krone .........      2,570,000     1/12/09             --        (256,220)
  8,975,525   Norwegian Krone .........      1,270,000     1/12/09         19,328              --
154,401,157   Danish Krone ............     26,213,042     1/23/09      2,743,663              --
  9,204,119   Danish Krone ............      1,767,427     1/23/09             --         (41,268)
 64,014,581   Swiss Franc .............     55,523,386     2/09/09      4,451,431              --
 18,531,476   Euro ....................     26,643,018     2/13/09             --        (775,508)
  8,110,142   Euro ....................     10,385,700     2/13/09        934,993              --
 23,796,165   British Pound Sterling ..     43,270,038     3/10/09             --      (8,564,914)
164,600,709   Swedish Krona ...........     22,923,970     3/16/09             --      (1,891,927)
117,352,063   Swedish Krona ...........     14,650,815     3/16/09        344,539              --
 10,277,053   Norwegian Krone .........      1,425,000     5/19/09         43,696              --
    750,000   New Zealand Dollar ......        405,893     9/10/09         22,610              --
CONTRACTS TO SELL
 27,834,324   British Pound Sterling ..     44,967,339     1/12/09      4,327,418              --
  2,154,730   British Pound Sterling ..      3,117,779     1/12/09             --         (28,266)
 72,206,175   Euro ....................     98,841,510     1/14/09             --      (2,059,375)
183,678,648   Danish Krone ............     37,801,949     1/23/09      3,354,484              --
 83,929,114   Danish Krone ............     14,821,828     1/23/09             --        (918,408)
166,000,000   Euro ....................    242,833,100     1/26/09     10,992,713              --
 91,715,033   Swiss Franc .............     87,161,410     2/09/09      1,306,094              --
 27,438,539   Swiss Franc .............     24,058,251     2/09/09             --      (1,648,726)
121,000,000   Euro ....................    179,842,300     2/13/09     10,942,175              --
 11,711,171   Euro ....................     15,036,207     2/13/09             --      (1,311,052)
126,012,586   Euro ....................    164,000,771     2/27/09             --     (11,832,893)
 93,600,000   Swiss Franc .............     84,525,901     3/09/09             --      (3,197,546)
 40,000,000   British Pound Sterling ..     69,366,150     3/10/09     11,028,810              --
 55,750,401   Euro ....................     73,708,998     3/13/09             --      (4,057,343)
471,690,458   Swedish Krona ...........     69,260,950     3/16/09      8,990,166              --
 98,281,997   Swedish Krona ...........     12,212,774     3/16/09             --        (345,320)
 66,416,022   Euro ....................     86,106,708     4/30/09             --      (6,441,075)
 25,095,420   British Pound Sterling ..     39,030,907     5/12/09      2,437,641              --
177,099,640   Euro ....................    223,685,345     5/13/09             --     (23,029,333)
218,070,936   Norwegian Krone .........     30,912,453     5/19/09             --        (252,110)
 29,500,000   Euro ....................     38,414,900     5/29/09             --      (2,667,592)
 10,345,021   New Zealand Dollar ......      5,513,896     9/10/09             --        (396,595)
 18,315,522   British Pound Sterling ..     27,164,109     9/14/09        455,532              --
                                                                      -----------    ------------
Unrealized appreciation (depreciation)
   on forward exchange contracts .................................     62,395,293     (70,171,239)
                                                                      -----------    ------------
      NET UNREALIZED DEPRECIATION ON FORWARD EXCHANGE CONTRACTS ..                   $ (7,775,946)
                                                                                     ============


                               42 | Annual Report

Mutual European Fund

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

SHARES/WARRANTS/                                                              ACQUISITION
CONTRACTS          ISSUER                                                        DATES              COST          VALUE
----------------   -----------------------------------------------------   ------------------    ----------   ------------
    92,335         AboveNet Inc. .......................................   10/02/01 - 8/08/08    $4,586,047   $ 4,616,750
       117         AboveNet Inc., stock grant, grant
                      price $20.95, expiration date 9/09/13 ............    4/17/06 - 9/08/06            --           263
     3,781         AboveNet Inc., wts., 9/08/10 ........................   10/02/01 - 9/07/07       392,580        15,124
16,127,149         Euro Wagon LP .......................................   12/08/05 - 1/02/08     6,298,244     8,492,240
    16,080         Olympus Re Holdings Ltd. ............................   12/19/01               1,554,963        37,749
    46,841         PTV Inc., 10.00%, pfd., A ...........................   12/07/01 - 3/06/02        65,577        42,157
                                                                                                              -----------
                   TOTAL RESTRICTED SECURITIES (0.77% of Net Assets) ...                                      $13,204,283
                                                                                                              ===========


                               Annual Report | 43

Mutual European Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2008, were as shown below.

                                   NUMBER OF SHARES                             NUMBER OF
                                       HELD AT                                   SHARES        VALUE AT                   REALIZED
                                      BEGINNING         GROSS        GROSS     HELD AT END      END OF      INVESTMENT     CAPITAL
NAME OF ISSUER                         OF YEAR        ADDITIONS   REDUCTIONS     OF YEAR         YEAR         INCOME     GAIN (LOSS)
--------------                     -----------------  ---------   ----------   -----------   ----------     ----------   -----------
CONTROLLED AFFILIATES(a)
Euro Wagon LP .................       16,127,149          --             --     16,127,149   $8,492,240         $--      $        --
                                                                                             ----------         ---      -----------
NON-CONTROLLED AFFILIATES
Globe Speciality
   Metals Inc., 144A ..........        2,830,952          --      1,400,952      1,430,000           --(b)       --       26,692,621
                                                                                             ----------         ---      -----------
   TOTAL AFFILIATED SECURITIES
      (0.50% of Net Assets) ...                                                              $8,492,240         $--      $26,692,621
                                                                                             ==========         ===      ===========

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

(b)  As of December 31, 2008, no longer an affiliate.

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of bondholders' steering committees, official creditors' committees, or board of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization (Agreement) whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Franklin Mutual Series Funds, formerly known as the Franklin Mutual Series Funds, Inc. The reorganization became effective on May 1, 2008.

14. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.


                               44 | Annual Report

Mutual European Fund

14. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                           LEVEL 1        LEVEL 2       LEVEL 3           TOTAL
                                       --------------   -----------   -----------   --------------
ASSETS:
   Investments in Securities .......   $1,640,937,949   $60,459,528   $13,902,609   $1,715,300,086
   Other Financial Instruments(a) ..               --    62,395,293            --       62,395,293
LIABILITIES:
   Options Written .................               --     2,114,131            --        2,114,131
   Other Financial Instruments(a) ..               --    70,171,239            --       70,171,239

(a) Other financial instruments include net unrealized appreciation (depreciation) on forward exchange contracts.

At December 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Fund's fair value, is as follows:

                                                                 INVESTMENTS
                                                                IN SECURITIES
                                                                ------------
Beginning Balance - January 1, 2008 .........................   $ 59,565,050
   Net realized gain (loss) .................................       (174,183)
   Net change in unrealized appreciation (depreciation) .....     23,824,041
   Net purchases (sales) ....................................         46,025
Transfers in and/or out of Level 3 ..........................    (69,358,324)
                                                                ------------
Ending Balance ..............................................   $ 13,902,609
                                                                ------------
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of year .........   $(13,044,839)
                                                                ============


                               Annual Report | 45

Mutual European Fund

15. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

16. SUBSEQUENT EVENTS

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit ("Global Credit Facility") to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

CURRENCY

EUR - Euro
GBP - British Pound Sterling

SELECTED PORTFOLIO

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank


                               46 | Annual Report

Mutual European Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF FRANKLIN MUTUAL SERIES FUNDS AND SHAREHOLDERS OF THE MUTUAL EUROPEAN FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual European Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the "Fund"), including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual European Fund of the Franklin Mutual Series Funds at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                       Ernst & Young LLP

Boston, Massachusetts
February 17, 2009


                               Annual Report | 47

Mutual European Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $50,348,106 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $12,332,021 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 4.67% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $74,543,996 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $16,297,652 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.


                               48 | Annual Report

Mutual European Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                   IN FUND COMPLEX
           NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
               AND ADDRESS                      POSITION          TIME SERVED       BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-----------------------------------------   ---------------   ------------------   ---------------   -------------------------------
EDWARD I. ALTMAN, PH.D. (1941)              Trustee           Since 1987           7                 None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.

ANN TORRE BATES (1958)                      Trustee           Since 1994           30                SLM Corporation (Sallie Mae)
c/o Franklin Mutual Advisers, LLC                                                                    and Allied Capital Corporation
101 John F. Kennedy Parkway                                                                          (financial services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD (1929)                  Trustee           Since 2002           14                Franklin Templeton Emerging
c/o Franklin Mutual Advisers, LLC                                                                    Markets Debt Opportunities Fund
101 John F. Kennedy Parkway                                                                          PLC and Fiduciary International
Short Hills, NJ 07078-2789                                                                           Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.

BRUCE A. MACPHERSON (1930)                  Trustee           Since 1974           7                 None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).


                               Annual Report | 49

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                   IN FUND COMPLEX
           NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
               AND ADDRESS                      POSITION          TIME SERVED       BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-----------------------------------------   ---------------   ------------------   ---------------   -------------------------------
CHARLES RUBENS II (1930)                    Trustee           Since 1998           14                None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

ROBERT E. WADE (1946)                       Trustee and       Trustee              37                El Oro and Exploration Co.,
c/o Franklin Mutual Advisers, LLC           Chairman          since 1991 and                         p.l.c. (investments).
101 John F. Kennedy Parkway                 of the Board      Chairman of the
Short Hills, NJ 07078-2789                                    Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                   IN FUND COMPLEX
           NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
               AND ADDRESS                      POSITION          TIME SERVED       BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-----------------------------------------   ---------------   ------------------   ---------------   -------------------------------
**GREGORY E. JOHNSON (1961)                 Trustee           Since 2007           92                None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

**PETER A. LANGERMAN (1955)                 Trustee,          Trustee              7                 None
c/o Franklin Mutual Advisers, LLC           President         since 2007,
101 John F. Kennedy Parkway                 and Chief         President and
Short Hills, NJ 07078-2702                  Executive         Chief Executive
                                            Officer -         Officer -
                                            Investment        Investment
                                            Management        Management
                                                              since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of
Investment.

JENNIFER J. BOLT (1964)                     Chief             Since                Not Applicable    Not Applicable
One Franklin Parkway                        Executive         December 2008
San Mateo, CA 94403-1906                    Officer -
                                            Finance and
                                            Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               50 | Annual Report

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                   IN FUND COMPLEX
           NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
               AND ADDRESS                      POSITION          TIME SERVED       BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-----------------------------------------   ---------------   ------------------   ---------------   -------------------------------
PHILIPPE BRUGERE-TRELAT (1949)              Vice President    Since 2005           Not Applicable    Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)                       Chief             Chief Compliance     Not Applicable    Not Applicable
One Franklin Parkway                        Compliance        Officer since 2004
San Mateo, CA 94403-1906                    Officer and       and Vice President
                                            Vice President    - AML Compliance
                                            - AML             since 2006
                                            Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

MICHAEL J. EMBLER (1964)                    Senior Vice       Since 2005           Not Applicable    Not Applicable
101 John F. Kennedy Parkway                 President
Short Hills, NJ 07078-2789                  and Chief
                                            Investment
                                            Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in
Franklin Templeton Investments.

LAURA F. FERGERSON (1962)                   Chief Financial   Since                Not Applicable    Not Applicable
One Franklin Parkway                        Officer and       February 2008
San Mateo, CA 94403-1906                    Chief
                                            Accounting
                                            Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)                     Vice President    Since                Not Applicable    Not Applicable
500 East Broward Blvd.                                        February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 51

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                   IN FUND COMPLEX
           NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
               AND ADDRESS                      POSITION          TIME SERVED       BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-----------------------------------------   ---------------   ------------------   ---------------   -------------------------------
STEVEN J. GRAY (1955)                       Secretary         Since 2005           Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual
Advisers, LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton
Investments.

GREGORY R. SEWARD (1956)                    Treasurer         Since 2005           Not Applicable    Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)                        Vice President    Since 2005           Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the parent company of the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 2: Gregory E. Johnson is the brother of Jennifer J. Bolt.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               52 | Annual Report

Mutual European Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 53

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

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08
                                                   Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)  One Franklin Parkway
                                          San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL EUROPEAN FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B & C)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

478 A2008 02/09


                                    (GRAPHIC)

                                                               DECEMBER 31, 2008

ANNUAL REPORT AND SHAREHOLDER LETTER                                      SECTOR

                         MUTUAL FINANCIAL SERVICES FUND

                                                   WANT TO RECEIVE THIS DOCUMENT
                                                   FASTER VIA EMAIL?

                                                   Eligible shareholders can
                                                   sign up for eDelivery at
                                                   franklintempleton.com. See
                                                   inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

                                   (GRAPHIC)

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Mutual Financial Services Fund ............................................    5
Performance Summary .......................................................   11
Your Fund's Expenses ......................................................   16
Financial Highlights and Statement of Investments .........................   18
Financial Statements ......................................................   26
Notes to Financial Statements .............................................   30
Report of Independent Registered Public Accounting Firm ...................   45
Tax Designation ...........................................................   46
Board Members and Officers ................................................   47
Shareholder Information ...................................................   51

Shareholder Letter

Dear Mutual Financial Services Fund Shareholder:

As we write this letter, 2008 has just drawn to a close. Like many other investors, we are not sorry to see it pass. From a purely financial perspective, it was a painful year, bringing stock market declines ranging from 40% to 50% across most of the developed world (with greater losses in many emerging markets) as well as a credit crisis and climate of fear that prompted a global recession. These events have effectively wiped out the shareholders of such institutions as Fannie Mae, Freddie Mac, AIG, Bear Stearns, Lehman Brothers, Fortis, Washington Mutual and Wachovia, and have led to extraordinary government intervention in the financial markets. Policy makers have no definitive playbook for guidance, and the world of finance is being remade before our eyes.

As stewards of our investors' capital, we have always followed an investment approach that places a premium on limiting our portfolio's downside exposure. This is inherent in our focus on buying companies cheaply -- when their securities are trading at a meaningful discount to our analysis of intrinsic value -- and selling them as they trade close to that value. We are particularly attracted to stocks where an identifiable catalyst exists to unlock the valuation discount. We also buy distressed securities and participate in merger arbitrage and privately negotiated transactions when we feel we can generate attractive risk-adjusted returns for Fund investors.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

Although we did manage to perform better than our narrow benchmark, not an inconsiderable achievement in these markets, we are nevertheless dissatisfied by the Fund's absolute loss. Several factors contributed to this, some market related and others self-inflicted.

First and perhaps most important, was the generally indiscriminate devaluation of stocks across industries, geographies and market capitalizations. In short, particularly in the financial services sector, there were few safe havens as even companies in more defensive areas that make up the Fund's core, including retail banks, thrifts and insurance, were all down significantly in 2008.

Second, entering 2008 the Fund owned shares of several large European banks that we believed had very limited exposure to the difficulties that roiled the U.S. financial system. Subsequent events proved that the contagion had spread to these institutions as well.

Third, reaching to nearly all corners of the globe, banks are proving to be capital deficient in the environment following the boom (and now bust) in lending and housing over the past decade. Hence, almost all positions with banking operations suffered due to the negative spiral created by the deflation of housing and related assets, the subsequent drag on capital levels and then the liquidation of positions that drove further reductions in asset values.

In a year of few highlights, we did get some things right. As a number of securities reached our assessment of their intrinsic value, the cash position that had started to rise in 2007 continued to do so in 2008 because we resisted the temptation to reinvest proceeds from sales. Valuations, in some cases, appeared very low, but this can be quite deceptive given that a significant amount of earnings growth in past years has come from leverage. We selectively used market puts at various points during the year to protect against large downward market movements. We did have our share of positive stock stories as noted in the following shareholder report. And we increased our foreign currency hedges to the U.S. dollar over the year, which mitigated the drag caused by an appreciating dollar.

Looking forward, we are focused on a number of factors. Rather than try to be macroeconomists or market strategists, we instead focus on our discipline of buying securities at what we believe are very attractive prices and investing for the long term. However, one cannot ignore the macroeconomic backdrop entering 2009, and we are proceeding with a fair degree of caution. Although the


                        2 | Not part of the annual report
actions of central banks across the globe may have temporarily stabilized the financial system, we are not convinced that the worst of the economic news is behind us. Nevertheless, given the indiscriminate nature of the market carnage, such an environment creates opportunities -- and we are focused on four particular areas:

     - Financial companies across multiple industries with defensive models, strong market positions, reasonably predictable earnings and solid balance sheets, many of which we consider as attractively valued today as they have been in years;

     - Stocks disproportionately punished by the market, perhaps because they were owned heavily by hedge funds or because of issues that can be resolved through restructuring and rebuilding of their balance sheets;

     - Financial companies of extremely high quality that are market leaders, possibly residing in commodity-driven economies with far less banking services penetration than that of consumption-based western economies; and

     - Distressed debt, a quiet area for the past several years due to robust economic and capital market conditions. The leveraged buyout boom from 2005 through mid-2007 is likely to result in defaults by many good companies with bad balance sheets in the coming years. We consider this an area of particular opportunity, although it is still early. Most of the distressed opportunities through year-end 2008 have been in bad companies with bad balance sheets, which interest us little. As the cycle continues, we believe distressed debt investing in the financial services sector should prove to be an area of opportunity. Given that these are unprecedented times for the global financial system, we think it is prudent to recognize distressed investing will also harbor a significant number of investments that we prefer to avoid. Of course, a corollary of all the acceleration in distressed debt opportunities is that we will be selective in investing in banks whose balance sheets are exposed to further deterioration in credit conditions.


                        Not part of the annual report | 3

As a final note, periods of economic and market instability historically have created favorable opportunities for long-term, patient and disciplined investors. We believe the basic institutions that underlie our economic and political system have proven their ability to adapt to changing conditions and emerge stronger from severe dislocations. We are excited about the prospects of participating in this chapter, albeit a difficult one, of our economic history and believe our approach should serve our shareholders well over the long term. We certainly appreciate your support over the past year and look forward to a more prosperous year ahead.

Sincerely,


/s/ Peter A. Langerman
Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC


/s/ Michael J. Embler
Michael J. Embler
Senior Vice President and Chief Investment Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        4 | Not part of the annual report

Annual Report

Mutual Financial Services Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Mutual Financial Services Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Mutual Financial Services Fund - Class Z had a -40.08% cumulative total return for the 12 months ended December 31, 2008. The Fund underper-formed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -37.00% total return for the same period, but performed better than its narrow benchmark, the S&P 500 Financials Index, which had a -55.32% total return.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

The U.S. experienced a marked slowdown in gross domestic product (GDP) growth as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses intensified and spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the domestic economy contracted in the third

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/08

U.S.                                        39.0%
U.K.                                         3.9%
Switzerland                                  2.9%
Germany                                      2.8%
Norway                                       2.7%
Bermuda                                      2.3%
Sweden                                       2.1%
Italy                                        2.1%
China                                        1.4%
France                                       1.4%
Greece                                       1.3%
Australia                                    1.2%
Hong Kong                                    1.2%
Spain                                        1.1%
Japan                                        1.1%
Other                                        1.3%
Short-Term Investments & Other Net Assets   32.2%

and fourth quarters. Fear of recession spanned the entire period, and in the summer most economists agreed that a recession had already begun. By then, the faltering U.S. economy -- which is the world's largest and accounts for roughly 25% of global GDP -- had negatively impacted growth prospects around the world. Although signs of a global slowdown surfaced in the latter half of the reporting period, in the first half growth remained robust in developing economies, particularly in Asia.

The China-led demand for oil, natural gas, and industrial and agricultural commodities propelled commodity prices and those of related equities to higher levels. The steep rise in the price of oil, which peaked at $145 per barrel in early July, was one of the most extreme market trends during the year. As a result, oil was a major focus of attention due to its impact on everything from inflation to corporate earnings to consumer spending. The price boom for commodities in general was broadly based and included natural gas, precious metals and most agricultural and industrial commodities, all of which added to global inflationary pressures. In this environment, the world's monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The eurozone had made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank (ECB) joined many of the world's central banks whose concerns about inflation had led them to raise rates. The potential for global recession, however, exacerbated by the virtual freeze in the global financial system in September and October, trumped inflationary concerns, and the world's monetary authorities, including the ECB and the Bank of England cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world's currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed. The greenback appreciated 8.6% relative to most currencies during the year under review.(2)

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

(2.) Source: Federal Reserve H10 report.


                                6 | Annual Report

INVESTMENT STRATEGY

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment's intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

With few exceptions, 2008 was very difficult for the financial services sector globally. Against this backdrop, the Fund's largest detractors included German securities exchange platform provider Deutsche Boerse; Hellenic Exchanges, the Greek stock exchange; and Belgium-based Fortis, whose operations are focused in banking, insurance and investment management.

Deutsche Boerse, which operates the Xetra cash market, Eurex Derivatives market and Clearstream exchange platform, detracted from performance this year as the Fund's investment declined 57% in local currency. Shares fell because of a combination of lower trading volumes, investor concerns about profitability due to disintermediation and forced selling from hedge funds. Deutsche Boerse's earnings grew roughly 28% in 2008 versus 2007 as a result of the frenetic trading activity that took place this year, particularly within its derivatives business. The company also cut its costs more than 7% while continuing to optimize costs where opportunities presented themselves. Although many investors harbored fears about Deutsche Boerse, we view this company, like most financial exchanges, as an integral part of the global financial system. The lack of credit risk and high level of cash generation inherent in Deutsche Boerse are attributes that we continued to find attractive, and at year-end our analytical models indicated the stock was trading at a significant discount to its intrinsic value.

WHAT IS RETURN ON EQUITY?

Return on equity is an amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) over the average of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.


                               Annual Report | 7

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 12/31/08

Insurance                                   24.9%
Commercial Banks                            15.1%
Diversified Financial Services               8.7%
Real Estate Investment Trusts                5.3%
Thrifts & Mortgage Finance                   4.6%
Commercial Services & Supplies               2.5%
Tobacco                                      1.6%
Corporate Bonds & Notes                      1.6%
Real Estate Management & Development         1.3%
Capital Markets                              1.0%
Other                                        1.2%
Short-Term Investments & Other Net Assets   32.2%

For many of the same reasons, Hellenic Exchanges was also a leading detractor from the Fund as its shares fell 71% in local currency during 2008. The company's earnings declined roughly 25% as trading volumes contracted significantly in the relatively small Greek cash equity market. However, Hellenic reacted quickly and was successful in cutting costs by 6% over the course of 2008. Although this company is a somewhat different proposition than Deutsche Boerse due to its greater focus on cash equities (as opposed to derivatives), we continued to see significant value in this investment given exchanges' role as part of the financial world's infrastructure. Moreover, the company had an estimated dividend yield approaching 10% at year-end 2008, a single-digit price-to-earnings valuation, virtually zero credit risk and a cash balance of about 23% of its market capitalization on its balance sheet.

Fortis was the Fund's biggest detractor from performance this year despite our having sold this position prior to interventions by the governments of Benelux (Belgium/Netherlands/Luxembourg). During 2008, the Fund's investment declined 63% in local currency. Capital issues plagued the company since its ill-timed acquisition of ABN AMRO's Dutch banking business amid the crash of the U.S. and European housing markets, which only complicated matters for Belgium's largest bank. Although capital was raised and management replaced over the course of 2008, Fortis' inability to defend its share price led to a loss of confidence and rapid deposit withdrawals in September. Ultimately, this forced a government rescue of the bank, setting off a marked decline in the company's equity value.

In contrast to these disappointments, some of the Fund's best-performing investments were index put options on global financial indexes, which allow holders to profit if the equity market declines within a preset period of time; as well as individual equities Hudson City Bancorp, a traditional U.S. thrift and prime mortgage lender; Lancashire Holdings, a U.K. insurer and reinsurer; and Bermuda-based PartnerRe, a global multiline reinsurer to the insurance industry.

The put options were initially acquired as a hedge on potential market drops, as they generally increase in value as stock markets decline. Index puts were inexpensive in historical terms during 2007, when we first began buying them, and they remained relatively inexpensive into the beginning of 2008. As equity markets fell throughout the remainder of 2008, the puts grew profitable and the Fund gradually reduced its position. Their addition to Fund performance helped offset some of the broad equity market's negative impact on other portfolio securities. At period-end, the Fund held no position in index options.


                               8 | Annual Report

Hudson City Bancorp, which rose 9% in value for the time we held it during 2008, is a thrift that originates and purchases prime mortgages to retain on its own books. According to our analysis, the company boasts stable funding sources and is also the most cost-efficient bank or thrift among publicly listed institutions, with a 19.2% efficiency ratio. The shares had been a longstanding position in the Fund as we saw value in the company's ability to profitably put its excess capital to work with relatively low risk. As 2008 progressed, investor risk appetite effectively disappeared and the markets flocked to the relative safety of companies with low-risk balance sheets. Given the stability of its funding base and the high quality of its underwriting and investments, Hudson City shares became an investment safe haven in direct contrast to the broadening U.S. credit crisis. Eventually, the shares rose beyond our estimate of its intrinsic value. Consequently, we exited the position with a sizable long-term gain for the Fund.

The Fund's Lancashire Holdings shares advanced nearly 36% in local currency during the year. Lancashire benefited from strong underwriting performance, particularly during the Gulf of Mexico hurricane season. In addition, investors were expecting the property and casualty insurance industry to experience better pricing conditions through 2009 and into 2010, led by energy, property catastrophe and retrocessional (reinsurance of reinsurers) lines, areas where we believe Lancashire is well positioned.

Similar to Lancashire, PartnerRe is a very well-managed Bermudan insurer focusing on specialty lines in the property and casualty space as well as reinsurance. We had been following the company for some time, and our analysis indicated its investment portfolio showed a lower risk profile than many of its Bermudan industry peers. We sought to take advantage of the third-quarter equity market collapse to buy a position at historically low valuation levels. Initially purchased in the latter half of 2008 after PartnerRe's stock had declined significantly, the Fund's shares appreciated 31% during the time we held them. According to our analysis, PartnerRe should continue to benefit if insurance prices improve.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was stronger compared with most foreign currencies during 2008, the Fund benefited to the extent it was hedged.

TOP 10 HOLDINGS

12/31/08

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------------------------   ----------
Symetra Financial
   INSURANCE, U.S.                              2.9%
Deutsche Boerse AG
   DIVERSIFIED FINANCIAL SERVICES, GERMANY      2.6%
Banque Cantonale Vaudoise
   COMMERCIAL BANKS, SWITZERLAND                2.4%
White Mountains Insurance Group Ltd.
   INSURANCE, U.S.                              2.2%
Intrum Justitia AB
   COMMERCIAL SERVICES & SUPPLIES, SWEDEN       2.1%
Oslo Bors VPS Holding ASA
   DIVERSIFIED FINANCIAL SERVICES, NORWAY       2.1%
AmTrust Financial Services Inc.
   INSURANCE, U.S.                              2.1%
Intesa Sanpaolo SpA, ord. & di Risp
   COMMERCIAL BANKS, ITALY                      2.1%
Annaly Capital Management Inc.
   REAL ESTATE INVESTMENT TRUSTS, U.S.          2.0%
Lancashire Holdings Ltd.
   INSURANCE, U.K.                              1.9%


                               Annual Report | 9

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.

(PHOTO OF CHARLES M. LAHR)


/s/ Charles M. Lahr
Charles M. Lahr, CFA
Portfolio
Manager

Mutual Financial Services Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

CHARLES LAHR has been a portfolio manager for Mutual Financial Services Fund since 2004. He is also portfolio manager for Mutual Discovery Fund. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and the Principal Financial Group.


                               10 | Annual Report

Performance Summary as of 12/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z (SYMBOL: TEFAX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$7.88    $10.80     $18.68
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.4015

CLASS A (SYMBOL: TFSIX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$7.87    $10.83     $18.70
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.3553

CLASS B (SYMBOL: TBFSX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$7.65    $10.61     $18.26
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.2375

CLASS C (SYMBOL: TMFSX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$7.79    $10.80     $18.59
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.2491


                               Annual Report | 11

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(2)                      -40.08%   -13.57%   +74.63%
Average Annual Total Return(3)                  -40.08%    -2.87%    +5.73%
Value of $10,000 Investment(4)                 $ 5,992   $ 8,643   $17,463
   Total Annual Operating Expenses(5)   1.11%

CLASS A                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(2)                      -40.23%   -14.89%   +69.09%
Average Annual Total Return(3)                  -43.66%    -4.32%    +4.77%
Value of $10,000 Investment(4)                 $ 5,634   $ 8,020   $15,931
   Total Annual Operating Expenses(5)   1.40%

CLASS B                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(2)                      -40.66%   -17.69%   +60.43%
Average Annual Total Return(3)                  -42.98%    -4.07%    +4.84%
Value of $10,000 Investment(4)                 $ 5,702   $ 8,123   $16,043
   Total Annual Operating Expenses(5)   2.11%

CLASS C                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(2)                      -40.63%   -17.70%   +58.28%
Average Annual Total Return(3)                  -41.21%    -3.82%    +4.70%
Value of $10,000 Investment(4)                 $ 5,879   $ 8,230   $15,828
   Total Annual Operating Expenses(5)   2.11%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS Z                     12/31/08
-------                     --------
1-Year                       -40.08%
5-Year                        -2.87%
10-Year                       +5.73%

                           CLASS Z (1/1/99-12/31/08)
                               (PERFORMANCE GRAPH)

                 MUTUAL FINANCIAL                           S&P 500
   DATE      SERVICES FUND - CLASS Z   S&P 500 Index   Financials Index
----------   -----------------------   -------------   -----------------
  1/1/1999             $10,000            $10,000           $10,000
 1/31/1999             $ 9,969            $10,418           $10,212
 2/28/1999             $ 9,767            $10,094           $10,349
 3/31/1999             $10,008            $10,498           $10,745
 4/30/1999             $10,645            $10,905           $11,473
 5/31/1999             $10,778            $10,647           $10,836
 6/30/1999             $11,268            $11,238           $11,284
 7/31/1999             $11,151            $10,887           $10,583
 8/31/1999             $10,627            $10,833           $10,097
 9/30/1999             $10,495            $10,536           $ 9,572
10/31/1999             $11,260            $11,203           $11,170
11/30/1999             $11,026            $11,431           $10,622
12/31/1999             $10,470            $12,104           $10,412
 1/31/2000             $ 9,820            $11,496           $10,082
 2/29/2000             $ 9,002            $11,278           $ 8,991
 3/31/2000             $10,285            $12,382           $10,659
 4/30/2000             $10,205            $12,009           $10,324
 5/31/2000             $10,855            $11,763           $11,016
 6/30/2000             $10,580            $12,053           $10,348
 7/31/2000             $11,261            $11,864           $11,417
 8/31/2000             $12,123            $12,601           $12,514
 9/30/2000             $12,936            $11,936           $12,811
10/31/2000             $12,829            $11,886           $12,755
11/30/2000             $12,451            $10,949           $12,003
12/31/2000             $13,851            $11,002           $13,088
 1/31/2001             $14,029            $11,392           $13,051
 2/28/2001             $14,071            $10,354           $12,194
 3/31/2001             $14,165            $ 9,698           $11,827
 4/30/2001             $14,759            $10,451           $12,267
 5/31/2001             $15,404            $10,521           $12,761
 6/30/2001             $15,798            $10,265           $12,757
 7/31/2001             $15,997            $10,164           $12,550
 8/31/2001             $15,876            $ 9,528           $11,785
 9/30/2001             $14,622            $ 8,759           $11,090
10/31/2001             $14,475            $ 8,926           $10,884
11/30/2001             $15,107            $ 9,610           $11,661
12/31/2001             $15,556            $ 9,694           $11,916
 1/31/2002             $15,855            $ 9,553           $11,730
 2/28/2002             $15,958            $ 9,369           $11,559
 3/31/2002             $16,874            $ 9,721           $12,328
 4/30/2002             $17,379            $ 9,132           $11,999
 5/31/2002             $17,510            $ 9,064           $11,979
 6/30/2002             $16,850            $ 8,419           $11,410
 7/31/2002             $16,018            $ 7,763           $10,505
 8/31/2002             $16,343            $ 7,813           $10,720
 9/30/2002             $15,014            $ 6,964           $ 9,467
10/31/2002             $15,416            $ 7,577           $10,323
11/30/2002             $15,569            $ 8,023           $10,747
12/31/2002             $15,514            $ 7,552           $10,172
 1/31/2003             $15,339            $ 7,354           $10,002
 2/28/2003             $15,017            $ 7,244           $ 9,689
 3/31/2003             $15,154            $ 7,314           $ 9,652
 4/30/2003             $16,197            $ 7,917           $10,834
 5/31/2003             $17,113            $ 8,334           $11,406
 6/30/2003             $17,172            $ 8,440           $11,435
 7/31/2003             $17,699            $ 8,589           $11,969
 8/31/2003             $18,001            $ 8,756           $11,848
 9/30/2003             $17,962            $ 8,663           $11,927
10/31/2003             $19,036            $ 9,153           $12,749
11/30/2003             $19,427            $ 9,234           $12,714
12/31/2003             $20,204            $ 9,718           $13,338
 1/31/2004             $20,839            $ 9,897           $13,763
 2/29/2004             $21,141            $10,034           $14,129
 3/31/2004             $21,222            $ 9,883           $13,990
 4/30/2004             $20,426            $ 9,728           $13,344
 5/31/2004             $20,547            $ 9,861           $13,590
 6/30/2004             $20,811            $10,053           $13,658
 7/31/2004             $20,533            $ 9,720           $13,378
 8/31/2004             $20,800            $ 9,759           $13,828
 9/30/2004             $21,406            $ 9,865           $13,709
10/31/2004             $21,447            $10,016           $13,779
11/30/2004             $22,647            $10,421           $14,187
12/31/2004             $23,361            $10,776           $14,793
 1/31/2005             $23,018            $10,513           $14,474
 2/28/2005             $23,429            $10,734           $14,397
 3/31/2005             $23,018            $10,544           $13,850
 4/30/2005             $22,710            $10,344           $13,865
 5/31/2005             $23,395            $10,673           $14,245
 6/30/2005             $24,008            $10,689           $14,449
 7/31/2005             $25,040            $11,086           $14,677
 8/31/2005             $24,723            $10,985           $14,420
 9/30/2005             $24,817            $11,074           $14,553
10/31/2005             $24,477            $10,889           $15,013
11/30/2005             $25,685            $11,301           $15,717
12/31/2005             $26,663            $11,305           $15,751
 1/31/2006             $27,799            $11,604           $15,893
 2/28/2006             $28,762            $11,636           $16,214
 3/31/2006             $29,503            $11,781           $16,262
 4/30/2006             $29,837            $11,939           $16,967
 5/31/2006             $28,417            $11,595           $16,342
 6/30/2006             $28,079            $11,611           $16,241
 7/31/2006             $28,243            $11,683           $16,644
 8/31/2006             $29,025            $11,961           $16,837
 9/30/2006             $29,719            $12,269           $17,539
10/31/2006             $30,349            $12,669           $17,964
11/30/2006             $30,639            $12,909           $18,076
12/31/2006             $31,924            $13,091           $18,774
 1/31/2007             $32,984            $13,289           $18,940
 2/28/2007             $32,758            $13,029           $18,376
 3/31/2007             $33,055            $13,174           $18,240
 4/30/2007             $33,973            $13,758           $18,995
 5/31/2007             $34,962            $14,238           $19,432
 6/30/2007             $33,725            $14,001           $18,626
 7/31/2007             $31,776            $13,567           $17,174
 8/31/2007             $31,199            $13,771           $17,439
 9/30/2007             $30,924            $14,286           $17,833
10/31/2007             $30,809            $14,513           $17,510
11/30/2007             $29,365            $13,906           $16,155
12/31/2007             $29,144            $13,810           $15,277
 1/31/2008             $27,132            $12,981           $15,224
 2/29/2008             $26,273            $12,560           $13,512
 3/31/2008             $25,337            $12,505           $13,144
 4/30/2008             $25,821            $13,115           $14,003
 5/31/2008             $25,696            $13,284           $13,151
 6/30/2008             $22,669            $12,164           $10,736
 7/31/2008             $22,732            $12,062           $11,503
 8/31/2008             $22,857            $12,237           $11,379
 9/30/2008             $20,903            $11,146           $10,822
10/31/2008             $18,147            $ 9,274           $ 8,389
11/30/2008             $17,474            $ 8,609           $ 6,846
12/31/2008             $17,463            $ 8,700           $ 6,826
                       -------            -------           -------
   Total Returns         74.63%            -13.00%           -31.74%
                       =======            =======           =======

AVERAGE ANNUAL TOTAL RETURN

CLASS A   12/31/08
-------   --------
1-Year     -43.66%
5-Year      -4.32%
10-Year     +4.77%

                           CLASS A (1/1/99-12/31/08)
                               (PERFORMANCE GRAPH)

                 MUTUAL FINANCIAL        S&P 500         S&P 500
   DATE      SERVICES FUND - CLASS A      INDEX     FINANCIALS INDEX
----------   -----------------------   ----------   ----------------
  1/1/1999           $ 9,422            $10,000          $10,000
 1/31/1999           $ 9,392            $10,418          $10,212
 2/28/1999           $ 9,202            $10,094          $10,349
 3/31/1999           $ 9,422            $10,498          $10,745
 4/30/1999           $10,022            $10,905          $11,473
 5/31/1999           $10,146            $10,647          $10,836
 6/30/1999           $10,599            $11,238          $11,284
 7/31/1999           $10,488            $10,887          $10,583
 8/31/1999           $ 9,996            $10,833          $10,097
 9/30/1999           $ 9,864            $10,536          $ 9,572
10/31/1999           $10,576            $11,203          $11,170
11/30/1999           $10,356            $11,431          $10,622
12/31/1999           $ 9,832            $12,104          $10,412
 1/31/2000           $ 9,222            $11,496          $10,082
 2/29/2000           $ 8,448            $11,278          $ 8,991
 3/31/2000           $ 9,651            $12,382          $10,659
 4/30/2000           $ 9,576            $12,009          $10,324
 5/31/2000           $10,178            $11,763          $11,016
 6/30/2000           $ 9,919            $12,053          $10,348
 7/31/2000           $10,558            $11,864          $11,417
 8/31/2000           $11,357            $12,601          $12,514
 9/30/2000           $12,111            $11,936          $12,811
10/31/2000           $12,011            $11,886          $12,755
11/30/2000           $11,650            $10,949          $12,003
12/31/2000           $12,968            $11,002          $13,088
 1/31/2001           $13,126            $11,392          $13,051
 2/28/2001           $13,158            $10,354          $12,194
 3/31/2001           $13,245            $ 9,698          $11,827
 4/30/2001           $13,793            $10,451          $12,267
 5/31/2001           $14,395            $10,521          $12,761
 6/30/2001           $14,752            $10,265          $12,757
 7/31/2001           $14,938            $10,164          $12,550
 8/31/2001           $14,817            $ 9,528          $11,785
 9/30/2001           $13,645            $ 8,759          $11,090
10/31/2001           $13,508            $ 8,926          $10,884
11/30/2001           $14,090            $ 9,610          $11,661
12/31/2001           $14,504            $ 9,694          $11,916
 1/31/2002           $14,783            $ 9,553          $11,730
 2/28/2002           $14,878            $ 9,369          $11,559
 3/31/2002           $15,723            $ 9,721          $12,328
 4/30/2002           $16,184            $ 9,132          $11,999
 5/31/2002           $16,306            $ 9,064          $11,979
 6/30/2002           $15,688            $ 8,419          $11,410
 7/31/2002           $14,913            $ 7,763          $10,505
 8/31/2002           $15,207            $ 7,813          $10,720
 9/30/2002           $13,970            $ 6,964          $ 9,467
10/31/2002           $14,335            $ 7,577          $10,323
11/30/2002           $14,477            $ 8,023          $10,747
12/31/2002           $14,422            $ 7,552          $10,172
 1/31/2003           $14,250            $ 7,354          $10,002
 2/28/2003           $13,951            $ 7,244          $ 9,689
 3/31/2003           $14,069            $ 7,314          $ 9,652
 4/30/2003           $15,037            $ 7,917          $10,834
 5/31/2003           $15,877            $ 8,334          $11,406
 6/30/2003           $15,937            $ 8,440          $11,435
 7/31/2003           $16,417            $ 8,589          $11,969
 8/31/2003           $16,698            $ 8,756          $11,848
 9/30/2003           $16,652            $ 8,663          $11,927
10/31/2003           $17,639            $ 9,153          $12,749
11/30/2003           $17,993            $ 9,234          $12,714
12/31/2003           $18,718            $ 9,718          $13,338
 1/31/2004           $19,296            $ 9,897          $13,763
 2/29/2004           $19,567            $10,034          $14,129
 3/31/2004           $19,641            $ 9,883          $13,990
 4/30/2004           $18,896            $ 9,728          $13,344
 5/31/2004           $18,998            $ 9,861          $13,590
 6/30/2004           $19,236            $10,053          $13,658
 7/31/2004           $18,980            $ 9,720          $13,378
 8/31/2004           $19,217            $ 9,759          $13,828
 9/30/2004           $19,777            $ 9,865          $13,709
10/31/2004           $19,805            $10,016          $13,779
11/30/2004           $20,906            $10,421          $14,187
12/31/2004           $21,559            $10,776          $14,793
 1/31/2005           $21,243            $10,513          $14,474
 2/28/2005           $21,622            $10,734          $14,397
 3/31/2005           $21,232            $10,544          $13,850
 4/30/2005           $20,937            $10,344          $13,865
 5/31/2005           $21,569            $10,673          $14,245
 6/30/2005           $22,128            $10,689          $14,449
 7/31/2005           $23,079            $11,086          $14,677
 8/31/2005           $22,776            $10,985          $14,420
 9/30/2005           $22,852            $11,074          $14,553
10/31/2005           $22,538            $10,889          $15,013
11/30/2005           $23,641            $11,301          $15,717
12/31/2005           $24,538            $11,305          $15,751
 1/31/2006           $25,571            $11,604          $15,893
 2/28/2006           $26,457            $11,636          $16,214
 3/31/2006           $27,138            $11,781          $16,262
 4/30/2006           $27,433            $11,939          $16,967
 5/31/2006           $26,116            $11,595          $16,342
 6/30/2006           $25,800            $11,611          $16,241
 7/31/2006           $25,939            $11,683          $16,644
 8/31/2006           $26,658            $11,961          $16,837
 9/30/2006           $27,284            $12,269          $17,539
10/31/2006           $27,852            $12,669          $17,964
11/30/2006           $28,118            $12,909          $18,076
12/31/2006           $29,286            $13,091          $18,774
 1/31/2007           $30,257            $13,289          $18,940
 2/28/2007           $30,037            $13,029          $18,376
 3/31/2007           $30,296            $13,174          $18,240
 4/30/2007           $31,126            $13,758          $18,995
 5/31/2007           $32,033            $14,238          $19,432
 6/30/2007           $30,903            $14,001          $18,626
 7/31/2007           $29,090            $13,567          $17,174
 8/31/2007           $28,561            $13,771          $17,439
 9/30/2007           $28,309            $14,286          $17,833
10/31/2007           $28,190            $14,513          $17,510
11/30/2007           $26,867            $13,906          $16,155
12/31/2007           $26,654            $13,810          $15,277
 1/31/2008           $24,815            $12,981          $15,224
 2/29/2008           $24,017            $12,560          $13,512
 3/31/2008           $23,162            $12,505          $13,144
 4/30/2008           $23,604            $13,115          $14,003
 5/31/2008           $23,475            $13,284          $13,151
 6/30/2008           $20,710            $12,164          $10,736
 7/31/2008           $20,767            $12,062          $11,503
 8/31/2008           $20,867            $12,237          $11,379
 9/30/2008           $19,077            $11,146          $10,822
10/31/2008           $16,560            $ 9,274          $ 8,389
11/30/2008           $15,945            $ 8,609          $ 6,846
12/31/2008           $15,931            $ 8,700          $ 6,826
                     -------            -------          -------
   Total Returns       59.31%            -13.00%          -31.74%
                     =======            =======          =======


                               Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

CLASS B   12/31/08
-------   --------
1-Year     -42.98%
5-Year      -4.07%
10-Year     +4.84%

                           CLASS B (1/1/99-12/31/08)
                               (PERFORMANCE GRAPH)

                 MUTUAL FINANCIAL                           S&P 500
   DATE      SERVICES FUND - CLASS B   S&P 500 INDEX   FINANCIALS INDEX
----------   -----------------------   -------------   -----------------
  1/1/1999           $10,000              $10,000           $10,000
 1/31/1999           $ 9,961              $10,418           $10,212
 2/28/1999           $ 9,759              $10,094           $10,349
 3/31/1999           $ 9,984              $10,498           $10,745
 4/30/1999           $10,614              $10,905           $11,473
 5/31/1999           $10,738              $10,647           $10,836
 6/30/1999           $11,215              $11,238           $11,284
 7/31/1999           $11,090              $10,887           $10,583
 8/31/1999           $10,559              $10,833           $10,097
 9/30/1999           $10,419              $10,536           $ 9,572
10/31/1999           $11,168              $11,203           $11,170
11/30/1999           $10,926              $11,431           $10,622
12/31/1999           $10,369              $12,104           $10,412
 1/31/2000           $ 9,722              $11,496           $10,082
 2/29/2000           $ 8,901              $11,278           $ 8,991
 3/31/2000           $10,161              $12,382           $10,659
 4/30/2000           $10,073              $12,009           $10,324
 5/31/2000           $10,711              $11,763           $11,016
 6/30/2000           $10,424              $12,053           $10,348
 7/31/2000           $11,092              $11,864           $11,417
 8/31/2000           $11,924              $12,601           $12,514
 9/30/2000           $12,714              $11,936           $12,811
10/31/2000           $12,600              $11,886           $12,755
11/30/2000           $12,217              $10,949           $12,003
12/31/2000           $13,583              $11,002           $13,088
 1/31/2001           $13,751              $11,392           $13,051
 2/28/2001           $13,776              $10,354           $12,194
 3/31/2001           $13,851              $ 9,698           $11,827
 4/30/2001           $14,421              $10,451           $12,267
 5/31/2001           $15,041              $10,521           $12,761
 6/30/2001           $15,414              $10,265           $12,757
 7/31/2001           $15,593              $10,164           $12,550
 8/31/2001           $15,457              $ 9,528           $11,785
 9/30/2001           $14,228              $ 8,759           $11,090
10/31/2001           $14,074              $ 8,926           $10,884
11/30/2001           $14,672              $ 9,610           $11,661
12/31/2001           $15,099              $ 9,694           $11,916
 1/31/2002           $15,384              $ 9,553           $11,730
 2/28/2002           $15,466              $ 9,369           $11,559
 3/31/2002           $16,346              $ 9,721           $12,328
 4/30/2002           $16,814              $ 9,132           $11,999
 5/31/2002           $16,924              $ 9,064           $11,979
 6/30/2002           $16,277              $ 8,419           $11,410
 7/31/2002           $15,461              $ 7,763           $10,505
 8/31/2002           $15,761              $ 7,813           $10,720
 9/30/2002           $14,467              $ 6,964           $ 9,467
10/31/2002           $14,833              $ 7,577           $10,323
11/30/2002           $14,974              $ 8,023           $10,747
12/31/2002           $14,917              $ 7,552           $10,172
 1/31/2003           $14,727              $ 7,354           $10,002
 2/28/2003           $14,414              $ 7,244           $ 9,689
 3/31/2003           $14,528              $ 7,314           $ 9,652
 4/30/2003           $15,524              $ 7,917           $10,834
 5/31/2003           $16,377              $ 8,334           $11,406
 6/30/2003           $16,423              $ 8,440           $11,435
 7/31/2003           $16,916              $ 8,589           $11,969
 8/31/2003           $17,192              $ 8,756           $11,848
 9/30/2003           $17,135              $ 8,663           $11,927
10/31/2003           $18,151              $ 9,153           $12,749
11/30/2003           $18,502              $ 9,234           $12,714
12/31/2003           $19,225              $ 9,718           $13,338
 1/31/2004           $19,819              $ 9,897           $13,763
 2/29/2004           $20,082              $10,034           $14,129
 3/31/2004           $20,150              $ 9,883           $13,990
 4/30/2004           $19,381              $ 9,728           $13,344
 5/31/2004           $19,478              $ 9,861           $13,590
 6/30/2004           $19,707              $10,053           $13,658
 7/31/2004           $19,430              $ 9,720           $13,378
 8/31/2004           $19,667              $ 9,759           $13,828
 9/30/2004           $20,222              $ 9,865           $13,709
10/31/2004           $20,242              $10,016           $13,779
11/30/2004           $21,362              $10,421           $14,187
12/31/2004           $22,015              $10,776           $14,793
 1/31/2005           $21,675              $10,513           $14,474
 2/28/2005           $22,048              $10,734           $14,397
 3/31/2005           $21,631              $10,544           $13,850
 4/30/2005           $21,324              $10,344           $13,865
 5/31/2005           $21,960              $10,673           $14,245
 6/30/2005           $22,516              $10,689           $14,449
 7/31/2005           $23,472              $11,086           $14,677
 8/31/2005           $23,146              $10,985           $14,420
 9/30/2005           $23,213              $11,074           $14,553
10/31/2005           $22,876              $10,889           $15,013
11/30/2005           $23,989              $11,301           $15,717
12/31/2005           $24,884              $11,305           $15,751
 1/31/2006           $25,918              $11,604           $15,893
 2/28/2006           $26,800              $11,636           $16,214
 3/31/2006           $27,458              $11,781           $16,262
 4/30/2006           $27,752              $11,939           $16,967
 5/31/2006           $26,400              $11,595           $16,342
 6/30/2006           $26,067              $11,611           $16,241
 7/31/2006           $26,199              $11,683           $16,644
 8/31/2006           $26,907              $11,961           $16,837
 9/30/2006           $27,518              $12,269           $17,539
10/31/2006           $28,082              $12,669           $17,964
11/30/2006           $28,334              $12,909           $18,076
12/31/2006           $29,491              $13,091           $18,774
 1/31/2007           $30,470              $13,289           $18,940
 2/28/2007           $30,248              $13,029           $18,376
 3/31/2007           $30,508              $13,174           $18,240
 4/30/2007           $31,344              $13,758           $18,995
 5/31/2007           $32,256              $14,238           $19,432
 6/30/2007           $31,117              $14,001           $18,626
 7/31/2007           $29,291              $13,567           $17,174
 8/31/2007           $28,758              $13,771           $17,439
 9/30/2007           $28,504              $14,286           $17,833
10/31/2007           $28,385              $14,513           $17,510
11/30/2007           $27,053              $13,906           $16,155
12/31/2007           $26,840              $13,810           $15,277
 1/31/2008           $24,988              $12,981           $15,224
 2/29/2008           $24,183              $12,560           $13,512
 3/31/2008           $23,322              $12,505           $13,144
 4/30/2008           $23,768              $13,115           $14,003
 5/31/2008           $23,639              $13,284           $13,151
 6/30/2008           $20,855              $12,164           $10,736
 7/31/2008           $20,913              $12,062           $11,503
 8/31/2008           $21,013              $12,237           $11,379
 9/30/2008           $19,211              $11,146           $10,822
10/31/2008           $16,677              $ 9,274           $ 8,389
11/30/2008           $16,058              $ 8,609           $ 6,846
12/31/2008           $16,043              $ 8,700           $ 6,826
                     -------              -------           -------
   Total Returns       60.43%              -13.00%           -31.74%
                     =======              =======           =======

AVERAGE ANNUAL TOTAL RETURN

CLASS C   12/31/08
-------   --------
1-Year     -41.21%
5-Year      -3.82%
10-Year     +4.70%

                           CLASS C (1/1/99-12/31/08)
                               (PERFORMANCE GRAPH)

                 MUTUAL FINANCIAL                           S&P 500
   DATE      SERVICES FUND - CLASS C   S&P 500 INDEX   FINANCIALS INDEX
----------   -----------------------   -------------   -----------------
  1/1/1999           $10,000              $10,000            $10,000
 1/31/1999           $ 9,961              $10,418            $10,212
 2/28/1999           $ 9,759              $10,094            $10,349
 3/31/1999           $ 9,984              $10,498            $10,745
 4/30/1999           $10,607              $10,905            $11,473
 5/31/1999           $10,740              $10,647            $10,836
 6/30/1999           $11,218              $11,238            $11,284
 7/31/1999           $11,086              $10,887            $10,583
 8/31/1999           $10,563              $10,833            $10,097
 9/30/1999           $10,414              $10,536            $ 9,572
10/31/1999           $11,172              $11,203            $11,170
11/30/1999           $10,930              $11,431            $10,622
12/31/1999           $10,367              $12,104            $10,412
 1/31/2000           $ 9,716              $11,496            $10,082
 2/29/2000           $ 8,898              $11,278            $ 8,991
 3/31/2000           $10,161              $12,382            $10,659
 4/30/2000           $10,073              $12,009            $10,324
 5/31/2000           $10,709              $11,763            $11,016
 6/30/2000           $10,428              $12,053            $10,348
 7/31/2000           $11,093              $11,864            $11,417
 8/31/2000           $11,928              $12,601            $12,514
 9/30/2000           $12,714              $11,936            $12,811
10/31/2000           $12,601              $11,886            $12,755
11/30/2000           $12,220              $10,949            $12,003
12/31/2000           $13,589              $11,002            $13,088
 1/31/2001           $13,748              $11,392            $13,051
 2/28/2001           $13,781              $10,354            $12,194
 3/31/2001           $13,856              $ 9,698            $11,827
 4/30/2001           $14,422              $10,451            $12,267
 5/31/2001           $15,047              $10,521            $12,761
 6/30/2001           $15,412              $10,265            $12,757
 7/31/2001           $15,599              $10,164            $12,550
 8/31/2001           $15,463              $ 9,528            $11,785
 9/30/2001           $14,234              $ 8,759            $11,090
10/31/2001           $14,081              $ 8,926            $10,884
11/30/2001           $14,683              $ 9,610            $11,661
12/31/2001           $15,105              $ 9,694            $11,916
 1/31/2002           $15,386              $ 9,553            $11,730
 2/28/2002           $15,468              $ 9,369            $11,559
 3/31/2002           $16,349              $ 9,721            $12,328
 4/30/2002           $16,821              $ 9,132            $11,999
 5/31/2002           $16,930              $ 9,064            $11,979
 6/30/2002           $16,288              $ 8,419            $11,410
 7/31/2002           $15,470              $ 7,763            $10,505
 8/31/2002           $15,768              $ 7,813            $10,720
 9/30/2002           $14,477              $ 6,964            $ 9,467
10/31/2002           $14,839              $ 7,577            $10,323
11/30/2002           $14,978              $ 8,023            $10,747
12/31/2002           $14,923              $ 7,552            $10,172
 1/31/2003           $14,735              $ 7,354            $10,002
 2/28/2003           $14,417              $ 7,244            $ 9,689
 3/31/2003           $14,538              $ 7,314            $ 9,652
 4/30/2003           $15,523              $ 7,917            $10,834
 5/31/2003           $16,385              $ 8,334            $11,406
 6/30/2003           $16,429              $ 8,440            $11,435
 7/31/2003           $16,917              $ 8,589            $11,969
 8/31/2003           $17,199              $ 8,756            $11,848
 9/30/2003           $17,142              $ 8,663            $11,927
10/31/2003           $18,156              $ 9,153            $12,749
11/30/2003           $18,512              $ 9,234            $12,714
12/31/2003           $19,232              $ 9,718            $13,338
 1/31/2004           $19,828              $ 9,897            $13,763
 2/29/2004           $20,087              $10,034            $14,129
 3/31/2004           $20,154              $ 9,883            $13,990
 4/30/2004           $19,376              $ 9,728            $13,344
 5/31/2004           $19,472              $ 9,861            $13,590
 6/30/2004           $19,706              $10,053            $13,658
 7/31/2004           $19,432              $ 9,720            $13,378
 8/31/2004           $19,667              $ 9,759            $13,828
 9/30/2004           $20,224              $ 9,865            $13,709
10/31/2004           $20,244              $10,016            $13,779
11/30/2004           $21,359              $10,421            $14,187
12/31/2004           $22,012              $10,776            $14,793
 1/31/2005           $21,677              $10,513            $14,474
 2/28/2005           $22,055              $10,734            $14,397
 3/31/2005           $21,634              $10,544            $13,850
 4/30/2005           $21,332              $10,344            $13,865
 5/31/2005           $21,969              $10,673            $14,245
 6/30/2005           $22,517              $10,689            $14,449
 7/31/2005           $23,470              $11,086            $14,677
 8/31/2005           $23,149              $10,985            $14,420
 9/30/2005           $23,215              $11,074            $14,553
10/31/2005           $22,883              $10,889            $15,013
11/30/2005           $23,990              $11,301            $15,717
12/31/2005           $24,886              $11,305            $15,751
 1/31/2006           $25,915              $11,604            $15,893
 2/28/2006           $26,806              $11,636            $16,214
 3/31/2006           $27,466              $11,781            $16,262
 4/30/2006           $27,755              $11,939            $16,967
 5/31/2006           $26,401              $11,595            $16,342
 6/30/2006           $26,076              $11,611            $16,241
 7/31/2006           $26,206              $11,683            $16,644
 8/31/2006           $26,902              $11,961            $16,837
 9/30/2006           $27,528              $12,269            $17,539
10/31/2006           $28,083              $12,669            $17,964
11/30/2006           $28,342              $12,909            $18,076
12/31/2006           $29,494              $13,091            $18,774
 1/31/2007           $30,453              $13,289            $18,940
 2/28/2007           $30,216              $13,029            $18,376
 3/31/2007           $30,466              $13,174            $18,240
 4/30/2007           $31,280              $13,758            $18,995
 5/31/2007           $32,173              $14,238            $19,432
 6/30/2007           $31,012              $14,001            $18,626
 7/31/2007           $29,175              $13,567            $17,174
 8/31/2007           $28,625              $13,771            $17,439
 9/30/2007           $28,357              $14,286            $17,833
10/31/2007           $28,223              $14,513            $17,510
11/30/2007           $26,882              $13,906            $16,155
12/31/2007           $26,662              $13,810            $15,277
 1/31/2008           $24,798              $12,981            $15,224
 2/29/2008           $23,995              $12,560            $13,512
 3/31/2008           $23,121              $12,505            $13,144
 4/30/2008           $23,551              $13,115            $14,003
 5/31/2008           $23,408              $13,284            $13,151
 6/30/2008           $20,641              $12,164            $10,736
 7/31/2008           $20,684              $12,062            $11,503
 8/31/2008           $20,770              $12,237            $11,379
 9/30/2008           $18,971              $11,146            $10,822
10/31/2008           $16,456              $ 9,274            $ 8,389
11/30/2008           $15,853              $ 8,609            $ 6,846
12/31/2008           $15,828              $ 8,700            $ 6,826
                     -------              -------            -------
   Total Returns       58.28%              -13.00%            -31.74%
                     =======              =======            =======


                               14 | Annual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. INVESTING IN A SINGLE-SECTOR FUND INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS IMPACTING THE SECTOR. IN ADDITION, THE FUND INVESTS IN FOREIGN SECURITIES WHOSE RISKS INCLUDE CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500.


                               Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 7/1/08     VALUE 12/31/08   PERIOD* 7/1/08-12/31/08
                                           -----------------   --------------   -----------------------
CLASS Z
Actual                                         $1,000             $  770.30              $ 5.52
Hypothetical (5% return before expenses)       $1,000             $1,018.90              $ 6.29
CLASS A
Actual                                         $1,000             $  769.20              $ 6.89
Hypothetical (5% return before expenses)       $1,000             $1,017.34              $ 7.86
CLASS B
Actual                                         $1,000             $  766.70              $ 9.95
Hypothetical (5% return before expenses)       $1,000             $1,013.88              $11.34
CLASS C
Actual                                         $1,000             $  766.80              $ 9.95
Hypothetical (5% return before expenses)       $1,000             $1,013.88              $11.34

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.24%; A: 1.55%; B: 2.24%; and C: 2.24%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 17

Mutual Financial Services Fund

FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
CLASS Z                                                2008      2007       2006       2005       2004
-------                                              -------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 18.68   $  22.59   $  21.59   $  20.45   $  20.06
                                                     -------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ......................      0.46       0.51       0.40       0.44       0.34
   Net realized and unrealized gains (losses) ....     (7.94)     (2.41)      3.76       2.40       2.70
                                                     -------   --------   --------   --------   --------
Total from investment operations .................     (7.48)     (1.90)      4.16       2.84       3.04
                                                     -------   --------   --------   --------   --------
Less distributions from:
   Net investment income .........................     (0.40)     (0.61)     (0.57)     (0.49)     (0.32)
   Net realized gains ............................        --      (1.40)     (2.59)     (1.21)     (2.33)
                                                     -------   --------   --------   --------   --------
Total distributions ..............................     (0.40)     (2.01)     (3.16)     (1.70)     (2.65)
                                                     -------   --------   --------   --------   --------
Redemption fees(c, d).............................        --         --         --         --         --
                                                     -------   --------   --------   --------   --------
Net asset value, end of year .....................   $ 10.80   $  18.68   $  22.59   $  21.59   $  20.45
                                                     -------   --------   --------   --------   --------
Total return .....................................    (40.08)%    (8.71)%    19.73%     14.14%     15.62%

RATIOS TO AVERAGE NET ASSETS
Expenses(e, f) ...................................      1.19%      1.11%      1.08%      1.12%      1.10%
Expenses - excluding dividend expense on
   securities sold short(e) ......................      1.18%      1.11%      1.08%      1.11%      1.09%
Net investment income ............................      3.15%      2.25%      1.71%      2.10%      1.65%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $91,691   $164,890   $213,874   $174,864   $166,175
Portfolio turnover rate ..........................     41.98%     49.87%     62.65%     31.71%     38.40%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Mutual Financial Services Fund

                                                                   YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
CLASS A                                                2008       2007       2006       2005       2004
-------                                              --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  18.70   $  22.60   $  21.61   $  20.47   $  20.08
                                                     --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ......................       0.42       0.44       0.33       0.37       0.27
   Net realized and unrealized gains (losses) ....      (7.93)     (2.40)      3.76       2.41       2.70
                                                     --------   --------   --------   --------   --------
Total from investment operations .................      (7.51)     (1.96)      4.09       2.78       2.97
                                                     --------   --------   --------   --------   --------
Less distributions from:
   Net investment income .........................      (0.36)     (0.54)     (0.51)     (0.43)     (0.25)
   Net realized gains ............................         --      (1.40)     (2.59)     (1.21)     (2.33)
                                                     --------   --------   --------   --------   --------
Total distributions ..............................      (0.36)     (1.94)     (3.10)     (1.64)     (2.58)
                                                     --------   --------   --------   --------   --------
Redemption fees(c, d) ............................         --         --         --         --         --
                                                     --------   --------   --------   --------   --------
Net asset value, end of year .....................   $  10.83   $  18.70   $  22.60   $  21.61   $  20.47
                                                     --------   --------   --------   --------   --------
Total return(e) ..................................     (40.23)%    (8.99)%    19.35%      13.82%    15.17%

RATIOS TO AVERAGE NET ASSETS
Expenses(f, g) ...................................       1.49%      1.40%      1.39%      1.42%      1.44%
Expenses - excluding dividend expense on
   securities sold short(f) ......................       1.48%      1.40%      1.39%      1.41%      1.43%
Net investment income ............................       2.85%      1.96%      1.40%      1.80%      1.31%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $260,479   $441,180   $557,768   $359,058   $296,778
Portfolio turnover rate ..........................      41.98%     49.87%     62.65%     31.71%     38.40%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                           Annual Report | 19

Mutual Financial Services Fund

                                                                   YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
CLASS B                                                2008      2007      2006      2005      2004
-------                                              -------   -------   --------  -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 18.26   $ 22.08   $ 21.17   $ 20.09   $ 19.76
                                                     -------   -------   -------   -------   -------
Income from investment operations(a):
   Net investment income(b) ......................      0.31      0.27      0.16      0.23      0.14
   Net realized and unrealized gains (losses) ....     (7.72)    (2.33)     3.68      2.34      2.64
                                                     -------   -------   -------   -------   -------
Total from investment operations .................     (7.41)    (2.06)     3.84      2.57      2.78
                                                     -------   -------   -------   -------   -------
Less distributions from:
   Net investment income .........................     (0.24)    (0.36)    (0.34)    (0.28)    (0.12)
   Net realized gains ............................        --    (1.40)     (2.59)    (1.21)    (2.33)
                                                     -------   -------   -------   -------   -------
Total distributions ..............................     (0.24)    (1.76)    (2.93)    (1.49)    (2.45)
                                                     -------   -------   -------   -------   -------
Redemption fees(c, d) ............................        --        --        --        --        --
                                                     -------   -------   -------   -------   -------
Net asset value, end of year .....................   $ 10.61   $ 18.26   $ 22.08   $ 21.17   $ 20.09
                                                     -------   -------   -------   -------   -------
Total return(e) ..................................    (40.66)%   (9.58)%   18.51%    13.03%    14.51%

RATIOS TO AVERAGE NET ASSETS
Expenses(f, g) ...................................      2.19%     2.11%     2.08%     2.12%     2.10%
Expenses - excluding dividend expense on .........
   securities sold short(f) ......................      2.18%     2.11%     2.08%     2.11%     2.09%
Net investment income ............................      2.15%     1.25%     0.71%     1.10%     0.65%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $13,185   $30,756   $46,085   $42,526   $42,614
Portfolio turnover rate ..........................     41.98%    49.87%    62.65%    31.71%    38.40%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Mutual Financial Services Fund

                                                                   YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
CLASS C                                                2008       2007       2006       2005       2004
-------                                              --------   --------   --------   --------   --------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  18.59   $  22.46   $  21.51   $  20.39   $  20.02
                                                     --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ......................       0.31       0.28       0.16       0.23       0.13
   Net realized and unrealized gains (losses) ....      (7.85)     (2.37)      3.73       2.38       2.68
                                                     --------   --------   --------   --------   --------
Total from investment operations .................      (7.54)     (2.09)      3.89       2.61       2.81
                                                     --------   --------   --------   --------   --------
Less distributions from:
   Net investment income .........................      (0.25)     (0.38)     (0.35)     (0.28)     (0.11)
   Net realized gains ............................         --      (1.40)     (2.59)     (1.21)     (2.33)
                                                     --------   --------   --------   --------   --------
Total distributions ..............................      (0.25)     (1.78)     (2.94)     (1.49)     (2.44)
                                                     --------   --------   --------   --------   --------
Redemption fees(c, d) ............................         --         --         --         --         --
                                                     --------   --------   --------   --------   --------
Net asset value, end of year .....................   $  10.80   $  18.59   $  22.46   $  21.51   $  20.39
                                                     --------   --------   --------   --------   --------
Total return(e) ..................................     (40.63)%    (9.60)%    18.52%     13.06%     14.46%

RATIOS TO AVERAGE NET ASSETS
Expenses(f, g) ...................................       2.19%      2.11%      2.08%      2.12%      2.10%
Expenses - excluding dividend expense on
   securities sold short(f) ......................       2.18%      2.11%      2.08%      2.11%      2.09%
Net investment income ............................       2.15%      1.25%      0.71%      1.10%      0.65%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $103,509   $183,684   $225,305   $169,000   $155,698
Portfolio turnover rate ..........................      41.98%     49.87%     62.65%     31.71%     38.40%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Mutual Financial Services Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

                                                                            COUNTRY             SHARES/RIGHTS         VALUE
                                                                   ------------------------   ----------------   ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 66.0%
          CAPITAL MARKETS 1.0%
          The Goldman Sachs Group Inc. .........................         United States                  13,880   $     1,171,333
          Marfin Investment Group Holdings SA ..................            Greece                     319,130         1,294,095
          Tullett Prebon PLC ...................................        United Kingdom               1,188,419         2,369,292
                                                                                                                 ---------------
                                                                                                                       4,834,720
                                                                                                                 ---------------
          COMMERCIAL BANKS 15.1%
(a,b)     AB&T Financial Corp. .................................         United States                 226,100         1,300,075
(a,b,c)   Atlantic Banc Holdings Inc. ..........................         United States                 350,000         3,562,728
          Bank of Cyprus Public Co. Ltd. .......................             Cyprus                     30,036           112,138
(a,c)     The Bankshares Inc. ..................................         United States                 456,903         2,949,052
          Banque Cantonale Vaudoise ............................          Switzerland                   37,071        11,030,349
          BNP Paribas SA .......................................             France                    157,284         6,652,889
(a)       Cape Bancorp Inc. ....................................         United States                 251,648         2,307,612
(a)       Chicopee Bancorp Inc. ................................         United States                 248,614         2,958,507
          Danske Bank AS .......................................             Denmark                    90,616           885,238
(a,c)     Elephant Capital Holdings Ltd. .......................              Japan                      5,268                --
          Fifth Third Bancorp ..................................         United States                 478,260         3,950,427
(a,c)     First Chicago Bancorp ................................         United States                 496,868         3,768,365
          First Horizon National Corp. .........................         United States                 844,525         8,926,630
(a)       Guaranty Bancorp .....................................         United States               1,333,807         2,667,614
          Intesa Sanpaolo SpA ..................................             Italy                   2,516,158         8,927,797
          Intesa Sanpaolo SpA, di Risp .........................             Italy                     308,685           779,100
(a,c)     NCB Warrant Holdings Ltd., A .........................             Japan                      25,741                --
          PacWest Bancorp ......................................         United States                 269,290         7,243,901
          Royal Bank of Scotland Group PLC, ADR ................        United Kingdom                  72,440         1,107,608
(a)       Southern National Bancorp of Virginia Inc. ...........         United States                 290,840         1,614,162
                                                                                                                 ---------------
                                                                                                                      70,744,192
                                                                                                                 ---------------
          COMMERCIAL SERVICES & SUPPLIES 2.5%
(a)       Comdisco Holding Co. Inc. ............................         United States                     103               803
(a,d)     Comdisco Holding Co. Inc., Contingent Distribution ...         United States               4,195,000                --
          Intrum Justitia AB ...................................             Sweden                    989,310         9,932,323
(a,e)     Protection One Inc. ..................................         United States                 370,533         1,771,148
                                                                                                                 ---------------
                                                                                                                      11,704,274
                                                                                                                 ---------------
          CONSUMER FINANCE 0.6%
(a,c)     Cerberus CG Investor I LLC ...........................         United States               1,139,363           227,873
(a,c)     Cerberus CG Investor II LLC ..........................         United States               1,139,363           227,873
(a,c)     Cerberus CG Investor III LLC .........................         United States                 569,682           113,936
(a,c)     Cerberus FIM Investors Holdco LLC ....................         United States               4,299,250           910,572
(a)       White River Capital Inc. .............................         United States                 172,799         1,131,833
                                                                                                                 ---------------
                                                                                                                       2,612,087
                                                                                                                 ---------------
          DIVERSIFIED FINANCIAL SERVICES 8.7%
          Bolsas Y Mercados Espanoles ..........................             Spain                     200,687         5,160,614
(f)       Deutsche Boerse AG ...................................            Germany                    170,502        12,111,378
          Fortis ...............................................            Belgium                    422,790           548,622
(a)       Fortis, rts., 7/01/14 ................................            Belgium                    422,790                --
(a)       Geneva Acquisition Corp. .............................         United States                  32,200           189,980
(a)       Global Consumer Acquisition ..........................         United States                     700             6,387


                               22 | Annual Report

Mutual Financial Services Fund

                                                                             COUNTRY            SHARES/RIGHTS         VALUE
                                                                   ------------------------   ----------------   ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
          Guinness Peat Group PLC ..............................        United Kingdom               6,083,077   $     3,554,342
          Hellenic Exchanges SA Holding ........................            Greece                     615,070         4,816,293
          Osaka Securities Exchange Co. Ltd. ...................            Japan                        1,023         4,562,170
          Oslo Bors VPS Holding ASA ............................            Norway                     911,000         9,824,080
                                                                                                                 ---------------
                                                                                                                      40,773,866
                                                                                                                 ---------------
          INSURANCE 24.9%
          ACE Ltd. .............................................         United States                 135,350         7,162,722
          AmTrust Financial Services Inc. ......................         United States                 840,831         9,753,640
(a)       Argo Group International Holdings Ltd. ...............         United States                 240,760         8,166,579
(a)       Berkshire Hathaway Inc., A ...........................         United States                      37         3,574,200
(a)       Berkshire Hathaway Inc., B ...........................         United States                     216           694,224
          Brit Insurance Holdings PLC ..........................        United Kingdom                 746,484         2,406,787
(a)       CNinsure Inc., ADR ...................................             China                     784,678         6,803,158
(a)       Enstar Group Ltd. ....................................         United States                  77,503         4,583,527
(a)       Hilltop Holdings Inc. ................................         United States                 381,500         3,715,810
(a,c)     Imagine Group Holdings Ltd. ..........................             Bermuda                   551,589         4,517,514
          Lancashire Holdings Ltd. .............................        United Kingdom               1,464,166         8,960,263
          Maiden Holdings Ltd. .................................         United States                 564,590         1,767,167
(g)       Maiden Holdings Ltd., 144A ...........................         United States               1,500,000         4,695,000
(a,c)     Olympus Re Holdings Ltd. .............................         United States                   7,480            17,560
          Partnerre Ltd. .......................................            Bermuda                     85,330         6,081,469
(a,b)     Protector Forsikring ASA .............................            Norway                   4,479,410         3,020,688
          Prudential Financial Inc. ............................         United States                 113,270         3,427,550
(a,c)     Symetra Financial ....................................         United States               1,020,510        13,562,578
          Tower Australia Group Ltd. ...........................           Australia                 3,126,817         5,514,664
          The Travelers Cos. Inc. ..............................         United States                 175,143         7,916,464
          White Mountains Insurance Group Ltd. .................         United States                  38,048        10,163,001
          Zurich Financial Services AG .........................          Switzerland                    2,160           459,144
                                                                                                                 ---------------
                                                                                                                     116,963,709
                                                                                                                 ---------------
          MULTILINE RETAIL 0.4%
          Jelmoli Holding AG ...................................          Switzerland                    1,039         1,916,687
                                                                                                                 ---------------
          REAL ESTATE INVESTMENT TRUSTS (REITS) 5.3%
          Annaly Capital Management Inc. .......................         United States                 596,670         9,469,153
          Hatteras Financial Corp. .............................         United States                  55,000         1,463,000
(g)       Hatteras Financial Corp., 144A .......................         United States                 182,500         4,854,500
          Link REIT ............................................           Hong Kong                 3,290,090         5,433,815
          Redwood Trust Inc. ...................................         United States                 230,656         3,439,081
                                                                                                                 ---------------
                                                                                                                      24,659,549
                                                                                                                 ---------------
          REAL ESTATE MANAGEMENT & DEVELOPMENT 1.3%
(a)       Conwert Immobilien Invest SE .........................            Austria                    298,133         1,334,014
(a)       Dolphin Capital Investors Ltd. .......................   Virgin Islands (British)          5,486,000         3,445,408
          Eurocastle Investment Ltd. ...........................       Guernsey Islands                815,719           250,936
          Franconofurt AG ......................................           Germany                     201,927           872,476
(c)       Star Asia Finance Ltd., 144A .........................            Japan                       96,850           413,550
                                                                                                                 ---------------
                                                                                                                       6,316,384
                                                                                                                 ---------------


                               Annual Report | 23

Mutual Financial Services Fund

                                                                            COUNTRY             SHARES/RIGHTS         VALUE
                                                                   ------------------------   ----------------   ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          THRIFTS & MORTGAGE FINANCE 4.6%
          Abington Bancorp Inc. ................................         United States                 600,084   $     5,550,777
          Danvers Bancorp Inc. .................................         United States                  52,901           707,286
          ESSA Bancorp Inc. ....................................         United States                  13,160           186,477
          First Clover Leaf Financial Corp. ....................         United States                 436,070         3,006,703
(a)       Oritani Financial Corp. ..............................         United States                 223,380         3,763,953
          Viewpoint Financial Group ............................         United States                 214,669         3,445,437
          Westfield Financial Inc. .............................         United States                 474,380         4,895,602
                                                                                                                 ---------------
                                                                                                                      21,556,235
                                                                                                                 ---------------
          TOBACCO 1.6%
          UST Inc. .............................................         United States                 109,700         7,610,986
                                                                                                                 ---------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $450,636,381) ...............................                                                    309,692,689
                                                                                                                 ---------------
          PREFERRED STOCKS (COST $1,165,231) 0.2%
          DIVERSIFIED FINANCIAL SERVICES 0.2%
(a,c)     Hightower Holding LLC, pfd. ..........................         United States               1,165,231           855,396
                                                                                                                 ---------------

                                                                                              PRINCIPAL AMOUNT
                                                                                              ----------------
          CORPORATE BONDS & NOTES 1.6%
(c)       Cerberus CG Investor I LLC, 12.00%, 7/31/14 ..........         United States        $      1,000,000           200,000
(c)       Cerberus CG Investor II LLC, 12.00%, 7/31/14 .........         United States               1,000,000           200,000
(c)       Cerberus CG Investor III LLC, 12.00%, 7/31/14 ........         United States                 500,000           100,000
(c)       Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13 ..         United States              12,895,188         2,731,172
(c,h,i,j) Pontus I LLC, junior note, 144A, FRN, 5.689%,
             7/24/09 ...........................................         United States               2,728,648         3,079,011
(c,h,i,j) Pontus II Trust, junior profit-participating note,
             144A, FRN, 7.516%, 6/25/09 ........................         United States                 431,721           100,730
(i)       Prudential Financial Inc., cvt., senior bond,
             FRN, 0.366%, 12/15/37 .............................         United States               1,250,000         1,189,375
                                                                                                                 ---------------
          TOTAL CORPORATE BONDS & NOTES (COST $ 22,044,220) ....                                                       7,600,288
                                                                                                                 ---------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $473,845,832) ...............................                                                     318,148,373
                                                                                                                 ---------------
          SHORT TERM INVESTMENTS 21.5%
          U.S. GOVERNMENT AND AGENCY SECURITIES 21.4%
(k)       FHLB,
             1/05/09 ...........................................         United States              15,700,000        15,700,031
             1/07/09 - 12/01/09 ................................         United States              73,520,000        73,353,464
(k)       U.S. Treasury Bills, 4/02/09 - 5/21/09 ...............         United States              11,000,000        10,997,195
                                                                                                                 ---------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $ 99,293,938) ...............................                                                     100,050,690
                                                                                                                 ---------------


                               24 | Annual Report

Mutual Financial Services Fund

                                                                            COUNTRY                SHARES             VALUE
                                                                   ------------------------   ----------------   ---------------
          SHORT TERM INVESTMENTS (CONTINUED)
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
             (COST $573,139,770) ...............................                                                 $   418,199,063
                                                                                                                 ---------------
(l)       INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
          SECURITIES 0.1%
          MONEY MARKET FUNDS (COST $599,881) 0.1%
(m)       Bank of New York Institutional Cash ..................         United States                 599,881           593,882
                                                                                                                 ---------------
          Reserve Fund, 0.09%
          TOTAL INVESTMENTS (COST $573,739,651) 89.3% ..........                                                     418,792,945
          OPTIONS WRITTEN 0.0%(n) ..............................                                                         (18,645)
          NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE
             CONTRACTS 1.9% ....................................                                                       8,892,058
          OTHER ASSETS, LESS LIABILITIES 8.8% ..................                                                      41,197,270
                                                                                                                 ---------------
          NET ASSETS 100.0% ....................................                                                 $   468,863,628
                                                                                                                 ===============

                                                                                                 CONTRACTS
                                                                                              ----------------
(o)       OPTIONS WRITTEN (PREMIUMS RECEIVED $77,594) 0.0%(n)
          DIVERSIFIED FINANCIAL SERVICES 0.0%(n)
          Deutsche Boerse AG, Mar. 64 Calls, 3/20/09 ...........           Germany                         113   $        18,645
                                                                                                                 ---------------

See Abbreviations on page 44.

(a)  Non-income producing for the twelve months ended December 31, 2008.

(b)  See Note 11 regarding holdings of 5% voting securities.

(c)  See Note 9 regarding restricted and illiquid securities.

(d) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(e) A portion or all of the security is on loan at December 31, 2008. See Note 1(h).

(f) A portion or all of the security is held in connection with written option contracts open at year end.

(g) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2008, the aggregate value of these securities was $9,549,500, representing 2.04% of net assets.

(h)  See Note 12 regarding other considerations.

(i)  The coupon rate shown represents the rate at period end.

(j)  See Note 1(g) regarding investments in special purpose entities.

(k)  The security is traded on a discount basis with no stated coupon rate.

(l)  See Note 1(h) regarding securities on loan.

(m)  The rate shown is the annualized seven-day yield at period end.

(n)  Rounds to less than 0.1% of net assets.

(o)  See Note 1(e) regarding written options.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Mutual Financial Services Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................................   $ 557,963,729
      Cost - Non-controlled affiliated issuers (Note 11) .......................      15,775,922
                                                                                   -------------
      Total cost of investments ................................................   $ 573,739,651
                                                                                   -------------
      Value - Unaffiliated issuers .............................................   $ 410,909,454
      Value - Non-controlled affiliated issuers (Note 11) ......................       7,883,491
                                                                                   -------------
      Total value of investments (includes securities loaned
          in the amount of $573,017) ...........................................     418,792,945
   Cash ........................................................................      26,786,117
   Cash on deposit with brokers ................................................       5,612,978
   Foreign currency, at value (cost $ 10,971,888) ..............................      10,952,662
   Receivables:
      Investment securities sold ...............................................         876,014
      Capital shares sold ......................................................       1,773,348
      Dividends and interest ...................................................       5,357,639
   Unrealized appreciation on forward exchange contracts (Note 8) ..............      15,826,266
                                                                                   -------------
         Total assets ..........................................................     485,977,969
                                                                                   -------------
Liabilities:
   Payables:
      Investment securities purchased ..........................................       5,427,300
      Capital shares redeemed ..................................................       3,051,653
      Affiliates ...............................................................         738,955
   Options written, at value (premiums received $77,594) .......................          18,645
   Payable upon return of securities loaned ....................................         599,881
   Unrealized depreciation on forward exchange contracts (Note 8) ..............       6,934,208
   Accrued expenses and other liabilities ......................................         343,699
                                                                                   -------------
         Total liabilities .....................................................      17,114,341
                                                                                   -------------
            Net assets, at value ...............................................   $ 468,863,628
                                                                                   -------------
Net assets consist of:
   Paid-in capital .............................................................   $ 777,173,586
   Undistributed net investment income .........................................       1,346,889
   Net unrealized appreciation (depreciation) ..................................    (145,568,798)
   Accumulated net realized gain (loss) ........................................    (164,088,049)
                                                                                   -------------
            Net assets, at value ...............................................   $ 468,863,628
                                                                                   -------------

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Mutual Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2008

CLASS Z:
   Net assets, at value ........................................................   $  91,691,351
                                                                                   -------------
   Shares outstanding ..........................................................       8,487,118
                                                                                   -------------
   Net asset value and maximum offering price per share ........................   $       10.80
                                                                                   -------------
CLASS A:
   Net assets, at value ........................................................   $ 260,478,586
                                                                                   -------------
   Shares outstanding ..........................................................      24,048,611
                                                                                   -------------
   Net asset value per share(a) ................................................   $       10.83
                                                                                   -------------
   Maximum offering price per share (net asset value per share / 94.25%) .......   $       11.49
                                                                                   -------------
CLASS B:
   Net assets, at value ........................................................   $  13,184,583
                                                                                   -------------
   Shares outstanding ..........................................................       1,242,752
                                                                                   -------------
   Net asset value and maximum offering price per share(a) .....................   $       10.61
                                                                                   -------------
CLASS C:
   Net assets, at value ........................................................   $ 103,509,108
                                                                                   -------------
   Shares outstanding ..........................................................       9,587,262
                                                                                   -------------
   Net asset value and maximum offering price per share(a) .....................   $       10.80
                                                                                   -------------

(a) Redemption price is equal to net asset value less contingent deferred sales, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Mutual Financial Services Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2008

Investment income:
   Dividends (net of foreign taxes of $2,058,004) ..............................   $  24,039,794
   Interest ....................................................................       4,208,314
   Income from securities loaned ...............................................         378,553
                                                                                   -------------
            Total investment income ............................................      28,626,661
                                                                                   -------------
Expenses:
   Management fees (Note 3a) ...................................................       5,281,998
   Administrative fees (Note 3b) ...............................................         502,058
   Distribution fees: (Note 3c)
      Class A ..................................................................       1,099,685
      Class B ..................................................................         207,251
      Class C ..................................................................       1,463,652
   Transfer agent fees (Note 3e) ...............................................       1,432,412
   Custodian fees (Note 4) .....................................................         142,842
   Reports to shareholders .....................................................         121,094
   Registration and filing fees ................................................         103,527
   Professional fees ...........................................................         121,740
   Trustees' fees and expenses .................................................          34,035
   Dividends on securities sold short ..........................................          63,580
   Other .......................................................................          52,998
                                                                                   -------------
            Total expenses .....................................................      10,626,872
            Expense reductions (Note 4) ........................................          (6,502)
                                                                                   -------------
               Net expenses ....................................................      10,620,370
                                                                                   -------------
                  Net investment income ........................................      18,006,291
                                                                                   -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ..................................................    (169,527,421)
         Non-controlled affiliated issuers (Note 11) ...........................      (2,322,352)
      Written options ..........................................................         254,384
      Foreign currency transactions ............................................       6,002,920
      Securities sold short ....................................................         304,935
                                                                                   -------------
                  Net realized gain (loss) .....................................    (165,287,534)
                                                                                   -------------
Net change in unrealized appreciation (depreciation) on:
   Investments .................................................................    (209,436,677)
   Translation of other assets and liabilities denominated in foreign
      currencies ...............................................................      14,304,049
                                                                                   -------------
                  Net change in unrealized appreciation (depreciation) .........    (195,132,628)
                                                                                   -------------
Net realized and unrealized gain (loss) ........................................    (360,420,162)
                                                                                   -------------
Net increase (decrease) in net assets resulting from operations ................   $(342,413,871)
                                                                                   -------------

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Mutual Financial Services Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                   ------------------------------
                                                                                        2008            2007
                                                                                   -------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................................   $  18,006,291   $   19,077,293
      Net realized gain (loss) from investments, written options, synthetic
         equity swaps, and foreign currency transactions .......................    (165,287,534)      48,246,026
      Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
         currencies ............................................................    (195,132,628)    (158,541,852)
                                                                                   -------------   --------------
            Net increase (decrease) in net assets resulting from operations ....    (342,413,871)     (91,218,533)
                                                                                   -------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ...............................................................      (3,377,037)      (5,237,527)
         Class A ...............................................................      (8,457,768)     (12,467,378)
         Class B ...............................................................        (299,698)        (613,237)
         Class C ...............................................................      (2,396,773)      (3,628,332)
      Net realized gains:
         Class Z ...............................................................              --      (12,010,868)
         Class A ...............................................................              --      (32,373,433)
         Class B ...............................................................              --       (2,369,277)
         Class C ...............................................................              --      (13,398,613)
                                                                                   -------------   --------------
   Total distributions to shareholders .........................................     (14,531,276)     (82,098,665)
                                                                                   -------------   --------------
   Capital share transactions: (Note 2)
         Class Z ...............................................................      (3,195,319)     (14,311,619)
         Class A ...............................................................      15,415,528      (23,031,413)
         Class B ...............................................................      (6,375,808)      (8,804,710)
         Class C ...............................................................        (554,166)      (3,068,654)
                                                                                   -------------   --------------
   Total capital share transactions ............................................       5,290,235      (49,216,396)
                                                                                   -------------   --------------
   Redemption fees .............................................................           9,462           10,203
                                                                                   -------------   --------------
            Net increase (decrease) in net assets ..............................    (351,645,450)    (222,523,391)
Net assets:
   Beginning of year ...........................................................     820,509,078    1,043,032,469
                                                                                   -------------   --------------
   End of year .................................................................   $ 468,863,628   $  820,509,078
                                                                                   -------------   --------------
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of year .................................................................   $   1,346,889   $   (1,283,860)
                                                                                   -------------   --------------

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Mutual Financial Services Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment


                               30 | Annual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                               Annual Report | 31

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized appreciation or depreciation on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities or other financial instruments at a specified price, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires,


                               32 | Annual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS (CONTINUED)

the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. INVESTMENTS IN SPECIAL PURPOSE ENTITIES

At December 31, 2008, the Fund had contributed an additional $2,354,287 as a subordinated note holder of certain special purpose entities ("SPEs"). Such contributions, while made at the discretion of the Fund, represent additional capital contributions to the SPE in support of its underlying investments and are subject first to the claims of the senior note holders of the SPE. These contributions are recorded as an addition to the Fund's cost basis in the SPE and are subject to the risk of loss in the event of continued unfavorable market conditions related to the SPE's underlying investments.

H. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in


                               Annual Report | 33

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITIES LENDING (CONTINUED)

addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

I. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                               34 | Annual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

M. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------
                                                                     2008                         2007
                                                        -----------------------------   -----------------------------
                                                           SHARES          AMOUNT          SHARES          AMOUNT
                                                        ------------   --------------   ------------   --------------
CLASS Z SHARES
   Shares sold ......................................     1,804,326    $  26,949,928      1,142,965    $  25,747,515
   Shares issued in reinvestment of distributions ...       277,927        3,087,103        798,044       15,799,592
   Shares redeemed ..................................    (2,423,622)     (33,232,350)    (2,578,954)     (55,858,726)
                                                        -----------    -------------    -----------    -------------
   Net increase (decrease) ..........................      (341,369)   $  (3,195,319)      (637,945)   $ (14,311,619)
                                                        ===========    =============    ===========    =============
CLASS A SHARES:
   Shares sold ......................................    12,037,190    $ 182,417,278      8,273,263    $ 185,555,532
   Shares issued in reinvestment of distributions ...       681,749        7,602,265      2,082,149       41,350,983
   Shares redeemed ..................................   (12,261,409)    (174,604,015)   (11,440,654)    (249,937,928)
                                                        -----------    -------------    -----------    -------------
   Net increase (decrease) ..........................       457,530    $  15,415,528     (1,085,242)   $ (23,031,413)
                                                        ===========    =============    ===========    =============


                               Annual Report | 35

Mutual Financial Services Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                       YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------
                                                                  2008                        2007
                                                        ---------------------------   ---------------------------
                                                          SHARES          AMOUNT         SHARES        AMOUNT
                                                        -----------   -------------   -----------   -------------
CLASS B SHARES:
   Shares sold ......................................      154,390    $  2,269,646        91,173    $  1,940,538
   Shares issued in reinvestment of distributions ...       24,414         267,402       141,355       2,759,025
   Shares redeemed ..................................     (619,982)     (8,912,856)     (636,193)    (13,504,273)
                                                        ----------    ------------    ----------    ------------
   Net increase (decrease) ..........................     (441,178)   $ (6,375,808)     (403,665)   $ (8,804,710)
                                                        ==========    ============    ==========    ============
CLASS C SHARES:
   Shares sold ......................................    3,312,956    $ 50,459,766     2,125,234    $ 47,085,730
   Shares issued in reinvestment of distributions ...      192,049       2,143,797       769,413      15,205,291
   Shares redeemed ..................................   (3,795,954)    (53,157,729)   (3,045,901)    (65,359,675)
                                                        ----------    ------------    ----------    ------------
   Net increase (decrease) ..........................     (290,949)   $   (554,166)     (151,254)   $ (3,068,654)
                                                        ==========    ============    ==========    ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------
0.800%                Up to and including $1 billion
0.770%                Over $1 billion, up to and including $2 billion
0.750%                Over $2 billion, up to and including $5 billion
0.730%                In excess of $5 billion


                               36 | Annual Report

Mutual Financial Services Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
0.150%                Up to and including $200 million
0.135%                Over $200 million, up to and including $700 million
0.100%                Over $700 million, up to and including $1.2 billion
0.075%                In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....   0.35%
Class B .....   1.00%
Class C .....   1.00%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ...................   $318,724
Contingent deferred sales charges retained .......   $ 50,157

E. TRANSFER AGENT FEES

For the year ended December 31, 2008, the Fund paid transfer agent fees of $1,432,412, of which $914,518 was retained by Investor Services.


                               Annual Report | 37

Mutual Financial Services Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996 the Plan was closed to new participants.

During the year ended December 31, 2008 the Fund's projected benefit obligation and benefit payments under the plan were as follows:

(a) Projected benefit obligation at December 31, 2008 ..   $17,219
(b) Increase in projected benefit obligation ...........   $ 1,572
Benefit payments made to retired trustees ..............   $   320

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $105,853,047 expiring in 2016.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $35,488,912.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

                                           2008          2007
                                        -----------   -----------
Distributions paid from:
   Ordinary income ..................   $14,531,276   $25,584,387
   Long term capital gain ...........            --    56,514,278
                                        -----------   -----------
                                        $14,531,276   $82,098,665
                                        ===========   ===========


                               38 | Annual Report

Mutual Financial Services Fund

6. INCOME TAXES (CONTINUED)

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ............................................   $ 586,853,295
                                                                   =============
Unrealized appreciation ........................................   $  17,316,075
Unrealized depreciation ........................................    (185,376,425)
                                                                   -------------
Net unrealized appreciation (depreciation) .....................   $(168,060,350)
                                                                   =============
Distributable earnings - undistributed ordinary income .........   $     536,955
                                                                   =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, pass-through entity income, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, pass-through entity income, and certain dividends on securities sold short.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2008, aggregated $240,307,268 and $324,472,753, respectively.

Transactions in options written during the year ended December 31, 2008, were as follows:

                                                     NUMBER OF    PREMIUMS
                                                     CONTRACTS    RECEIVED
                                                     ---------   ---------
Options outstanding at December 31, 2007..........       304     $  34,696
Options written...................................     2,653       297,282
Options expired...................................    (2,844)     (254,384)
Options exercised.................................        --            --
Options closed....................................        --            --
                                                      ------     ---------
Options outstanding at December 31, 2008..........       113     $  77,594
                                                      ======     =========


                               Annual Report | 39

Mutual Financial Services Fund

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                   CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
                                                    AMOUNT        DATE      APPRECIATION   DEPRECIATION
                                                 -----------   ----------   ------------   ------------
CONTRACTS TO BUY
        5,043,184   British Pound Sterling ...   $ 8,127,780     1/12/09     $        --   $  (766,495)
        3,275,594   Danish Krone .............       620,651     1/23/09              --        (7,821)
       36,797,923   Danish Krone .............     6,333,765     1/23/09         567,393            --
       13,138,951   Swiss Franc ..............    11,450,923     2/09/09         858,869            --
        2,156,672   Euro .....................     3,098,275     2/13/09              --       (87,844)
       14,599,434   Euro .....................    18,784,716     2/13/09       1,594,179            --
          780,000   British Pound Sterling ...     1,331,668     3/10/09              --      (194,090)
      103,430,361   Swedish Krona ............    14,524,897     3/16/09              --    (1,308,965)
       29,596,491   Swedish Krona ............     3,670,432     3/16/09         111,294            --
          800,000   Australian Dollar ........       538,400     3/17/09          24,276            --
       10,147,231   Euro .....................    12,782,196     5/13/09       1,353,750            --
CONTRACTS TO SELL
       16,999,066   British Pound Sterling ...    29,510,252     1/12/09       4,690,511            --
       44,054,650   Danish Krone .............     7,770,739     1/23/09              --      (491,359)
       10,000,000   Euro .....................    14,628,500     1/26/09         662,212            --
        5,404,854   Swiss Franc ..............     4,810,000     2/09/09              --      (253,770)
       20,270,566   Swiss Franc ..............    19,272,096     2/09/09         287,348            --
       17,000,000   Euro .....................    25,267,100     2/13/09       1,537,330            --
      288,683,663   Japanese Yen .............     3,007,606     2/19/09              --      (177,560)
        5,180,000   Euro .....................     6,748,677     2/27/09              --      (479,318)
          920,000   Euro .....................     1,219,267     3/13/09              --       (64,043)
        7,453,595   Swedish Krona ............       925,000     3/16/09              --       (27,392)
      187,600,000   Swedish Krona ............    27,562,648     3/16/09       3,591,845            --
        6,491,423   Australian Dollar ........     5,112,970     3/17/09         547,259            --
        7,125,000   Euro .....................     9,275,703     4/30/09              --      (652,669)
       11,859,705   Euro .....................    14,860,210     5/13/09              --    (1,661,355)
       83,418,191   Norwegian Krone ..........    11,824,092     5/19/09              --       (97,219)
        5,000,000   Euro .....................     6,511,000     5/29/09              --      (452,134)
        5,534,477   New Zealand Dollar .......     2,949,876     9/10/09              --      (212,174)
                                                                             -----------   -----------
Unrealized appreciation (depreciation) on forward exchange contracts ....     15,826,266    (6,934,208)
                                                                             -----------   -----------
   NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE CONTRACTS ............    $ 8,892,058
                                                                             ===========


                               40 | Annual Report

Mutual Financial Services Fund

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/                                                   ACQUISITION
SHARES              ISSUER                                             DATES            COST          VALUE
-----------------   -----------------------------------------   ------------------   -----------   -----------
          350,000   Atlantic Banc Holdings Inc. .............         2/01/07        $ 3,500,000   $ 3,562,728
          456,903   The Bankshares Inc. .....................         3/22/07          4,569,030     2,949,052
        1,139,363   Cerberus CG Investor I LLC ..............    7/26/07 - 6/17/08     1,139,363       227,873
        1,000,000   Cerberus CG Investor I LLC, 12.00%,
                       7/31/14 ..............................         7/26/07          1,000,000       200,000
        1,139,363   Cerberus CG Investor II LLC .............    7/26/07 - 6/17/08     1,139,363       227,873
        1,000,000   Cerberus CG Investor II LLC, 12.00%,
                       7/31/14 ..............................         7/26/07          1,000,000       200,000
          569,682   Cerberus CG Investor III LLC ............    7/26/07 - 6/17/08       569,682       113,936
          500,000   Cerberus CG Investor III LLC, 12.00%,
                       7/31/14 ..............................         7/26/07            500,000       100,000
        4,299,250   Cerberus FIM Investors Holdco LLC .......        11/20/06          4,299,250       910,572
       12,895,188   Cerberus FIM Investors Holdco LLC,
                       12.00%, 11/22/13 .....................        11/20/06         12,895,188     2,731,172
            5,268   Elephant Capital Holdings Ltd ...........    8/29/03 - 3/10/08       612,722            --
          496,868   First Chicago Bancorp ...................        11/16/06          6,956,152     3,768,365
        1,165,231   Hightower Holding LLC, pfd. .............   3/31/08 - 11/18/08     1,165,231       855,396
          551,589   Imagine Group Holdings Ltd. .............         8/31/04          5,649,099     4,517,514
           25,741   NCB Warrant Holdings Ltd., A ............   12/16/05 - 3/10/08       271,013            --
            7,480   Olympus Re Holdings Ltd. ................        12/19/01            723,329        17,560
        2,728,648   Pontus I LLC, junior note, 144A, FRN,
                       5.689%, 7/24/09 ......................    1/22/08 - 2/25/08     5,019,287     3,079,011
          431,721   Pontus II Trust, junior profit-
                       participating note, 144A, FRN,
                       7.516%, 6/25/09 ......................         2/29/08            495,369       100,730
           96,850   Star Asia Finance Ltd., 144A ............    2/22/07 - 5/18/07     9,836,925       413,550
        1,020,510   Symetra Financial .......................         7/27/04         11,730,000    13,562,578
                                                                                                   -----------
                    TOTAL RESTRICTED SECURITIES (8.01% of Net Assets) ..........................   $37,537,910
                                                                                                   ===========


                               Annual Report | 41

Mutual Financial Services Fund

10. UNFUNDED CAPITAL COMMITMENTS

At December 31, 2008, the Fund had aggregate unfunded capital commitments to investments of $2,236,360.

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2008, were as shown below.

                                    NUMBER OF SHARES
                                         HELD AT                           NUMBER OF SHARES  VALUE AT                   REALIZED
                                       BEGINNING       GROSS       GROSS      HELD AT END     END OF       INVESTMENT   CAPITAL
NAME OF ISSUER                          OF YEAR      ADDITIONS  REDUCTIONS      OF YEAR        YEAR          INCOME   GAIN (LOSS)
--------------                      ---------------- --------- ----------- ---------------- ----------     ---------- -----------
NON-CONTROLLED AFFILIATES
AB&T Financial Corp. ..............      226,100            --          --     226,100      $1,3$0,075        $--     $        --
Atlantic Banc Holdings Inc. .......      350,000            --          --     350,000       3,562,728         --              --
Franconofurt AG ...................      499,260       201,927     499,260     201,927              --(a)      --      (2,322,352)
Protector Forsikring ASA ..........    4,360,410       119,000          --   4,479,410       3,020,688         --              --
                                                                                            ----------        ---     -----------
   TOTAL AFFILIATED SECURITIES
      (1.68% of Net Assets) .......                                                         $7,883,491        $--     $(2,322,352)
                                                                                            ==========        ===     ===========

(a)  As of December 31, 2008, no longer an affiliate.

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Franklin Mutual serves as investment manager to certain special purpose entities that issue securities held by the Fund. Franklin Mutual is not compensated for such services and does not invest in or exercise control over such entities. As investment manager, Franklin Mutual is primarily responsible for recommending investments in unaffiliated issuers to be held by the special purpose entities. Securities issued by these special purpose entities are restricted under the Securities Act of 1933 and are deemed to be illiquid.

13. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Franklin Mutual Series Funds, formerly known as the Franklin Mutual Series Funds, Inc. The reorganization became effective on May 1, 2008.


                               42 | Annual Report

Mutual Financial Services Fund

14. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                            LEVEL 1        LEVEL 2       LEVEL 3         TOTAL
                                         ------------   ------------   -----------   ------------
ASSETS:
   Investments in Securities ........    $285,856,113    $95,398,925   $37,537,907   $418,792,945
   Other Financial Instruments(a) ...              --     15,826,266            --     15,826,266
LIABILITIES:
   Options Written ..................              --         18,645            --         18,645
   Other Financial Instruments(a) ...              --      6,934,208            --      6,934,208

(a) Other financial instruments includes net unrealized appreciation (depreciation) on forward exchange contracts.

At December 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Fund's fair value, is as follows:

                                                              INVESTMENTS IN
                                                                SECURITIES
                                                              --------------
Beginning Balance - January 1, 2008 .......................     $ 65,170,199
   Net realized gain (loss) ...............................         (104,510)
   Net change in unrealized appreciation (depreciation) ...      (32,456,931)
   Net purchases (sales) ..................................        7,780,333
   Transfers in and/or out of Level 3 .....................       (2,851,184)
                                                                ------------
Ending Balance ............................................     $ 37,537,907
                                                                ------------
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period .....     $(32,432,113)
                                                                ============


                               Annual Report | 43

Mutual Financial Services Fund

15. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

16. SUBSEQUENT EVENTS

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit ("Global Credit Facility") to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note


                               44 | Annual Report

Mutual Financial Services Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF FRANKLIN MUTUAL SERIES FUNDS AND SHAREHOLDERS OF THE MUTUAL FINANCIAL SERVICES FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Financial Services Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the "Fund"), including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Financial Services Fund of the Franklin Mutual Series Funds at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                       (ERNST & YOUNG LLP)

Boston, Massachusetts
February 17, 2009


                               Annual Report | 45

Mutual Financial Services Fund

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $18,340,640 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund designates 14.13% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $2,018,207 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.


                               46 | Annual Report

Mutual Financial Services Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION        TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
---------------------------------   --------------   ---------------   -----------------------   -----------------------------------
EDWARD I. ALTMAN, PH.D. (1941)      Trustee          Since 1987        7                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.

ANN TORRE BATES (1958)              Trustee          Since 1994        30                        SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                                Allied Capital Corporation
101 John F. Kennedy Parkway                                                                      (financial services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD (1929)          Trustee          Since 2002        14                        Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC                                                                Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway                                                                      Fiduciary International Ireland
Short Hills, NJ 07078-2789                                                                       Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.

BRUCE A. MACPHERSON (1930)          Trustee          Since 1974        7                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).


                               Annual Report | 47

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION        TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
---------------------------------   --------------   ---------------   -----------------------   -----------------------------------
CHARLES RUBENS II (1930)            Trustee          Since 1998        14                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

ROBERT E. WADE (1946)               Trustee and      Trustee           37                        El Oro and Exploration Co., p.l.c.
c/o Franklin Mutual Advisers, LLC   Chairman         since 1991 and                              (investments).
101 John F. Kennedy Parkway         of the Board     Chairman of the
Short Hills, NJ 07078-2789                           Board since
                                                     2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION        TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
---------------------------------   --------------   ---------------   -----------------------   -----------------------------------
**GREGORY E. JOHNSON (1961)         Trustee          Since 2007        92                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

**PETER A. LANGERMAN (1955)         Trustee,         Trustee           7                         None
c/o Franklin Mutual Advisers, LLC   President        since 2007,
101 John F. Kennedy Parkway         and Chief        President and
Short Hills, NJ 07078-2702          Executive        Chief Executive
                                    Officer -        Officer -
                                    Investment       Investment
                                    Management       Management
                                                     since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of
Investment.

JENNIFER J. BOLT (1964)             Chief            Since             Not Applicable            Not Applicable
One Franklin Parkway                Executive        December 2008
San Mateo, CA 94403-1906            Officer -
                                    Finance and
                                    Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               48 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION        TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
---------------------------------   --------------   ---------------   -----------------------   -----------------------------------
PHILIPPE BRUGERE-TRELAT (1949)      Vice President   Since 2005        Not Applicable            Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)               Chief            Chief             Not Applicable            Not Applicable
One Franklin Parkway                Compliance       Compliance
San Mateo, CA 94403-1906            Officer and      Officer since
                                    Vice President   2004 and Vice
                                    - AML            President - AML
                                    Compliance       Compliance
                                                     since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

MICHAEL J. EMBLER (1964)            Senior Vice      Since 2005        Not Applicable            Not Applicable
101 John F. Kennedy Parkway         President
Short Hills, NJ 07078-2789          and Chief
                                    Investment
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in
Franklin Templeton Investments.

LAURA F. FERGERSON (1962)           Chief            Since             Not Applicable            Not Applicable
One Franklin Parkway                Financial        February 2008
San Mateo, CA 94403-1906            Officer and
                                    Chief
                                    Accounting
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)             Vice President   Since             Not Applicable            Not Applicable
500 East Broward Blvd.                               February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 49

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION        TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
---------------------------------   --------------   ---------------   -----------------------   -----------------------------------
STEVEN J. GRAY (1955)               Secretary        Since 2005        Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual
Advisers, LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton
Investments.

GREGORY R. SEWARD (1956)            Treasurer        Since 2005        Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)                Vice President   Since 2005        Not Applicable            Not Applicable
Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the parent company of the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 2: Gregory E. Johnson is the brother of Jennifer J. Bolt.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               50 | Annual Report

Mutual Financial Services Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 51

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL FINANCIAL SERVICES FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B & C)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

479 A2008 02/09



                                    (GRAPHIC)

                                                               DECEMBER 31, 2008

ANNUAL REPORT AND SHAREHOLDER LETTER                                       VALUE

                               MUTUAL BEACON FUND

                                                   WANT TO RECEIVE THIS DOCUMENT
                                                   FASTER VIA EMAIL?

                                                   Eligible shareholders can
                                                   sign up for eDelivery at
                                                   franklintempleton.com.
                                                   See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth-and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

ANNUAL REPORT

SHAREHOLDER LETTER ........................................................    1
Mutual Beacon Fund ........................................................    5
Performance Summary .......................................................   11
Your Fund's Expenses ......................................................   16
Financial Highlights and Statement of Investments .........................   18
Financial Statements ......................................................   30
Notes to Financial Statements .............................................   34
Report of Independent Registered Public Accounting Firm ...................   51
Tax Designation ...........................................................   52
Board Members and Officers ................................................   53
Shareholder Information ...................................................   57

Shareholder Letter

Dear Mutual Beacon Fund Shareholder:

As we write this letter, 2008 has just drawn to a close. Like many other investors, we are not sorry to see it pass. From a purely financial perspective, it was a painful year, bringing stock market declines ranging from 40% to 50% across most of the developed world (with greater losses in many emerging markets) as well as a credit crisis and climate of fear that prompted a global recession. These events have effectively wiped out the shareholders of such institutions as Fannie Mae, Freddie Mac, AIG, Bear Stearns, Lehman Brothers, Fortis, Washington Mutual and Wachovia, and have led to extraordinary government intervention in the financial markets. Policy makers have no definitive playbook for guidance, and the world of finance is being remade before our eyes.

As stewards of our investors' capital, we have always followed an investment approach that places a premium on limiting our portfolio's downside exposure. This is inherent in our focus on buying companies cheaply -- when their securities are trading at a meaningful discount to our analysis of intrinsic value --and selling them as they trade close to that value. We are particularly attracted to stocks where an identifiable catalyst exists to unlock the valuation discount. We also buy distressed securities and participate in merger arbitrage and privately negotiated transactions when we feel we can generate attractive risk-adjusted returns for Fund investors.

With markets down as much as they were in 2008, and given that we are essentially "long only" investors, it would be unrealistic to expect positive returns in this environment. Nevertheless, we clearly are disappointed with the Fund's loss

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are eligible for eDelivery.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
for the year. Several factors contributed to this, some market related and others self-inflicted.

First, and perhaps most important, was the generally indiscriminate devaluation of stocks across industries, geographies and market capitalizations. In short, there were few safe havens as even some companies in the less cyclical, more defensive industries that make up the Fund's core, including consumer staples, health care, utilities and telecommunications companies, were down at least 18% in 2008, and in some cases significantly more.

Second, we underestimated the ferocity of the economic downturn and its impact on the valuations of some of the more economically sensitive companies owned, including those in the industrials, consumer discretionary and information technology sectors.

Third, while we did not buy into the oil and commodity bubble that burst in July 2008, we did own or had established over the past several months positions in a number of companies directly or indirectly exposed to oil or other commodities. Such companies' share prices plunged in the latter half of the year.

Fourth, entering 2008 the Fund owned shares of several large European banks that we believed had very limited exposure to the difficulties that roiled the U.S. financial system. Subsequent events proved the contagion had spread to these institutions as well.

Fifth, due to the repricing of corporate credit risk and paralysis in the credit markets, the stocks of leveraged companies, i.e., companies with substantial debt, were disproportionately punished by the markets.

Finally, our focus on merger arbitrage, private transactions and catalyst-oriented investments, all of which have tended to protect the Fund during periods of extended downward volatility, failed in this mission in 2008. Several merger arbitrage positions declined sharply after deals failed to close. We also substantially wrote down several private transactions in which we were invested. Catalyst-oriented positions were doubly affected when the catalysts were postponed due to capital market constraints and the hedge funds that typically owned large positions in these stocks were forced to liquidate their positions due to investor redemptions.

In a year of few highlights, we did get some things right. A portion of the Fund's assets were held as cash during the year, with about 12% of total net assets in cash at year-end, reflecting our caution about valuations in general.


                        2 | Not part of the annual report

We selectively used market puts at various points during the year to protect against large downward market movements. We did have our share of positive stock stories as noted in the following shareholder report. And we increased our foreign currency hedges over the year, which mitigated the drag caused by an appreciating dollar.

Looking forward, we are focused on a number of factors. Rather than try to be macroeconomists or market strategists, we instead focus on our discipline of buying securities at what we believe are very attractive prices and investing for the long term. However, one cannot ignore the macroeconomic backdrop entering 2009, and we are proceeding with a fairly high degree of caution. Although the actions of central banks across the globe may have temporarily stabilized the financial system, we are not convinced that the worst of the economic news is behind us. Nevertheless, given the indiscriminate nature of the market carnage, such an environment creates opportunities -- and we are focused on four particular areas:

     - Stocks of companies in economically defensive industries, with strong market positions, high barriers to entry, reasonably predictable earnings and cash flows, many of which we consider as attractively valued today as they have been in years;

     - Stocks disproportionately punished by the market, perhaps because they were owned heavily by hedge funds or have a higher degree of leverage but have no need to access the credit markets for a number of years;

     - Stocks of market-leading global companies, sometimes in more economically sensitive industries, that are extremely attractive for long-term investors, including a number of commodity-oriented companies; and

     - Distressed debt, a quiet area for the past several years due to robust economic and capital market conditions. The leveraged buyout boom from 2005 through mid-2007 is likely to result in defaults by many good companies with bad balance sheets in the coming years. We consider this an area of particular opportunity although it is still early. Most of the distressed opportunities through year-end 2008 have been in bad companies with bad balance sheets, which interest us little. In the meantime, we have sought to take advantage of credit market dislocation and technical pressure to add positions in a number of senior secured corporate loans that are trading at levels we think will generate equity-like returns with, in our view, a low risk of principal loss.


                        Not part of the annual report | 3

As a final note, periods of economic and market instability historically have created favorable opportunities for long-term, patient and disciplined investors. We believe the basic institutions that underlie our economic and political system have proven their ability to adapt to changing conditions and emerge stronger from severe dislocations. We are excited about the prospects of participating in this chapter, albeit a difficult one, of our economic history and believe our approach should serve our shareholders well over the long term. We certainly appreciate your support over the past year and look forward to a more prosperous year ahead.

Sincerely,


/s/ Peter A. Langerman
-----------------------------------
Peter A. Langerman
Chairman, President and
Chief Executive Officer
Franklin Mutual Advisers, LLC


/s/ Michael J. Embler
-----------------------------------
Michael J. Embler
Senior Vice President and
Chief Investment Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        4 | Not part of the annual report

Annual Report

Mutual Beacon Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Mutual Beacon Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Mutual Beacon Fund - Class Z had a -40.37% cumulative total return for the 12 months ended December 31, 2008. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -37.00% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

In 2008, the U.S. economy faltered and The Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967. The government's abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled the equity markets. Despite government interventions and massive emergency funding, rapidly weakening manufacturing activity and falling home prices exacerbated the nation's economic troubles. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.(2) In early December, the National Bureau of Economic Research officially declared the U.S. economy has been in recession since December 2007.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Assets as of 12/31/08

                   (BAR CHART)

U.S.                                        65.0%
U.K.                                         6.3%
Germany                                      3.4%
Switzerland                                  3.1%
Denmark                                      1.8%
Norway                                       1.6%
France                                       1.5%
Netherlands                                  1.4%
Spain                                        1.3%
Sweden                                       1.2%
Japan                                        1.0%
Other                                        1.0%
Short-Term Investments & Other Net Assets   11.4%

The weakening U.S. economy negatively impacted growth prospects around the world. Although growth in the first half of the year was robust in developing economies, particularly in Asia, signs of a global slowdown surfaced in the latter half. In an environment of extremely high commodity prices that increased inflationary pressure, the world's monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The European Central Bank and many of the world's other central banks had raised rates due to inflationary pressures. Later in the year, the potential for global recession trumped inflationary concerns, and the world's monetary authorities cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world's currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed.

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.


                               6 | Annual Report

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

In 2008, all market sectors suffered double-digit declines, and we had our share of poor-performing securities. Among the Fund's largest detractors from performance were Fortis, a Belgian bank; Weyerhaueser, a paper and forest products company; and Carlsberg, a Denmark-based beer company.

Fortis was the Fund's biggest detractor from performance this year. For the time we held it during 2008, the stock declined 81% in local currency. Capital issues plagued the company since its ill-timed acquisition of ABN AMRO's Dutch banking business amid the crash of the U.S. and European housing markets, which only complicated matters for Belgium's largest bank. Although capital was raised and management replaced over the course of 2008, Fortis' inability to defend its share price led to a loss of confidence and rapid deposit withdrawals in September. Ultimately, this forced a government rescue of the bank, setting off a marked decline in the company's equity value.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/08

                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
Media                                       9.6%
Insurance                                   9.3%
Tobacco                                     8.7%
Diversified Telecommunication Services      4.9%
Food Products                               4.3%
Paper & Forest Products                     4.1%
Industrial Conglomerates                    3.8%
Software                                    2.8%
Electric Utilities                          2.8%
Energy Equipment & Services                 2.7%


                                Annual Report | 7

TOP 10 HOLDINGS
12/31/08

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY, COUNTRY               NET ASSETS
------------------------               ----------
Comcast Corp., A                          3.2%
   MEDIA, U.S.
Microsoft Corp.                           2.8%
   SOFTWARE, U.S.
Berkshire Hathaway Inc., A & B            2.6%
   INSURANCE, U.S.
White Mountains Insurance Group Ltd.      2.5%
   INSURANCE, U.S.
Imperial Tobacco Group PLC                2.3%
   TOBACCO, U.K.
News Corp., A                             2.0%
   MEDIA, U.S.
Weyerhaeuser Co.                          1.9%
   PAPER & FOREST PRODUCTS, U.S.
CVS Caremark Corp.                        1.8%
   FOOD & STAPLES RETAILING, U.S.
British American Tobacco PLC              1.7%
   TOBACCO, U.K.
Nestle SA                                 1.6%
   FOOD PRODUCTS, SWITZERLAND

The Fund's Weyerhaueser shares declined 56% during 2008 as housing and general economic weakness weighed on demand at each of the company's timber, wood products and real estate divisions. Although Weyerhaueser has extremely attractive timber assets in North America and successfully completed the sale of its containerboard division to International Paper during the reporting period, the recession outweighed these positive aspects and adversely affected the company's ongoing business activities.

Denmark-based brewer Carlsberg became the fourth-largest beer company after the acquisition of some of U.K. beer and cider maker Scottish & Newcastle's assets. Carlsberg's share price, which fell 65% in local currency during 2008, was penalized by the equity issue to finance that acquisition and by its leveraged balance sheet, despite the fact that the company produced resilient cash flows. Investors were also concerned about ruble devaluation and a weakening Russian beer market following cooler weather in the summer of 2008 when compared to 2007, making for difficult year-over-year comparisons. For the long term, we believe Carlsberg continues to have attractive characteristics: a focus on cost reduction as its margins still lagged those of its peers at year-end, and a leading position in Russia, the third-largest profit pool in the beer industry with some structural growth drivers. Russia is a market where per-capita beer consumption has increased because of the country's growing preference for beer rather than vodka. Carlsberg expanded its market share at the expense of the industry's number-two player, InBev, which in our opinion was more focused on its 2008 acquisition of U.S. brewer Anheuser-Busch.

For the year, several holdings had successful outcomes. Among the Fund's top-performing stock investments were several broad equity market index put options, which allow holders to profit if the equity market declines within a preset period of time; shares of Chicago-based steel company Esmark; and Qwest Communications International, a provider of phone and broadband Internet services over its high-capacity global fiber-optic network.

We initially acquired equity index puts as a hedge on potential market deterioration, as these instruments generally increase in value as the U.S. stock market declines. Index puts are normally priced relative to volatility, a measure of the probability of significant moves in prices. Index puts were inexpensive in historical terms in 2007, when we first began buying them,


                               8 | Annual Report
and they remained relatively inexpensive into the beginning of 2008. As equity markets fell, we profitably reduced the Fund's position. Their addition to Fund performance helped offset some of the broad equity market's negative impact on other portfolio securities. At period-end, the Fund held no position in index options.

Esmark (sold by period-end) was started to consolidate the highly fragmented steel service center industry that was ultimately merged with Wheeling Pittsburgh Steel Company (WPSC) in September of 2007. During 2008, the newly combined company received several competing acquisition proposals before ultimately being sold in an all-cash transaction to Russian steelmaker Severstal for $19.25 per share. Overall, the Fund's Esmark shares rose approximately 51% while we held them in 2008.

Qwest also contributed positively to performance in 2008. We acquired shares in the latter part of the year as concerns around telecommunications demand and the company's relatively high debt load caused the shares to trade at a level we deemed attractive given the risks. Late in the year, the shares appreciated as the market grew increasingly comfortable that Qwest would maintain its substantial dividend and the company would be able to refinance its debt obligations as they become due. Our investment in Qwest rose nearly 37% in value during 2008.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was stronger compared with most foreign currencies during 2008, the Fund benefited to the extent it was hedged.


                               Annual Report | 9

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.


(PHOTO OF MICHAEL J. EMBLER)


/s/ Michael J. Embler
----------------------------------------
Michael J. Embler
Co-Portfolio Manager


(PHOTO OF CHRISTIAN CORREA)


/s/ Christian Correa
----------------------------------------
Christian Correa, CFA
Co-Portfolio Manager

Mutual Beacon Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

MICHAEL EMBLER, Chief Investment Officer for Franklin Mutual Advisers, LLC, has been portfolio manager for Mutual Beacon Fund since 2005. He also manages another fund for Franklin Mutual Advisers, and has been a member of the management team of the Mutual Series Funds since 2001. Before joining Franklin Templeton Investments in 2001, he was Managing Director and portfolio manager at Nomura Holding America Inc.

CHRISTIAN CORREA has been co-portfolio manager for Mutual Beacon Fund since 2007. He has been an analyst for Franklin Mutual Advisers since 2003, when he joined Franklin Templeton Investments. Previously, he covered U.S. risk arbitrage and special situations at Lehman Brothers Holdings Inc.


                               10 | Annual Report

Performance Summary as of 12/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z (SYMBOL: BEGRX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$6.66     $9.07     $15.73
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.0286
Short-Term Capital Gain           $0.0640
Long-Term Capital Gain            $0.3580
   TOTAL                          $0.4506

CLASS A (SYMBOL: TEBIX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$6.63     $8.99     $15.62
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.0247
Short-Term Capital Gain           $0.0640
Long-Term Capital Gain            $0.3580
   TOTAL                          $0.4467

CLASS B (SYMBOL: TEBBX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$6.51     $8.68     $15.19
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.0146
Short-Term Capital Gain           $0.0640
Long-Term Capital Gain            $0.3580
   TOTAL                          $0.4366

CLASS C (SYMBOL: TEMEX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$6.63     $8.84     $15.47
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.0152
Short-Term Capital Gain           $0.0640
Long-Term Capital Gain            $0.3580
   TOTAL                          $0.4372


                               Annual Report | 11

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(2)                      -40.37%    -7.00%   +51.73%
Average Annual Total Return(3)                  -40.37%    -1.44%    +4.26%
Value of $10,000 Investment(4)                  $5,963    $9,300   $15,173
   Total Annual Operating Expenses(5)   0.82%

CLASS A                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(2)                      -40.48%    -8.37%   +46.83%
Average Annual Total Return(3)                  -43.89%    -2.88%    +3.30%
Value of $10,000 Investment(4)                  $5,611    $8,639   $13,838
   Total Annual Operating Expenses(5)   1.14%

CLASS B                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(2)                      -40.88%   -11.45%   +39.08%
Average Annual Total Return(3)                  -43.17%    -2.68%    +3.35%
Value of $10,000 Investment(4)                  $5,683    $8,731   $13,908
   Total Annual Operating Expenses(5)   1.81%

CLASS C                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(2)                      -40.92%   -11.47%   +37.44%
Average Annual Total Return(3)                  -41.49%    -2.41%    +3.23%
Value of $10,000 Investment(4)                  $5,851    $8,853   $13,744
   Total Annual Operating Expenses(5)   1.81%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/99-12/31/08)

                               (PERFORMANCE GRAPH)

     DATE       MUTUAL BEACON FUND - CLASS Z   S&P 500 INDEX
-------------   ----------------------------   -------------
    1/1/1999               $10,000                $10,000
   1/31/1999               $10,175                $10,418
   2/28/1999               $10,061                $10,094
   3/31/1999               $10,526                $10,498
   4/30/1999               $11,357                $10,905
   5/31/1999               $11,463                $10,647
   6/30/1999               $11,778                $11,238
   7/31/1999               $11,529                $10,887
   8/31/1999               $11,117                $10,833
   9/30/1999               $10,829                $10,536
  10/31/1999               $11,132                $11,203
  11/30/1999               $11,397                $11,431
  12/31/1999               $11,679                $12,104
   1/31/2000               $11,392                $11,496
   2/29/2000               $11,072                $11,278
   3/31/2000               $12,177                $12,382
   4/30/2000               $12,034                $12,009
   5/31/2000               $12,186                $11,763
   6/30/2000               $12,043                $12,053
   7/31/2000               $12,350                $11,864
   8/31/2000               $12,863                $12,601
   9/30/2000               $12,890                $11,936
  10/31/2000               $13,107                $11,886
  11/30/2000               $12,764                $10,949
  12/31/2000               $13,353                $11,002
   1/31/2001               $14,221                $11,392
   2/28/2001               $14,141                $10,354
   3/31/2001               $13,732                $ 9,698
   4/30/2001               $14,301                $10,451
   5/31/2001               $14,780                $10,521
   6/30/2001               $14,893                $10,265
   7/31/2001               $14,985                $10,164
   8/31/2001               $14,669                $ 9,528
   9/30/2001               $13,374                $ 8,759
  10/31/2001               $13,364                $ 8,926
  11/30/2001               $13,843                $ 9,610
  12/31/2001               $14,169                $ 9,694
   1/31/2002               $14,115                $ 9,553
   2/28/2002               $14,201                $ 9,369
   3/31/2002               $14,592                $ 9,721
   4/30/2002               $14,723                $ 9,132
   5/31/2002               $14,777                $ 9,064
   6/30/2002               $13,756                $ 8,419
   7/31/2002               $12,856                $ 7,763
   8/31/2002               $12,977                $ 7,813
   9/30/2002               $12,274                $ 6,964
  10/31/2002               $12,439                $ 7,577
  11/30/2002               $12,680                $ 8,023
  12/31/2002               $12,604                $ 7,552
   1/31/2003               $12,470                $ 7,354
   2/28/2003               $12,192                $ 7,244
   3/31/2003               $12,225                $ 7,314
   4/30/2003               $13,016                $ 7,917
   5/31/2003               $13,718                $ 8,334
   6/30/2003               $13,958                $ 8,440
   7/31/2003               $14,115                $ 8,589
   8/31/2003               $14,519                $ 8,756
   9/30/2003               $14,496                $ 8,663
  10/31/2003               $15,092                $ 9,153
  11/30/2003               $15,631                $ 9,234
  12/31/2003               $16,314                $ 9,718
   1/31/2004               $16,382                $ 9,897
   2/29/2004               $16,938                $10,034
   3/31/2004               $16,915                $ 9,883
   4/30/2004               $16,462                $ 9,728
   5/31/2004               $16,552                $ 9,861
   6/30/2004               $16,831                $10,053
   7/31/2004               $16,614                $ 9,720
   8/31/2004               $16,751                $ 9,759
   9/30/2004               $17,048                $ 9,865
  10/31/2004               $17,276                $10,016
  11/30/2004               $18,177                $10,421
  12/31/2004               $18,684                $10,776
   1/31/2005               $18,297                $10,513
   2/28/2005               $18,871                $10,734
   3/31/2005               $18,754                $10,544
   4/30/2005               $18,602                $10,344
   5/31/2005               $18,988                $10,673
   6/30/2005               $19,229                $10,689
   7/31/2005               $19,738                $11,086
   8/31/2005               $19,833                $10,985
   9/30/2005               $20,081                $11,074
  10/31/2005               $19,513                $10,889
  11/30/2005               $20,046                $11,301
  12/31/2005               $20,413                $11,305
   1/31/2006               $20,899                $11,604
   2/28/2006               $21,163                $11,636
   3/31/2006               $21,912                $11,781
   4/30/2006               $22,031                $11,939
   5/31/2006               $21,873                $11,595
   6/30/2006               $21,788                $11,611
   7/31/2006               $21,842                $11,683
   8/31/2006               $22,599                $11,961
   9/30/2006               $22,788                $12,269
  10/31/2006               $23,654                $12,669
  11/30/2006               $24,060                $12,909
  12/31/2006               $24,695                $13,091
   1/31/2007               $25,316                $13,289
   2/28/2007               $25,242                $13,029
   3/31/2007               $25,715                $13,174
   4/30/2007               $26,380                $13,758
   5/31/2007               $27,326                $14,238
   6/30/2007               $27,068                $14,001
   7/31/2007               $26,024                $13,567
   8/31/2007               $25,860                $13,771
   9/30/2007               $26,218                $14,286
  10/31/2007               $26,785                $14,513
  11/30/2007               $25,875                $13,906
  12/31/2007               $25,444                $13,810
   1/31/2008               $24,102                $12,981
   2/29/2008               $23,488                $12,560
   3/31/2008               $23,132                $12,505
   4/30/2008               $23,956                $13,115
   5/31/2008               $24,312                $13,284
   6/30/2008               $21,693                $12,164
   7/31/2008               $21,887                $12,062
   8/31/2008               $22,098                $12,237
   9/30/2008               $20,057                $11,146
  10/31/2008               $16,126                $ 9,274
  11/30/2008               $14,788                $ 8,609
  12/31/2008               $15,173                $ 8,700
Total Returns                51.73%                -13.00%

AVERAGE ANNUAL TOTAL RETURN

CLASS Z   12/31/08
-------   --------
1-Year     -40.37%
5-Year      -1.44%
10-Year     +4.26%

CLASS A (1/1/99-12/31/08)

                               (PERFORMANCE GRAPH)

     DATE       MUTUAL BEACON FUND - CLASS A   S&P 500 INDEX
-------------   ----------------------------   -------------
    1/1/1999               $ 9,424                $10,000
   1/31/1999               $ 9,590                $10,418
   2/28/1999               $ 9,474                $10,094
   3/31/1999               $ 9,906                $10,498
   4/30/1999               $10,684                $10,905
   5/31/1999               $10,792                $10,647
   6/30/1999               $11,081                $11,238
   7/31/1999               $10,846                $10,887
   8/31/1999               $10,449                $10,833
   9/30/1999               $10,178                $10,536
  10/31/1999               $10,457                $11,203
  11/30/1999               $10,706                $11,431
  12/31/1999               $10,969                $12,104
   1/31/2000               $10,699                $11,496
   2/29/2000               $10,389                $11,278
   3/31/2000               $11,422                $12,382
   4/30/2000               $11,287                $12,009
   5/31/2000               $11,430                $11,763
   6/30/2000               $11,286                $12,053
   7/31/2000               $11,574                $11,864
   8/31/2000               $12,049                $12,601
   9/30/2000               $12,074                $11,936
  10/31/2000               $12,278                $11,886
  11/30/2000               $11,955                $10,949
  12/31/2000               $12,493                $11,002
   1/31/2001               $13,308                $11,392
   2/28/2001               $13,224                $10,354
   3/31/2001               $12,840                $ 9,698
   4/30/2001               $13,364                $10,451
   5/31/2001               $13,814                $10,521
   6/30/2001               $13,908                $10,265
   7/31/2001               $13,994                $10,164
   8/31/2001               $13,688                $ 9,528
   9/30/2001               $12,492                $ 8,759
  10/31/2001               $12,473                $ 8,926
  11/30/2001               $12,913                $ 9,610
  12/31/2001               $13,216                $ 9,694
   1/31/2002               $13,165                $ 9,553
   2/28/2002               $13,236                $ 9,369
   3/31/2002               $13,602                $ 9,721
   4/30/2002               $13,724                $ 9,132
   5/31/2002               $13,765                $ 9,064
   6/30/2002               $12,806                $ 8,419
   7/31/2002               $11,964                $ 7,763
   8/31/2002               $12,077                $ 7,813
   9/30/2002               $11,419                $ 6,964
  10/31/2002               $11,563                $ 7,577
  11/30/2002               $11,779                $ 8,023
  12/31/2002               $11,708                $ 7,552
   1/31/2003               $11,583                $ 7,354
   2/28/2003               $11,323                $ 7,244
   3/31/2003               $11,344                $ 7,314
   4/30/2003               $12,082                $ 7,917
   5/31/2003               $12,736                $ 8,334
   6/30/2003               $12,956                $ 8,440
   7/31/2003               $13,092                $ 8,589
   8/31/2003               $13,458                $ 8,756
   9/30/2003               $13,437                $ 8,663
  10/31/2003               $13,992                $ 9,153
  11/30/2003               $14,483                $ 9,234
  12/31/2003               $15,101                $ 9,718
   1/31/2004               $15,175                $ 9,897
   2/29/2004               $15,670                $10,034
   3/31/2004               $15,649                $ 9,883
   4/30/2004               $15,217                $ 9,728
   5/31/2004               $15,301                $ 9,861
   6/30/2004               $15,566                $10,053
   7/31/2004               $15,354                $ 9,720
   8/31/2004               $15,471                $ 9,759
   9/30/2004               $15,746                $ 9,865
  10/31/2004               $15,948                $10,016
  11/30/2004               $16,775                $10,421
  12/31/2004               $17,235                $10,776
   1/31/2005               $16,877                $10,513
   2/28/2005               $17,409                $10,734
   3/31/2005               $17,290                $10,544
   4/30/2005               $17,138                $10,344
   5/31/2005               $17,496                $10,673
   6/30/2005               $17,725                $10,689
   7/31/2005               $18,185                $11,086
   8/31/2005               $18,262                $10,985
   9/30/2005               $18,482                $11,074
  10/31/2005               $17,966                $10,889
  11/30/2005               $18,449                $11,301
  12/31/2005               $18,768                $11,305
   1/31/2006               $19,218                $11,604
   2/28/2006               $19,461                $11,636
   3/31/2006               $20,130                $11,781
   4/30/2006               $20,239                $11,939
   5/31/2006               $20,093                $11,595
   6/30/2006               $20,010                $11,611
   7/31/2006               $20,060                $11,683
   8/31/2006               $20,747                $11,961
   9/30/2006               $20,922                $12,269
  10/31/2006               $21,697                $12,669
  11/30/2006               $22,072                $12,909
  12/31/2006               $22,643                $13,091
   1/31/2007               $23,216                $13,289
   2/28/2007               $23,134                $13,029
   3/31/2007               $23,570                $13,174
   4/30/2007               $24,157                $13,758
   5/31/2007               $25,029                $14,238
   6/30/2007               $24,787                $14,001
   7/31/2007               $23,824                $13,567
   8/31/2007               $23,659                $13,771
   9/30/2007               $23,975                $14,286
  10/31/2007               $24,498                $14,513
  11/30/2007               $23,659                $13,906
  12/31/2007               $23,248                $13,810
   1/31/2008               $22,028                $12,981
   2/29/2008               $21,463                $12,560
   3/31/2008               $21,121                $12,505
   4/30/2008               $21,865                $13,115
   5/31/2008               $22,207                $13,284
   6/30/2008               $19,797                $12,164
   7/31/2008               $19,976                $12,062
   8/31/2008               $20,154                $12,237
   9/30/2008               $18,286                $11,146
  10/31/2008               $14,700                $ 9,274
  11/30/2008               $13,484                $ 8,609
  12/31/2008               $13,838                $ 8,700
Total Returns                38.38%                -13.00%

AVERAGE ANNUAL TOTAL RETURN

CLASS A   12/31/08
-------   --------
1-Year     -43.89%
5-Year      -2.88%
10-Year     +3.30%


                               Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

CLASS B   12/31/08
-------   --------
1-Year     -43.17%
5-Year      -2.68%
10-Year     +3.35%

CLASS B (1/1/99-12/31/08)

                               (PERFORMANCE GRAPH)

     DATE       MUTUAL BEACON FUND - CLASS B   S&P 500 INDEX
-------------   ----------------------------   -------------
    1/1/1999               $10,000                $10,000
   1/31/1999               $10,160                $10,418
   2/28/1999               $10,031                $10,094
   3/31/1999               $10,481                $10,498
   4/30/1999               $11,291                $10,905
   5/31/1999               $11,398                $10,647
   6/30/1999               $11,693                $11,238
   7/31/1999               $11,436                $10,887
   8/31/1999               $11,015                $10,833
   9/30/1999               $10,719                $10,536
  10/31/1999               $11,007                $11,203
  11/30/1999               $11,265                $11,431
  12/31/1999               $11,533                $12,104
   1/31/2000               $11,247                $11,496
   2/29/2000               $10,918                $11,278
   3/31/2000               $11,996                $12,382
   4/30/2000               $11,845                $12,009
   5/31/2000               $11,988                $11,763
   6/30/2000               $11,840                $12,053
   7/31/2000               $12,127                $11,864
   8/31/2000               $12,622                $12,601
   9/30/2000               $12,631                $11,936
  10/31/2000               $12,846                $11,886
  11/30/2000               $12,496                $10,949
  12/31/2000               $13,054                $11,002
   1/31/2001               $13,896                $11,392
   2/28/2001               $13,806                $10,354
   3/31/2001               $13,390                $ 9,698
   4/30/2001               $13,935                $10,451
   5/31/2001               $14,401                $10,521
   6/30/2001               $14,487                $10,265
   7/31/2001               $14,568                $10,164
   8/31/2001               $14,244                $ 9,528
   9/30/2001               $12,990                $ 8,759
  10/31/2001               $12,959                $ 8,926
  11/30/2001               $13,415                $ 9,610
  12/31/2001               $13,722                $ 9,694
   1/31/2002               $13,658                $ 9,553
   2/28/2002               $13,722                $ 9,369
   3/31/2002               $14,097                $ 9,721
   4/30/2002               $14,215                $ 9,132
   5/31/2002               $14,258                $ 9,064
   6/30/2002               $13,253                $ 8,419
   7/31/2002               $12,375                $ 7,763
   8/31/2002               $12,483                $ 7,813
   9/30/2002               $11,801                $ 6,964
  10/31/2002               $11,942                $ 7,577
  11/30/2002               $12,169                $ 8,023
  12/31/2002               $12,081                $ 7,552
   1/31/2003               $11,950                $ 7,354
   2/28/2003               $11,677                $ 7,244
   3/31/2003               $11,688                $ 7,314
   4/30/2003               $12,441                $ 7,917
   5/31/2003               $13,107                $ 8,334
   6/30/2003               $13,320                $ 8,440
   7/31/2003               $13,463                $ 8,589
   8/31/2003               $13,825                $ 8,756
   9/30/2003               $13,793                $ 8,663
  10/31/2003               $14,353                $ 9,153
  11/30/2003               $14,848                $ 9,234
  12/31/2003               $15,491                $ 9,718
   1/31/2004               $15,546                $ 9,897
   2/29/2004               $16,052                $10,034
   3/31/2004               $16,019                $ 9,883
   4/30/2004               $15,568                $ 9,728
   5/31/2004               $15,645                $ 9,861
   6/30/2004               $15,903                $10,053
   7/31/2004               $15,681                $ 9,720
   8/31/2004               $15,792                $ 9,759
   9/30/2004               $16,069                $ 9,865
  10/31/2004               $16,268                $10,016
  11/30/2004               $17,099                $10,421
  12/31/2004               $17,554                $10,776
   1/31/2005               $17,181                $10,513
   2/28/2005               $17,712                $10,734
   3/31/2005               $17,588                $10,544
   4/30/2005               $17,430                $10,344
   5/31/2005               $17,769                $10,673
   6/30/2005               $17,985                $10,689
   7/31/2005               $18,453                $11,086
   8/31/2005               $18,510                $10,985
   9/30/2005               $18,738                $11,074
  10/31/2005               $18,190                $10,889
  11/30/2005               $18,681                $11,301
  12/31/2005               $18,987                $11,305
   1/31/2006               $19,441                $11,604
   2/28/2006               $19,667                $11,636
   3/31/2006               $20,334                $11,781
   4/30/2006               $20,435                $11,939
   5/31/2006               $20,272                $11,595
   6/30/2006               $20,185                $11,611
   7/31/2006               $20,211                $11,683
   8/31/2006               $20,897                $11,961
   9/30/2006               $21,053                $12,269
  10/31/2006               $21,829                $12,669
  11/30/2006               $22,192                $12,909
  12/31/2006               $22,758                $13,091
   1/31/2007               $23,334                $13,289
   2/28/2007               $23,252                $13,029
   3/31/2007               $23,692                $13,174
   4/30/2007               $24,281                $13,758
   5/31/2007               $25,158                $14,238
   6/30/2007               $24,914                $14,001
   7/31/2007               $23,947                $13,567
   8/31/2007               $23,782                $13,771
   9/30/2007               $24,101                $14,286
  10/31/2007               $24,626                $14,513
  11/30/2007               $23,782                $13,906
  12/31/2007               $23,368                $13,810
   1/31/2008               $22,141                $12,981
   2/29/2008               $21,572                $12,560
   3/31/2008               $21,229                $12,505
   4/30/2008               $21,976                $13,115
   5/31/2008               $22,319                $13,284
   6/30/2008               $19,897                $12,164
   7/31/2008               $20,076                $12,062
   8/31/2008               $20,255                $12,237
   9/30/2008               $18,377                $11,146
  10/31/2008               $14,774                $ 9,274
  11/30/2008               $13,552                $ 8,609
  12/31/2008               $13,908                $ 8,700
Total Returns                39.08%                -13.00%

AVERAGE ANNUAL TOTAL RETURN

CLASS C   12/31/08
-------   --------
1-Year     -41.49%
5-Year      -2.41%
10-Year     +3.23%

CLASS C (1/1/99-12/31/08)

     DATE       MUTUAL BEACON FUND - CLASS C   S&P 500 INDEX
-------------   ----------------------------   -------------
    1/1/1999               $10,000                $10,000
   1/31/1999               $10,169                $10,418
   2/28/1999               $10,038                $10,094
   3/31/1999               $10,498                $10,498
   4/30/1999               $11,319                $10,905
   5/31/1999               $11,419                $10,647
   6/30/1999               $11,723                $11,238
   7/31/1999               $11,466                $10,887
   8/31/1999               $11,044                $10,833
   9/30/1999               $10,747                $10,536
  10/31/1999               $11,036                $11,203
  11/30/1999               $11,294                $11,431
  12/31/1999               $11,565                $12,104
   1/31/2000               $11,270                $11,496
   2/29/2000               $10,942                $11,278
   3/31/2000               $12,027                $12,382
   4/30/2000               $11,876                $12,009
   5/31/2000               $12,019                $11,763
   6/30/2000               $11,862                $12,053
   7/31/2000               $12,158                $11,864
   8/31/2000               $12,651                $12,601
   9/30/2000               $12,669                $11,936
  10/31/2000               $12,875                $11,886
  11/30/2000               $12,526                $10,949
  12/31/2000               $13,093                $11,002
   1/31/2001               $13,931                $11,392
   2/28/2001               $13,842                $10,354
   3/31/2001               $13,428                $ 9,698
   4/30/2001               $13,970                $10,451
   5/31/2001               $14,433                $10,521
   6/30/2001               $14,524                $10,265
   7/31/2001               $14,605                $10,164
   8/31/2001               $14,283                $ 9,528
   9/30/2001               $13,025                $ 8,759
  10/31/2001               $12,994                $ 8,926
  11/30/2001               $13,447                $ 9,610
  12/31/2001               $13,755                $ 9,694
   1/31/2002               $13,691                $ 9,553
   2/28/2002               $13,765                $ 9,369
   3/31/2002               $14,137                $ 9,721
   4/30/2002               $14,254                $ 9,132
   5/31/2002               $14,286                $ 9,064
   6/30/2002               $13,287                $ 8,419
   7/31/2002               $12,406                $ 7,763
   8/31/2002               $12,513                $ 7,813
   9/30/2002               $11,826                $ 6,964
  10/31/2002               $11,976                $ 7,577
  11/30/2002               $12,191                $ 8,023
  12/31/2002               $12,105                $ 7,552
   1/31/2003               $11,976                $ 7,354
   2/28/2003               $11,695                $ 7,244
   3/31/2003               $11,716                $ 7,314
   4/30/2003               $12,472                $ 7,917
   5/31/2003               $13,131                $ 8,334
   6/30/2003               $13,352                $ 8,440
   7/31/2003               $13,494                $ 8,589
   8/31/2003               $13,863                $ 8,756
   9/30/2003               $13,831                $ 8,663
  10/31/2003               $14,385                $ 9,153
  11/30/2003               $14,885                $ 9,234
  12/31/2003               $15,524                $ 9,718
   1/31/2004               $15,579                $ 9,897
   2/29/2004               $16,091                $10,034
   3/31/2004               $16,058                $ 9,883
   4/30/2004               $15,611                $ 9,728
   5/31/2004               $15,687                $ 9,861
   6/30/2004               $15,942                $10,053
   7/31/2004               $15,723                $ 9,720
   8/31/2004               $15,832                $ 9,759
   9/30/2004               $16,106                $ 9,865
  10/31/2004               $16,303                $10,016
  11/30/2004               $17,147                $10,421
  12/31/2004               $17,603                $10,776
   1/31/2005               $17,223                $10,513
   2/28/2005               $17,759                $10,734
   3/31/2005               $17,625                $10,544
   4/30/2005               $17,469                $10,344
   5/31/2005               $17,815                $10,673
   6/30/2005               $18,029                $10,689
   7/31/2005               $18,491                $11,086
   8/31/2005               $18,558                $10,985
   9/30/2005               $18,784                $11,074
  10/31/2005               $18,243                $10,889
  11/30/2005               $18,716                $11,301
  12/31/2005               $19,032                $11,305
   1/31/2006               $19,480                $11,604
   2/28/2006               $19,716                $11,636
   3/31/2006               $20,386                $11,781
   4/30/2006               $20,486                $11,939
   5/31/2006               $20,324                $11,595
   6/30/2006               $20,227                $11,611
   7/31/2006               $20,252                $11,683
   8/31/2006               $20,942                $11,961
   9/30/2006               $21,108                $12,269
  10/31/2006               $21,887                $12,669
  11/30/2006               $22,244                $12,909
  12/31/2006               $22,808                $13,091
   1/31/2007               $23,363                $13,289
   2/28/2007               $23,266                $13,029
   3/31/2007               $23,695                $13,174
   4/30/2007               $24,277                $13,758
   5/31/2007               $25,136                $14,238
   6/30/2007               $24,890                $14,001
   7/31/2007               $23,898                $13,567
   8/31/2007               $23,730                $13,771
   9/30/2007               $24,038                $14,286
  10/31/2007               $24,527                $14,513
  11/30/2007               $23,674                $13,906
  12/31/2007               $23,262                $13,810
   1/31/2008               $22,015                $12,981
   2/29/2008               $21,444                $12,560
   3/31/2008               $21,098                $12,505
   4/30/2008               $21,820                $13,115
   5/31/2008               $22,150                $13,284
   6/30/2008               $19,731                $12,164
   7/31/2008               $19,896                $12,062
   8/31/2008               $20,077                $12,237
   9/30/2008               $18,206                $11,146
  10/31/2008               $14,630                $ 9,274
  11/30/2008               $13,402                $ 8,609
  12/31/2008               $13,744                $ 8,700
Total Returns                37.44%                -13.00%


                               14 | Annual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                               Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 7/1/08     VALUE 12/31/08   PERIOD* 7/1/08-12/31/08
                                           -----------------   --------------   -----------------------
CLASS Z
Actual                                           $1,000          $  699.40               $3.72
Hypothetical (5% return before expenses)         $1,000          $1,020.76               $4.42
CLASS A
Actual                                           $1,000          $  699.00               $5.00
Hypothetical (5% return before expenses)         $1,000          $1,019.25               $5.94
CLASS B
Actual                                           $1,000          $  696.60               $7.97
Hypothetical (5% return before expenses)         $1,000          $1,015.74               $9.48
CLASS C
Actual                                           $1,000          $  696.60               $7.89
Hypothetical (5% return before expenses)         $1,000          $1,015.84               $9.37

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.87%; A: 1.17%; B: 1.87%; and C: 1.85%) multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 17

Mutual Beacon Fund

FINANCIAL HIGHLIGHTS

                                                                       YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------
CLASS Z                                               2008          2007         2006         2005         2004
-------                                            ----------    ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    15.73    $    16.71   $    15.52   $    15.94   $    14.40
                                                   ----------    ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) ....................         0.25          0.51         0.26         0.31         0.30
   Net realized and unrealized gains (losses) ..        (6.46)           --         2.91         1.16         1.76
                                                   ----------    ----------   ----------   ----------   ----------
Total from investment operations ...............        (6.21)         0.51         3.17         1.47         2.06
                                                   ----------    ----------   ----------   ----------   ----------
Less distributions from:
   Net investment income .......................        (0.03)        (0.57)       (0.28)       (0.30)       (0.37)
   Net realized gains ..........................        (0.42)        (0.92)       (1.70)       (1.59)       (0.15)
                                                   ----------    ----------   ----------   ----------   ----------
Total distributions ............................        (0.45)        (1.49)       (1.98)       (1.89)       (0.52)
                                                   ----------    ----------   ----------   ----------   ----------
Redemption fees(c, d) ..........................           --            --           --           --           --
                                                   ----------    ----------   ----------   ----------   ----------
Net asset value, end of year ...................   $     9.07    $    15.73   $    16.71   $    15.52   $    15.94
                                                   ==========    ==========   ==========   ==========   ==========
Total return ...................................       (40.37)%        3.03%       20.98%        9.25%       14.52%
RATIOS TO AVERAGE NET ASSETS
Expenses(e, f) .................................         0.84%         0.82%        0.85%        0.89%        0.83%
Expenses - excluding dividend expense on
   securities sold short(e) ....................         0.84%         0.81%        0.82%        0.84%        0.82%
Net investment income ..........................         1.90%         2.89%        1.59%        1.91%        1.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $2,002,361    $3,883,935   $3,925,029   $3,433,665   $3,359,389
Portfolio turnover rate ........................        56.87%        49.84%       40.72%       35.36%       29.17%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Mutual Beacon Fund

                                                                       YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------
CLASS A                                               2008          2007         2006         2005         2004
-------                                            ----------    ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    15.62    $    16.61   $    15.44   $    15.87   $    14.34
                                                   ----------    ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) ....................         0.20          0.45         0.21         0.26         0.25
   Net realized and unrealized gains (losses) ..        (6.38)           --         2.90         1.15         1.75
                                                   ----------    ----------   ----------   ----------   ----------
Total from investment operations ...............        (6.18)         0.45         3.11         1.41         2.00
                                                   ----------    ----------   ----------   ----------   ----------
Less distributions from:
   Net investment income .......................        (0.03)        (0.52)       (0.24)       (0.25)       (0.32)
   Net realized gains ..........................        (0.42)        (0.92)       (1.70)       (1.59)       (0.15)
                                                   ----------    ----------   ----------   ----------   ----------
Total distributions ............................        (0.45)        (1.44)       (1.94)       (1.84)       (0.47)
                                                   ----------    ----------   ----------   ----------   ----------
Redemption fees(c, d) ..........................           --            --           --           --           --
                                                   ----------    ----------   ----------   ----------   ----------
Net asset value, end of year ...................   $     8.99    $    15.62   $    16.61   $    15.44   $    15.87
                                                   ==========    ==========   ==========   ==========   ==========
Total return(e) ................................       (40.48)%        2.67%       20.65%        8.89%       14.13%
RATIOS TO AVERAGE NET ASSETS
Expenses(f, g) .................................         1.13%         1.14%        1.15%        1.22%        1.18%
Expenses - excluding dividend expense on
   securities sold short(f) ....................         1.13%         1.13%        1.12%        1.17%        1.17%
Net investment income ..........................         1.61%         2.57%        1.29%        1.58%        1.64%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,659,062    $2,654,731   $2,176,658   $1,633,022   $1,462,133
Portfolio turnover rate ........................        56.87%        49.84%       40.72%       35.36%       29.17%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Mutual Beacon Fund

                                                                  YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------
CLASS B                                              2008       2007       2006       2005       2004
-------                                            -------    --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 15.19    $  16.17   $  15.09   $  15.54   $  14.06
                                                   -------    --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ....................      0.12        0.32       0.10       0.14       0.15
   Net realized and unrealized gains (losses) ..     (6.19)       0.01       2.80       1.14       1.71
                                                   -------    --------   --------   --------   --------
Total from investment operations ...............     (6.07)       0.33       2.90       1.28       1.86
                                                   -------    --------   --------   --------   --------
Less distributions from:
   Net investment income .......................     (0.02)      (0.39)     (0.12)     (0.14)     (0.23)
   Net realized gains ..........................     (0.42)      (0.92)     (1.70)     (1.59)     (0.15)
                                                   -------    --------   --------   --------   --------
Total distributions ............................     (0.44)      (1.31)     (1.82)     (1.73)     (0.38)
                                                   -------    --------   --------   --------   --------
Redemption fees(c, d) ..........................        --          --         --         --         --
                                                   -------    --------   --------   --------   --------
Net asset value, end of year ...................   $  8.68    $  15.19   $  16.17   $  15.09   $  15.54
                                                   =======    ========   ========   ========   ========
Total return(e) ................................    (40.88)%      1.95%     19.86%      8.17%     13.32%
RATIOS TO AVERAGE NET ASSETS
Expenses(f, g) .................................      1.84%       1.81%      1.85%      1.89%      1.83%
Expenses - excluding dividend expense on
   securities sold short(f) ....................      1.84%       1.80%      1.82%      1.84%      1.82%
Net investment income ..........................      0.90%       1.90%      0.59%      0.91%      0.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $73,168    $171,628   $199,461   $186,169   $186,840
Portfolio turnover rate ........................     56.87%      49.84%     40.72%     35.36%     29.17%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Mutual Beacon Fund

                                                                  YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------
CLASS C                                              2008        2007       2006       2005       2004
-------                                            --------    --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  15.47    $  16.46   $  15.33   $  15.77   $  14.26
                                                   --------    --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ....................       0.12        0.33       0.10       0.15       0.14
   Net realized and unrealized gains (losses) ..      (6.31)         --       2.85       1.14       1.74
                                                   --------    --------   --------   --------   --------
Total from investment operations ...............      (6.19)       0.33       2.95       1.29       1.88
                                                   --------    --------   --------   --------   --------
Less distributions from:
   Net investment income .......................      (0.02)      (0.40)     (0.12)     (0.14)     (0.23)
   Net realized gains ..........................      (0.42)      (0.92)     (1.70)     (1.59)     (0.14)
                                                   --------    --------   --------   --------   --------
Total distributions ............................      (0.44)      (1.32)     (1.82)     (1.73)     (0.37)
                                                   --------    --------   --------   --------   --------
Redemption fees(c, d) ..........................         --          --         --         --         --
                                                   --------    --------   --------   --------   --------
Net asset value, end of year ...................   $   8.84    $  15.47   $  16.46   $  15.33   $  15.77
                                                   ========    ========   ========   ========   ========
Total return(e) ................................     (40.92)%      1.99%     19.84%      8.12%     13.39%
RATIOS TO AVERAGE NET ASSETS
Expenses(f, g) .................................       1.84%       1.81%      1.85%      1.89%      1.83%
Expenses - excluding dividend expense on
   securities sold short(f) ....................       1.84%       1.80%      1.82%      1.84%      1.82%
Net investment income ..........................       0.90%       1.90%      0.59%      0.91%      0.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $417,549    $875,060   $825,234   $697,400   $658,813
Portfolio turnover rate ........................      56.87%      49.84%     40.72%     35.36%     29.17%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

                                                                                    SHARES/WARRANTS/
                                                                       COUNTRY      CONTRACTS/RIGHTS           VALUE
                                                                   --------------   ----------------      ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 83.7%
          AEROSPACE & DEFENSE 1.1%
          United Technologies Corp. ............................    United States            860,930      $    46,145,848
                                                                                                          ---------------
          AIRLINES 0.6%
(a)       ACE Aviation Holdings Inc., A ........................       Canada                967,371            5,366,333
(a)       Continental Airlines Inc., B .........................    United States            674,210           12,176,232
(a)       Delta Air Lines Inc. .................................    United States            583,660            6,688,744
(a,b)     Northwest Airlines Corp., Contingent Distribution ....    United States         35,952,000               22,650
                                                                                                          ---------------
                                                                                                               24,253,959
                                                                                                          ---------------
          AUTO COMPONENTS 0.1%
(a,b,c)   Collins & Aikman Products Co., Contingent
             Distribution ......................................    United States          1,506,491               15,065
(a)       Dana Holding Corp. ...................................    United States            714,631              528,826
(a,b)     Dana Holding Corp., Contingent Distribution ..........    United States         16,890,000                5,278
(a)       Goodyear Tire & Rubber Co. ...........................    United States            673,549            4,021,088
                                                                                                          ---------------
                                                                                                                4,570,257
                                                                                                          ---------------
          AUTOMOBILES 0.5%
          Daimler AG ...........................................      Germany                444,830           16,420,953
(a,d)     IACNA Investor LLC ...................................    United States            225,943                2,260
(a,d,e)   International Automotive Components Group Brazil
             LLC ...............................................       Brazil              2,846,329            2,264,597
(a,d,e)   International Automotive Components Group Japan LLC ..       Japan                 378,194              408,729
(a,d,e)   International Automotive Components Group LLC ........     Luxembourg           10,149,082            1,726,359
(a,d,e)   International Automotive Components Group NA LLC, A ..    United States          6,469,827            1,053,288
                                                                                                          ---------------
                                                                                                               21,876,186
                                                                                                          ---------------
          BEVERAGES 2.6%
          Brown-Forman Corp., A ................................    United States            308,260           15,604,121
          Brown-Forman Corp., B ................................    United States            530,337           27,307,052
          Carlsberg AS, A ......................................      Denmark                 74,900            2,701,685
          Carlsberg AS, B ......................................      Denmark              1,134,006           36,483,595
(a)       Dr. Pepper Snapple Group Inc. ........................    United States          1,544,830           25,103,488
                                                                                                          ---------------
                                                                                                              107,199,941
                                                                                                          ---------------
          BIOTECHNOLOGY 0.9%
(a)       Genentech Inc. .......................................    United States            451,543           37,437,430
                                                                                                          ---------------
          BUILDING PRODUCTS 0.0%(f)
          Armstrong World Industries Inc. ......................    United States                757               16,366
                                                                                                          ---------------
          CHEMICALS 0.4%
(a,b,c)   Dow Corning Corp., Contingent Distribution ...........    United States         23,723,548            3,149,637
          Koninklijke DSM NV ...................................     Netherlands             553,600           14,185,362
                                                                                                          ---------------
                                                                                                               17,334,999
                                                                                                          ---------------
          COMMERCIAL BANKS 1.0%
          Danske Bank AS .......................................      Denmark                756,501            7,390,342
(a,d,g)   FE Capital Holdings Ltd. .............................       Japan                  35,242                   --
(a,d,g)   First Chicago Bancorp ................................    United States          1,157,143            8,776,047
          Intesa Sanpaolo SpA ..................................       Italy               7,552,024           26,795,988
(a,d)     NCB Warrant Holdings Ltd., A .........................       Japan                 163,895                   --
                                                                                                          ---------------
                                                                                                               42,962,377
                                                                                                          ---------------


                               22 | Annual Report

Mutual Beacon Fund

                                                                                    SHARES/WARRANTS/
                                                                       COUNTRY      CONTRACTS/RIGHTS           VALUE
                                                                   --------------   ----------------      ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          COMMERCIAL SERVICES & SUPPLIES 0.0%(f)
(a)       Comdisco Holding Co. Inc. ............................    United States              1,223      $         9,539
(a,b)     Comdisco Holding Co. Inc., Contingent Distribution ...    United States         49,575,000                   --
                                                                                                          ---------------
                                                                                                                    9,539
                                                                                                          ---------------
          COMMUNICATIONS EQUIPMENT 1.2%
(h)       Telefonaktiebolaget LM Ericsson, B ...................       Sweden              4,881,885           36,712,475
          Telefonaktiebolaget LM Ericsson, B, ADR ..............       Sweden              1,448,000           11,308,880
                                                                                                          ---------------
                                                                                                               48,021,355
                                                                                                          ---------------
          COMPUTERS & PERIPHERALS 1.0%
(a,d,g)   DecisionOne Corp. ....................................    United States          1,142,353                   --
(a,d,g)   DecisionOne Corp., wts., 6/08/17 .....................    United States            627,237                   --
(a)       Dell Inc. ............................................    United States          4,243,550           43,453,952
                                                                                                          ---------------
                                                                                                               43,453,952
                                                                                                          ---------------
          CONSUMER FINANCE 0.8%
(a,d)     Cerberus CG Investor I LLC ...........................    United States         20,610,629            4,122,126
(a,d)     Cerberus CG Investor II LLC ..........................    United States         20,610,629            4,122,126
(a,d)     Cerberus CG Investor III LLC .........................    United States         10,305,315            2,061,063
(a,d)     Cerberus FIM Investors Holdco LLC ....................    United States         19,542,250            4,139,005
(a)       SLM Corp. ............................................    United States          2,069,577           18,419,235
                                                                                                          ---------------
                                                                                                               32,863,555
                                                                                                          ---------------
          CONTAINERS & PACKAGING 0.4%
          Temple-Inland Inc. ...................................    United States          3,818,307           18,327,874
                                                                                                          ---------------
          DIVERSIFIED CONSUMER SERVICES 0.4%
          Hillenbrand Inc. .....................................    United States            889,128           14,830,655
                                                                                                          ---------------
          DIVERSIFIED FINANCIAL SERVICES 0.6%
          CIT Group Inc. .......................................    United States          5,017,725           22,780,472
(a)       Fortis, rts., 7/01/14 ................................      Belgium              2,978,030                   --
(a,b)     Marconi Corp., Contingent Distribution ...............   United Kingdom         42,651,300                   --
                                                                                                          ---------------
                                                                                                               22,780,472
                                                                                                          ---------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 4.9%
(a,d,e)   AboveNet Inc. ........................................    United States            484,720           24,236,000
(a,d,e)   AboveNet Inc., stock grant, grant price $20.95,
             expiration date 9/09/13 ...........................    United States                613                1,379
(a,d,e)   AboveNet Inc., wts., 9/08/10 .........................    United States             19,829               79,316
(a,b,c)   Global Crossing Holdings Ltd., Contingent
             Distribution ......................................    United States         60,632,757                   --
          Qwest Communications International Inc. ..............    United States         17,916,610           65,216,460
          Telefonica SA ........................................       Spain               2,524,533           55,951,365
(a)       tw telecom Inc., A ...................................    United States          6,867,340           58,166,370
                                                                                                          ---------------
                                                                                                              203,650,890
                                                                                                          ---------------
          ELECTRIC UTILITIES 2.8%
          E.ON AG ..............................................      Germany              1,698,600           66,551,771
          Exelon Corp. .........................................    United States            863,150           47,999,772
                                                                                                          ---------------
                                                                                                              114,551,543
                                                                                                          ---------------


                               Annual Report | 23

Mutual Beacon Fund

                                                                                    SHARES/WARRANTS/
                                                                       COUNTRY      CONTRACTS/RIGHTS           VALUE
                                                                   --------------   ----------------      ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENT 0.7%
          Tyco Electronics Ltd. ................................    United States          1,705,745      $    27,650,126
                                                                                                          ---------------
          ENERGY EQUIPMENT & SERVICES 2.7%
          Baker Hughes Inc. ....................................    United States            332,810           10,673,217
(a)       Exterran Holding Inc. ................................    United States          2,848,874           60,681,016
(a)       Transocean Ltd. ......................................    United States            882,985           41,721,041
                                                                                                          ---------------
                                                                                                              113,075,274
                                                                                                          ---------------
          FOOD & STAPLES RETAILING 1.8%
          CVS Caremark Corp. ...................................    United States          2,557,604           73,505,539
                                                                                                          ---------------
          FOOD PRODUCTS 4.3%
(h)       Cadbury PLC ..........................................   United Kingdom          2,878,407           25,455,567
(g)       Farmer Brothers Co. ..................................    United States          1,033,896           25,785,366
(h)       Groupe Danone ........................................       France                764,690           46,170,908
(a,i)     Marine Harvest .......................................       Norway             72,384,735           10,928,197
(h)       Nestle SA ............................................     Switzerland           1,752,350           68,262,721
                                                                                                          ---------------
                                                                                                              176,602,759
                                                                                                          ---------------
          HEALTH CARE PROVIDERS & SERVICES 1.4%
(a)       Community Health Systems Inc. ........................    United States          1,692,360           24,674,609
(a,d)     Kindred Healthcare Inc. ..............................    United States          1,652,279           20,437,039
(a)       Tenet Healthcare Corp. ...............................    United States          9,752,777           11,215,693
                                                                                                          ---------------
                                                                                                               56,327,341
                                                                                                          ---------------
          HOTELS, RESTAURANTS & LEISURE 0.1%
          Enterprise Inns PLC ..................................   United Kingdom          4,232,485            3,477,238
(a)       Trump Entertainment Resorts Inc. .....................    United States            611,433              104,188
                                                                                                          ---------------
                                                                                                                3,581,426
                                                                                                          ---------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.2%
          Constellation Energy Group ...........................    United States          2,063,866           51,782,398
                                                                                                          ---------------
          INDUSTRIAL CONGLOMERATES 3.8%
          Koninklijke Philips Electronics NV ...................     Netherlands           1,452,820           28,095,344
(e)       Orkla ASA ............................................       Norway              8,348,283           54,556,096
          Siemens AG ...........................................       Germany               738,980           54,548,739
          Tyco International Ltd. ..............................    United States            935,315           20,202,804
                                                                                                          ---------------
                                                                                                              157,402,983
                                                                                                          ---------------
          INSURANCE 9.3%
          ACE Ltd. .............................................    United States            869,890           46,034,579
(a)       Alleghany Corp. ......................................    United States            173,003           48,786,846
(a)       Berkshire Hathaway Inc., A ...........................    United States                741           71,580,600
(a)       Berkshire Hathaway Inc., B ...........................    United States             10,755           34,566,570
(a,d)     Olympus Re Holdings Ltd. .............................    United States            106,700              250,489
          Prudential Financial Inc. ............................    United States            828,050           25,056,793
(a,d)     Symetra Financial ....................................    United States          4,450,920           59,152,727
          White Mountains Insurance Group Ltd. .................    United States            383,121          102,335,450
                                                                                                          ---------------
                                                                                                              387,764,054
                                                                                                          ---------------


                               24 | Annual Report

Mutual Beacon Fund

                                                                                    SHARES/WARRANTS/
                                                                       COUNTRY      CONTRACTS/RIGHTS           VALUE
                                                                   --------------   ----------------      ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          INTERNET SOFTWARE & SERVICES 0.4%
(a,h)     Yahoo! Inc. ..........................................    United States          1,390,650      $    16,965,930
                                                                                                          ---------------
          IT SERVICES 1.6%
(a)       Alliance Data Systems Corp. ..........................    United States          1,115,230           51,891,652
(a)       DST Systems Inc. .....................................    United States            403,219           15,314,258
                                                                                                          ---------------
                                                                                                               67,205,910
                                                                                                          ---------------
          LEISURE EQUIPMENT & PRODUCTS 1.8%
          Eastman Kodak Co. ....................................    United States          4,062,175           26,729,112
          Mattel Inc. ..........................................    United States          2,930,472           46,887,552
                                                                                                          ---------------
                                                                                                               73,616,664
                                                                                                          ---------------
          MACHINERY 0.3%
(a,d)     Motor Coach Industries International Inc., wts.,
             5/27/09 ...........................................    United States                  6                   --
          Parker Hannifin Corp. ................................    United States            284,510           12,103,055
                                                                                                          ---------------
                                                                                                               12,103,055
                                                                                                          ---------------
          MARINE 0.7%
          A.P. Moller - Maersk AS ..............................       Denmark                 5,611           29,620,902
                                                                                                          ---------------
          MEDIA 9.6%
(a)       Adelphia Recovery Trust ..............................    United States         48,268,724              482,687
(a,b)     Adelphia Recovery Trust, Arahova Contingent Value
             Vehicle, Contingent Distribution ..................    United States          6,161,087              924,163
(a,b)     Century Communications Corp., Contingent
             Distribution ......................................    United States         16,986,000                   --
          Comcast Corp., A .....................................    United States          8,218,025          132,721,104
          News Corp., A ........................................    United States          9,236,927           83,963,667
(a)       Time Warner Cable Inc., A ............................    United States          2,418,844           51,884,204
          Time Warner Inc. .....................................    United States          6,436,540           64,751,592
(a,c)     TVMAX Holdings Inc. ..................................    United States            133,855                   --
(a)       Viacom Inc., B .......................................    United States          1,837,340           35,019,700
          Virgin Media Inc. ....................................   United Kingdom          5,915,097           29,516,334
                                                                                                          ---------------
                                                                                                              399,263,451
                                                                                                          ---------------
          METALS & MINING 1.7%
          AK Steel Holding Corp. ...............................    United States          1,184,150           11,036,278
          Alcoa Inc. ...........................................    United States          1,991,180           22,420,687
          ArcelorMittal, N.Y. shs., A ..........................     Netherlands             721,890           17,751,275
          Cliffs Natural Resources Inc. ........................    United States            708,280           18,139,051
(a,d,g)   PMG LLC ..............................................    United States             29,737            2,825,019
                                                                                                          ---------------
                                                                                                               72,172,310
                                                                                                          ---------------
          MULTI-UTILITIES 0.9%
(a,b)     NorthWestern Corp., Contingent Distribution ..........    United States         11,805,000                   --
          Puget Energy Inc. ....................................    United States          1,322,270           36,058,303
                                                                                                          ---------------
                                                                                                               36,058,303
                                                                                                          ---------------
          OIL, GAS & CONSUMABLE FUELS 0.4%
          Noble Energy Inc. ....................................    United States            363,660           17,899,345
                                                                                                          ---------------


                               Annual Report | 25

Mutual Beacon Fund

                                                                                    SHARES/WARRANTS/
                                                                       COUNTRY      CONTRACTS/RIGHTS           VALUE
                                                                   --------------   ----------------      ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          PAPER & FOREST PRODUCTS 4.1%
(a)       Domtar Corp. .........................................    United States         21,549,115      $    35,987,022
          International Paper Co. ..............................    United States          3,048,340           35,970,412
          MeadWestvaco Corp. ...................................    United States          1,560,233           17,459,007
          Weyerhaeuser Co. .....................................    United States          2,583,085           79,068,232
                                                                                                          ---------------
                                                                                                              168,484,673
                                                                                                          ---------------
          PHARMACEUTICALS 2.5%
(a,h)     Mylan Inc. ...........................................    United States          4,485,888           44,365,432
          Novartis AG ..........................................     Switzerland           1,185,468           58,501,886
                                                                                                          ---------------
                                                                                                              102,867,318
                                                                                                          ---------------
          REAL ESTATE INVESTMENT TRUSTS (REITS) 0.7%
          Alexander's Inc. .....................................    United States             38,800            9,890,120
          Ventas Inc. ..........................................    United States            608,900           20,440,773
                                                                                                          ---------------
                                                                                                               30,330,893
                                                                                                          ---------------
          REAL ESTATE MANAGEMENT & DEVELOPMENT 1.4%
(c)       Canary Wharf Group PLC ...............................   United Kingdom         10,069,634           38,815,143
(a)       The St. Joe Co. ......................................    United States            726,998           17,680,591
                                                                                                          ---------------
                                                                                                               56,495,734
                                                                                                          ---------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.8%
(a)       LSI Corp. ............................................    United States         10,548,673           34,705,134
                                                                                                          ---------------
          SOFTWARE 2.8%
          Microsoft Corp. ......................................    United States          5,940,840          115,489,930
                                                                                                          ---------------
          THRIFTS & MORTGAGE FINANCE 0.7%
          People's United Financial Inc. .......................    United States          1,692,640           30,179,771
                                                                                                          ---------------
          TOBACCO 8.7%
          Altria Group Inc. ....................................    United States          1,619,908           24,395,815
          British American Tobacco PLC .........................   United Kingdom          2,620,106           68,882,323
          Imperial Tobacco Group PLC ...........................   United Kingdom          3,583,024           96,813,933
          Japan Tobacco Inc. ...................................        Japan                 12,406           41,058,928
          KT&G Corp. ...........................................     South Korea              82,358            5,157,971
          Lorillard Inc. .......................................    United States            652,700           36,779,645
          Reynolds American Inc. ...............................    United States          1,458,314           58,784,637
          UST Inc. .............................................    United States            442,800           30,721,464
                                                                                                          ---------------
                                                                                                              362,594,716
                                                                                                          ---------------
          TRANSPORTATION INFRASTRUCTURE 0.0%(f)
(a)       Groupe Eurotunnel SA .................................       France                 14,883               80,122
(a)       Groupe Eurotunnel SA, wts., 12/30/11 .................       France              1,570,655              180,092
                                                                                                          ---------------
                                                                                                                  260,214
                                                                                                          ---------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $4,595,852,092) .............................                                            3,474,293,351
                                                                                                          ---------------
          PREFERRED STOCKS 0.0%(f)
          AUTO COMPONENTS 0.0%f
(d)       Dana Holding Corp., 4.00%, cvt. pfd., B ..............    United States             60,625              545,625
                                                                                                          ---------------


                               26 | Annual Report

Mutual Beacon Fund

                                                                                    SHARES/WARRANTS/
                                                                       COUNTRY      CONTRACTS/RIGHTS           VALUE
                                                                   --------------   ----------------      ---------------
          PREFERRED STOCKS (CONTINUED)
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(f)
(a,d)     PTV Inc., 10.00%, pfd., A ............................   United Kingdom            114,246      $       102,821
                                                                                                          ---------------
          TOTAL PREFERRED STOCKS (COST $6,222,444) .............                                                  648,446
                                                                                                          ---------------
          OPTIONS PURCHASED (COST $3,117,569) 0.0%(f)
          PUT OPTIONS 0.0%(f)
(a)       Volkswagen AG, exercise price 170 EUR, 3/20/09 .......       Germany                 2,400            1,691,384
                                                                                                          ---------------

                                                                                        PRINCIPAL
                                                                                        AMOUNT(j)
                                                                                    ----------------
          CORPORATE BONDS & NOTES 3.4%
(k)       ACE Aviation Holdings Inc., cvt., 144A, 4.25%,
             6/01/35 ...........................................       Canada              1,993,000 CAD        1,452,165
(l)       Calpine Corp., Exit Term Loan, FRN, 6.645%, 3/29/14 ..    United States         31,766,943           23,564,273
(d)       Cerberus CG Investor I LLC, 12.00%, 7/31/14 ..........    United States         18,089,600            3,617,920
(d)       Cerberus CG Investor II LLC, 12.00%, 7/31/14 .........    United States         18,089,600            3,617,920
(d)       Cerberus CG Investor III LLC, 12.00%, 7/31/14 ........    United States          9,044,800            1,808,960
(d)       Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13 ..    United States         58,615,106           12,414,548
(l,m)     Charter Communications Operating LLC, Term Loan B,
             FRN, 3.63%, 3/06/14 ...............................    United States          6,192,700            4,183,479
(g)       DecisionOne Corp.,
(d)          12.00%, 4/15/10 ...................................    United States          1,470,406            1,470,406
(c,l)        FRN, 5.50%, 5/12/09 ...............................    United States            263,440              263,440
(l)       First Data Corp., Term Loan, FRN, 3.211%, 9/24/14
             B-1 ...............................................    United States          6,984,717            4,267,872
             B-2 ...............................................    United States          1,751,665            1,070,320
             B-3 ...............................................    United States          1,729,721            1,058,555
          Groupe Eurotunnel SA, cvt., sub. bond, NRS I,
             T2, 3.00%, 7/28/09 ................................       France                 21,700  EUR          25,792
             T2, 3.00%, 7/28/09 ................................       France                 24,211  GBP          35,361
             T3, 3.00%, 7/28/10 ................................       France              5,574,500  EUR       6,625,600
             T3, 3.00%, 7/28/10 ................................       France              5,182,586  GBP       7,569,426
(k)       Indianapolis Downs LLC, 144A,
             senior secured note, 11.00%, 11/01/12 .............    United States          6,400,000            3,520,000
(n)          senior secured sub. note, PIK, 15.50%, 11/01/13 ...    United States         25,087,755            9,909,663
(d,e)     International Automotive Components Group NA LLC,
             9.00%, 4/01/17 ....................................    United States          1,947,800              938,997
(d,e,l,o) Pontus I LLC, junior note, 144A, FRN, 5.689%,
             7/24/09 ...........................................    United States         22,571,683           25,469,965
(d,e,l,o) Pontus II Trust, junior profit-participating note,
             144A, FRN, 7.516%, 6/25/09 ........................    United States          3,570,881              833,157
(l)       Realogy Corp., FRN,
(p)          4.596%, 4/10/13 ...................................    United States          9,434,319            5,389,355
             Delayed Draw Term B Loan, 5.706%, 10/10/13 ........    United States            858,160              541,355
             Initial Term Loan B, 5.706%, 10/10/13 .............    United States          4,732,716            2,985,553
             Synthetic Letter of Credit, 1.52%, 10/10/13 .......    United States          1,274,151              803,776
(l)       Texas Competitive Electric Holdings Co. LLC, FRN,
             5.368%, 10/10/14 ..................................    United States         18,599,604           12,980,980
             Term Loan B3, 5.368%, 10/10/14 ....................    United States          1,716,854            1,198,221


                               Annual Report | 27

Mutual Beacon Fund

                                                                                        PRINCIPAL
                                                                                       AMOUNT(j)/
                                                                       COUNTRY           SHARES                VALUE
                                                                   --------------   ----------------      ---------------
          CORPORATE BONDS & NOTES (CONTINUED)
(c,n)     TVMAX Holdings Inc., PIK,
             11.50%, 3/31/09 ...................................    United States            563,848      $       394,694
             14.00%, 3/31/09 ...................................    United States            988,271              691,790
                                                                                                          ---------------
          TOTAL CORPORATE BONDS & NOTES (COST $289,858,315) ....                                              138,703,543
                                                                                                          ---------------
          CORPORATE BONDS & NOTES IN REORGANIZATION 0.3%
(l,q)     Motor Coach Industries International Inc., FRN,
(p)          First Lien DIP Revolver, 7.75%, 9/19/09 ...........    United States          2,417,398            2,360,807
(m)          Second Lien DIP Trust A Term Loan, 12.75%,
                9/19/09 ........................................    United States          3,545,151            2,907,024
             Second Lien DIP Trust B Term Loan, 15.25%,
                9/19/09 ........................................    United States          2,162,085            1,837,772
(m)          Second Lien, Senior Secured Term Loan, 11.00%,
                12/01/08 .......................................    United States          2,921,456            2,322,557
(c)          Third Lien, Senior Secured Term Loan, 15.649%,
                12/01/08 .......................................    United States         33,683,621              919,563
(c,q)     Safety Kleen Services, senior sub. note, 9.25%,
             6/01/08 ...........................................    United States             50,000                  250
(q)       Trump Entertainment Resorts Inc., 8.50%, 5/20/15 .....    United States         17,380,260            2,389,786
                                                                                                          ---------------
          TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
             (COST $61,491,298) ................................                                               12,737,759
                                                                                                          ---------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $4,956,541,718) .............................                                            3,628,074,483
                                                                                                          ---------------
          SHORT TERM INVESTMENTS 10.0%
          U.S. GOVERNMENT AND AGENCY SECURITIES 10.0%
(r)       FHLB, 1/05/09 - 12/01/09 .............................    United States        348,800,000          348,404,993
(r)       U.S. Treasury Bills, 3/26/09 - 6/18/09 ...............    United States         65,000,000           64,976,405
                                                                                                          ---------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $410,969,830) ...............................                                              413,381,398
                                                                                                          ---------------
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
             (COST $5,367,511,548) .............................                                            4,041,455,881
                                                                                                          ---------------
(s)       INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.0%(f)
          MONEY MARKET FUNDS (COST $578,700) 0.0%(f)
(t)       Bank of New York Institutional Cash Reserve Fund,
             0.09% .............................................    United States            578,700              572,913
                                                                                                          ---------------
          TOTAL INVESTMENTS (COST $5,368,090,248) 97.4% ........                                            4,042,028,794
          OPTIONS WRITTEN (0.1)% ...............................                                               (2,548,169)
          NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE
             CONTRACTS 1.3% ....................................                                               54,601,207
          OTHER ASSETS, LESS LIABILITIES 1.4% ..................                                               58,058,365
                                                                                                          ---------------
          NET ASSETS 100.0% ....................................                                          $ 4,152,140,197
                                                                                                          ---------------


                               28 | Annual Report

Mutual Beacon Fund

                                                                       COUNTRY          CONTRACTS              VALUE
                                                                   --------------   ----------------      ---------------
(u)       OPTIONS WRITTEN 0.1%
          CALL OPTIONS 0.1%
          COMMUNICATIONS EQUIPMENT 0.0%(f)
          Telefonaktiebolaget LM Ericsson, Jun. 70 Calls,
             6/18/09 ...........................................       Sweden                 15,823      $       829,701
          Telefonaktiebolaget LM Ericsson, Mar. 70 Calls,
             3/20/09 ...........................................       Sweden                 79,100              515,936
                                                                                                          ---------------
                                                                                                                1,345,637
                                                                                                          ---------------
          FOOD PRODUCTS 0.0%(f)
          Cadbury PLC, Mar. 6 Calls, 3/20/09....................   United Kingdom                720              473,218
          Cadbury PLC, Mar. 6.4 Calls, 3/20/09..................   United Kingdom                720              262,899
          Groupe Danone, Mar. 50 Calls, 3/20/09.................        France                 1,900              286,931
          Nestle SA, Mar. 48 Calls, 3/20/09.....................     Switzerland               2,000               54,312
                                                                                                          ---------------
                                                                                                                1,077,360
                                                                                                          ---------------
          INTERNET SOFTWARE & SERVICES 0.0%(f)
          Yahoo! Inc., Jan. 12.5 Calls, 1/17/09.................    United States                719               55,363
          Yahoo! Inc., Jan. 14 Calls, 1/17/09...................    United States              1,493               46,283
          Yahoo! Inc., Jan. 15 Calls, 1/17/09...................    United States                 57                1,026
                                                                                                          ---------------
                                                                                                                  102,672
                                                                                                          ---------------
          PHARMACEUTICALS 0.0%(f)
          Mylan Inc., Apr. 12.5 Calls, 4/18/09 .................    United States                500               22,500
                                                                                                          ---------------
          TOTAL OPTIONS WRITTEN
             (PREMIUMS RECEIVED $3,770,958) ....................                                          $     2,548,169
                                                                                                          ===============

See Abbreviations on page 50.

(a)  Non-income producing for the twelve months ended December 31, 2008.

(b) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2008, the aggregate value of these securities was $44,249,582, representing 1.07% of net assets.

(d)  See Note 10 regarding restricted and illiquid securities.

(e)  See Note 14 regarding other considerations.

(f)  Rounds to less than 0.1% of net assets.

(g)  See Note 13 regarding holdings of 5% voting securities.

(h) A portion or all of the security is held in connection with written option contracts open at year end.

(i)  A portion or all of the security is on loan as of December 31, 2008. See
     Note 1(i).

(j)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(k) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2008, the aggregate value of these securities was $14,881,828, representing 0.36% of net assets.

(l)  The coupon rate shown represents the rate at period end.

(m) A portion or all of the securities purchased on a delayed delivery basis. See Note 1(c).

(n)  Income may be received in additional securities and/or cash.

(o)  See Note 1(h) regarding investments in special purpose entities.

(p)  See Note 11 regarding unfunded loan commitments.

(q)  See Note 9 regarding defaulted securities.

(r)  The security is traded on a discount basis with no stated coupon rate.

(s)  See Note 1(i) regarding securities on loan.

(t)  The rate shown is the annualized seven-day yield at period end.

(u)  See Note 1(f) regarding written options.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Mutual Beacon Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ........................................................   $ 5,327,157,455
      Cost - Controlled affiliated issuers (Note 13) .....................................         2,081,593
      Cost - Non-controlled affiliated issuers (Note 13) .................................        38,851,200
                                                                                             ---------------
      Total cost of investments ..........................................................   $ 5,368,090,248
                                                                                             ---------------
      Value - Unaffiliated issuers .......................................................   $ 4,002,908,516
      Value - Controlled affiliated issuers (Note 13) ....................................         2,825,019
      Value - Non-controlled affiliated issuers (Note 13) ................................        36,295,259
                                                                                             ---------------
      Total value of investments (includes securities loaned in the amount of $873,857) ..     4,042,028,794
   Cash ..................................................................................        42,326,140
   Cash on deposit with brokers ..........................................................         7,511,576
   Foreign currency, at value (cost $9,954,784) ..........................................         9,915,656
   Receivables:
      Investment securities sold .........................................................        22,063,058
      Capital shares sold ................................................................         7,146,605
      Dividends and interest .............................................................        29,565,048
   Unrealized appreciation on forward exchange contracts (Note 8) ........................        76,719,317
                                                                                             ---------------
         Total assets ....................................................................     4,237,276,194
                                                                                             ---------------
Liabilities:
   Payables:
      Investment securities purchased ....................................................        24,579,375
      Capital shares redeemed ............................................................        27,632,802
      Affiliates .........................................................................         4,352,654
   Options written, at value (premiums received $3,770,958) ..............................         2,548,169
   Payable upon return of securities loaned ..............................................           578,700
   Unrealized depreciation on forward exchange contracts (Note 8) ........................        22,118,110
   Unrealized depreciation on unfunded loan commitments (Note 11) ........................           869,741
   Accrued expenses and other liabilities ................................................         2,456,446
                                                                                             ---------------
         Total liabilities ...............................................................        85,135,997
                                                                                             ---------------
            Net assets, at value .........................................................   $ 4,152,140,197
                                                                                             ---------------
Net assets consist of:
   Paid-in capital .......................................................................   $ 5,712,656,030
   Undistributed net investment income ...................................................        90,197,978
   Net unrealized appreciation (depreciation) ............................................    (1,271,146,910)
   Accumulated net realized gain (loss) ..................................................      (379,566,901)
                                                                                             ---------------
            Net assets, at value .........................................................   $ 4,152,140,197
                                                                                             ===============

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Mutual Beacon Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2008

CLASS Z:
   Net assets, at value ...................................................   $2,002,360,620
                                                                              --------------
   Shares outstanding .....................................................      220,675,278
                                                                              --------------
   Net asset value and maximum offering price per share ...................   $         9.07
                                                                              --------------
CLASS A:
   Net assets, at value ...................................................   $1,659,062,286
                                                                              --------------
   Shares outstanding .....................................................      184,598,514
                                                                              --------------
   Net asset value per share(a) ...........................................   $         8.99
                                                                              --------------
   Maximum offering price per share (net asset value per share / 94.25%) ..   $         9.54
                                                                              --------------
CLASS B:
   Net assets, at value ...................................................   $   73,168,046
                                                                              --------------
   Shares outstanding .....................................................        8,433,874
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $         8.68
                                                                              --------------
CLASS C:
   Net assets, at value ...................................................   $  417,549,245
                                                                              --------------
   Shares outstanding .....................................................       47,236,992
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $         8.84
                                                                              ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Mutual Beacon Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2008

Investment income:
Dividends: (net of foreign taxes of $8,225,890)
      Unaffiliated issuers ...........................................................   $   126,256,605
      Non-controlled affiliated issuers (Note 13) ....................................           475,592
Interest:
      Unaffiliated issuers ...........................................................        39,333,201
      Non-controlled affiliated issuers (Note 13) ....................................           192,504
Income from securities loaned ........................................................           666,496
                                                                                         ---------------
            Total investment income ..................................................       166,924,398
                                                                                         ---------------
Expenses:
   Management fees (Note 3a) .........................................................        36,109,417
   Administrative fees (Note 3b) .....................................................         4,624,901
   Distribution fees: (Note 3c)
      Class A ........................................................................         6,491,926
      Class B ........................................................................         1,252,568
      Class C ........................................................................         6,661,661
   Transfer agent fees (Note 3e) .....................................................         6,948,092
   Custodian fees (Note 4) ...........................................................           625,843
   Reports to shareholders ...........................................................           458,481
   Registration and filing fees ......................................................           337,467
   Professional fees .................................................................         1,374,843
   Trustees' fees and expenses .......................................................           270,604
   Dividends on securities sold short ................................................           291,585
   Other .............................................................................           269,247
                                                                                         ---------------
            Total expenses ...........................................................        65,716,635
            Expense reductions (Note 4) ..............................................           (35,322)
                                                                                         ---------------
               Net expenses ..........................................................        65,681,313
                                                                                         ---------------
                  Net investment income ..............................................       101,243,085
                                                                                         ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ........................................................      (431,563,804)
         Non-controlled affiliated issuers (Note 13) .................................         2,879,013
      Written options ................................................................         4,020,286
      Foreign currency transactions ..................................................        63,786,891
      Securities sold short ..........................................................         8,107,318
                                                                                         ---------------
               Net realized gain (loss) ..............................................      (352,770,296)
                                                                                         ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................    (2,738,456,767)
      Translation of other assets and liabilities denominated in foreign currencies ..        67,272,097
                                                                                         ---------------
               Net change in unrealized appreciation (depreciation) ..................    (2,671,184,670)
                                                                                         ---------------
Net realized and unrealized gain (loss) ..............................................    (3,023,954,966)
                                                                                         ---------------
Net increase (decrease) in net assets resulting from operations ......................   $(2,922,711,881)
                                                                                         ===============

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Mutual Beacon Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                            --------------------------------
                                                                                                  2008             2007
                                                                                            ---------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................................   $   101,243,085   $  207,076,836
      Net realized gain (loss) from investments, written options, securities
         sold short, synthetic equity swaps, and foreign currency transactions ..........      (352,770,296)     562,437,203
      Net change in unrealized appreciation (depreciation) on investments and
         translation of other assets and liabilities denominated in foreign currencies ..    (2,671,184,670)    (587,191,848)
                                                                                            ---------------   --------------
            Net increase (decrease) in net assets resulting from operations .............    (2,922,711,881)     182,322,191
                                                                                            ---------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ........................................................................        (6,619,057)    (130,125,357)
         Class A ........................................................................        (4,290,717)     (80,817,727)
         Class B ........................................................................          (137,348)      (4,105,340)
         Class C ........................................................................          (771,400)     (20,964,655)
      Net realized gains:
         Class Z ........................................................................       (97,668,819)    (213,170,126)
         Class A ........................................................................       (73,463,233)    (145,346,463)
         Class B ........................................................................        (3,969,920)      (9,918,571)
         Class C ........................................................................       (21,432,695)     (48,866,936)
                                                                                            ---------------   --------------
   Total distributions to shareholders ..................................................      (208,353,189)    (653,315,175)
                                                                                            ---------------   --------------
   Capital share transactions: (Note 2)
         Class Z ........................................................................      (299,359,816)     183,737,378
         Class A ........................................................................       142,074,388      659,455,776
         Class B ........................................................................       (34,340,619)     (18,583,161)
         Class C ........................................................................      (110,542,023)     105,335,071
                                                                                            ---------------   --------------
   Total capital share transactions .....................................................      (302,168,070)     929,945,064
                                                                                            ---------------   --------------
   Redemption fees ......................................................................            19,698           19,015
                                                                                            ---------------   --------------
            Net increase (decrease) in net assets .......................................    (3,433,213,442)     458,971,095
Net assets:
   Beginning of year ....................................................................     7,585,353,639    7,126,382,544
                                                                                            ---------------   --------------
   End of year ..........................................................................   $ 4,152,140,197   $7,585,353,639
                                                                                            ---------------   --------------
Undistributed net investment income included in net assets:
   End of year ..........................................................................   $    90,197,978   $    8,966,151
                                                                                            ===============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Mutual Beacon Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability


                               34 | Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

(including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               Annual Report | 35

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized appreciation or depreciation on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                               36 | Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities or other financial instruments at a specified price, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. INVESTMENTS IN SPECIAL PURPOSE ENTITIES

At December 31, 2008, the Fund had contributed an additional $19,474,844 as a subordinated note holder of certain special purpose entities ("SPEs"). Such contributions, while made at the discretion of the Fund, represent additional capital contributions to the SPE in support of its underlying investments and are subject first to the claims of the senior note holders of the SPE. These contributions are recorded as an addition to the Fund's cost basis in the SPE and are subject to the risk of loss in the event of continued unfavorable market conditions related to the SPE's underlying investments.


                               Annual Report | 37

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

J. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                               38 | Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

N. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 39

Mutual Beacon Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                       YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------------------
                                                 2008                          2007
                                      ---------------------------   ---------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
                                      -----------   -------------   -----------   -------------
CLASS Z SHARES:
   Shares sold ....................    11,250,144   $ 136,618,769    14,093,045   $ 246,409,474
   Shares issued in reinvestment of
      distributions ...............     7,467,999      96,562,887    19,675,347     314,926,373
   Shares redeemed ................   (45,025,975)   (532,541,472)  (21,723,780)   (377,598,469)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........   (26,307,832)  $(299,359,816)   12,044,612   $ 183,737,378
                                      ===========   =============     ========= ===============
CLASS A SHARES:
   Shares sold ....................    83,093,593   $ 933,681,282    53,732,297   $ 934,047,432
   Shares issued in reinvestment of
      distributions ...............     5,456,844      69,956,428    13,427,605     213,312,929
   Shares redeemed ................   (73,885,362)   (861,563,322)  (28,289,809)   (487,904,585)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    14,665,075   $ 142,074,388    38,870,093   $ 659,455,776
                                      ===========   =============   ===========   =============
CLASS B SHARES:
   Shares sold ....................       253,906     $ 3,096,427       337,672     $ 5,656,771
   Shares issued in reinvestment of
      distributions ...............       305,496       3,788,152       826,541      12,800,173
   Shares redeemed ................    (3,422,951)    (41,225,198)   (2,198,565)    (37,040,105)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease)             (2,863,549)  $ (34,340,619)   (1,034,352)  $ (18,583,161)
                                      ===========   =============   ===========   =============
CLASS C SHARES:
   Shares sold ....................     5,583,255   $  66,138,537     9,340,352   $ 160,272,572
   Shares issued in reinvestment of
      distributions ...............     1,572,454      19,859,013     3,919,913      61,710,344
   Shares redeemed ................   (16,485,614)   (196,539,573)   (6,837,573)   (116,647,845)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    (9,329,905)  $(110,542,023)    6,422,692   $ 105,335,071
                                      ===========   =============   ===========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                               AFFILIATION
------------------------------------------------------   ----------------------
   Franklin Mutual Advisers, LLC (Franklin Mutual)       Investment manager
   Franklin Templeton Services, LLC (FT Services)        Administrative manager
   Franklin Templeton Distributors, Inc. (Distributors)  Principal underwriter
   Franklin Templeton Investor Services,
      LLC (Investor Services)                            Transfer agent


                               40 | Annual Report

Mutual Beacon Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ------------------------------------------------
       0.600%         Up to and including $5 billion
       0.570%         Over $5 billion, up to and including $7 billion
       0.550%         Over $7 billion, up to and including $10 billion
       0.540%         In excess of $10 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........   0.35%
Class B ...........   1.00%
Class C ...........   1.00%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.


                               Annual Report | 41

Mutual Beacon Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .....................................   $819,347
Contingent deferred sales charges retained .........................   $112,564

E. TRANSFER AGENT FEES

For the year ended December 31, 2008, the Fund paid transfer agent fees of $6,948,092, of which $3,937,320 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996 the Plan was closed to new participants.

During the year ended December 31, 2008, the Fund's projected benefit obligation and benefit payments under the plan were as follows:

(a) Projected benefit obligation at December 31, 2008 ...............   $146,293
(b) Increase in projected benefit obligation ........................   $ 13,359
    Benefit payments made to retired trustees .......................   $  2,972

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $100,024,292 expiring in 2016.


                               42 | Annual Report

Mutual Beacon Fund

6. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $101,600,195 and $24,314,235, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

                                      2008           2007
                                 ------------   ------------
Distributions paid from:
   Ordinary income ...........   $ 47,998,121   $236,780,922
   Long term capital gain ....    160,355,068    416,534,253
                                 ------------   ------------
                                 $208,353,189   $653,315,175
                                 ============   ============

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ......................................   $ 5,478,857,021
                                                             ===============
Unrealized appreciation ..................................   $   478,465,629
Unrealized depreciation ..................................    (1,915,293,856)
                                                             ---------------
Net unrealized appreciation (depreciation) ...............   $(1,436,828,227)
                                                             ===============
Distributable earnings - undistributed ordinary income ...   $    90,720,252
                                                             ===============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, pass-through entity income, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, pass-through entity income, and certain dividends on securities sold short.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2008, aggregated $2,959,453,269 and $3,076,747,355, respectively.


                               Annual Report | 43

Mutual Beacon Fund

7. INVESTMENT TRANSACTIONS (CONTINUED)

Transactions in options written during the year ended December 31, 2008, were as follows:

                                               NUMBER OF     PREMIUMS
                                               CONTRACTS     RECEIVED
                                               ---------   -----------
Options outstanding at December 31, 2007 ...      3,364    $ 2,764,825
Options written ............................    112,721      7,083,766
Options expired ............................         --             --
Options exercised ..........................         --             --
Options closed .............................    (13,053)    (6,077,633)
                                                -------    -----------
Options outstanding at December 31, 2008 ...    103,032    $ 3,770,958
                                                =======    ===========

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                  CONTRACT     SETTLEMENT    UNREALIZED     UNREALIZED
                                                   AMOUNT         DATE      APPRECIATION   DEPRECIATION
                                                ------------   ----------   ------------   ------------
CONTRACTS TO BUY
     12,480,000     British Pound Sterling ..   $ 21,628,700     1/12/09     $       --     $(3,407,089)
      6,865,365     Norwegian Krone .........      1,090,000     1/12/09             --        (103,795)
    110,009,012     Norwegian Krone .........     15,380,791     1/12/09        421,922              --
    260,884,089     Danish Krone ............     44,890,585     1/23/09      4,036,144              --
     30,143,643     Danish Krone ............      5,708,033     1/23/09             --         (67,197)
     10,975,749     Swiss Franc .............      9,220,000     2/09/09      1,063,103              --
     39,062,896     Euro ....................     50,637,540     2/13/09      3,889,138              --
      2,048,268     Canadian Dollar .........      1,630,224     2/27/09         52,214              --
      2,271,400     Swiss Franc .............      2,049,630     3/09/09         79,163              --
     13,920,000     British Pound Sterling ..     23,775,921     3/10/09             --      (3,474,527)
     12,623,289     Euro ....................     17,576,667     3/13/09         31,583              --
    110,979,528     Swedish Krona ...........     15,510,000     3/16/09             --      (1,329,465)
     61,437,052     Norwegian Krone .........      8,520,000     5/19/09        259,982              --
CONTRACTS TO SELL
     21,264,392     British Pound Sterling ..     37,055,019     1/12/09      6,007,626              --
    529,300,000     Norwegian Krone .........     85,347,476     1/12/09      9,313,920              --
     19,333,080     Norwegian Krone .........      2,740,000     1/12/09             --         (37,183)
    491,481,600     Danish Krone ............    100,813,764     1/23/09      8,640,312              --
     26,100,127     Danish Krone ............      4,538,000     1/23/09             --        (356,871)
     88,000,000     Euro ....................    128,730,800     1/26/09      5,827,462              --
      5,622,350     Swiss Franc .............      4,860,000     2/09/09             --        (407,541)
     40,268,509     Swiss Franc .............     38,296,252     2/09/09        568,965              --
     58,000,000     Euro ....................     86,205,400     2/13/09      5,245,010              --
  1,120,080,125     Japanese Yen ............     11,649,216     2/19/09             --        (709,089)
      8,915,283     Canadian Dollar .........      7,108,890     2/27/09             --        (214,084)
     23,640,000     Euro ....................     30,796,543     2/27/09             --      (2,189,907)
     48,700,000     Swiss Franc .............     43,978,844     3/09/09             --      (1,663,590)


                               44 | Annual Report

Mutual Beacon Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                  CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
                                                   AMOUNT        DATE      APPRECIATION   DEPRECIATION
                                                -----------   ----------   ------------   ------------
CONTRACTS TO SELL (CONTINUED)
   70,000,000   British Pound Sterling ......   121,390,740     3/10/09     $19,300,395   $         --
   41,493,900   Euro ........................    54,856,482     3/13/09              --     (3,023,439)
  385,521,457   Swedish Krona ...............    56,693,912     3/16/09       7,433,469             --
   75,954,526   Swedish Krona ...............     9,385,000     3/16/09              --       (320,176)
1,998,831,250   South Korean Won ............     1,675,000     4/06/09          86,861             --
1,584,000,000   South Korean Won ............     1,200,000     4/06/09              --        (58,541)
1,517,000,000   Japanese Yen ................    17,277,904     4/20/09         515,874             --
   30,575,290   Euro ........................    39,766,063     4/30/09              --     (2,839,249)
   30,560,000   British Pound Sterling ......    47,529,968     5/12/09       2,968,443             --
    8,378,708   Norwegian Krone .............     1,180,000     5/19/09              --        (17,403)
   21,000,000   Euro ........................    27,346,200     5/29/09              --     (1,898,964)
   39,457,831   British Pound Sterling ......    58,517,040     9/14/09         977,731             --
                                                                            -----------   ------------
Unrealized appreciation (depreciation) on forward exchange contracts ...     76,719,317    (22,118,110)
                                                                            -----------   ------------
   NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE CONTRACTS ...........    $54,601,207
                                                                            ===========

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2008, the aggregate value of these securities was $12,737,759, representing 0.31% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                               Annual Report | 45

Mutual Beacon Fund

10. RESTRICTED SECURITIES (CONTINUED)

At December 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/
 SHARES/WARRANTS/                                               ACQUISITION
    CONTRACTS                         ISSUER                       DATES             COST          VALUE
-----------------   -------------------------------------   ------------------   -----------   ------------
      484,720           AboveNet Inc. ...................   10/02/01 - 8/08/08   $25,693,460   $ 24,236,000
          613           AboveNet Inc., stock grant,
                           grant price $20.95, expiration
                           date 9/09/13 .................    4/17/06 - 9/08/06            --          1,379
       19,829           AboveNet Inc., wts., 9/08/10 ....   10/02/01 - 9/07/07     2,071,196         79,316
   20,610,629           Cerberus CG Investor I LLC ......    7/26/07 - 6/17/08    20,610,629      4,122,126
   18,089,600           Cerberus CG Investor I LLC,
                           12.00%, 7/31/14 ..............         7/26/07         18,089,600      3,617,920
   20,610,629           Cerberus CG Investor II LLC .....    7/26/07 - 6/17/08    20,610,629      4,122,126
   18,089,600           Cerberus CG Investor II LLC,
                           12.00%, 7/31/14 ..............         7/26/07         18,089,600      3,617,920
   10,305,315           Cerberus CG Investor III LLC ....    7/26/07 - 6/17/08    10,305,315      2,061,063
    9,044,800           Cerberus CG Investor III LLC,
                           12.00%, 7/31/14 ..............         7/26/07          9,044,800      1,808,960
   19,542,250           Cerberus FIM Investors Holdco
                           LLC ..........................        11/20/06         19,542,250      4,139,005
   58,615,106           Cerberus FIM Investors Holdco
                           LLC, 12.00%, 11/22/13 ........        11/20/06         58,615,106     12,414,548
       60,625       (a) Dana Holding Corp., 4.00%, cvt.
                           pfd., B ......................        12/27/07          6,062,500        545,625
    1,142,353       (b) DecisionOne Corp. ...............    3/12/99 - 7/18/00       793,798             --
    1,470,406       (b) DecisionOne Corp., 12.00%,
                           4/15/10 ......................   3/12/99 - 10/16/08     2,064,804      1,470,406
      627,237       (b) DecisionOne Corp., wts.,
                           6/08/17 ......................         7/09/07                 --             --
       35,242           FE Capital Holdings Ltd. ........    8/29/03 - 3/11/08     4,098,788             --
    1,157,143           First Chicago Bancorp ...........        11/16/06         16,200,002      8,776,047
      225,943           IACNA Investor LLC ..............         7/24/08            231,388          2,260
    2,846,329           International Automotive
                           Components Group Brazil LLC ..   4/13/06 - 12/26/08     1,909,386      2,264,597
      378,194           International Automotive
                           Components Group Japan LLC ...    9/26/06 - 3/27/07     3,283,337        408,729
   10,149,082           International Automotive
                           Components Group LLC .........   1/12/06 - 10/16/06    10,151,710      1,726,359
    1,947,800           International Automotive
                           Components Group NA LLC,
                           9.00%, 4/01/17 ...............         3/30/07          1,977,017        938,997
    6,469,827           International Automotive
                           Components Group NA LLC, A ...   3/30/07 - 10/10/07     6,404,397      1,053,288
    1,652,279           Kindred Healthcare Inc. .........    4/28/99 - 7/08/08    15,239,975     20,437,039
            6       (c) Motor Coach Industries
                           International Inc., wts.,
                           5/27/09 ......................         3/30/07                 --             --


                               46 | Annual Report

Mutual Beacon Fund

10. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL AMOUNT/
 SHARES/WARRANTS/                                               ACQUISITION
    CONTRACTS                         ISSUER                       DATES             COST          VALUE
-----------------   -------------------------------------   ------------------   -----------   ------------
      163,895           NCB Warrant Holdings Ltd., A ....   12/16/05 - 3/11/08   $ 1,725,660   $         --
      106,700           Olympus Re Holdings Ltd. ........        12/19/01         10,318,072        250,489
       29,737           PMG LLC .........................        3/22/04           2,081,593      2,825,019
   22,571,683           Pontus I LLC, junior note, 144A,
                           FRN, 5.689%, 7/24/09 .........   1/22/08 - 2/25/08     42,046,527     25,469,965
    3,570,881           Pontus II Trust, junior
                           profit-participating note,
                           144A, FRN, 7.516%, 6/25/09 ...        2/29/08           4,097,326        833,157
      114,246           PTV Inc., 10.00%, pfd., A .......   12/07/01 - 3/06/02       159,944        102,821
    4,450,920           Symetra Financial ...............        7/27/04          51,160,000     59,152,727
                                                                                               ------------
                           TOTAL RESTRICTED SECURITIES (4.49% of Net Assets) ...............   $186,477,888
                                                                                               ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $534,104 as of December 31, 2008.

(b) The Fund also invests in unrestricted securities of the issuer, valued at $263,440 as of December 31, 2008.

(c) The Fund also invests in unrestricted securities of the issuer, valued at $10,347,723 as of December 31, 2008.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2008, unfunded commitments were as follows:

                                                             UNFUNDED
                                                            COMMITMENT
                                                            ----------
BORROWER
Motor Coach Industries International Inc., First Lien DIP
   Revolver, FRN, 7.75%, 9/19/09 ........................   $1,373,522
Realogy Corp., FRN, 4.596%, 4/10/13 .....................    4,304,981
                                                            ----------
                                                            $5,678,503
                                                            ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12. UNFUNDED CAPITAL COMMITMENTS

At December 31, 2008, the Fund had aggregate unfunded capital commitments to investments of $94,023,900.


                               Annual Report | 47

Mutual Beacon Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2008, were as shown below.

                                  NUMBER OF                            NUMBER OF
                                   SHARES/                              SHARES/
                                  WARRANTS/                            WARRANTS/
                                  PRINCIPAL                            PRINCIPAL
                                    AMOUNT                               AMOUNT                                REALIZED
                                   HELD AT                              HELD AT      VALUE AT                   CAPITAL
                                  BEGINNING     GROSS       GROSS         END        END OF      INVESTMENT      GAIN
NAME OF ISSUER                     OF YEAR    ADDITIONS   REDUCTIONS    OF YEAR       YEAR         INCOME       (LOSS)
--------------                    ---------   ---------   ----------   ---------   -----------   ----------   ----------
CONTROLLED AFFILIATES(a)
PMG, LLC ......................      29,737         --            --      29,737   $ 2,825,019    $     --    $       --
NON-CONTROLLED AFFILIATES
DecisionOne Corp. .............   1,142,353         --            --   1,142,353            --          --            --
DecisionOne Corp., 12.00%,
   4/15/10 ....................   1,412,099     58,307            --   1,470,406     1,470,406     172,054            --
DecisionOne Corp., FRN, 5.50%,
   5/12/09 ....................     263,440         --            --     263,440       263,440      20,450            --
DecisionOne Corp., wts.,
   6/08/17 ....................     627,237         --            --     627,237            --          --            --
Esmark Inc. ...................   3,954,729         --     3,954,729          --            --          --     2,879,013
Farmer Brothers Co. ...........   1,033,896         --            --   1,033,896    25,785,366     475,592            --
FE Capital Holdings Ltd. ......      14,498     20,744            --      35,242            --          --            --
First Chicago Bancorp .........   1,157,143         --            --   1,157,143     8,776,047          --            --
                                                                                   -----------    --------    ----------
TOTAL NON-CONTROLLED AFFILIATES ................................................   $36,295,259    $668,096    $2,879,013
                                                                                   -----------    --------    ----------
   TOTAL AFFILIATED SECURITIES (0.94% of Net Assets) ...........................   $39,120,278    $668,096    $2,879,013
                                                                                   ===========    ========    ==========

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Franklin Mutual serves as investment manager to certain special purpose entities that issue securities held by the Fund. Franklin Mutual is not compensated for such services and does not invest in or exercise control over such entities. As investment manager, Franklin Mutual is primarily responsible for recommending investments in unaffiliated issuers to be held by the special purpose entities. Securities issued by these special purpose entities are restricted under the Securities Act of 1933 and are deemed to be illiquid.


                               48 | Annual Report

Mutual Beacon Fund

15. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Franklin Mutual Series Funds, formerly known as the Franklin Mutual Series Funds, Inc. The reorganization became effective on May 1, 2008.

16. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's assets and liabilities carried at fair value:

                                            LEVEL 1         LEVEL 2        LEVEL 3          TOTAL
                                        --------------   ------------   ------------   --------------
ASSETS:
   Investments in Securities ........   $3,320,932,843   $491,016,929   $230,079,022   $4,042,028,794
   Other Financial Instruments (a) ..               --     76,719,317             --       76,719,317
LIABILITIES:
   Options Written ..................               --      2,548,169             --        2,548,169
   Other Financial Instruments (a) ..               --     22,987,851             --       22,987,851

(a) Other financial instruments includes net unrealized appreciation (depreciation) on forward exchange contracts and unfunded loan commitments.


                               Annual Report | 49

Mutual Beacon Fund

16. FAIR VALUE MEASUREMENTS (CONTINUED)

At December 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Fund's fair value, is as follows:

                                                             INVESTMENTS IN
                                                               SECURITIES
                                                             --------------
Beginning Balance - January 1, 2008 ......................    $ 528,497,600
   Net realized gain (loss) ..............................        3,093,661
   Net change in unrealized appreciation (depreciation) ..     (284,088,942)
   Net purchases (sales) .................................      (16,830,743)
   Transfers in and/or out of Level 3 ....................         (592,554)
                                                             --------------
Ending Balance ...........................................    $ 230,079,022
                                                             --------------
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period ....    $(305,862,111)
                                                             ==============

17. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

18. SUBSEQUENT EVENTS

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit ("Global Credit Facility") to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

CURRENCY

CAD - Canadian Dollar
EUR - Euro
GBP - British Pound Sterling

SELECTED PORTFOLIO

ADR  - American Depository Receipt
DIP  - Debtor-In-Possession
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PIK  - Payment-In-Kind


                               50 | Annual Report

Mutual Beacon Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF FRANKLIN MUTUAL SERIES FUNDS AND SHAREHOLDERS OF THE MUTUAL BEACON FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Beacon Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the "Fund"), including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Beacon Fund of the Franklin Mutual Series Funds at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                       /s/ Ernst & Young LLP

Boston, Massachusetts
February 17, 2009


                               Annual Report | 51

Mutual Beacon Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $160,355,068 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $25,568,326 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $122,983,985 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $21,721,200 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.


                               52 | Annual Report

Mutual Beacon Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
NAME, YEAR OF BIRTH                                        LENGTH OF         OVERSEEN BY
AND ADDRESS                             POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------                 ---------------   ------------------   --------------   -----------------------------------
EDWARD I. ALTMAN, PH.D. (1941)      Trustee           Since 1987           7                None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York
University.

ANN TORRE BATES (1958)              Trustee           Since 1994           30               SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                           Allied Capital Corporation
101 John F. Kennedy Parkway                                                                 (financial services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD (1929)          Trustee           Since 2002           14               Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC                                                           Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway                                                                 Fiduciary International Ireland
Short Hills, NJ 07078-2789                                                                  Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY,
Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and
Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation;
Governor, Investment Company Institute and Chairman, ICI Public Information Committee.

BRUCE A. MACPHERSON (1930)          Trustee           Since 1974           7                None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).


                               Annual Report | 53

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
NAME, YEAR OF BIRTH                                        LENGTH OF         OVERSEEN BY
AND ADDRESS                             POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------                 ---------------   ------------------   --------------   -----------------------------------
CHARLES RUBENS II (1930)            Trustee           Since 1998           14               None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

ROBERT E. WADE (1946)               Trustee and       Trustee              37               El Oro and Exploration Co., p.l.c.
c/o Franklin Mutual Advisers, LLC   Chairman          since 1991 and                        (investments).
101 John F. Kennedy Parkway         of the Board      Chairman of the
Short Hills, NJ 07078-2789                            Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
NAME, YEAR OF BIRTH                                        LENGTH OF         OVERSEEN BY
AND ADDRESS                             POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------                 ---------------   ------------------   --------------   -----------------------------------
**GREGORY E. JOHNSON (1961)         Trustee           Since 2007           92               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

**PETER A. LANGERMAN (1955)         Trustee,          Trustee              7                None
c/o Franklin Mutual Advisers, LLC   President         since 2007,
101 John F. Kennedy Parkway         and Chief         President and
Short Hills, NJ 07078-2702          Executive         Chief Executive
                                    Officer -         Officer -
                                    Investment        Investment
                                    Management        Management
                                                      since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's
Division of Investment.

JENNIFER J. BOLT (1964)             Chief             Since                Not Applicable   Not Applicable
One Franklin Parkway                Executive         December 2008
San Mateo, CA 94403-1906            Officer -
                                    Finance and
                                    Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited;
officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               54 | Annual Report

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
NAME, YEAR OF BIRTH                                        LENGTH OF         OVERSEEN BY
AND ADDRESS                             POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------                 ---------------   ------------------   --------------   -----------------------------------
PHILIPPE BRUGERE-TRELAT (1949)      Vice President    Since 2005           Not Applicable   Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav);
and officer of two of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)               Chief             Chief Compliance     Not Applicable   Not Applicable
One Franklin Parkway                Compliance        Officer since 2004
San Mateo, CA 94403-1906            Officer and       and Vice President
                                    Vice President    - AML Compliance
                                    - AML             since 2006
                                    Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin
Resources, Inc. (1994-2001).

MICHAEL J. EMBLER (1964)            Senior Vice       Since 2005           Not Applicable   Not Applicable
101 John F. Kennedy Parkway         President
Short Hills, NJ 07078-2789          and Chief
                                    Investment
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.

LAURA F. FERGERSON (1962)           Chief Financial   Since                Not Applicable   Not Applicable
One Franklin Parkway                Officer and       February 2008
San Mateo, CA 94403-1906            Chief
                                    Accounting
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of
most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947)             Vice President    Since                Not Applicable   Not Applicable
500 East Broward Blvd.                                February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 55

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
NAME, YEAR OF BIRTH                                        LENGTH OF         OVERSEEN BY
AND ADDRESS                             POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------                 ---------------   ------------------   --------------   -----------------------------------
STEVEN J. GRAY (1955)               Secretary         Since 2005           Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual
Advisers, LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton
Investments.

GREGORY R. SEWARD (1956)            Treasurer         Since 2005           Not Applicable   Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)                Vice President    Since 2005           Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the parent company of the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 2: Gregory E. Johnson is the brother of Jennifer J. Bolt.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               56 | Annual Report

Mutual Beacon Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling
(800) SEC-0330.


                               Annual Report | 57

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08


                                                   Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL BEACON FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B & C)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

476 A2008 02/09

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $446,650 for the fiscal year ended December 31, 2008 and $401,224 for the fiscal year ended December 31, 2007.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $16,000 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2008 and $109,538 for the fiscal year ended December 31, 2007. The services for which these fees were paid included compiling a gap analysis for the implementation of Markets in Financial Instruments Directive.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant  described in paragraphs
(b)-(d) of Item 4 were  approved by the audit  committee  pursuant to  paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $16,000 for the fiscal year ended December 31, 2008 and $109,538 for the fiscal year ended December 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.       N/A

ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
           CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/JENNIFER J. BOLT
-----------------------------------
      Jennifer J. Bolt
      Chief Executive Officer -
      Finance and Administration
Date  February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JENNIFER J. BOLT
-----------------------------------
      Jennifer J. Bolt
      Chief Executive Officer -
      Finance and Administration
Date  February 25, 2009

By /s/LAURA F. FERGERSON
----------------------------------
      Laura F. Fergerson
      Chief Financial Officer and
      Chief Accounting Officer
Date  February 25, 2009